UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02628

Fidelity Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Municipal Income Fund

Annual Report
December 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	2.51%	1.17%	2.65%
Class M (incl. 4.00% sales charge)	2.53%	1.19%	2.67%
Class C (incl. contingent deferred sales charge)	5.01%	1.25%	2.63%
Fidelity® Municipal Income Fund	7.12%	2.35%	3.27%
Class I	7.04%	2.25%	3.22%
Class Z	7.17%	2.37%	3.28%

Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.
Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.
Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.
The initial offering of Class I shares took place on March 1, 2018. Returns prior to March 1, 2018 are those of Fidelity® Municipal Income Fund, the original class of the fund.
The initial offering of Class Z shares took place on October 2, 2018. Returns between March 1, 2018 and October 2, 2018, are those of Class I. Returns prior to March 1, 2018 are those of Fidelity Municipal Income Fund, the original class of the fund.
Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Municipal Income Fund, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund's share classes (excluding sales charges, if any), gained roughly 6% to 7%, versus the 6.81% advance of the Bloomberg 3+ Year Municipal Bond Index and the 6.40% gain of the benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the 3+ Year index, the fund's overweight to lower-quality investment-grade and select below-investment grade munis contributed to performance, as these securities outpaced higher-quality bonds. An overweight to the health care sector also contributed to relative performance, as the group's credit quality improved and investor demand for higher-yielding securities strengthened during the year. The fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds that were somewhat cushioned from rising interest rates, also helped. The fund had more interest rate sensitivity, as measured by its longer duration, than the benchmark, which further boosted the relative result in the final months of 2023, when muni yields sharply declined. In contrast, differences in the way fund holdings and index components were priced hurt relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

Illinois	16.3
Pennsylvania	8.2
New York	7.5
Florida	6.2
New Jersey	5.3

Revenue Sources (% of Fund's net assets)
Transportation	22.9
Health Care	22.4
General Obligations	21.8
Education	9.0
Special Tax	8.1
State G.O.	5.1
Others* (Individually Less Than 5%)	10.7
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 98.6%
	Principal Amount (a) (000s)	Value ($) (000s)
Alabama - 1.4%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	2,565	2,727
Black Belt Energy Gas District Bonds Series 2022 E, 5%, tender 6/1/28 (b)	8,020	8,399
Jefferson County Gen. Oblig. Series 2018 A, 5% 4/1/26	2,400	2,513
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/33	4,140	3,601
Southeast Energy Auth. Coop. Dis Bonds (Proj. No. 6) Series 2023 B, 5%, tender 6/1/30 (b)	17,760	18,956
Southeast Energy Auth. Rev.:
(Proj. No. 2) Series 2021 B1:
4% 6/1/29	1,475	1,498
4% 6/1/30	1,115	1,131
4% 6/1/31	975	977
Bonds (Proj. No. 2) Series 2021 B1, 4%, tender 12/1/31 (b)	23,655	23,614
TOTAL ALABAMA		63,416
Arizona - 2.0%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, S&P Muni. Bond 7 Day High Grade Rate Index + 0.810% 4.97%, tender 1/1/37 (b)(c)	2,485	2,286
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
5% 2/1/30	1,300	1,469
5% 2/1/31	1,250	1,436
5% 2/1/32	1,250	1,458
Arizona Indl. Dev. Auth. Rev.:
(Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	910	501
5% 5/1/51	910	501
Series 2019 2, 3.625% 5/20/33	2,734	2,589
Chandler Indl. Dev. Auth. Indl. Dev. Rev. (Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(d)	4,580	4,763
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	2,080	2,253
5% 7/1/31	3,105	3,354
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	235	226
5% 7/1/48	295	259
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	2,400	2,540
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (e)	2,140	1,728
6% 1/1/48 (e)	5,260	3,738
Maricopa County Rev.:
Series 2016 A:
5% 1/1/32	8,280	8,760
5% 1/1/33	4,965	5,246
Series 2017 D, 3% 1/1/48	5,970	4,672
Series 2019 E, 3% 1/1/49	3,535	2,733
Phoenix Ariz Indl. Dev. Auth. Rev.:
(Guam Facilities Foundation, Inc. Projs.) Series 2014, 5.375% 2/1/41	3,825	3,635
(Guam Facilities Foundation, Inc. Proj.) Series 2014, 5.125% 2/1/34	2,655	2,610
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A:
5% 7/1/33 (d)	910	964
5% 7/1/36 (d)	1,450	1,527
5% 7/1/37 (d)	1,075	1,127
Series 2017 B:
5% 7/1/29	2,070	2,246
5% 7/1/33	2,900	3,136
5% 7/1/36	3,310	3,559
5% 7/1/37	2,070	2,216
Phoenix Civic Impt. Corp. Series 2019 A, 5% 7/1/45	6,100	6,415
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/44	1,000	1,012
5% 7/1/49	1,125	1,127
5% 7/1/54	1,330	1,327
5% 7/1/59	2,000	1,979
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007, 5.5% 12/1/29	7,370	8,051
TOTAL ARIZONA		91,443
California - 4.8%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,250	2,851
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	150	150
5.5% 4/1/28	10	10
5.5% 4/1/30	5	5
Series 2021, 5% 10/1/37	7,740	9,021
California Hsg. Fin. Agcy.:
Series 2021 1, 3.5% 11/20/35	3,044	2,964
Series 2023 A1, 4.375% 9/20/36	8,936	8,968
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018, 5% 5/15/38	7,200	7,502
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C:
5% 8/1/31	1,365	1,623
5% 8/1/34	2,535	3,006
California Statewide Cmntys. Dev. Auth. Rev.:
Series 2015, 5% 2/1/45	2,695	1,428
Series 2018 A, 5% 3/1/42	195	202
Eastern Muni. Wtr. District Fing. Auth. Series 2020 A:
4% 7/1/38	1,400	1,473
5% 7/1/36	1,600	1,856
5% 7/1/37	1,000	1,153
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,520	1,203
Fresno Arpt. Rev. Series 2023 A:
5% 7/1/30 (Build America Mutual Assurance Insured) (d)	2,000	2,221
5% 7/1/31 (Build America Mutual Assurance Insured) (d)	1,000	1,122
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B2, 0% 6/1/66	69,825	8,215
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (Assured Guaranty Muni. Corp. Insured)	4,100	3,562
0% 11/1/30 (Assured Guaranty Muni. Corp. Insured)	4,140	3,380
Long Beach Unified School District Series 2009, 5.5% 8/1/29	155	155
Los Angeles Dept. Arpt. Rev.:
Series 2020 C, 5% 5/15/45 (d)	2,900	3,060
Series 2021 D:
5% 5/15/35 (d)	1,610	1,818
5% 5/15/35 (Pre-Refunded to 11/15/31 @ 100) (d)	90	103
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/25 (d)	3,515	3,623
5% 8/1/26 (d)	1,350	1,421
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A:
5% 10/1/30	3,805	4,435
5% 10/1/31	8,845	10,498
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,745	3,165
Mount Diablo Unified School District Series 2022 B:
4% 8/1/29	1,595	1,747
4% 8/1/30	465	512
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,885	3,779
Series 2011, 0% 8/1/46	950	356
Series B:
0% 8/1/37	6,455	4,061
0% 8/1/38	6,890	4,101
0% 8/1/39	19,705	11,118
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	825	832
5% 9/1/26	1,050	1,078
5% 9/1/29	2,185	2,246
5% 9/1/31	985	1,012
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,768
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2021 B:
5% 7/1/46 (d)	10,000	10,541
5% 7/1/56 (d)	7,000	7,295
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	2,980	2,143
Series 2008 E, 0% 7/1/47 (f)	7,205	5,643
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A, 5% 5/1/49 (d)	1,000	1,035
Series 2019 B, 5% 5/1/49	3,765	4,023
Series 2022 A:
5% 5/1/26 (d)	6,315	6,556
5% 5/1/27 (d)	6,395	6,757
5% 5/1/28 (d)	8,530	9,173
5% 5/1/29 (d)	5,710	6,242
Series 2022 B, 5% 5/1/52	17,310	19,019
San Marcos Unified School District Series 2010 B, 0% 8/1/47	17,635	6,690
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,495	4,184
Univ. of California Revs. Series 2021 Q, 3% 5/15/51	6,765	5,569
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/38	3,725	3,758
TOTAL CALIFORNIA		223,431
Colorado - 2.1%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	2,080	2,156
5% 10/1/43	2,600	2,674
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	1,365	1,388
4% 9/1/36	1,075	1,090
5% 9/1/46	6,045	6,165
Series 2019 A1, 4% 8/1/44	4,395	4,334
Series 2019 A2:
3.25% 8/1/49	4,110	3,071
4% 8/1/49	17,455	16,742
5% 8/1/37	1,000	1,070
5% 8/1/44	6,145	6,399
Series 2020 A, 4% 9/1/50	1,525	1,461
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	855	859
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/26 (d)	2,855	3,001
5% 11/15/27 (d)	2,440	2,614
Series 2018 A:
5% 12/1/34 (d)	4,245	4,891
5% 12/1/36 (d)	4,140	4,385
5% 12/1/37 (d)	8,280	8,718
Series 2022 A:
5% 11/15/33 (d)	1,185	1,362
5% 11/15/36 (d)	10,000	11,308
5.5% 11/15/38 (d)	12,500	14,473
TOTAL COLORADO		98,161
Connecticut - 1.7%
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	1,895	1,950
Series 2020 A:
4% 1/15/34	8,385	8,947
4% 1/15/38	1,000	1,037
Series 2021 A:
3% 1/15/35	1,000	983
3% 1/15/39	1,475	1,336
3% 1/15/40	1,770	1,579
Series 2021 B:
3% 6/1/38	1,850	1,701
3% 6/1/40	1,740	1,550
4% 1/15/39	3,305	3,442
Series 2022 B, 3% 1/15/40	3,710	3,310
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	415	435
5% 7/1/27	290	310
5% 7/1/28	525	560
5% 7/1/29	330	353
Series 2016 K, 4% 7/1/46	7,315	6,779
Series 2018 K-3, 5% 7/1/36	895	918
Series 2019 A:
5% 7/1/39 (e)	3,930	3,658
5% 7/1/49 (e)	285	248
Series 2020 A:
4% 7/1/37	2,500	2,540
4% 7/1/38	1,120	1,135
5% 7/1/32	2,000	2,201
5% 7/1/34	3,500	3,844
Series 2020 K, 5% 7/1/44 (e)	1,525	1,462
Series 2021 S, 4% 6/1/51	1,675	1,671
Series 2022 M:
4% 7/1/36	4,000	4,060
4% 7/1/52	2,515	2,392
Series G, 5% 7/1/50 (e)	1,800	1,657
Series K1:
5% 7/1/27	415	429
5% 7/1/29	1,060	1,105
5% 7/1/30	830	864
5% 7/1/31	1,400	1,455
5% 7/1/32	1,000	1,037
5% 7/1/33	2,500	2,589
5% 7/1/34	620	641
Connecticut Hsg. Fin. Auth. Series 2021 B1, 3% 11/15/49	1,565	1,517
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (e)	3,485	3,564
5% 4/1/39 (e)	4,865	4,918
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (Assured Guaranty Muni. Corp. Insured)	885	948
Steelpointe Hbr. Infrastructure Impt. District (Steelpointe Hbr. Proj.) Series 2021, 4% 4/1/36 (e)	1,390	1,255
TOTAL CONNECTICUT		80,380
District Of Columbia - 1.3%
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/35	2,115	2,291
5% 10/1/37	2,125	2,279
5% 10/1/39	2,000	2,125
5% 10/1/44	7,000	7,380
Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	6,355	4,993
(Dulles Metrorail And Cap. Impt. Projs.) Series 2019 B, 4% 10/1/49	7,815	7,374
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 B, 5% 10/1/47	7,150	7,432
(Dulles Metrorail and Cap. Impts. Projs.) Series 2022 A, 3% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	3,600	2,750
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/31 (d)	1,200	1,277
5% 10/1/32 (d)	1,855	1,973
5% 10/1/33 (d)	910	966
5% 10/1/35 (d)	2,070	2,187
5% 10/1/42 (d)	4,140	4,289
Series 2020 A:
5% 10/1/26 (d)	9,015	9,452
5% 10/1/27 (d)	3,125	3,340
5% 10/1/28 (d)	1,560	1,695
TOTAL DISTRICT OF COLUMBIA		61,803
Florida - 6.2%
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	1,445	1,487
Broward County Arpt. Sys. Rev.:
Series 2017:
5% 10/1/25 (d)	205	210
5% 10/1/26 (d)	930	973
5% 10/1/27 (d)	830	884
5% 10/1/29 (d)	2,200	2,343
5% 10/1/30 (d)	610	646
5% 10/1/32 (d)	2,900	3,073
5% 10/1/33 (d)	1,080	1,140
5% 10/1/34 (d)	1,055	1,111
5% 10/1/35 (d)	1,240	1,301
5% 10/1/36 (d)	1,655	1,731
5% 10/1/37 (d)	1,865	1,941
5% 10/1/42 (d)	3,520	3,627
5% 10/1/47 (d)	4,965	5,077
Series A:
5% 10/1/28 (d)	2,485	2,541
5% 10/1/30 (d)	2,900	2,965
5% 10/1/31 (d)	2,485	2,540
5% 10/1/32 (d)	2,320	2,371
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	555	585
Series 2015 A, 5% 7/1/27	830	856
Series 2016, 5% 7/1/32	1,820	1,895
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/28	2,000	2,092
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	1,705	1,756
5% 7/1/32	10,120	10,403
Series 2016 A, 5% 7/1/33	1,110	1,158
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A:
4% 8/15/45	2,820	2,590
4% 8/15/50	1,525	1,341
Florida Dept. of Trans. Tpk. Rev.:
Series 2020 A, 3% 7/1/35	3,540	3,460
Series 2022 B:
4% 7/1/36	4,155	4,428
4% 7/1/37	4,525	4,784
4% 7/1/38	4,710	4,945
Florida Higher Edl. Facilities Fing. Auth. (Rollins College Proj.) Series 2020 A, 3% 12/1/48	5,015	3,908
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds Series 2023 C, 5%, tender 12/1/25 (b)	2,050	2,106
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,300	5,400
Series 2015 C:
5% 10/1/30	2,705	2,765
5% 10/1/40	1,655	1,673
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,810	1,898
5% 10/1/31	1,975	2,069
Series 2015 B:
5% 10/1/28	830	856
5% 10/1/30	1,490	1,534
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (d)	830	841
Series 2016:
5% 10/1/26 (d)	1,405	1,469
5% 10/1/27 (d)	830	884
Series 2017 A:
5% 10/1/25 (d)	275	282
5% 10/1/25 (Escrowed to Maturity) (d)	555	570
5% 10/1/27 (d)	385	409
5% 10/1/27 (Escrowed to Maturity) (d)	1,270	1,354
5% 10/1/29 (Pre-Refunded to 10/1/27 @ 100) (d)	2,485	2,658
5% 10/1/30 (Pre-Refunded to 10/1/27 @ 100) (d)	2,665	2,850
5% 10/1/34 (d)	4,965	5,228
5% 10/1/37 (d)	5,175	5,387
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/24	230	231
JEA Wtr. & Swr. Sys. Rev. Series 2021 A:
4% 10/1/37	4,560	4,796
4% 10/1/38	1,090	1,139
Miami-Dade County Aviation Rev.:
Series 2014 A, 5% 10/1/28 (d)	4,140	4,162
Series 2015 A:
5% 10/1/29 (d)	1,310	1,329
5% 10/1/31 (d)	1,100	1,112
5% 10/1/35 (d)	4,555	4,572
Series 2016 A:
5% 10/1/29	1,200	1,256
5% 10/1/31	1,450	1,515
Series 2017 B, 5% 10/1/40 (d)	10,760	11,093
Series 2019 A, 5% 10/1/49 (d)	11,860	12,237
Miami-Dade County Expressway Auth.:
Series 2014 B, 5% 7/1/28	830	837
Series 2016 A:
5% 7/1/32	3,560	3,704
5% 7/1/33	3,020	3,142
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 5/1/29	3,375	3,452
Series 2016 A, 5% 5/1/30	6,225	6,522
Miami-Dade County Wtr. & Swr. Rev.:
Series 2017 B, 4% 10/1/35	3,900	4,005
Series 2021:
5% 10/1/31	1,250	1,465
5% 10/1/32	645	755
Orange County Health Facilities Auth. Series 2016 A:
5% 10/1/39	2,200	2,266
5% 10/1/44	1,605	1,641
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/24 (d)	1,140	1,152
5% 10/1/27 (d)	830	865
5% 10/1/29 (d)	860	892
5% 10/1/30 (d)	1,530	1,587
5% 10/1/31 (d)	1,075	1,115
5% 10/1/32 (d)	1,655	1,715
5% 10/1/33 (d)	3,555	3,684
5% 10/1/34 (d)	3,730	3,862
5% 10/1/35 (d)	3,930	4,062
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2019, 4% 8/15/49	9,880	9,444
Palm Beach County Health Facilities Auth. Rev. Series 2019 B, 5% 5/15/53	5,695	4,200
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/28	3,905	4,017
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	400	410
5% 7/1/39	810	813
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	4,140	4,347
5% 10/1/32	5,190	5,434
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	2,070	2,128
5% 8/15/26	2,815	2,958
5% 8/15/27	1,865	2,002
5% 8/15/28	1,240	1,335
5% 8/15/30	2,685	2,861
5% 8/15/31	2,590	2,753
5% 8/15/32	1,930	2,049
5% 8/15/34	5,360	5,680
5% 8/15/35	3,555	3,757
5% 8/15/42	5,465	5,647
5% 8/15/47	8,115	8,329
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	910	919
Series 2015 A, 5% 12/1/40	1,820	1,834
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	905	960
5% 10/15/49	1,705	1,789
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	830	863
5% 8/1/32 (Build America Mutual Assurance Insured)	4,140	4,298
TOTAL FLORIDA		289,387
Georgia - 4.3%
Atlanta Arpt. Passenger Facilities Charge Rev. Series 2023 E, 5% 7/1/39 (d)	3,230	3,586
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/25 (d)	1,870	1,915
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	4,320	3,068
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (b)	6,900	7,523
Fulton County Dev. Auth. Rev. Series 2019, 4% 6/15/49	1,515	1,475
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	13,420	10,710
Georgia Gen. Oblig. Series 2022 A:
5% 7/1/33	6,885	8,320
5% 7/1/35	24,240	29,138
Georgia Hsg. & Fin. Auth. Series 2021 A, 2.25% 12/1/36	2,750	2,290
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	1,860	1,742
5% 8/1/39	1,705	1,721
5% 8/1/43	2,275	2,306
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	1,400	1,428
4% 7/1/36	4,500	4,585
4% 7/1/43	6,160	6,113
Main Street Natural Gas, Inc. Bonds:
Series 2021 A, 4%, tender 9/1/27 (b)	25,000	25,147
Series 2021 C, 4%, tender 12/1/28 (b)	23,425	23,585
Series 2023 C, 5%, tender 9/1/30 (b)	23,910	25,579
Series 2023 D, 5%, tender 12/1/30 (b)	35,455	37,708
Private Colleges & Univs. Auth. Rev.:
(Agnes Scott College) Series 2019 A, 5% 6/1/28	1,000	1,078
Series 2019 A, 5% 6/1/29	800	877
TOTAL GEORGIA		199,894
Hawaii - 0.4%
Hawaii Arpts. Sys. Rev.:
Series 2018 A:
5% 7/1/29 (d)	1,055	1,138
5% 7/1/30 (d)	1,240	1,331
5% 7/1/31 (d)	1,215	1,302
5% 7/1/32 (d)	1,240	1,328
5% 7/1/33 (d)	1,265	1,354
Series 2022 A, 5% 7/1/42 (d)	9,480	10,225
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/34 (d)	750	780
TOTAL HAWAII		17,458
Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	440	440
Illinois - 16.3%
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	7,630	7,533
Series 2015 C, 5.25% 12/1/39	1,405	1,404
Series 2016 B, 6.5% 12/1/46	660	691
Series 2017 A, 7% 12/1/46 (e)	2,320	2,499
Series 2017 C:
5% 12/1/24	4,770	4,801
5% 12/1/25	2,725	2,775
5% 12/1/26	800	826
5% 12/1/30	2,105	2,156
5% 12/1/34	1,245	1,269
Series 2017 D:
5% 12/1/24	1,030	1,037
5% 12/1/31	3,565	3,649
Series 2017 H, 5% 12/1/36	95	96
Series 2018 A:
5% 12/1/25	830	845
5% 12/1/26	830	856
5% 12/1/28	3,915	4,104
5% 12/1/30	1,655	1,709
5% 12/1/32	950	976
5% 12/1/34	1,140	1,167
5% 12/1/35	830	847
Series 2018 C, 5% 12/1/46	3,250	3,232
Series 2019 A:
4% 12/1/27	5,000	5,019
5% 12/1/27	1,625	1,695
5% 12/1/28	2,910	3,050
5% 12/1/28	2,000	2,096
5% 12/1/33	1,300	1,350
Chicago Gen. Oblig.:
Series 2017 A, 6% 1/1/38	1,000	1,050
Series 2020 A:
5% 1/1/27	430	450
5% 1/1/29	3,175	3,409
5% 1/1/30	3,555	3,861
5% 1/1/31	3,760	4,068
Series 2021 A, 5% 1/1/32	5,335	5,835
Series 2023 A:
5.25% 1/1/38	11,380	12,370
5.5% 1/1/39	12,000	13,173
5.5% 1/1/40	6,750	7,375
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/28 (d)	9,150	9,192
5% 1/1/33 (d)	4,450	4,470
5% 1/1/34 (d)	2,150	2,160
Series 2016 A, 5% 1/1/28 (d)	1,655	1,696
Series 2016 B:
4% 1/1/35	1,305	1,322
5% 1/1/36	1,655	1,702
5% 1/1/37	2,235	2,293
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 A, 5% 1/1/31 (d)	5,000	5,044
Series 2015 C, 5% 1/1/46 (d)	1,985	1,991
Series 2016 B, 5% 1/1/34	5,050	5,239
Series 2016 C:
5% 1/1/33	2,255	2,340
5% 1/1/34	2,610	2,708
Series 2016 G:
5% 1/1/37 (d)	1,655	1,715
5% 1/1/42 (d)	1,655	1,697
5.25% 1/1/29 (d)	290	306
5.25% 1/1/31 (d)	330	348
Series 2017 A, 5% 1/1/31	2,925	3,112
Series 2017 B:
5% 1/1/35	1,740	1,847
5% 1/1/37	7,080	7,474
Series 2017 C:
5% 1/1/30	495	527
5% 1/1/31	495	527
5% 1/1/32	540	574
Series 2017 D:
5% 1/1/28 (d)	2,475	2,602
5% 1/1/29 (d)	2,070	2,179
5% 1/1/32 (d)	2,235	2,344
5% 1/1/34 (d)	3,360	3,507
5% 1/1/35 (d)	2,485	2,590
5% 1/1/36 (d)	3,090	3,212
5% 1/1/37 (d)	1,655	1,715
Series 2018 A:
5% 1/1/48 (d)	2,215	2,282
5% 1/1/53 (d)	3,790	3,887
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (d)	2,185	2,248
5% 7/1/48 (d)	9,030	9,100
Chicago Transit Auth. Series 2017, 5% 12/1/46	3,395	3,481
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/25	255	261
5% 6/1/26	205	213
Cook County Gen. Oblig. Series 2016 A:
5% 11/15/26	4,420	4,705
5% 11/15/27	2,320	2,457
5% 11/15/28	3,020	3,198
5% 11/15/29	3,760	3,981
5% 11/15/30	4,140	4,384
DuPage & Cook Counties Cmnty. Unit School District #205 Series 2021 A, 2% 1/1/39	4,200	3,191
Illinois Fin. Auth.:
Series 2020 A:
3% 5/15/50	10,870	7,877
3% 5/15/50 (Build America Mutual Assurance Insured)	5,040	3,976
3.25% 8/15/49	8,905	7,040
Series 2020, 5% 7/1/36	5,850	6,685
Series 2022 A, 5% 8/15/47	3,500	3,743
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	1,090	1,150
5% 8/1/30	760	801
5% 8/1/32	1,015	1,067
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	830	844
5% 10/1/29	830	875
5% 10/1/30	830	874
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	25,725	25,323
5% 5/15/43	34,525	36,050
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	950	951
4% 2/15/33	225	231
5% 2/15/29	5,110	5,415
5% 2/15/36	1,535	1,602
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	830	839
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	415	421
Series 2013:
5% 11/15/28	2,380	2,382
5% 11/15/29	1,160	1,161
Series 2015 A, 5% 11/15/35	1,985	2,020
Series 2015 C:
4.125% 8/15/37	735	726
5% 8/15/44	24,675	25,013
Series 2016 A:
5% 2/15/29	4,255	4,436
5% 2/15/30	4,490	4,680
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	590	624
5% 2/15/31	3,620	3,773
5% 2/15/32	3,520	3,669
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	420	443
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	1,685	1,776
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	495	525
Series 2016 B:
5% 8/15/31	6,095	6,472
5% 8/15/32	5,000	5,291
5% 8/15/34	6,220	6,562
5% 8/15/36	8,680	9,096
Series 2016 C:
3.75% 2/15/34	1,215	1,220
4% 2/15/36	5,160	5,255
4% 2/15/41	20,725	20,507
5% 2/15/31	12,595	13,316
5% 2/15/32	3,660	3,864
5% 2/15/34	2,920	3,072
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	30	31
5% 5/15/29	1,040	1,082
5% 12/1/29	1,420	1,478
5% 5/15/30	2,200	2,284
5% 12/1/33	835	865
5% 12/1/46	11,065	11,263
Series 2017 A, 5% 8/1/42	730	743
Series 2017:
5% 1/1/29	2,775	2,972
5% 7/1/34	4,640	4,962
5% 7/1/35	3,900	4,162
Series 2019:
4% 9/1/37	600	507
4% 9/1/41	1,000	794
5% 9/1/36	1,000	963
Illinois Gen. Oblig.:
Series 2014:
5% 2/1/25	3,005	3,008
5% 2/1/26	2,270	2,272
5% 4/1/28	1,895	1,902
5% 5/1/28	1,780	1,789
5.25% 2/1/31	360	360
Series 2016:
5% 6/1/26	995	1,040
5% 2/1/27	5,585	5,912
Series 2018 A, 5% 10/1/28	230	251
Series 2020, 5.75% 5/1/45	3,865	4,254
Series 2021 A:
5% 3/1/32	2,750	3,087
5% 3/1/33	1,500	1,678
5% 3/1/34	2,220	2,474
5% 3/1/35	5,450	6,046
5% 3/1/36	4,500	4,968
5% 3/1/37	5,500	6,042
5% 3/1/46	7,635	8,086
Series 2022 A:
5% 3/1/29	4,600	5,046
5% 3/1/32	4,490	5,108
5% 3/1/33	6,690	7,581
5% 3/1/34	5,110	5,765
Series 2022 B, 5% 10/1/34	16,015	18,141
Series 2023 B:
5% 5/1/29	11,295	12,423
5% 5/1/35	8,085	9,094
5% 5/1/36	3,550	3,967
5% 5/1/37	1,770	1,964
5.25% 5/1/41	4,360	4,827
5.25% 5/1/43	320	351
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	5,931	5,390
Illinois Hsg. Dev. Auth. Rev. Series 2019 D, 2.7% 10/1/34	760	703
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	3,370	3,456
Illinois Sales Tax Rev. Series 2021 A, 3% 6/15/33 (Build America Mutual Assurance Insured)	4,230	3,947
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2016 A, 5% 12/1/31	5,825	6,070
Series 2019 A, 5% 1/1/44	1,260	1,364
Series A:
5% 1/1/36	1,000	1,155
5% 1/1/38	350	395
5% 1/1/40	2,390	2,656
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	5,795	5,960
5% 2/1/35	4,140	4,250
5% 2/1/36	7,120	7,294
Lake County Cmnty. Consolidated School District #73 Gen. Oblig. Series 2021, 2.25% 1/1/40	1,000	785
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2002 A, 0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,645	1,701
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	41,985	18,780
0% 6/15/44 (Assured Guaranty Muni. Corp. Insured)	8,205	3,471
0% 6/15/45 (Assured Guaranty Muni. Corp. Insured)	25,250	10,098
0% 6/15/46 (Assured Guaranty Muni. Corp. Insured)	2,890	1,087
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	3,000	1,064
Series 2012 B, 0% 12/15/51	10,845	2,892
Series 1996 A, 0% 6/15/24	2,535	2,493
Series 2002 A, 0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,690	1,143
Series 2002, 0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	13,280	8,328
Series 2017 B:
5% 12/15/25	830	858
5% 12/15/26	2,755	2,903
5% 12/15/27	295	317
5% 12/15/31	560	596
5% 12/15/34	330	351
Series 2022 A:
4% 12/15/42	7,330	7,326
4% 12/15/47	560	540
4% 6/15/52	2,000	1,882
Northern Illinois Univ. Revs. Series 2020 B:
5% 4/1/26 (Build America Mutual Assurance Insured)	1,400	1,450
5% 4/1/28 (Build America Mutual Assurance Insured)	1,300	1,390
5% 4/1/30 (Build America Mutual Assurance Insured)	1,000	1,089
5% 4/1/32 (Build America Mutual Assurance Insured)	1,295	1,399
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27 (Pre-Refunded to 6/1/26 @ 100)	4,345	4,579
5% 6/1/28 (Pre-Refunded to 6/1/26 @ 100)	2,275	2,397
Sales Tax Securitization Corp. Series 2023 C, 5% 1/1/32	7,305	8,387
Schaumburg Village Gen. Oblig. Series 2023:
4% 12/1/30	2,235	2,376
4% 12/1/31	2,350	2,513
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/30	3,425	3,736
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (Pre-Refunded to 11/1/26 @ 100)	5,095	4,687
TOTAL ILLINOIS		761,541
Indiana - 1.2%
Indiana Fin. Auth. Health Sys. Rev. Series 2016 A, 4% 11/1/51	20,960	18,897
Indiana Fin. Auth. Rev. Series 2016:
5% 9/1/26	1,075	1,132
5% 9/1/28	2,535	2,685
5% 9/1/29	1,240	1,313
5% 9/1/30	1,160	1,227
Indiana Hsg. & Cmnty. Dev. Auth. (Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (e)	2,045	1,685
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2019 I, 5% 1/1/44	5,100	5,496
Series 2016:
4% 1/1/32 (d)	830	841
4% 1/1/33 (d)	830	839
4% 1/1/34 (d)	1,010	1,016
4% 1/1/35 (d)	2,300	2,303
5% 1/1/26 (d)	875	902
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	995	1,094
5% 7/1/35	1,960	2,152
5% 7/1/36	2,130	2,328
5% 7/1/37	1,970	2,142
5% 7/1/38	2,345	2,538
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/38	260	261
4% 4/1/46	6,035	5,634
5% 4/1/43	460	482
Series 2020:
4% 4/1/38	1,510	1,514
5% 4/1/32	1,805	1,976
TOTAL INDIANA		58,457
Iowa - 0.2%
Iowa Fin. Auth. Rev.:
Series 2019 A1, 4% 5/15/55	2,000	1,204
Series A:
5% 5/15/43	1,145	922
5% 5/15/48	1,885	1,438
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B:
5% 12/1/26 (d)	1,850	1,924
5% 12/1/27 (d)	1,965	2,076
Tobacco Settlement Auth. Tobacco Settlement Rev. Series 2021 B1, 4% 6/1/49	3,285	3,303
TOTAL IOWA		10,867
Kentucky - 1.3%
Ashland Med. Ctr. Rev. Series 2019, 3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	2,545	2,135
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/28	1,310	1,364
5% 1/1/31	1,240	1,287
5% 1/1/32	1,240	1,287
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/35	1,000	1,086
5% 8/1/44	1,000	1,041
Series 2019 A2, 5% 8/1/44	2,995	3,119
Kentucky State Property & Buildings Commission Rev. (Proj. No. 119) Series 2018:
5% 5/1/26	830	873
5% 5/1/29	4,510	4,932
5% 5/1/32	1,185	1,296
5% 5/1/33	915	1,000
5% 5/1/34	1,045	1,138
5% 5/1/35	615	665
5% 5/1/36	520	561
Kentucky, Inc. Pub. Energy Bonds:
Series 2024 A1, 5.25%, tender 2/1/32 (b)	13,375	14,577
Series A, 4%, tender 6/1/26 (b)	10,000	9,946
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	1,695	1,771
Series 2020 D, 5%, tender 10/1/29 (b)	2,030	2,209
Series 2020 A:
3% 10/1/43	8,660	6,788
5% 10/1/37	2,405	2,559
5% 10/1/38	2,300	2,434
TOTAL KENTUCKY		62,068
Louisiana - 0.8%
Jefferson Parish Consolidated Wtrwks. District No. 2 Series 2022, 5% 2/1/42 (Build America Mutual Assurance Insured)	10,390	11,428
Louisiana Hsg. Corp. Single Fami (Home Ownership Prog.) Series 2023 C, 5.75% 12/1/53	1,550	1,705
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,950	1,988
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/28	1,655	1,756
5% 12/15/29	1,175	1,245
5% 12/15/30	2,320	2,457
Series 2018 E:
5% 7/1/37	1,615	1,729
5% 7/1/38	1,260	1,343
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/29 (d)	4,295	4,329
5% 1/1/31 (d)	2,070	2,084
Series 2017 B:
5% 1/1/27 (d)	330	346
5% 1/1/28 (d)	205	214
5% 1/1/32 (d)	330	345
5% 1/1/33 (d)	580	606
5% 1/1/34 (d)	180	188
5% 1/1/35 (d)	330	344
Series 2017 D2:
5% 1/1/27 (d)	415	434
5% 1/1/28 (d)	595	622
5% 1/1/31 (d)	530	554
5% 1/1/33 (d)	850	887
5% 1/1/34 (d)	1,020	1,065
5% 1/1/36 (d)	775	806
5% 1/1/37 (d)	1,275	1,321
TOTAL LOUISIANA		37,796
Maine - 0.9%
Brunswick Series 2020, 2.5% 11/1/39	720	597
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2016 A:
4% 7/1/41	1,935	1,782
4% 7/1/46	3,180	2,753
5% 7/1/41	8,620	8,636
5% 7/1/46	22,975	21,551
Series 2017 B:
4% 7/1/25	375	379
4% 7/1/31	580	594
4% 7/1/32	415	425
4% 7/1/34	835	853
5% 7/1/26	270	283
5% 7/1/28	420	448
5% 7/1/29	330	351
5% 7/1/33	830	882
5% 7/1/35	630	667
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	870	895
5% 7/1/36	2,150	2,202
5% 7/1/38	555	566
TOTAL MAINE		43,864
Maryland - 1.5%
Anne Arundel County Gen. Oblig.:
Series 2012, 3% 10/1/36	3,625	3,564
Series 2021, 3% 10/1/37	1,970	1,906
Baltimore County Gen. Oblig. Series 2021, 3% 3/1/37	1,285	1,256
Baltimore Gen. Oblig. Series 2022 A:
5% 10/15/36	1,015	1,204
5% 10/15/38	2,935	3,417
5% 10/15/39	3,085	3,569
5% 10/15/42	3,315	3,781
City of Westminster Series 2016:
5% 11/1/27	2,150	2,246
5% 11/1/28	2,275	2,379
5% 11/1/29	2,410	2,521
5% 11/1/30	2,555	2,669
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2019 B, 4% 9/1/49	1,960	1,957
Maryland Dept. of Trans. Series 2022 A, 5% 12/1/25	1,000	1,045
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	1,035	1,102
5% 6/1/35	1,655	1,751
Maryland Gen. Oblig. Series 2022 A, 5% 6/1/35	10,210	12,226
Maryland Health & Higher Edl. Series 2021 A, 3% 7/1/51	6,445	4,703
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2016 A:
4% 7/1/42	1,430	1,361
5% 7/1/35	575	594
Maryland Stadium Auth. Built to Learn Rev. Series 2021:
4% 6/1/46	1,280	1,287
4% 6/1/51	3,000	2,972
Washington Metropolitan Area Transit Auth.:
Series 2020 A, 5% 7/15/38	9,900	11,111
Series 2021 A, 5% 7/15/46	2,000	2,190
TOTAL MARYLAND		70,811
Massachusetts - 3.8%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1:
5% 7/1/32	2,235	2,647
5% 7/1/33	2,500	2,959
5% 7/1/34	1,260	1,482
5% 7/1/35	3,180	3,713
Massachusetts Commonwealth Trans. Fund Rev. Series 2021 A, 5% 6/1/51	5,900	6,336
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,360	1,379
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	3,210	3,488
5% 7/1/34	3,500	3,793
Series 2017, 4% 7/1/41	8,280	8,328
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	830	778
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	830	858
5% 10/1/28	875	906
5% 10/1/29	920	952
5% 10/1/31	1,015	1,048
5% 10/1/32	1,065	1,098
Series 2016 I, 5% 7/1/41	1,925	1,949
Series 2016:
5% 10/1/29	830	872
5% 10/1/30	1,240	1,302
5% 7/1/31	1,385	1,440
5% 10/1/31	1,340	1,405
5% 10/1/43	8,995	9,072
Series 2017:
5% 7/1/34	1,325	1,369
5% 7/1/35	1,000	1,031
Series 2019, 5% 9/1/59	6,925	7,314
Series 2020 A, 4% 7/1/45	12,200	10,774
Series 2022, 5% 10/1/37	1,720	2,003
Series M:
4% 10/1/50	12,425	10,527
5% 10/1/45	9,360	9,445
Massachusetts Edl. Fing. Auth. Rev. Series 2019 B:
5% 7/1/27 (d)	1,000	1,044
5% 7/1/28 (d)	1,915	2,033
Massachusetts Gen. Oblig.:
Series 2019 C, 5% 5/1/49	4,175	4,450
Series 2020 D, 5% 7/1/48	5,670	6,135
Series 2022 C, 5.25% 10/1/47	30,000	33,949
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	1,740	1,834
5% 7/1/34	895	943
5% 7/1/38	1,300	1,355
Series 2016 B, 5% 7/1/43 (d)	7,110	7,245
Series 2021 E:
5% 7/1/38 (d)	2,875	3,143
5% 7/1/39 (d)	4,480	4,871
5% 7/1/40 (d)	2,835	3,069
5% 7/1/51 (d)	10,000	10,480
TOTAL MASSACHUSETTS		178,819
Michigan - 2.0%
Detroit Downtown Dev. Auth. Tax Series 2018 A, 5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	1,000	1,007
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/50	2,600	2,645
Flint Hosp. Bldg. Auth. Rev. Series 2020, 5% 7/1/38	1,515	1,562
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	2,780	1,964
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	2,030	2,142
5% 7/1/48	8,725	9,096
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	1,945	2,027
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	10	11
Michigan Bldg. Auth. Rev. Series 2015 I:
5% 4/15/30	3,960	4,120
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	180	187
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	2,570	2,744
Series 2019 A:
3% 12/1/49	3,935	3,096
5% 11/15/48	2,105	2,187
Series 2020 A, 4% 6/1/49	2,545	2,350
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	1,110	1,197
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	130	142
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	1,510	1,490
Michigan State Hsg. Dev. Auth. Series 2021 A, 2.45% 10/1/46	4,870	3,433
Oakland Univ. Rev. Series 2019:
5% 3/1/44	8,540	8,963
5% 3/1/50	13,450	13,982
Portage Pub. Schools Series 2016:
5% 11/1/30	2,365	2,477
5% 11/1/31	2,090	2,184
5% 11/1/36	205	213
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/50	1,165	1,261
Wayne County Arpt. Auth. Rev.:
Series 2015 G, 5% 12/1/28 (d)	4,555	4,650
Series 2017 A:
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	1,230	1,273
4% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	1,020	1,054
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	995	1,025
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	1,035	1,063
5% 12/1/31	310	334
5% 12/1/32	315	339
5% 12/1/34	580	624
5% 12/1/35	540	579
5% 12/1/37	355	376
Series 2017 B:
5% 12/1/29 (d)	495	523
5% 12/1/30 (d)	580	610
5% 12/1/31 (d)	660	693
5% 12/1/32 (d)	420	446
5% 12/1/32 (d)	540	567
5% 12/1/34 (d)	495	522
5% 12/1/35 (d)	540	568
5% 12/1/37 (d)	705	734
5% 12/1/42 (d)	830	857
Series 2018 D, 5% 12/1/29 (d)	3,645	3,932
TOTAL MICHIGAN		91,249
Minnesota - 1.0%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/48	6,000	6,108
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	2,345	2,403
Series 2017, 5% 5/1/25	660	672
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	615	662
5% 10/1/45	1,370	1,397
Minnesota Hsg. Fin. Agcy. Series 2023 F, 5.75% 7/1/53	1,045	1,128
Minnesota Muni. Gas Agcy. Rev. Bonds Series 2022 A, 4%, tender 12/1/27 (b)	18,275	18,389
Minnesota Office of Higher Ed. Series 2023:
5% 11/1/30 (d)	3,800	4,152
5% 11/1/31 (d)	4,200	4,620
5% 11/1/32 (d)	4,400	4,877
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	520	524
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(e)	3,665	3,556
TOTAL MINNESOTA		48,488
Mississippi - 0.2%
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(d)	15,100	9,460
Missouri - 0.8%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	580	613
5% 3/1/31	870	919
5% 3/1/36	1,725	1,810
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/42	1,200	1,224
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
3.125% 2/1/27	830	832
3.25% 2/1/28	830	834
5% 2/1/29	1,025	1,052
5% 2/1/31	2,150	2,205
5% 2/1/33	2,375	2,432
5% 2/1/36	2,235	2,287
Series 2019 A:
4% 10/1/48	2,850	2,807
5% 10/1/46	5,575	5,937
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
(First Place Homeownership Ln. Prog.) Series 2021 C, 3.25% 11/1/52	2,915	2,846
Series 2019, 4% 5/1/50	505	505
Saint Louis Arpt. Rev. Series 2019 C:
5% 7/1/33	2,390	2,663
5% 7/1/34	1,750	1,944
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2017, 5% 9/1/48	1,000	872
Series 2018 A:
5.125% 9/1/48	3,325	2,953
5.125% 9/1/49	2,665	2,352
TOTAL MISSOURI		37,087
Montana - 0.1%
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (d)	215	215
Series 2019 B, 4% 6/1/50	310	311
Montana Facility Fin. Auth. Series 2021 A, 3% 6/1/50	4,010	2,905
TOTAL MONTANA		3,431
Nebraska - 0.7%
Central Plains Energy Proj. Rev. Bonds (Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	15,135	16,044
Douglas County Neb Edl. Facilities Rev.:
(Creighton Univ. Proj.) Series 2017:
4% 7/1/34	830	856
5% 7/1/36	570	601
(Creighton Univ. Projs.) Series 2021 A, 3% 7/1/51	1,795	1,294
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (d)	1,405	1,397
Series 2019 E, 3.75% 9/1/49 (d)	1,450	1,436
Series 2020 A, 3.5% 9/1/50	1,330	1,315
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	2,050	2,109
5% 1/1/40	935	958
Omaha Arpt. Auth. Arpt. Rev. Series 2017 A:
5% 12/15/25 (d)	185	191
5% 12/15/25 (Escrowed to Maturity) (d)	145	151
5% 12/15/26 (d)	660	695
5% 12/15/26 (Escrowed to Maturity) (d)	530	564
5% 12/15/27 (d)	455	477
5% 12/15/27 (Pre-Refunded to 12/15/26 @ 100) (d)	375	399
5% 12/15/30 (d)	685	711
5% 12/15/30 (Pre-Refunded to 12/15/26 @ 100) (d)	555	590
5% 12/15/31 (d)	360	374
5% 12/15/31 (Pre-Refunded to 12/15/26 @ 100) (d)	290	308
5% 12/15/33 (d)	365	378
5% 12/15/33 (Pre-Refunded to 12/15/26 @ 100) (d)	295	314
5% 12/15/35 (d)	910	940
5% 12/15/35 (Pre-Refunded to 12/15/26 @ 100) (d)	745	792
5% 12/15/36 (d)	230	237
5% 12/15/36 (Pre-Refunded to 12/15/26 @ 100) (d)	190	202
TOTAL NEBRASKA		33,333
Nevada - 0.2%
Clark County School District Series 2020 B, 3% 6/15/39	3,710	3,280
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	800	801
Tahoe-Douglas Visitors Auth. Series 2020:
5% 7/1/40	1,000	1,027
5% 7/1/45	2,605	2,637
TOTAL NEVADA		7,745
New Hampshire - 2.0%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	3,445	2,615
Nat'l. Fin. Auth. Rev. (Presbyterian Sr. Living Proj.) Series 2023 A, 5.25% 7/1/48	1,480	1,515
Nat'l. Finnance Auth.:
Series 2020 1, 4.125% 1/20/34	5,780	5,714
Series 2023 2A, 3.875% 1/20/38	10,547	10,211
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	895	959
5% 8/1/29	855	916
5% 8/1/30	850	908
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 5% 7/1/29	3,275	3,563
Series 2017:
5% 7/1/30	2,125	2,309
5% 7/1/31	4,750	5,158
5% 7/1/32	3,185	3,454
5% 7/1/33	2,900	3,143
5% 7/1/34	4,415	4,785
5% 7/1/35	4,635	5,015
5% 7/1/36	4,870	5,248
5% 7/1/37	4,290	4,600
Series 2017, 5% 7/1/44	1,590	1,554
Series 2023 B, 5% 11/1/43 (d)	3,615	3,945
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/32	2,295	2,295
5% 7/1/24	830	831
5% 7/1/25	980	981
5% 7/1/27	415	415
Series 2016:
4% 10/1/38	2,010	1,971
5% 10/1/24	1,755	1,774
5% 10/1/25	1,740	1,793
5% 10/1/29	5,525	5,728
5% 10/1/31	4,315	4,447
5% 10/1/33	3,355	3,447
5% 10/1/38	6,185	6,340
TOTAL NEW HAMPSHIRE		95,634
New Jersey - 5.3%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	860	908
5% 7/1/30 (Assured Guaranty Muni. Corp. Insured)	2,105	2,215
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	1,035	1,083
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	1,075	1,126
Lyndhurst Township N J School District Series 2020, 2% 9/1/34	1,000	854
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (e)	1,000	700
Series 2015, 5.25% 6/15/27	6,525	6,725
Series A, 5% 11/1/40	8,915	9,600
Series QQQ, 4% 6/15/46	8,255	8,170
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (e)	910	600
Series LLL, 5% 6/15/44	2,680	2,848
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	1,740	1,807
5% 7/1/32	1,985	2,060
New Jersey Gen. Oblig.:
Series 2020 A, 5% 6/1/29	3,685	4,158
Series 2021:
2% 6/1/30	3,745	3,453
2% 6/1/32	3,155	2,793
2% 6/1/36	1,775	1,458
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/27	620	655
5% 7/1/28	300	317
5% 7/1/29 (Pre-Refunded to 7/1/26 @ 100)	580	612
5% 7/1/30	830	876
Series 2016:
4% 7/1/48	2,400	2,205
5% 7/1/41	2,865	2,899
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A, 5% 12/1/26 (d)	830	864
Series 2018 B:
5% 12/1/25 (d)	3,495	3,593
5% 12/1/26 (d)	1,035	1,077
Series 2023 A:
5% 12/1/31 (d)	2,475	2,726
5% 12/1/32 (d)	2,475	2,747
5% 12/1/33 (d)	2,400	2,688
Series 2023 B:
5% 12/1/30 (d)	3,420	3,729
5% 12/1/31 (d)	4,610	5,078
5% 12/1/32 (d)	11,000	12,210
New Jersey Tobacco Settlement Fing. Corp. Series 2018 B, 5% 6/1/46	1,590	1,614
New Jersey Tpk. Auth. Tpk. Rev. Series 2022 B:
4.25% 1/1/43	1,680	1,737
4.5% 1/1/48	20,000	20,704
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	21,525	22,977
Series 2006 C:
0% 12/15/30 (FGIC Insured)	1,200	964
0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	7,625	5,586
0% 12/15/34	1,220	863
Series 2008 A, 0% 12/15/38	1,500	852
Series 2010 A, 0% 12/15/27	9,485	8,373
Series 2014 BB2:
5% 6/15/32	5,810	6,728
5% 6/15/33	1,635	1,887
5% 6/15/34	1,060	1,217
Series 2016 A:
5% 6/15/27	2,250	2,363
5% 6/15/29	1,865	1,961
Series 2019 BB, 4% 6/15/50	2,625	2,545
Series 2021 A, 5% 6/15/33	2,980	3,439
Series 2022 A:
4% 6/15/39	5,030	5,152
4% 6/15/40	5,410	5,508
4% 6/15/42	7,290	7,363
Series 2022 AA:
5% 6/15/32	8,500	10,004
5% 6/15/34	7,460	8,698
5% 6/15/36	2,215	2,549
5% 6/15/37	4,235	4,844
Series A, 5% 12/15/33	680	762
Series AA:
4% 6/15/35	1,500	1,572
4% 6/15/40	1,680	1,707
4% 6/15/45	7,950	7,930
4% 6/15/50	4,865	4,717
5% 6/15/35	490	555
5% 6/15/39	3,000	3,322
Series BB, 5% 6/15/50	1,885	1,964
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A, 4.625% 11/1/47	3,500	3,619
TOTAL NEW JERSEY		246,910
New Mexico - 0.0%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	1,270	1,263
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	275	264
5% 5/15/39	205	186
5% 5/15/44	215	188
5% 5/15/49	425	354
TOTAL NEW MEXICO		2,255
New York - 7.5%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	1,035	1,070
4% 7/1/34	1,035	1,069
Series 2017:
5% 12/1/24 (e)	1,100	1,104
5% 12/1/25 (e)	1,200	1,204
Hempstead Local Dev. Corp. Rev. (Hofstra Univ. Proj.) Series 2021 A, 3% 7/1/51	3,310	2,386
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	26,320	26,319
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	5,215	5,614
New York City Gen. Oblig. Series 2016 E, 5% 8/1/28	3,645	3,861
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Series 2019 J, 3.05% 11/1/49	1,930	1,558
Series 2021 F1, 2.4% 11/1/46	2,680	1,886
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2022 EE, 5% 6/15/45	11,240	12,561
Series GG 1, 5% 6/15/48	3,500	3,770
New York City Transitional Fin. Auth. Series 2024:
5% 11/1/31 (g)	8,000	9,509
5% 11/1/33 (g)	8,000	9,834
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2015 S2, 5% 7/15/35	1,465	1,500
New York City Transitional Fin. Auth. Rev. Series 2024 A1, 5% 5/1/42	4,870	5,574
New York Dorm. Auth. Rev. Series 2022 A:
5% 7/15/37	785	839
5% 7/15/42	2,210	2,290
5% 7/15/50	5,710	5,787
New York Dorm. Auth. Sales Tax Rev. Series 2023 A1, 5% 3/15/41	26,245	30,169
New York Metropolitan Trans. Auth. Rev.:
Series 2014 B, 5% 11/15/44	8,280	8,291
Series 2015 A1, 5% 11/15/45	6,170	6,219
Series 2020 A1:
4% 11/15/51	3,550	3,370
4% 11/15/52	3,855	3,646
Series 2020 D:
4% 11/15/46	39,325	38,066
4% 11/15/47	2,710	2,611
New York State Dorm. Auth.:
Series 2019 D, 3% 2/15/49	7,555	6,063
Series 2021 E:
3% 3/15/50	3,275	2,611
4% 3/15/45	13,955	14,001
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (d)	610	600
New York State Urban Dev. Corp.:
Series 2020 A, 5% 3/15/42	2,000	2,215
Series 2020 E:
3% 3/15/50	4,230	3,346
4% 3/15/44	28,000	28,348
4% 3/15/45	22,500	22,728
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	3,560	3,564
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/32 (d)	2,755	3,083
5% 12/1/33 (d)	4,270	4,773
5% 12/1/34 (d)	4,665	5,202
5% 12/1/35 (d)	2,330	2,583
5% 12/1/36 (d)	1,590	1,748
5% 12/1/37 (d)	4,240	4,616
5% 12/1/38 (d)	10,300	11,129
5% 12/1/39 (d)	7,875	8,455
5% 12/1/40 (d)	6,665	7,120
5% 12/1/41 (d)	6,060	6,423
5% 12/1/42 (d)	3,030	3,196
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	5,215	5,573
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	4,470	4,790
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	1,200	1,231
5% 12/1/31 (Assured Guaranty Muni. Corp. Insured)	1,500	1,663
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	830	848
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (e)	750	676
5.375% 11/1/54 (e)	1,150	887
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,140	4,224
TOTAL NEW YORK		351,803
New York And New Jersey - 0.2%
Port Auth. of New York & New Jersey:
Series 194, 5.25% 10/15/55	3,750	3,824
Series 2023 238:
5% 7/15/38 (d)	2,085	2,320
5% 7/15/39 (d)	1,275	1,410
5% 7/15/40 (d)	1,120	1,232
TOTAL NEW YORK AND NEW JERSEY		8,786
North Carolina - 0.6%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A:
5% 6/1/44	4,000	4,303
5% 6/1/46	2,120	2,270
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	1,265	1,372
5% 7/1/33	1,040	1,125
5% 7/1/37	2,910	3,116
Series 2017 B:
5% 7/1/25 (d)	85	87
5% 7/1/26 (d)	85	89
5% 7/1/27 (d)	160	170
5% 7/1/28 (d)	135	143
5% 7/1/29 (d)	195	207
5% 7/1/30 (d)	210	223
5% 7/1/31 (d)	395	419
5% 7/1/32 (d)	420	445
5% 7/1/33 (d)	440	465
5% 7/1/34 (d)	460	486
5% 7/1/35 (d)	315	332
5% 7/1/36 (d)	255	268
5% 7/1/37 (d)	300	314
5% 7/1/42 (d)	975	1,008
Series 2017 C, 4% 7/1/32	1,190	1,231
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/27 (Escrowed to Maturity)	275	298
North Carolina Grant Anticipation Rev. Series 2021, 2% 3/1/36	5,490	4,498
North Carolina Med. Care Commission Health Care Facilities Rev.:
Series 2020 A, 3% 7/1/45	2,590	2,097
Series 2021 A:
4% 3/1/41	1,050	843
4% 3/1/51	2,075	1,472
North Carolina State Ed. Assistance Auth. Student Ln. Rev. Series 2023 A, 5% 6/1/43 (d)	1,095	1,134
TOTAL NORTH CAROLINA		28,415
North Dakota - 0.1%
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	5,480	3,891
Ohio - 2.1%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	7,285	7,394
Allen County Hosp. Facilities Rev. (Mercy Health) Series 2017 A:
5% 8/1/25	2,475	2,549
5% 8/1/26	1,645	1,730
5% 8/1/27	2,060	2,212
5% 8/1/28	2,060	2,238
5% 8/1/29	4,130	4,482
5% 8/1/30	3,520	3,818
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	3,870	2,982
4% 6/1/48	1,265	1,168
5% 6/1/30	2,000	2,196
5% 6/1/32	1,665	1,824
5% 6/1/33	2,000	2,189
5% 6/1/34	420	459
Series 2020 B2, 5% 6/1/55	9,315	8,754
Columbus City School District Series 2016 A, 5% 12/1/29	1,740	1,838
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	3,470	3,253
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	470	448
5% 12/1/46	4,700	4,986
5% 12/1/51	6,900	7,269
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	1,850	1,874
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/33	3,685	3,685
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	975	921
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	395	399
(Mtg.-Backed Securities Prog.) Series 2023 B, 6% 3/1/55	2,525	2,809
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/42	2,150	1,023
(Infrastructure Projs.) Series 2022 A:
5% 2/15/32	4,930	5,838
5% 2/15/38	1,155	1,340
5% 2/15/39	240	276
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/29	1,815	1,872
5% 2/15/34	370	378
Series 2019, 5% 2/15/29	3,125	3,266
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	3,725	3,864
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	1,550	1,595
6% 12/1/29	1,645	1,702
6% 12/1/30	1,750	1,818
6% 12/1/31	1,850	1,927
TOTAL OHIO		96,376
Oklahoma - 0.2%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,050	1,089
5% 10/1/29	1,160	1,203
5% 10/1/36	830	852
5% 10/1/39	1,655	1,683
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	1,915	1,920
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev. (Homeownership Ln. Prog.) Series 2023 C, 6% 3/1/54	465	517
TOTAL OKLAHOMA		7,264
Oregon - 1.1%
Lake Oswego Ore Series 2019 A:
2.7% 6/1/37	1,850	1,661
2.75% 6/1/38	1,960	1,720
Multnomah County School District #1J Portland Series 2020 B, 3% 6/15/36	1,525	1,488
Oregon Health and Science Univ. Spl. Rev. Series 2021 A, 3% 7/1/51	8,100	6,320
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	1,800	1,779
(Single-Family Mtg. Prog.) Series 2019 A, 2.65% 7/1/39	1,065	901
Series 2019 A, 4% 7/1/50	4,590	4,580
Port of Portland Arpt. Rev.:
Series 2020 27A, 5% 7/1/45 (d)	2,980	3,140
Series 2022 28:
5% 7/1/41 (d)	12,420	13,458
5% 7/1/52 (d)	10,500	11,045
Salem Hosp. Facility Auth. Rev.:
(Salem Health Projs.) Series 2019 A, 3% 5/15/49	5,975	4,510
Series 2016 A, 4% 5/15/41	1,680	1,682
TOTAL OREGON		52,284
Pennsylvania - 8.2%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
4% 1/1/38 (d)	2,545	2,557
4% 1/1/39 (d)	3,075	3,065
4% 1/1/40 (d)	10,000	9,956
4% 1/1/41 (d)	10,000	9,967
5% 1/1/29 (d)	4,185	4,528
5% 1/1/30 (d)	4,000	4,387
5% 1/1/31 (d)	3,000	3,331
5% 1/1/32 (d)	4,000	4,427
5% 1/1/51 (d)	20,480	21,306
5% 1/1/56 (d)	12,420	12,891
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	1,200	981
4% 12/1/41	2,450	1,704
4.25% 12/1/50	2,730	1,764
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/32	495	473
5% 7/1/33	1,150	1,092
5% 7/1/40	3,100	2,755
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	830	897
5% 7/15/29	1,290	1,419
5% 7/15/32	830	908
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/28	885	923
5% 6/1/29	970	1,010
Delaware County Auth. Rev. (Cabrini College) Series 2017, 5% 7/1/47	3,310	3,344
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A:
5% 7/1/46	980	850
5% 7/1/46 (Pre-Refunded to 7/1/26 @ 100)	225	237
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	2,070	2,101
4% 7/15/35	2,135	2,169
4% 7/15/37	4,140	4,168
5% 7/15/25	330	337
5% 7/15/26	1,035	1,076
5% 7/15/27	1,745	1,841
5% 7/15/28	1,285	1,369
5% 7/15/29	1,385	1,472
5% 7/15/30	1,815	1,927
5% 7/15/31	1,240	1,314
5% 7/15/32	1,305	1,382
5% 7/15/34	1,405	1,488
5% 7/15/36	4,150	4,363
5% 7/15/38	4,990	5,177
5% 7/15/43	5,795	5,957
Series 2020, 4% 7/15/45	2,900	2,721
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2021, 5% 11/1/51	3,595	3,761
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	2,140	2,218
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	830	866
5% 7/1/27	830	868
5% 7/1/28	830	867
5% 7/1/34	3,045	3,140
5% 7/1/36	1,655	1,701
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/24	965	963
5% 10/1/25	865	863
5% 10/1/27	415	415
Series 2016 A:
5% 10/1/28	1,255	1,255
5% 10/1/29	2,150	2,151
5% 10/1/31	3,790	3,788
5% 10/1/36	6,790	6,757
5% 10/1/40	4,700	4,551
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.):
Series 2016 A, 5% 8/15/36	615	636
Series 2018 A, 4% 8/15/48	10,545	9,806
Series 2016 A, 5% 8/15/46	24,835	25,283
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (Presbyterian Sr. Living Proj.) Series 2023 B2, 5% 7/1/38	1,625	1,686
Pennsylvania Gen. Oblig. Series 2023, 5% 9/1/32	10,000	11,930
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	2,880	2,962
Series 2017:
5% 5/1/35	1,025	1,070
5% 5/1/37	1,295	1,342
5% 5/1/41	5,860	5,987
Series 2016:
5% 5/1/28	415	429
5% 5/1/32	1,040	1,072
5% 5/1/33	1,405	1,445
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	2,950	2,912
Pennsylvania Tpk. Commission Tpk. Rev. Series 2021 B, 5% 12/1/38	6,680	7,574
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	830	856
5% 7/1/26	830	878
5% 7/1/27	660	714
Series 2017 B:
5% 7/1/26 (d)	2,485	2,586
5% 7/1/27 (d)	2,070	2,195
5% 7/1/28 (d)	2,485	2,622
5% 7/1/29 (d)	1,860	1,964
5% 7/1/32 (d)	2,485	2,621
5% 7/1/33 (d)	1,865	1,963
5% 7/1/34 (d)	3,310	3,475
5% 7/1/37 (d)	3,725	3,872
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	5,425	5,518
Philadelphia Gas Works Rev. Series 16 A, 4% 8/1/45 (Assured Guaranty Muni. Corp. Insured)	2,685	2,698
Philadelphia School District:
Series 2016 D:
5% 9/1/26	7,600	8,016
5% 9/1/27	8,020	8,412
5% 9/1/28	6,705	7,020
Series 2016 F:
5% 9/1/28	11,600	12,145
5% 9/1/29	7,540	7,879
Series 2018 A:
5% 9/1/36	1,575	1,677
5% 9/1/37	910	964
5% 9/1/38	1,450	1,529
Series 2018 B, 5% 9/1/43	2,115	2,221
Series 2019 A:
4% 9/1/35	5,215	5,399
5% 9/1/33 (Assured Guaranty Muni. Corp. Insured)	2,480	2,770
5% 9/1/34	7,225	7,942
Series 2019 C, 5% 9/1/33	2,540	2,823
Series F:
5% 9/1/30	5,625	5,863
5% 9/1/30 (Pre-Refunded to 9/1/26 @ 100)	20	21
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2018 A:
5% 10/1/35	4,190	4,588
5% 10/1/36	6,210	6,736
5% 10/1/48	6,000	6,316
Series 2023 B, 5.5% 9/1/53 (Assured Guaranty Muni. Corp. Insured)	4,210	4,821
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/39 (Assured Guaranty Muni. Corp. Insured)	2,315	2,539
Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	775	833
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2015 A, 5% 6/1/26	1,055	1,081
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	4,605	4,772
5% 8/1/48	5,335	5,488
TOTAL PENNSYLVANIA		385,749
Puerto Rico - 1.6%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2020 A, 5% 7/1/35 (e)	3,435	3,467
Series 2021 B:
4% 7/1/42 (e)	1,085	957
5% 7/1/33 (e)	1,580	1,603
5% 7/1/37 (e)	6,625	6,654
Series 2022 A, 4% 7/1/42 (e)	5,545	4,893
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	16,679	10,398
4% 7/1/33	11,631	11,388
4% 7/1/35	4,213	4,073
5.625% 7/1/27	1,360	1,438
5.625% 7/1/29	3,903	4,233
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1:
0% 7/1/31	9,290	6,799
4.55% 7/1/40	2,000	2,010
Series 2019 A2, 4.329% 7/1/40	15,855	15,739
TOTAL PUERTO RICO		73,652
Rhode Island - 0.5%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	655	655
5% 9/1/36	5,810	5,702
Series 2016, 5% 5/15/39	5,215	5,272
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	800	800
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2021 A, 5% 12/1/28 (d)	1,480	1,596
Series 2023 A, 5% 12/1/31 (d)	4,830	5,366
Series A:
3.5% 12/1/34 (d)	1,200	1,138
5% 12/1/25 (d)	1,000	1,030
TOTAL RHODE ISLAND		21,559
South Carolina - 1.5%
Charleston County Arpt. District Series 2019, 5% 7/1/43	2,085	2,229
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,275	2,334
5% 12/1/28	4,690	4,812
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	1,545	1,547
Series 2023 B, 6% 1/1/54	1,550	1,725
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C:
5% 7/1/32	1,010	1,101
5% 7/1/33	4,200	4,566
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (d)	910	936
South Carolina Pub. Svc. Auth. Rev.:
Series 2016 A:
5% 12/1/29	2,485	2,588
5% 12/1/38	250	255
Series 2016 B:
5% 12/1/31	910	952
5% 12/1/41	12,515	12,773
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	15,510	15,227
4% 4/15/48	10,815	10,250
5% 4/15/48	10,595	10,970
TOTAL SOUTH CAROLINA		72,265
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	540	582
Series 2017:
5% 7/1/26	250	262
5% 7/1/28	250	270
5% 7/1/29	470	508
Series 2020 A, 3% 9/1/45	3,355	2,612
TOTAL SOUTH DAKOTA		4,234
Tennessee - 0.5%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1:
4% 8/1/44	2,200	2,169
5% 8/1/31	1,000	1,094
5% 8/1/33	1,250	1,367
Series 2019 A2, 5% 8/1/35	765	831
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (d)	1,755	1,766
Series 2019 B, 5% 7/1/54 (d)	9,580	9,883
Tennessee Hsg. Dev. Agcy.:
Series 2015 A, 3.5% 7/1/45	1,235	1,225
Series 2022 2, 5% 1/1/53	4,750	4,983
Tennessee Hsg. Dev. Agcy. Residential:
Series 2019 3:
2.6% 7/1/39	415	343
2.8% 7/1/44	505	402
Series 2019 4, 2.9% 7/1/39	300	261
TOTAL TENNESSEE		24,324
Texas - 4.7%
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (d)	830	836
5% 11/15/27 (d)	1,035	1,042
5% 11/15/28 (d)	1,240	1,248
5% 11/15/39 (d)	2,725	2,732
Series 2017 B:
5% 11/15/28 (d)	830	863
5% 11/15/30 (d)	1,275	1,321
5% 11/15/32 (d)	1,005	1,040
5% 11/15/35 (d)	1,035	1,068
5% 11/15/36 (d)	1,385	1,425
5% 11/15/37 (d)	1,165	1,194
5% 11/15/41 (d)	4,725	4,802
Brazos County Gen. Oblig. Series 2020:
1.75% 9/1/34	1,380	1,137
1.875% 9/1/35	700	573
Bryan Tex For Previous Issuess Series 2020, 2.125% 8/15/34	1,150	999
Central Reg'l. Mobility Auth. Series 2015 A:
5% 1/1/28	1,075	1,110
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	395	407
Collin County Series 2022, 4% 2/15/39	1,800	1,873
Coppell Tex Series 2020, 1.375% 2/1/34	1,395	1,097
Dallas Wtrwks. & Swr. Sys. Rev. Series 2020 C:
4% 10/1/35	1,000	1,072
4% 10/1/39	5,000	5,186
4% 10/1/40	2,000	2,061
Grand Parkway Trans. Corp.:
Series 2018 A, 5% 10/1/38	2,655	2,844
Series 2020 C, 4% 10/1/49	3,100	3,056
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	1,115	1,155
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,485	2,366
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,628
Houston Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/41 (d)	1,000	1,040
Series 2018 C:
5% 7/1/29 (d)	1,655	1,786
5% 7/1/30 (d)	1,765	1,889
5% 7/1/31 (d)	1,240	1,329
5% 7/1/32 (d)	1,450	1,553
Houston Gen. Oblig. Series 2017 A:
5% 3/1/31	3,835	4,120
5% 3/1/32	1,635	1,755
Houston Util. Sys. Rev. Series 2020 C:
5% 11/15/33	2,000	2,308
5% 11/15/34	2,500	2,878
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	390	406
5% 10/15/30	1,570	1,630
5% 10/15/32	830	859
5% 10/15/36	545	560
5% 10/15/37	930	953
5% 10/15/38	1,325	1,354
5% 10/15/44	1,310	1,327
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (d)	830	846
5% 11/1/27 (d)	1,780	1,817
5% 11/1/28 (d)	2,755	2,810
5% 11/1/29 (d)	1,655	1,685
5% 11/1/32 (d)	3,055	3,103
Series 2017:
5% 11/1/24 (d)	830	839
5% 11/1/25 (d)	830	853
5% 11/1/26 (d)	830	869
5% 11/1/27 (d)	830	866
5% 11/1/28 (d)	1,450	1,507
5% 11/1/29 (d)	1,035	1,075
5% 11/1/30 (d)	830	860
5% 11/1/31 (d)	1,840	1,900
5% 11/1/32 (d)	2,135	2,204
5% 11/1/33 (d)	830	856
5% 11/1/34 (d)	830	856
5% 11/1/36 (d)	830	851
Lower Colorado River Auth. Rev. Series 2015 D:
5% 5/15/28	1,820	1,861
5% 5/15/30	4,140	4,231
Mansfield Tex Series 2020, 2.25% 2/15/35	1,385	1,187
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	625	674
5% 8/15/29	1,655	1,788
5% 8/15/47	1,890	1,953
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	595	619
5% 4/1/30	2,825	2,946
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	830	867
5% 1/1/33	975	1,036
5% 1/1/34	1,240	1,317
5% 1/1/34	2,485	2,992
5% 1/1/35	1,820	1,930
5% 1/1/36	4,965	5,251
5% 1/1/37	6,625	6,976
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	350	363
5% 1/1/31	495	513
Series 2015 A, 5% 1/1/32	2,775	2,821
Series 2016 A, 5% 1/1/36	1,035	1,074
Series 2021 B, 3% 1/1/51	16,575	12,617
Prosper Independent School District Series 2021 A, 3% 2/15/39	3,000	2,758
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	375	406
5% 10/1/30	580	625
5% 10/1/31	520	560
5% 10/1/39	1,030	1,086
5% 10/1/40	830	872
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 4% 2/15/35	4,140	4,216
Series 2018 B, 5% 7/1/43	1,500	1,577
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	4,327	3,892
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Series 2023 B, 6% 1/1/54	6,460	7,191
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	3,150	3,153
Series A, 3.5% 3/1/51	2,945	2,899
Texas Gen. Oblig. Series 2022, 5% 8/1/34 (d)	3,185	3,637
Texas Muni. Gas Acquisition & Su Bonds Series 2023 B, 5.5%, tender 1/1/34 (b)	1,980	2,200
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/29	3,530	3,801
5% 3/15/31	2,690	2,883
Texas Wtr. Dev. Board Rev.:
Series 2020, 3% 8/1/39	1,165	1,065
Series 2021, 2.5% 10/15/39	3,000	2,525
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/33	3,310	3,452
5% 2/15/34	4,140	4,314
5% 2/15/36	2,485	2,582
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	1,740	1,862
Univ. of Texas Board of Regents Sys. Rev. Series 2019 A, 5% 8/15/29	1,850	2,108
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	1,685	1,773
Waco Gen. Oblig. Series 2020:
2% 2/1/34	3,395	2,929
2.375% 2/1/38	1,035	877
Waller Independent School District Series 2020, 3% 2/15/39	1,850	1,693
Weatherford Independent School District Series 2002, 0% 2/15/33	5,785	4,323
TOTAL TEXAS		219,954
Utah - 1.4%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/25 (d)	1,655	1,692
5% 7/1/27 (d)	3,500	3,712
5% 7/1/29 (d)	3,090	3,268
5% 7/1/30 (d)	2,275	2,406
5% 7/1/31 (d)	4,345	4,592
5% 7/1/33 (d)	3,310	3,489
5% 7/1/35 (d)	3,310	3,474
5% 7/1/36 (d)	4,470	4,676
5% 7/1/37 (d)	3,520	3,668
Series 2018 A:
5% 7/1/31 (d)	2,000	2,144
5% 7/1/32 (d)	4,310	4,618
5% 7/1/33 (d)	1,420	1,521
5.25% 7/1/48 (d)	5,655	5,878
Series 2023 A, 5.25% 7/1/41 (d)	2,000	2,215
Utah County Hosp. Rev. Series 2020 A:
5% 5/15/43	5,500	5,963
5% 5/15/50	9,000	9,535
Weber School District Utah (Utah School District Bond Guaranty Prog.) Series 2019, 2.25% 6/15/34	1,230	1,105
TOTAL UTAH		63,956
Vermont - 0.6%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	3,810	3,651
5% 10/15/46	4,720	4,339
(Middlebury College Proj.) Series 2020, 5% 11/1/49	18,500	19,668
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2019 A, 5% 6/15/28 (d)	1,430	1,514
TOTAL VERMONT		29,172
Virginia - 0.5%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	3,860	3,881
5% 6/15/30	1,035	1,042
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	3,000	2,234
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	525	522
Series 2016:
4% 6/15/37	595	597
5% 6/15/27	1,240	1,293
5% 6/15/30	540	560
5% 6/15/33	350	361
5% 6/15/34	665	685
5% 6/15/35	1,820	1,871
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	725	788
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2019 A, 4% 8/1/36	4,505	4,731
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,070	2,143
5% 1/1/34	1,240	1,281
5% 1/1/35	1,240	1,281
5% 1/1/44	830	846
TOTAL VIRGINIA		24,116
Washington - 2.9%
Port of Seattle Rev.:
Series 2016 B:
5% 10/1/28 (d)	2,900	3,005
5% 10/1/30 (d)	1,655	1,706
Series 2019 A, 4% 4/1/44 (d)	2,525	2,451
Washington Convention Ctr. Pub. Facilities:
Series 2021 B:
3% 7/1/43	865	705
3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	12,930	9,451
Series 2021, 4% 7/1/31	17,595	17,513
Washington Gen. Oblig.:
Series 2020 A, 5% 8/1/33	1,260	1,423
Series 2021 C, 5% 2/1/44	270	299
Series 2022 A, 5% 8/1/37	33,745	39,414
Series 2022 C, 4% 7/1/35	4,200	4,570
Series 2022 D:
4% 7/1/35	1,800	1,959
4% 7/1/36	5,735	6,168
4% 7/1/37	4,000	4,259
Series R-2017 A, 5% 8/1/30	1,685	1,780
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	675	684
5% 7/1/27	1,285	1,330
5% 7/1/28	1,570	1,636
5% 7/1/29	615	641
5% 7/1/30	735	766
5% 7/1/31	1,120	1,167
5% 7/1/32	1,655	1,723
5% 7/1/33	2,345	2,438
5% 7/1/34	540	560
5% 7/1/42	4,685	4,772
Series 2019 A1, 5% 8/1/38	1,000	1,062
Series 2019 A2, 5% 8/1/33	2,000	2,188
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	5,005	3,670
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/27	1,770	1,845
5% 10/1/28	1,825	1,905
5% 10/1/35	1,880	1,944
5% 10/1/36	2,845	2,933
5% 10/1/40	2,795	2,847
Series 2019, 4% 10/1/49	3,515	3,103
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (e)	100	96
5% 7/1/33 (e)	125	124
5% 7/1/38 (e)	100	95
5% 7/1/48 (e)	400	346
Washington Hsg. Fin. Commission Nonprofit Rev. (Seattle Academy of Arts and Sciences Proj.) Series 2023, 6.375% 7/1/63 (e)	4,125	4,501
TOTAL WASHINGTON		137,079
West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	1,355	1,394
5% 1/1/32	1,120	1,151
West Virginia Hsg. Dev. Fund Series 2018 A, 3.45% 11/1/33	1,250	1,251
TOTAL WEST VIRGINIA		3,796
Wisconsin - 1.7%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A:
5% 1/1/35	1,210	1,299
5% 1/1/40	540	563
Howard Suamico Scd Series 2021, 2% 3/1/38	1,780	1,380
Kohler Wis School District Series 2021, 2% 3/1/39	1,230	930
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.) Series 2020 A, 5% 6/1/29	820	884
Series 2019 A, 5% 10/1/44	7,550	7,886
Series 2020 A, 3% 6/1/45	9,350	7,276
Pub. Fin. Auth. Sr. Living Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (e)	700	695
5% 5/15/28 (e)	1,095	1,078
5.25% 5/15/37 (e)	415	398
5.25% 5/15/42 (e)	415	385
5.25% 5/15/47 (e)	410	370
5.25% 5/15/52 (e)	775	684
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (e)	945	824
5% 10/1/48 (e)	1,055	886
5% 10/1/53 (e)	2,330	1,912
Roseman Univ. of Health:
Series 2020:
5% 4/1/40 (e)	720	696
5% 4/1/40 (Pre-Refunded to 4/1/30 @ 100) (e)	30	34
5% 4/1/50 (e)	520	471
Series 2021 A:
3% 7/1/50	2,640	2,005
4.5% 6/1/56 (e)	14,095	10,885
Series 2021 B, 6.5% 6/1/56 (e)	4,700	3,923
Westosha Cent High School District Series 2021:
1.625% 3/1/32	1,010	841
2% 3/1/35	1,000	852
2% 3/1/36	1,005	836
Wisconsin Health & Edl. Facilities:
Series 2013 B2, 4% 11/15/43	3,890	3,804
Series 2014, 4% 5/1/33	2,920	2,925
Series 2016 A:
5% 2/15/28	1,965	2,025
5% 2/15/29	2,550	2,627
5% 2/15/30	2,805	2,887
Series 2016, 4% 12/1/46	4,350	4,267
Series 2017 A:
4% 4/1/39	2,140	2,131
5% 9/1/31 (Pre-Refunded to 9/1/27 @ 100)	830	897
5% 9/1/33 (Pre-Refunded to 9/1/27 @ 100)	1,425	1,540
5% 9/1/35 (Pre-Refunded to 9/1/27 @ 100)	1,575	1,702
Series 2019 A, 5% 11/1/46	540	435
Series 2019 B1, 2.825% 11/1/28	1,245	1,117
Wisconsin Rapids School District Series 2021:
1.7% 4/1/32	1,600	1,365
2% 4/1/38	2,100	1,567
TOTAL WISCONSIN		77,282
TOTAL MUNICIPAL BONDS (Cost $4,657,601)		4,611,585

Money Market Funds - 0.6%
	Shares	Value ($) (000s)
Fidelity Municipal Cash Central Fund 4.24% (h)(i) (Cost $30,158)	30,153,291	30,159

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $4,687,759)	4,641,744
NET OTHER ASSETS (LIABILITIES) - 0.8%	36,185
NET ASSETS - 100.0%	4,677,929

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $81,116,000 or 1.7% of net assets.

(f)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	111,110	483,007	563,966	4,396	-	8	30,159	1.2%
Total	111,110	483,007	563,966	4,396	-	8	30,159

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	4,611,585	-	4,611,585	-

Money Market Funds	30,159	30,159	-	-
Total Investments in Securities:	4,641,744	30,159	4,611,585	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $4,657,601)	$4,611,585
Fidelity Central Funds (cost $30,158)	30,159

Total Investment in Securities (cost $4,687,759)		$4,641,744
Cash		100
Receivable for fund shares sold		7,940
Interest receivable		60,568
Distributions receivable from Fidelity Central Funds		134
Prepaid expenses		4
Total assets		4,710,490
Liabilities
Payable for investments purchased on a delayed delivery basis	$18,817
Payable for fund shares redeemed	8,019
Distributions payable	3,693
Accrued management fee	1,331
Distribution and service plan fees payable	92
Other affiliated payables	498
Other payables and accrued expenses	111
Total Liabilities		32,561
Net Assets		$4,677,929
Net Assets consist of:
Paid in capital		$4,759,224
Total accumulated earnings (loss)		(81,295)
Net Assets		$4,677,929

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($285,414 ÷ 23,134 shares)(a)		$12.34
Maximum offering price per share (100/96.00 of $12.34)		$12.85
Class M :
Net Asset Value and redemption price per share ($76,093 ÷ 6,162 shares)(a)		$12.35
Maximum offering price per share (100/96.00 of $12.35)		$12.86
Class C :
Net Asset Value and offering price per share ($22,521 ÷ 1,825 shares)(a)		$12.34
Fidelity Municipal Income Fund :
Net Asset Value, offering price and redemption price per share ($2,783,280 ÷ 225,439 shares)		$12.35
Class I :
Net Asset Value, offering price and redemption price per share ($1,155,918 ÷ 93,688 shares)		$12.34
Class Z :
Net Asset Value, offering price and redemption price per share ($354,703 ÷ 28,740 shares)		$12.34
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended December 31, 2023
Investment Income
Interest		$148,439
Income from Fidelity Central Funds		4,396
Total Income		152,835
Expenses
Management fee	$15,460
Transfer agent fees	5,131
Distribution and service plan fees	1,118
Accounting fees and expenses	638
Custodian fees and expenses	40
Independent trustees' fees and expenses	16
Registration fees	150
Audit	68
Legal	5
Miscellaneous	55
Total expenses before reductions	22,681
Expense reductions	(144)
Total expenses after reductions		22,537
Net Investment income (loss)		130,298
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,995)
Total net realized gain (loss)		(6,995)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	182,313
Fidelity Central Funds	8
Total change in net unrealized appreciation (depreciation)		182,321
Net gain (loss)		175,326
Net increase (decrease) in net assets resulting from operations		$305,624
Statement of Changes in Net Assets

Amount in thousands	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$130,298	$114,716
Net realized gain (loss)	(6,995)	(30,793)
Change in net unrealized appreciation (depreciation)	182,321	(596,229)
Net increase (decrease) in net assets resulting from operations	305,624	(512,306)
Distributions to shareholders	(128,164)	(114,383)

Share transactions - net increase (decrease)	277,844	(275,639)
Total increase (decrease) in net assets	455,304	(902,328)

Net Assets
Beginning of period	4,222,625	5,124,953
End of period	$4,677,929	$4,222,625

Financial Highlights
Fidelity Advisor® Municipal Income Fund Class A

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.86	$13.56	$13.59	$13.39	$12.75
Income from Investment Operations
Net investment income (loss) A,B	.316	.282	.281	.305	.330
Net realized and unrealized gain (loss)	.474	(1.700)	.057	.257	.689
Total from investment operations	.790	(1.418)	.338	.562	1.019
Distributions from net investment income	(.310)	(.282)	(.281)	(.304)	(.328)
Distributions from net realized gain	-	-	(.087)	(.058)	(.051)
Total distributions	(.310)	(.282)	(.368)	(.362)	(.379)
Net asset value, end of period	$12.34	$11.86	$13.56	$13.59	$13.39
Total Return C,D	6.78%	(10.48)%	2.51%	4.28%	8.06%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.79%	.78%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.79%	.78%	.78%	.78%	.79%
Expenses net of all reductions	.79%	.78%	.78%	.78%	.79%
Net investment income (loss)	2.64%	2.31%	2.06%	2.29%	2.49%
Supplemental Data
Net assets, end of period (in millions)	$285	$268	$249	$233	$241
Portfolio turnover rate G	4%	23%	13%	16%	16%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Municipal Income Fund Class M

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.87	$13.57	$13.60	$13.40	$12.76
Income from Investment Operations
Net investment income (loss) A,B	.319	.286	.285	.308	.333
Net realized and unrealized gain (loss)	.474	(1.701)	.056	.258	.689
Total from investment operations	.793	(1.415)	.341	.566	1.022
Distributions from net investment income	(.313)	(.285)	(.284)	(.308)	(.331)
Distributions from net realized gain	-	-	(.087)	(.058)	(.051)
Total distributions	(.313)	(.285)	(.371)	(.366)	(.382)
Net asset value, end of period	$12.35	$11.87	$13.57	$13.60	$13.40
Total Return C,D	6.80%	(10.45)%	2.53%	4.30%	8.08%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.76%	.77%	.76%	.76%	.77%
Expenses net of fee waivers, if any	.76%	.76%	.76%	.76%	.77%
Expenses net of all reductions	.76%	.76%	.76%	.76%	.77%
Net investment income (loss)	2.66%	2.33%	2.08%	2.31%	2.51%
Supplemental Data
Net assets, end of period (in millions)	$76	$80	$106	$109	$120
Portfolio turnover rate G	4%	23%	13%	16%	16%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Municipal Income Fund Class C

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.86	$13.56	$13.59	$13.39	$12.75
Income from Investment Operations
Net investment income (loss) A,B	.230	.194	.181	.206	.231
Net realized and unrealized gain (loss)	.473	(1.701)	.056	.257	.689
Total from investment operations	.703	(1.507)	.237	.463	.920
Distributions from net investment income	(.223)	(.193)	(.180)	(.205)	(.229)
Distributions from net realized gain	-	-	(.087)	(.058)	(.051)
Total distributions	(.223)	(.193)	(.267)	(.263)	(.280)
Net asset value, end of period	$12.34	$11.86	$13.56	$13.59	$13.39
Total Return C,D	6.01%	(11.13)%	1.75%	3.51%	7.26%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.51%	1.51%	1.52%	1.53%	1.53%
Expenses net of fee waivers, if any	1.51%	1.51%	1.52%	1.53%	1.53%
Expenses net of all reductions	1.51%	1.51%	1.52%	1.53%	1.53%
Net investment income (loss)	1.91%	1.58%	1.32%	1.54%	1.75%
Supplemental Data
Net assets, end of period (in millions)	$23	$25	$35	$52	$58
Portfolio turnover rate G	4%	23%	13%	16%	16%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Municipal Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.87	$13.57	$13.60	$13.40	$12.75
Income from Investment Operations
Net investment income (loss) A,B	.355	.324	.327	.350	.374
Net realized and unrealized gain (loss)	.475	(1.702)	.057	.257	.699
Total from investment operations	.830	(1.378)	.384	.607	1.073
Distributions from net investment income	(.350)	(.322)	(.327)	(.349)	(.372)
Distributions from net realized gain	-	-	(.087)	(.058)	(.051)
Total distributions	(.350)	(.322)	(.414)	(.407)	(.423)
Net asset value, end of period	$12.35	$11.87	$13.57	$13.60	$13.40
Total Return C	7.12%	(10.18)%	2.85%	4.63%	8.50%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.46%	.46%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.46%	.46%	.45%	.45%	.45%
Expenses net of all reductions	.46%	.46%	.45%	.45%	.45%
Net investment income (loss)	2.97%	2.64%	2.39%	2.62%	2.83%
Supplemental Data
Net assets, end of period (in millions)	$2,783	$2,780	$3,787	$3,805	$3,955
Portfolio turnover rate F	4%	23%	13%	16%	16%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Municipal Income Fund Class I

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.86	$13.56	$13.59	$13.39	$12.75
Income from Investment Operations
Net investment income (loss) A,B	.344	.311	.315	.339	.363
Net realized and unrealized gain (loss)	.475	(1.699)	.057	.257	.689
Total from investment operations	.819	(1.388)	.372	.596	1.052
Distributions from net investment income	(.339)	(.312)	(.315)	(.338)	(.361)
Distributions from net realized gain	-	-	(.087)	(.058)	(.051)
Total distributions	(.339)	(.312)	(.402)	(.396)	(.412)
Net asset value, end of period	$12.34	$11.86	$13.56	$13.59	$13.39
Total Return C	7.04%	(10.26)%	2.76%	4.54%	8.33%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.54%	.54%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.54%	.54%	.53%	.53%	.53%
Expenses net of all reductions	.54%	.54%	.53%	.53%	.53%
Net investment income (loss)	2.88%	2.55%	2.31%	2.54%	2.75%
Supplemental Data
Net assets, end of period (in millions)	$1,156	$834	$714	$619	$647
Portfolio turnover rate F	4%	23%	13%	16%	16%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Municipal Income Fund Class Z

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.86	$13.57	$13.60	$13.39	$12.75
Income from Investment Operations
Net investment income (loss) A,B	.359	.327	.331	.352	.378
Net realized and unrealized gain (loss)	.476	(1.710)	.057	.269	.689
Total from investment operations	.835	(1.383)	.388	.621	1.067
Distributions from net investment income	(.355)	(.327)	(.331)	(.353)	(.376)
Distributions from net realized gain	-	-	(.087)	(.058)	(.051)
Total distributions	(.355)	(.327)	(.418)	(.411)	(.427)
Net asset value, end of period	$12.34	$11.86	$13.57	$13.60	$13.39
Total Return C	7.17%	(10.22)%	2.88%	4.74%	8.45%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.42%	.42%	.42%	.42%	.42%
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%	.42%
Expenses net of all reductions	.42%	.42%	.42%	.42%	.42%
Net investment income (loss)	3.01%	2.67%	2.42%	2.65%	2.86%
Supplemental Data
Net assets, end of period (in millions)	$355	$235	$235	$196	$97
Portfolio turnover rate F	4%	23%	13%	16%	16%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Municipal Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of Operations. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$105,014
Gross unrealized depreciation	(148,348)
Net unrealized appreciation (depreciation)	$(43,334)
Tax Cost	$4,685,078

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(37,793)
Net unrealized appreciation (depreciation) on securities and other investments	$(43,334)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(15,066)
Long-term	(22,727)
Total capital loss carryforward	$(37,793)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Tax-exempt Income	$128,164	$114,383

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Municipal Income Fund	579,119	191,494
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$687	$25
Class M	- %	.25%	194	-A
Class C	.75%	.25%	237	37
			$1,118	$62
(A) Amount represents less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$15
Class M	3
Class C A	-B
$18

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B Amount represents less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.1688%
Class M	0.1454%
Class C	0.1461%
Fidelity Municipal Income Fund	0.0926%
Class I	0.1749%

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$468.17
Class M	114.15
Class C	35.15
Fidelity Municipal Income Fund	2,570.09
Class I	1,797.18
Class Z	147.05
	$5,131

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Municipal Income Fund	0.0141%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Municipal Income Fund	.01
Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.51
Class M	0.49
Class C	0.49
Fidelity Municipal Income Fund	0.43
Class I	0.52
Class Z	0.39

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Municipal Income Fund	-	12,700	-
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Municipal Income Fund	$8
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $142.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Municipal Income Fund
Distributions to shareholders
Class A	$7,118	$5,541
Class M	2,028	2,073
Class C	442	435
Fidelity Municipal Income Fund	80,821	81,658
Class I	29,017	18,130
Class Z	8,738	6,546
Total	$128,164	$114,383
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Municipal Income Fund
Class A
Shares sold	3,568	9,594	$42,727	$115,427
Reinvestment of distributions	535	411	6,403	4,981
Shares redeemed	(3,599)	(5,727)	(42,868)	(69,759)
Net increase (decrease)	504	4,278	$6,262	$50,649
Class M
Shares sold	162	276	$1,943	$3,355
Reinvestment of distributions	150	150	1,790	1,825
Shares redeemed	(891)	(1,491)	(10,686)	(18,102)
Net increase (decrease)	(579)	(1,065)	$(6,953)	$(12,922)
Class C
Shares sold	420	511	$5,060	$6,199
Reinvestment of distributions	34	34	411	410
Shares redeemed	(767)	(967)	(9,192)	(11,857)
Net increase (decrease)	(313)	(422)	$(3,721)	$(5,248)
Fidelity Municipal Income Fund
Shares sold	25,181	40,481	$299,407	$491,259
Reinvestment of distributions	4,986	4,697	59,681	57,042
Shares redeemed	(38,976)	(89,945)	(465,366)	(1,101,537)
Net increase (decrease)	(8,809)	(44,767)	$(106,278)	$(553,236)
Class I
Shares sold	54,308	56,827	$648,131	$682,902
Reinvestment of distributions	944	657	11,282	7,979
Shares redeemed	(31,890)	(39,781)	(378,696)	(480,093)
Net increase (decrease)	23,362	17,703	$280,717	$210,788
Class Z
Shares sold	16,561	26,980	$198,051	$329,960
Reinvestment of distributions	582	414	6,953	5,017
Shares redeemed	(8,184)	(24,933)	(97,187)	(300,647)
Net increase (decrease)	8,959	2,461	$107,817	$34,330
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
Fidelity® Municipal Income Fund
Class A	.78%
Actual		$ 1,000	$ 1,037.90	$ 4.01
Hypothetical-B		$ 1,000	$ 1,021.27	$ 3.97
Class M	.75%
Actual		$ 1,000	$ 1,037.10	$ 3.85
Hypothetical-B		$ 1,000	$ 1,021.42	$ 3.82
Class C	1.49%
Actual		$ 1,000	$ 1,033.20	$ 7.64
Hypothetical-B		$ 1,000	$ 1,017.69	$ 7.58
Fidelity® Municipal Income Fund	.45%
Actual		$ 1,000	$ 1,039.50	$ 2.31
Hypothetical-B		$ 1,000	$ 1,022.94	$ 2.29
Class I	.53%
Actual		$ 1,000	$ 1,039.10	$ 2.72
Hypothetical-B		$ 1,000	$ 1,022.53	$ 2.70
Class Z	.41%
Actual		$ 1,000	$ 1,038.90	$ 2.11
Hypothetical-B		$ 1,000	$ 1,023.14	$ 2.09

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 17.98% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group] for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees]. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.80%, 0.80%, 1.55%, 0.55%, and 0.46% through April 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,160,118,778.550	97.240
Withheld	316,510,692.230	2.760
TOTAL	11,476,629,470.780	100.000
Jennifer Toolin McAuliffe
Affirmative	11,160,843,041.160	97.250
Withheld	315,786,429.620	2.750
TOTAL	11,476,629,470.780	100.000
Christine J. Thompson
Affirmative	11,156,602,115.000	97.210
Withheld	320,027,355.780	2.790
TOTAL	11,476,629,470.780	100.000
Elizabeth S. Acton
Affirmative	11,110,214,430.850	96.810
Withheld	366,415,039.930	3.190
TOTAL	11,476,629,470.780	100.000
Laura M. Bishop
Affirmative	11,132,012,161.210	97.000
Withheld	344,617,309.570	3.000
TOTAL	11,476,629,470.780	100.000
Ann E. Dunwoody
Affirmative	11,125,767,777.290	96.940
Withheld	350,861,693.490	3.060
TOTAL	11,476,629,470.780	100.000
John Engler
Affirmative	11,009,456,697.420	95.930
Withheld	467,172,773.360	4.070
TOTAL	11,476,629,470.780	100.000
Robert F. Gartland
Affirmative	11,139,433,974.390	97.060
Withheld	337,195,496.390	2.940
TOTAL	11,476,629,470.780	100.000
Robert W. Helm
Affirmative	11,140,155,147.040	97.070
Withheld	336,474,323.740	2.930
TOTAL	11,476,629,470.780	100.000
Arthur E. Johnson
Affirmative	11,087,922,630.810	96.610
Withheld	388,706,839.970	3.390
TOTAL	11,476,629,470.780	100.000
Michael E. Kenneally
Affirmative	11,003,372,175.210	95.880
Withheld	473,257,295.570	4.120
TOTAL	11,476,629,470.780	100.000
Mark A. Murray
Affirmative	11,139,176,322.830	97.060
Withheld	337,453,147.950	2.940
TOTAL	11,476,629,470.780	100.000
Carol J. Zierhoffer
Affirmative	11,137,882,609.000	97.050
Withheld	338,746,861.780	2.950
TOTAL	11,476,629,470.780	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.539263.126
HIY-ANN-0224
Fidelity® Conservative Income Municipal Bond Fund

Annual Report
December 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge)	1.98%	1.03%	0.90%
Fidelity® Conservative Income Municipal Bond Fund	3.66%	1.36%	1.07%
Class I	3.64%	1.36%	1.06%
Class Z	3.67%	1.37%	1.07%

The initial offering of Classes A, I and Z shares took place on May 25, 2023. Returns prior to May 25, 2023 are those of Fidelity Conservative Income Municipal Bond Fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Municipal Bond Fund, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund's share classes (excluding sales charges, if any), gained roughly 3.5% to 3.7%, versus the 3.39% advance of 50% Bloomberg 1-Year Municipal Bond Index/50% iMoneyNet Tax-Free National Retail Blend Index, and the identical gain of the benchmark, the Bloomberg Municipal 1 Year (1-2Y) Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the 50% Bloomberg 1-year/50% iMoneynet index, the fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds that were somewhat cushioned from rising interest rates, added value. The fund had less interest rate sensitivity, as measured by its shorter duration, than the index, which also boosted the relative result as short-term bond yields rose. Yield-curve positioning further helped, particularly the fund's overweights to weekly rate reset Variable Rate Demand Notes and Tender Option Bonds. In contrast, the fund's exposure to low-coupon securities trading at par (face) value detracted from relative performance. Differences in the way fund holdings and index components were priced also hurt the relative result. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider.
Note to shareholders:
In March 2023, the Board of Trustees approved a proposal to consolidate the fund's Retail and Institutional share classes into a single share class. The consolidation took place at the close of business on March 31, and the surviving class was renamed Fidelity Conservative Income Municipal Bond Fund. As part of this initiative, the $1 million purchase minimum was removed. The changes do not impact how the fund is managed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

California	14.1
Texas	11.4
Pennsylvania	7.0
Illinois	5.5
New York	5.4

Revenue Sources (% of Fund's net assets)
Synthetics	23.2
General Obligations	12.6
Industrial Development	12.2
Transportation	10.7
Resource Recovery	10.1
Health Care	6.8
Electric Utilities	5.6
Others* (Individually Less Than 5%)	18.8
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Maturity Diversification (% of Fund's Investments)
Days
1 - 7	35.2
8 - 30	1.1
31 - 60	12.8
61 - 90	0.9
91 - 180	6.3
> 180	43.7

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 57.6%
	Principal Amount (a)	Value ($)
Alabama - 1.5%
Black Belt Energy Gas District:
Bonds Series 2022 D1, 4%, tender 6/1/27 (b)	5,640,000	5,671,041
Series 2022 C, 5.25% 6/1/24	145,000	145,884
Series 2022 C1:
5.25% 12/1/24	405,000	410,768
5.25% 12/1/25	530,000	546,500
5.25% 6/1/26	1,225,000	1,272,392
Series 2022 E:
5% 6/1/24	1,520,000	1,528,537
5% 6/1/25	1,585,000	1,614,863
5% 6/1/26	2,185,000	2,257,021
Series 2023 C:
5.5% 6/1/26	900,000	928,823
5.5% 6/1/27	385,000	402,289
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.):
Series 2007 C, 3.78%, tender 6/16/26 (b)	1,380,000	1,392,802
Series 2008, 3.65%, tender 1/10/25 (b)	10,600,000	10,617,651
Southeast Alabama Gas Supply District Bonds:
(Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	9,915,000	9,919,790
Series 2018 A, 4%, tender 4/1/24 (b)	1,185,000	1,185,472
Southeast Energy Auth. Rev. (Proj. No. 2) Series 2021 B1:
4% 6/1/24	510,000	510,307
4% 6/1/25	615,000	617,363
TOTAL ALABAMA		39,021,503
Alaska - 0.1%
Alaska Int'l. Arpts. Revs. Series 2021 C, 5% 10/1/25 (c)	1,695,000	1,740,433
Arizona - 3.4%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/24	1,000,000	1,016,345
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	19,750,000	20,541,092
Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (b)(c)	47,785,000	47,877,846
Coconino County Poll. Cont. Corp. Rev. Bonds (Navada Pwr. Co. Projs.) Series 2017 A, 4.125%, tender 3/31/26 (b)(c)	2,300,000	2,320,432
Maricopa County Rev. Bonds:
Series 2023 A1, 5%, tender 5/15/26 (b)	3,760,000	3,920,611
Series C, 5%, tender 10/18/24 (b)	945,000	958,123
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2018, 5% 7/1/24 (c)	785,000	790,977
Series 2023:
5% 7/1/24 (c)	900,000	906,853
5% 7/1/26 (c)	1,815,000	1,893,378
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 4.9%, tender 2/1/24 (b)(c)	8,035,000	8,036,152
Yuma Pledged Rev. Series 2021, 4% 7/1/24	300,000	301,412
TOTAL ARIZONA		88,563,221
California - 5.2%
Anaheim Pub. Fing. Auth. Lease Rev. Series 1997, 0% 9/1/25 (Assured Guaranty Muni. Corp. Insured)	10,000,000	9,486,778
California Health Facilities Fing. Auth. Rev. Bonds Series 2016 B2, 4%, tender 10/1/24 (b)	13,085,000	13,115,628
California Muni. Fin. Auth. Envir. Bonds (Aymium Williams Proj.) Series 2023, 4%, tender 6/21/24 (b)(c)(d)	7,000,000	7,000,064
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2021 A, 4.7%, tender 4/1/24 (b)(c)	13,300,000	13,305,373
Series 2021 B, 4.2%, tender 1/16/24 (b)(c)	10,300,000	10,297,930
(Waste Mgmt., Inc. Proj.):
Series 2009 A, 1.3%, tender 2/3/25 (b)(d)	750,000	728,732
Series 2017 A, 4.25%, tender 12/2/24 (b)(c)	12,600,000	12,622,006
Series 2020, 4.5%, tender 3/1/24 (b)(c)	13,100,000	13,102,586
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs. INC. Proj.) Series 2023, 4.25%, tender 2/15/24 (b)(c)(d)	19,100,000	19,088,704
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C, 5% 8/1/24	1,925,000	1,949,417
Los Angeles Dept. Arpt. Rev.:
Series 2019 A, 5% 5/15/24 (c)	705,000	709,277
Series 2020 C, 5% 5/15/24 (c)	500,000	503,033
Series 2022 C:
5% 5/15/25 (c)	1,475,000	1,509,686
5% 5/15/26 (c)	3,595,000	3,740,609
Series 2022 G, 5% 5/15/25 (c)	995,000	1,018,398
Series 2023 A:
5% 5/15/24 (c)	700,000	704,247
5% 5/15/25 (c)	465,000	475,935
5% 5/15/26 (c)	805,000	837,605
Series B, 5% 5/15/24 (c)	1,065,000	1,071,461
Port of Oakland Rev. Series H, 5% 5/1/26 (c)	2,750,000	2,870,482
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 B, 5% 7/1/24 (c)	500,000	503,562
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2017 D, 5% 5/1/24 (c)	1,000,000	1,005,688
Series 2019 H:
5% 5/1/24 (Escrowed to Maturity) (c)	550,000	553,327
5% 5/1/27 (c)	6,000,000	6,343,560
Series 2023 A:
5% 5/1/24 (c)	2,500,000	2,514,220
5% 5/1/25 (c)	1,510,000	1,548,122
5% 5/1/26 (c)	5,920,000	6,145,544
San Jose Int. Arpt. Rev. Series 2021 B, 5% 3/1/25	375,000	385,152
TOTAL CALIFORNIA		133,137,126
Colorado - 0.9%
Colorado Health Facilities Auth. Rev. Bonds Series 2022 A:
5% 11/1/24	430,000	434,926
5% 11/1/25	400,000	411,051
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (b)	700,000	703,964
Denver City & County Arpt. Rev.:
Series 2017 A, 5% 11/15/24 (c)	825,000	834,735
Series 2018 A, 5% 12/1/27 (c)	4,450,000	4,754,698
Series 2022 A:
5% 11/15/24 (c)	1,000,000	1,011,800
5% 11/15/25 (c)	2,450,000	2,519,908
Series 2022 D:
5% 11/15/25 (c)	4,000,000	4,127,324
5.25% 11/15/26 (c)	4,985,000	5,273,870
Maiker Hsg. Partners Colo Multi Bonds Series 2023, 4.5%, tender 5/1/26 (b)	3,175,000	3,177,729
TOTAL COLORADO		23,250,005
Connecticut - 1.6%
Connecticut Gen. Oblig.:
Series 2013 A, 4.86% 3/1/25 (b)	1,075,000	1,080,469
Series 2016 B, 5% 5/15/25	505,000	519,954
Series 2021 D, 5% 7/15/24	1,760,000	1,779,161
Series A:
3% 1/15/24	500,000	499,978
3% 4/15/24	500,000	499,915
4% 1/15/24	465,000	465,148
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 1999 U2, 1.1%, tender 2/11/25 (b)	3,600,000	3,498,940
Series 2010 A3, 0.25%, tender 2/9/24 (b)	11,800,000	11,758,753
Series 2010 A4, 1.1%, tender 2/11/25 (b)	9,050,000	8,795,947
Series 2014 B, 1.8%, tender 7/1/24 (b)	980,000	969,249
Series 2017 B2, 3.2%, tender 7/1/26 (b)	2,910,000	2,940,285
Series 2022 L, 5% 7/1/25	450,000	462,725
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2015 A, 5% 8/1/26	1,000,000	1,035,261
Series 2021 A, 5% 5/1/26	1,270,000	1,340,007
Series 2021 C, 5% 1/1/24	1,340,000	1,340,000
Hartford Gen. Oblig. Series 2015 C, 5% 7/15/25 (Assured Guaranty Muni. Corp. Insured)	1,910,000	1,974,307
New Haven Gen. Oblig. Series 2023:
5% 8/1/24	600,000	605,712
5% 8/1/25	500,000	514,244
5% 8/1/26 (Build America Mutual Assurance Insured)	700,000	736,943
5% 8/1/27 (Build America Mutual Assurance Insured)	650,000	698,069
TOTAL CONNECTICUT		41,515,067
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (b)	580,000	557,203
Delaware Trans. Auth. Grant Series 2020, 5% 9/1/24	850,000	861,875
TOTAL DELAWARE		1,419,078
District Of Columbia - 0.9%
District of Columbia Gen. Oblig. Series 2021 D, 4% 2/1/24	325,000	325,271
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A, 5% 10/1/26 (c)	950,000	956,692
Series 2018 A, 5% 10/1/24 (c)	5,675,000	5,734,950
Series 2019 A:
5% 10/1/24 (c)	3,000,000	3,031,691
5% 10/1/26 (c)	1,300,000	1,362,992
Series 2020 A, 5% 10/1/24 (c)	7,200,000	7,276,059
Series 2022 A, 5% 10/1/24 (c)	1,300,000	1,313,733
Series 2023 A, 5% 10/1/26 (c)	1,965,000	2,060,214
Washington Metropolitan Area Transit Auth. Series 2023 A, 5% 7/15/25	1,000,000	1,034,127
TOTAL DISTRICT OF COLUMBIA		23,095,729
Florida - 2.6%
Broward County Arpt. Sys. Rev. Series 2017, 5% 10/1/24 (c)	500,000	504,951
Broward County Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023, 4.05%, tender 3/1/26 (b)	1,875,000	1,899,194
Broward County Port Facilities Rev. Series 2022, 5% 9/1/27 (c)	1,995,000	2,110,582
Broward County School Board Ctfs. of Prtn. Series 2022 A, 5% 7/1/25	1,590,000	1,640,850
Citizens Property Ins. Corp. Series 2015 A1, 5% 6/1/25 (Pre-Refunded to 12/1/24 @ 100)	4,705,000	4,777,655
Duval County School Board Ctfs. of Prtn. Series 2022 A:
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	2,795,000	2,874,862
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	4,900,000	5,173,098
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds:
Series 2023 B, 5%, tender 2/1/26 (b)	1,550,000	1,598,730
Series 2023 C, 5%, tender 12/1/25 (b)	1,110,000	1,140,509
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2016 A, 5% 10/1/25 (Escrowed to Maturity) (c)	575,000	591,397
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A, 5% 9/1/26 (c)	2,260,000	2,390,968
Hillsborough County Aviation Auth. Rev. Series 2022 A:
5% 10/1/24 (c)	4,570,000	4,621,307
5% 10/1/25 (c)	1,860,000	1,914,317
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/24	580,000	589,302
5% 10/1/25	455,000	473,399
Lee County Arpt. Rev. Series 2021 A, 5% 10/1/24 (c)	1,530,000	1,546,050
Lee County Hsg. Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023 A, 3.55%, tender 8/1/27 (b)	2,500,000	2,498,331
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds:
Series 2023 B, 4.05%, tender 9/1/25 (b)	1,090,000	1,099,771
Series 2023:
3.55%, tender 1/1/26 (b)	4,670,000	4,672,415
5%, tender 9/1/25 (b)	3,805,000	3,885,802
5%, tender 9/1/25 (b)	2,090,000	2,141,514
5%, tender 10/1/25 (b)	6,385,000	6,579,135
Miami-Dade County Aviation Rev. Series 2012 A, 5% 10/1/24	895,000	896,188
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2011, 5%, tender 11/1/24 (b)(c)	3,750,000	3,768,870
Okeechobee County Solid Waste Rev. Bonds (Waste Mgmt., Inc.-Okeechobee Landfill Proj.) Series 2004 A, 0.55%, tender 7/1/24 (b)	1,500,000	1,474,193
Orange County Health Facilities Auth. Bonds Series 2021 C, 5%, tender 11/15/26 (b)	2,860,000	3,022,382
Orlando Utils. Commission Util. Sys. Rev. Series 2013 A, 5% 10/1/24	500,000	507,759
Pasco County Tax Alloc Series 2023 A, 5.25% 9/1/25 (Assured Guaranty Muni. Corp. Insured)	250,000	258,760
Pasco County School Board Ctfs. of Prtn. Series 2022 A, 5% 8/1/26	1,045,000	1,103,352
Polk County Hsg. Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023, 4.15%, tender 6/1/26 (b)	2,040,000	2,079,353
TOTAL FLORIDA		67,834,996
Georgia - 0.8%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/24 (c)	2,400,000	2,400,000
Series 2020 B, 5% 7/1/25 (c)	1,115,000	1,141,601
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994 4, 3.8%, tender 5/21/26 (b)	2,970,000	2,992,514
Series 2012, 2.875%, tender 8/19/25 (b)	3,575,000	3,511,370
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (b)	1,140,000	1,141,248
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2021 A:
5% 1/1/24	335,000	335,000
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	200,000	203,699
Series 2022 A:
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	335,000	337,616
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	350,000	359,071
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	365,000	384,801
Main Street Natural Gas, Inc.:
Bonds Series 2019 B, 4%, tender 12/2/24 (b)	2,030,000	2,034,506
Series 2022 A, 4% 12/1/25	1,260,000	1,261,138
Series 2023 B:
5% 9/1/25	350,000	357,716
5% 9/1/26	675,000	701,596
Series 2023 D:
5% 12/1/24	300,000	302,506
5% 12/1/25	550,000	561,030
5% 12/1/26	305,000	314,881
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2012, 3.875%, tender 3/6/26 (b)	2,715,000	2,737,695
TOTAL GEORGIA		21,077,988
Guam - 0.1%
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/24	1,235,000	1,245,776
5% 10/1/25	1,545,000	1,580,348
TOTAL GUAM		2,826,124
Hawaii - 0.2%
Honolulu City & County Multi-family housing Rev. Bonds Series 2023, 5%, tender 6/1/26 (b)	5,480,000	5,699,239
Illinois - 5.2%
Chicago Midway Arpt. Rev. Series 2023, 5% 1/1/27 (Build America Mutual Assurance Insured) (c)	1,000,000	1,050,182
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2022 A, 5% 1/1/25 (c)	1,095,000	1,110,625
Series 2022 C:
5% 1/1/25 (c)	2,250,000	2,282,105
5% 1/1/26 (c)	1,200,000	1,237,122
Chicago Park District Gen. Oblig.:
Series 2014 B, 5% 1/1/24	615,000	615,000
Series 2021 D, 4% 1/1/24	100,000	100,000
Series 2021 E, 4% 1/1/24	1,340,000	1,340,000
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2021, 5% 6/1/24	625,000	628,510
Chicago Wtr. Rev.:
Series 2017 2, 5% 11/1/24	1,000,000	1,013,503
Series 2023 B:
5% 11/1/24	1,250,000	1,266,879
5% 11/1/25	1,000,000	1,032,835
Cook County Gen. Oblig.:
Series 2021 A, 5% 11/15/24	450,000	457,550
Series 2022 A:
5% 11/15/24	5,940,000	6,039,659
5% 11/15/25	4,370,000	4,541,336
Cook County Sales Tax Rev. Series 2022 A, 5% 11/15/25	675,000	701,465
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 5%, tender 11/1/24 (b)(c)	12,500,000	12,562,900
Illinois Fin. Auth. Series 2022 A, 5% 10/1/24	160,000	160,647
Illinois Gen. Oblig.:
Series 2016, 5% 11/1/24	800,000	811,504
Series 2017 D:
5% 11/1/24	26,200,000	26,578,582
5% 11/1/26	1,460,000	1,539,542
Series 2019 B, 5% 9/1/25	595,000	612,866
Series 2022 A, 5% 3/1/25	2,070,000	2,112,841
Series 2022 B:
5% 3/1/24	4,105,000	4,114,944
5% 3/1/25	16,255,000	16,591,413
5% 3/1/26	6,060,000	6,300,560
Series 2023 C, 5% 5/1/26	4,000,000	4,175,927
Series 2023 D, 5% 7/1/25	12,565,000	12,907,805
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds Series 2023:
4%, tender 6/1/25 (b)	2,940,000	2,957,332
5%, tender 2/1/26 (b)	1,405,000	1,446,039
5%, tender 2/1/26 (b)	1,520,000	1,564,398
Illinois Sales Tax Rev.:
Series 2021 A, 4% 6/15/24	3,195,000	3,205,108
Series 2021 C, 5% 6/15/25	270,000	276,134
Metropolitan Pier & Exposition:
Series 2010 B1, 0% 6/15/26 (Assured Guaranty Muni. Corp. Insured)	1,130,000	1,043,109
Series 2022 A, 3% 6/15/24	1,870,000	1,861,902
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/24 (Escrowed to Maturity)	1,535,000	1,547,084
5% 6/1/26 (Escrowed to Maturity)	1,000,000	1,053,799
Sales Tax Securitization Corp.:
Series 2023 C, 5% 1/1/24	4,630,000	4,630,000
Series 2023 D, 5% 1/1/24	2,315,000	2,315,000
Univ. of Illinois Rev. Series 2023, 5% 10/1/27	400,000	429,601
TOTAL ILLINOIS		134,215,808
Indiana - 1.2%
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.):
Series 2015 I, 4% 1/1/24 (c)	7,740,000	7,740,000
Series 2019 D, 5% 1/1/25 (c)	5,765,000	5,846,697
Indianapolis Arpt. Auth. Proj. Series 2019 D, 5% 1/1/26 (c)	4,775,000	4,922,715
Series 2016, 5% 1/1/26 (c)	2,000,000	2,061,870
Series 2022 G2:
5% 1/1/25 (c)	85,000	86,205
5% 1/1/26 (c)	405,000	417,529
Indianapolis Local Pub. Impt. Bond Bank (Indianapolis Arpt. Auth. Proj.) Series 2023 I2:
5% 1/1/25 (c)	1,715,000	1,739,304
5% 1/1/26 (c)	1,050,000	1,082,482
5% 1/1/27 (c)	2,100,000	2,199,265
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2017, 5%, tender 11/1/24 (b)(c)	5,865,000	5,895,313
TOTAL INDIANA		31,991,380
Iowa - 0.0%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2015 A, 5% 12/1/24 (c)	500,000	505,697
Series 2023 B, 5% 12/1/26 (c)	600,000	624,140
TOTAL IOWA		1,129,837
Kansas - 0.0%
Olathe Gen. Oblig. Series 2017 230, 2.5% 10/1/27	1,130,000	1,095,084
Kentucky - 0.9%
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A, 5% 11/1/24	1,000,000	1,015,557
Kentucky, Inc. Pub. Energy Bonds:
Series 2018 A, 4%, tender 3/15/24 (b)	3,845,000	3,854,679
Series C1, 4%, tender 6/1/25 (b)	5,070,000	5,079,042
Trimble County Envirl Facilities Re Bonds Series 2023, 4.7%, tender 6/1/27 (b)(c)	12,995,000	13,194,963
TOTAL KENTUCKY		23,144,241
Louisiana - 0.1%
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 4.05%, tender 7/1/26 (b)	2,855,000	2,823,011
Maine - 0.2%
Maine Hsg. Auth. Mtg. Bonds Series 2023 B, 3.125%, tender 5/1/24 (b)	5,390,000	5,390,000
Maryland - 0.5%
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2023 D, 3.5% 1/1/26	7,570,000	7,591,309
Maryland Dept. of Trans. Series 2022 A, 5% 12/1/24	550,000	560,883
Maryland Health & Higher Edl. Bonds Series 2020, 5%, tender 7/1/25 (b)	2,755,000	2,802,152
Maryland Stadium Auth. Built to Learn Rev. Series 2022 A:
5% 6/1/24	730,000	735,717
5% 6/1/25	905,000	931,372
Maryland Trans. Auth. Passenger Facility Charge Rev. Series 2019, 5% 6/1/24 (c)	1,000,000	1,004,717
TOTAL MARYLAND		13,626,150
Massachusetts - 1.6%
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2016 I, 5% 7/1/25	1,150,000	1,180,822
Series 2021 I, 5% 10/1/24	900,000	910,834
Massachusetts Edl. Fing. Auth. Rev.:
Series 2014 I, 5% 1/1/25 (c)	3,400,000	3,449,514
Series 2015 A, 5% 1/1/24 (c)	18,160,000	18,160,000
Series 2017 A, 5% 7/1/25 (c)	1,430,000	1,462,646
Series 2018 B, 5% 7/1/25 (c)	5,380,000	5,502,822
Series 2019 B, 5% 7/1/25 (c)	1,000,000	1,022,829
Series 2020 C, 5% 7/1/24 (c)	600,000	604,245
Series 2022 B:
5% 7/1/24 (c)	525,000	528,714
5% 7/1/25 (c)	2,800,000	2,863,922
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2015 C, 5% 8/15/27	4,605,000	4,779,557
TOTAL MASSACHUSETTS		40,465,905
Michigan - 0.8%
Michigan Fin. Auth. Rev.:
(Detroit Reg'l. Convention Facility Auth. Local Proj.) Series 2014 H1, 5% 10/1/24	850,000	851,128
Series 2015 D1, 0.55% 10/15/24	1,700,000	1,662,789
Series 2022:
5% 4/15/25	2,840,000	2,909,040
5% 4/15/26	4,735,000	4,945,288
Michigan Gen. Oblig. Series 2016, 5% 3/15/24	500,000	502,062
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series 2022 A, 2.5% 6/1/25	1,215,000	1,188,596
Oakland Univ. Rev.:
Series 2022 A:
5% 3/1/24	175,000	175,510
5% 3/1/25	200,000	204,605
Series 2022 B:
5% 3/1/24	350,000	351,021
5% 3/1/25	1,185,000	1,212,283
Southfield Pub. Schools Series 2023:
5% 5/1/25	2,000,000	2,056,822
5% 5/1/26	2,325,000	2,448,305
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/26 (c)	890,000	907,957
Series 2017 E, 4% 12/1/25 (c)(d)	1,725,000	1,738,576
TOTAL MICHIGAN		21,153,982
Minnesota - 0.4%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2022 B:
5% 1/1/24 (c)	565,000	565,000
5% 1/1/25 (c)	1,370,000	1,390,623
5% 1/1/26 (c)	905,000	932,996
Minnesota Hsg. Fin. Agcy.:
Series 2022 A, 5% 8/1/24	910,000	920,232
Series 2022 B:
5% 8/1/24	1,155,000	1,167,987
5% 8/1/25	1,710,000	1,765,390
5% 8/1/26	1,700,000	1,795,796
Series H, 0.7% 7/1/24 (c)	200,000	196,178
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2023:
5% 1/1/25	325,000	330,818
5% 1/1/26	375,000	389,393
5% 1/1/27	575,000	609,931
TOTAL MINNESOTA		10,064,344
Missouri - 0.1%
Kansas City Planned Indl. Expansion Bonds Series 2023, 5%, tender 7/1/27 (b)	2,405,000	2,520,753
Nebraska - 0.2%
Central Plains Energy Proj. Rev. Bonds Series 2019, 2.5%, tender 8/1/25 (b)	3,510,000	3,428,280
Nebraska Pub. Pwr. District Rev. Series 2017 B, 5% 1/1/25	650,000	663,304
TOTAL NEBRASKA		4,091,584
Nevada - 0.9%
Clark County Arpt. Rev. Series 2021 B, 5% 7/1/24 (c)	3,720,000	3,747,230
Clark County Poll. Cont. Rev. Bonds (Nevada Pwr. Co. Proj.) Series 2017, 3.75%, tender 3/31/26 (b)	1,435,000	1,451,171
Clark County School District:
Series 2015 C, 5% 6/15/27	1,800,000	1,877,754
Series 2016 F, 4% 6/15/24	500,000	500,298
Series 2020 A, 3% 6/15/25 (Assured Guaranty Muni. Corp. Insured)	500,000	500,292
Series 2021 C, 5% 6/15/25	4,875,000	5,016,606
Nevada Dept. of Bus. & Industry Bonds:
(Republic Svcs., Inc. Proj.) Series 2001, 4.5%, tender 6/3/24 (b)(c)(d)	4,000,000	4,003,060
Series 2023 A, 3.7%, tender 1/31/24 (b)(c)(d)	4,900,000	4,894,812
TOTAL NEVADA		21,991,223
New Hampshire - 0.4%
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.) Series 2019 A2, 2.15%, tender 7/1/24 (b)(c)	4,000,000	3,962,190
New Hampshire Health & Ed. Facilities Auth. Series 2023 B, 5.5% 11/1/26 (c)	300,000	317,607
New Hampshire St Hsg. Fin.:
Series 2023 3:
3.8% 7/1/26	1,070,000	1,080,214
3.85% 1/1/27	1,700,000	1,723,501
Series 2023 4:
3.625% 4/1/26	575,000	576,843
3.7% 1/1/27	1,845,000	1,853,374
TOTAL NEW HAMPSHIRE		9,513,729
New Jersey - 3.5%
Harrison Township Series 2023, 5% 11/27/24	4,268,400	4,329,736
Millburn Township Board of Ed. Series 2023, 0.05% 8/15/25	1,150,000	1,089,447
New Jersey Econ. Dev. Auth.:
Series 2022 A:
5% 11/1/24	825,000	838,645
5% 11/1/25	1,000,000	1,039,711
Series 2023 RRR:
5% 3/1/25	7,050,000	7,217,825
5% 3/1/26	5,425,000	5,676,466
Series 2024 SSS, 5% 6/15/26 (e)	3,615,000	3,773,311
New Jersey Econ. Dev. Auth. Rev.:
Series 2015 XX:
4% 6/15/24	1,345,000	1,351,011
5% 6/15/24	3,490,000	3,521,069
Series 2019:
5.25% 9/1/24 (d)	12,690,000	12,878,537
5.25% 9/1/26 (d)	2,900,000	3,085,582
New Jersey Edl. Facility:
Series 2016 A, 5% 7/1/24	4,740,000	4,781,904
Series 2016 C, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,009,578
New Jersey Gen. Oblig.:
Series 2020 A:
5% 6/1/24	1,080,000	1,089,302
5% 6/1/25	4,700,000	4,849,498
Series 2021, 2% 6/1/25	1,585,000	1,553,823
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2016 1A, 5% 12/1/24 (c)	4,400,000	4,452,900
Series 2017 1A:
5% 12/1/24 (c)	1,500,000	1,518,034
5% 12/1/25 (c)	2,860,000	2,940,211
Series 2018 B, 5% 12/1/26 (c)	1,000,000	1,040,795
Series 2019 A, 5% 12/1/24	555,000	564,573
Series 2020, 5% 12/1/24 (c)	1,100,000	1,113,225
Series 2021 A, 5% 12/1/24 (c)	330,000	333,968
Series 2022 A:
5% 12/1/24 (c)	430,000	435,170
5% 12/1/25 (c)	550,000	565,425
Series 2022 B:
5% 12/1/24 (c)	1,770,000	1,790,169
5% 12/1/25 (c)	2,625,000	2,698,620
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/24	5,050,000	5,080,382
5% 6/1/25	1,565,000	1,598,071
New Jersey Trans. Trust Fund Auth.:
Series 2006 C, 0% 12/15/24	160,000	154,675
Series 2008 A, 0% 12/15/25	2,445,000	2,287,624
Series 2010 A, 0% 12/15/25	1,050,000	982,415
Series 2016 A1, 5% 6/15/24	975,000	983,099
Series 2018 A, 5% 6/15/24	1,205,000	1,214,631
Series 2022 AA:
5% 6/15/24	1,090,000	1,099,704
5% 6/15/25	420,000	432,763
TOTAL NEW JERSEY		89,371,899
New York - 2.7%
East Hampton Union Free School District Series 2017, 2.1% 6/1/27	2,020,000	1,949,074
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (b)	2,675,000	2,641,249
Series 2021, 1% 9/1/25	2,195,000	2,087,538
Monroe County Indl. Dev. Agcy. Bonds (Andrews Terrace Cmnty. Partners, L.P. Proj.) Series 2023 B1, 5%, tender 7/1/27 (b)	1,490,000	1,567,486
New York City Gen. Oblig. Bonds Series 2015 F4, 5%, tender 12/1/25 (f)	910,000	935,083
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds Series 2021 K2, 0.9%, tender 1/1/26 (b)	1,250,000	1,164,647
New York City Indl. Dev. Agcy. Rev.:
(Queens Baseball Stadium Proj.) Series 2021 A, 5% 1/1/24 (Assured Guaranty Corp. Insured)	675,000	675,000
Series 2021 A, 5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	600,000	622,085
New York City Transitional Fin. Auth. Rev. Series 2015 C, 5% 11/1/27	3,000,000	3,082,856
New York Metropolitan Trans. Auth. Rev.:
Bonds:
Series 2019 A1, 5%, tender 11/15/24 (b)	23,185,000	23,345,853
Series 2020 A2, 5%, tender 5/15/24 (b)	1,600,000	1,607,568
Series 2015 C1, 5% 11/15/26	2,495,000	2,570,625
Series 2017 C1, 5% 11/15/25	1,045,000	1,085,302
New York State Hsg. Fin. Agcy. Rev. Bonds Series 2023 E2, 3.8%, tender 5/1/27 (b)	1,845,000	1,852,280
New York Trans. Dev. Corp.:
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A, 5% 12/1/25 (c)	2,955,000	3,032,363
Series 2020 C, 5% 12/1/24	1,000,000	1,014,991
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022, 5% 12/1/26 (c)	5,000,000	5,213,832
Port Auth. of New York & New Jersey Series 2020 221, 5% 7/15/25 (c)	1,995,000	2,049,440
St. Lawrence County Indl. Dev. (St. Lawrence Univ. Proj.) Series 2022:
5% 7/1/25	415,000	427,042
5% 7/1/26	400,000	420,415
Syracuse Reg'l. Arpt. Auth. Series 2021, 5% 7/1/24 (c)	770,000	774,544
Tobacco Settlement Asset Securitization Corp. Series 2017 A, 5% 6/1/25	3,115,000	3,166,944
Triborough Bridge & Tunnel Auth. Bonds Series 2021 A2, 2%, tender 5/15/26 (b)	1,000,000	961,854
Westchester County Indl. Dev. Bonds (Armory Plaza Hsg., L.P. Proj.) Series 2023, 3.625%, tender 6/1/24 (b)	6,800,000	6,798,702
TOTAL NEW YORK		69,046,773
New York And New Jersey - 1.4%
Port Auth. of New York & New Jersey:
Series 188, 5% 5/1/24 (c)	1,990,000	2,000,729
Series 2013, 5% 7/15/25 (c)	1,015,000	1,016,295
Series 2014 186, 5% 10/15/26 (c)	5,220,000	5,262,844
Series 2016 195, 5% 10/1/25 (c)	1,930,000	1,991,005
Series 2018, 5% 9/15/25 (c)	7,050,000	7,266,361
Series 2023 242:
5% 12/1/24 (c)	1,270,000	1,289,382
5% 12/1/25 (c)	4,215,000	4,345,833
5% 12/1/26 (c)	8,650,000	9,090,987
Series 223:
5% 7/15/24 (c)	3,250,000	3,278,489
5% 7/15/25 (c)	515,000	529,053
TOTAL NEW YORK AND NEW JERSEY		36,070,978
North Carolina - 0.7%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds:
Series 2018 C, 3.45%, tender 10/31/25 (b)	5,390,000	5,420,715
Series 2021 B, 5%, tender 12/2/24 (b)	2,525,000	2,562,763
Series 2023 D, 3.625%, tender 6/15/27 (b)	4,485,000	4,531,811
North Carolina Med. Care Commission Hosp. Rev. Bonds Series 2021 B, 5%, tender 2/1/26 (b)	3,975,000	4,128,332
TOTAL NORTH CAROLINA		16,643,621
Ohio - 0.9%
American Muni. Pwr., Inc. Rev. Series 2023 A:
5% 2/15/25	875,000	894,805
5% 2/15/26	4,925,000	5,132,558
5% 2/15/27	7,735,000	8,246,857
Columbus-Franklin County Fin. Auth. Bonds (Dering Family Homes Proj.) Series 2023, 5%, tender 2/1/27 (b)	2,098,000	2,184,487
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	2,025,000	2,050,858
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/24	200,000	201,847
Northeast Ohio Med. Univ. Series 2022:
5% 12/1/24 (Build America Mutual Assurance Insured)	250,000	254,199
5% 12/1/25 (Build America Mutual Assurance Insured)	265,000	273,574
Ohio Higher Edl. Facility Commission Rev.:
(Xavier Univ. 2020 Proj.) Series 2020, 5% 5/1/26	1,100,000	1,154,775
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (b)	1,155,000	1,101,326
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/25	1,840,000	1,884,918
TOTAL OHIO		23,380,204
Oklahoma - 0.4%
Oklahoma County Independent School District #89 Oklahoma City Series 2023 A, 3% 7/1/26	11,235,000	11,298,124
Oregon - 0.7%
Gilliam County Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.):
Series 2000 A, 3.95%, tender 5/1/24 (b)(c)	5,250,000	5,236,578
Series 2003 A, 3.95%, tender 5/1/24 (b)(c)	5,000,000	4,991,942
Port of Portland Arpt. Rev.:
Series 2020 26B, 5% 7/1/26	1,600,000	1,657,844
Series 2022:
5% 7/1/24 (c)	2,000,000	2,014,248
5% 7/1/25 (c)	2,810,000	2,877,038
Series 24B, 5% 7/1/25 (c)	1,000,000	1,023,857
TOTAL OREGON		17,801,507
Pennsylvania - 6.2%
Allegheny County Arpt. Auth. Rev.:
Series 2021 A, 5% 1/1/27 (c)	1,030,000	1,078,388
Series 2023 A, 5% 1/1/27 (Assured Guaranty Muni. Corp. Insured) (c)	850,000	893,399
Geisinger Auth. Health Sys. Rev. Bonds Series 2020 B, 5%, tender 2/15/27 (b)	6,255,000	6,529,859
Pennsylvania Econ. Dev. Fing. Auth.:
Series 2021 A, 4% 10/15/24	850,000	855,944
Series 2022 A:
5% 2/15/25	160,000	163,444
5% 2/15/26	200,000	208,387
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Series 2016, 5% 3/15/24	1,250,000	1,254,421
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2019 A, 4.6%, tender 1/16/24 (b)(c)	8,350,000	8,349,633
Series 2019 B1, 4.6%, tender 1/16/24 (b)(c)	9,600,000	9,599,578
(Republic Svcs., Inc. Proj.) Series 2014, 4.6%, tender 1/3/24 (b)(c)	45,000,000	45,000,000
(Waste Mgmt., Inc. Proj.) Series 2013, 4.875%, tender 2/1/24 (b)(c)	21,300,000	21,306,688
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.58%, tender 8/1/24 (b)(c)	2,200,000	2,154,996
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 4.27%, tender 1/4/24 (b)(c)(g)	2,845,000	2,832,337
Series 2021 A2, 4.6%, tender 10/1/26 (b)(c)	25,000,000	25,264,555
Series 2011, 2.15%, tender 7/1/24 (b)(c)	850,000	841,558
Pennsylvania Gen. Oblig. Series 2023:
5% 9/1/26	12,580,000	13,382,356
5% 9/1/27	12,580,000	13,703,051
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 135 B:
5% 4/1/24 (c)	230,000	230,631
5% 4/1/25 (c)	380,000	385,940
Series 2022 138:
5% 4/1/24	1,060,000	1,064,737
5% 10/1/24	1,970,000	1,994,443
5% 10/1/25	1,100,000	1,135,149
Philadelphia Arpt. Rev. Series 2021:
5% 7/1/24 (c)	945,000	951,270
5% 7/1/26 (c)	1,000,000	1,038,069
TOTAL PENNSYLVANIA		160,218,833
Rhode Island - 0.0%
Rhode Island Student Ln. Auth. Student Ln. Rev. Series 2018 A, 5% 12/1/25 (c)	875,000	899,540
South Carolina - 1.9%
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	39,575,000	39,595,152
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (c)	2,600,000	2,663,939
Series 2015:
5.25% 7/1/50 (Pre-Refunded to 7/1/25 @ 100) (c)	4,525,000	4,652,643
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	2,170,000	2,231,212
TOTAL SOUTH CAROLINA		49,142,946
South Dakota - 0.3%
South Dakota Health & Edl. Facilities Auth. Rev. Bonds Series 2019 A, 5%, tender 7/1/24 (b)	1,000,000	1,003,384
South Dakota Hsg. Dev. Auth. Bonds Series 2023 J, 3.875%, tender 12/12/24 (b)	7,200,000	7,232,018
TOTAL SOUTH DAKOTA		8,235,402
Tennessee - 1.0%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2021 C, 1.875% 7/1/25 (c)	1,245,000	1,197,492
Metropolitan Gov Nashvle&David Ind. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (b)(c)	900,000	882,088
Metropolitan Nashville Arpt. Auth. Rev. Series 2022 B:
5% 7/1/26 (c)	675,000	702,338
5% 7/1/27 (c)	1,025,000	1,084,541
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	21,250,000	21,434,767
TOTAL TENNESSEE		25,301,226
Texas - 4.7%
Austin Arpt. Sys. Rev.:
Series 2019, 5% 11/15/24 (c)	1,375,000	1,389,463
Series 2022, 5% 11/15/25 (c)	1,910,000	1,959,272
Bexar County Gen. Oblig. Series 2014, 5% 6/15/25	1,835,000	1,854,057
Clear Creek Independent School District Bonds Series 2013 B, 3.6%, tender 8/15/25 (b)	1,460,000	1,473,325
Crandall Independent School District Series 2021 A, 0% 8/15/24	765,000	749,977
Cuero Independent School District Series 2017, 5% 8/15/26	1,955,000	2,071,181
Dallas Gen. Oblig.:
Series 2023 A, 5% 2/15/25	3,720,000	3,808,330
Series 2023, 5% 2/15/25	5,520,000	5,651,071
Dallas Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023:
5%, tender 12/1/25 (b)	2,350,000	2,418,103
5%, tender 3/1/26 (b)	2,930,000	3,007,968
5%, tender 7/1/27 (b)	3,120,000	3,271,074
Hays Consolidated Independent School District Series 2022:
5% 2/15/25	500,000	511,372
5% 2/15/26	700,000	734,356
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2014, 5% 9/1/26	1,500,000	1,512,761
Houston Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 5%, tender 8/1/26 (b)	1,700,000	1,751,575
Houston Independent School District Bonds:
Series 2014 A2, 3.5%, tender 6/1/25 (b)	8,940,000	8,994,240
Series 2023 C, 4%, tender 6/1/25 (b)	8,040,000	8,143,867
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2015, 5% 5/15/24	1,080,000	1,087,742
Series 2018, 5% 5/15/24	2,095,000	2,110,018
Series 2020, 5% 5/15/25	570,000	586,492
Series 2020, 5% 5/15/24	760,000	765,448
Series 2022, 5% 5/15/24 (Assured Guaranty Muni. Corp. Insured)	1,630,000	1,641,685
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2020 A, 4.9%, tender 2/1/24 (b)(c)	22,500,000	22,503,227
(Waste Mgmt., Inc. Proj.) Series 2018, 0.000% x SIFMA Municipal Swap Index 4.245%, tender 1/4/24 (b)(c)(g)	6,835,000	6,799,291
North East Texas Independent School District Series 2015, 3% 8/1/27	1,720,000	1,721,265
North Texas Tollway Auth. Rev.:
Series 2014:
5% 1/1/24	630,000	630,000
5% 1/1/24 (Escrowed to Maturity)	310,000	310,000
Series 2017 A, 5% 1/1/24	210,000	210,000
Series 2021 B, 5% 1/1/26	1,150,000	1,202,326
Northside Independent School District Bonds Series 2023 B, 3%, tender 8/1/26 (b)	9,490,000	9,440,756
Port Arthur Independent School District Series 2015 A, 5% 2/15/25	615,000	630,013
Prosper Independent School District Bonds Series 2019 B, 4%, tender 8/15/26 (b)	1,655,000	1,689,452
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2018, SIFMA Municipal Swap Index + 0.870% 4.74%, tender 12/1/25 (b)(g)	8,480,000	8,465,115
Series 2022, 5% 2/1/26	905,000	947,921
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	4,240,000	4,404,531
Texas Affordable Hsg. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 3.625%, tender 1/1/27 (b)	2,150,000	2,161,326
Texas Muni. Gas Acquisition & Su:
Series 2023 A:
5.25% 1/1/25	875,000	885,754
5.25% 1/1/26	1,000,000	1,026,961
5.25% 1/1/27	1,000,000	1,041,873
Series 2023 B:
5.25% 1/1/25	605,000	612,436
5.25% 1/1/26	1,200,000	1,232,353
Travis County Hsg. Fin. Corp. Bonds Series 2023, 3.75%, tender 8/1/25 (b)	490,000	491,827
TOTAL TEXAS		121,899,804
Utah - 0.3%
Salt Lake City Arpt. Rev.:
Series 2021 A:
5% 7/1/24 (c)	1,000,000	1,006,586
5% 7/1/25 (c)	1,325,000	1,354,472
Series 2023 A:
5% 7/1/25 (c)	710,000	725,792
5% 7/1/26 (c)	1,000,000	1,040,744
5% 7/1/27 (c)	940,000	996,838
Utah County Hosp. Rev. Bonds:
Series 2018 B2, 5%, tender 8/1/24 (b)	970,000	971,321
Series 2020 B2, 5%, tender 8/1/26 (b)	2,465,000	2,580,070
TOTAL UTAH		8,675,823
Vermont - 0.1%
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2016 A, 5% 6/15/26 (c)	1,700,000	1,763,287
Virginia - 0.6%
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 3.95%, tender 5/1/24 (b)(c)	1,725,000	1,724,007
Southampton County Indl. Bonds (PRTA-Virginia One, LLC Proj.) Series 2023, 4.875%, tender 12/12/24 (b)(c)	12,500,000	12,530,939
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (b)	1,795,000	1,767,002
TOTAL VIRGINIA		16,021,948
Washington - 1.2%
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	5,395,000	4,993,798
Port of Seattle Rev.:
Series 2015 C, 5% 4/1/24 (c)	1,200,000	1,204,239
Series 2016 B, 5% 10/1/27 (c)	1,000,000	1,037,444
Series 2018 A, 5% 5/1/27 (c)	4,110,000	4,341,343
Series 2018 B, 5% 5/1/24 (c)	875,000	879,200
Series 2019:
5% 4/1/24 (c)	760,000	762,684
5% 4/1/25 (c)	525,000	535,585
Series 2021 C, 5% 8/1/24 (c)	4,675,000	4,716,025
Series 2021, 5% 9/1/24 (c)	2,220,000	2,241,385
Series 2022 B:
5% 8/1/24 (c)	2,670,000	2,693,431
5% 8/1/25 (c)	2,515,000	2,581,561
5% 8/1/26 (c)	1,570,000	1,637,345
Seattle Hsg. Auth. Rev. (Juniper Apts. Proj.) Series 2023, 5% 6/1/27	1,205,000	1,258,487
Washington Hsg. Fin. Commission Multi-family Hsg. Rev. Bonds (Ardea At Totem Lake Apts. Proj.) Series 2023, 5%, tender 2/1/27 (b)	2,215,000	2,299,868
TOTAL WASHINGTON		31,182,395
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Allegheny Metallurgical Proj.) Series 2023, 4.75%, tender 8/1/24 (b)(c)	10,735,000	10,770,569
Wisconsin - 0.7%
Milwaukee County Arpt. Rev.:
Series 2023 A:
5% 12/1/24 (c)	235,000	238,121
5% 12/1/26 (c)	800,000	839,193
Series 2023 B, 5% 12/1/24 (c)	1,640,000	1,661,780
Milwaukee Gen. Oblig. Series 2016, 2% 3/1/27	3,090,000	2,941,368
Pub. Fin. Auth. Health Care Sys. Rev. Series 2023 A, 5% 10/1/24	4,445,000	4,510,678
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2022:
5% 10/1/24	4,465,000	4,523,700
5% 10/1/25	920,000	950,983
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds:
Series 2021 C, 0.61%, tender 5/1/24 (b)	260,000	256,399
Series 2023 E, 3.875%, tender 5/1/27 (b)	1,895,000	1,904,092
TOTAL WISCONSIN		17,826,314
TOTAL MUNICIPAL BONDS (Cost $1,486,811,891)		1,487,948,733

Municipal Notes - 41.0%
	Principal Amount (a)	Value ($)
Alabama - 2.6%
Black Belt Energy Gas District Participating VRDN:
Series XF 30 73, 4.22% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	19,700,000	19,700,000
Series ZL 03 96, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	4,400,000	4,400,000
Series ZL 03 97, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	4,490,000	4,490,000
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 4.39% 1/5/24, VRDN (b)(c)	3,860,000	3,860,000
Health Care Auth. for Baptist Health Series 2013 B, 5.21% 1/5/24, VRDN (b)	4,451,000	4,451,000
Southeast Energy Auth. Rev. Participating VRDN:
Series XG 04 10, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	21,400,000	21,400,000
Series XM 10 62, 4.22% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	9,700,000	9,700,000
TOTAL ALABAMA		68,001,000
Arizona - 1.1%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 31 74, 4.24% 1/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	1,900,000	1,900,000
Maricopa County Poll. Cont. Rev. Series 2009 D, 4.15% 1/5/24, VRDN (b)	24,200,000	24,200,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater 91 57, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	3,000,000	3,000,000
TOTAL ARIZONA		29,100,000
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1998, 4.39% 1/5/24, VRDN (b)(c)	2,600,000	2,600,000
California - 8.9%
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Participating VRDN Series XF 30 07, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	16,315,000	16,315,000
California Health Facilities Fing. Auth. Rev. Participating VRDN Series MS 3389, 4.27% 1/5/24 (Liquidity Facility Toronto-Dominion Bank) (b)(h)(i)	5,100,000	5,100,000
California Hsg. Fin. Agcy. Ltd. Obl Participating VRDN Series XF 31 27, 4.24% 1/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	2,765,000	2,765,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 91 21, 4.8% 1/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(h)(i)	9,900,000	9,900,000
Series MIZ 91 22, 4.8% 1/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(h)(i)	20,730,000	20,730,000
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series 2022 MIZ 90 89, 4.8% 1/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(h)(i)	57,270,000	57,270,000
Series 2022 MIZ 90 90, 4.8% 1/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(h)(i)	38,650,000	38,650,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 90 97, 4.27% 1/5/24, LOC Mizuho Cap. Markets LLC (b)(h)(i)	2,905,000	2,905,000
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Participating VRDN Series XM 10 54, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	8,175,000	8,175,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series 2022 XF 30 51, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	2,300,000	2,300,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 90 95, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	27,100,000	27,100,000
Series MIZ 91 15, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	40,000,000	40,000,000
TOTAL CALIFORNIA		231,210,000
Colorado - 1.2%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 4.22% 1/5/24, LOC Deutsche Bank AG, VRDN (b)	1,460,000	1,460,000
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN:
Series XM 10 59, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	2,520,000	2,520,000
Series XM 10 61, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	4,180,000	4,180,000
Denver City & County Arpt. Rev. Participating VRDN:
Series Floaters XM 07 15, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	19,885,000	19,885,000
Series XM 10 20, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	4,165,000	4,165,000
TOTAL COLORADO		32,210,000
Florida - 2.2%
Florida Ins. Assistance Interlo Series 2023 A2, 4.36% 1/5/24 (Liquidity Facility Florida Gen. Oblig.), VRDN (b)	23,200,000	23,200,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series XM 10 93, 4.75% 1/2/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	11,620,000	11,620,000
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 4.38% 1/5/24, VRDN (b)	19,270,000	19,270,000
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	1,600,000	1,600,000
TOTAL FLORIDA		55,690,000
Georgia - 0.1%
Buford Hsg. Auth. Multifamily Participating VRDN Series XF 31 18, 4.24% 1/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	2,920,000	2,920,000
Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Participating VRDN:
Series XG 03 86, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	9,600,000	9,600,000
Series XM 10 55, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	3,200,000	3,200,000
TOTAL HAWAII		12,800,000
Illinois - 0.3%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN Series XM 10 43, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	8,000,000	8,000,000
Iowa - 0.8%
Louisa County Poll. Cont. Rev. Series 1994, 4.2% 1/3/24, VRDN (b)	21,900,000	21,900,000
Kentucky - 2.1%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 5.1% 1/2/24, VRDN (b)(c)	20,640,000	20,640,000
Series 2020 B1, 5.1% 1/2/24, VRDN (b)(c)	34,920,000	34,920,000
TOTAL KENTUCKY		55,560,000
Louisiana - 1.5%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 4.29% 1/5/24, VRDN (b)(e)	38,630,000	38,630,000
Maryland - 0.4%
Baltimore County Gen. Oblig. Participating VRDN Series 2022 032, 4.22% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	3,220,000	3,220,000
Integrace Obligated Group Participating VRDN Series 2022 024, 4.22% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	6,900,000	6,900,000
TOTAL MARYLAND		10,120,000
Missouri - 0.6%
Kansas City Indl. Dev. Auth. Participating VRDN:
Series XL 03 3, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	9,600,000	9,600,000
Series XM 11 08, 4.7% 1/2/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	3,600,000	3,600,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 53, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	3,100,000	3,100,000
TOTAL MISSOURI		16,300,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1996, 4.39% 1/5/24, VRDN (b)(c)	5,600,000	5,600,000
Series 1998, 4.39% 1/5/24, VRDN (b)(c)	125,000	125,000
TOTAL NEBRASKA		5,725,000
New Jersey - 1.8%
Clifton Gen. Oblig. BAN Series 2023, 5% 11/26/24	100,000	101,407
Elmwood Park BAN Series 2023, 5% 10/9/24	5,000,000	5,052,893
Hazlet Township NJ BAN Series 2023, 5% 11/8/24	7,442,000	7,537,787
Manasquan N J BAN Series 2023, 5% 10/3/24	4,402,450	4,451,591
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series XL 04 50, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	2,300,000	2,300,000
Series XM 09 29, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	5,200,000	5,200,000
Series XM 10 47, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	10,025,000	10,025,000
Ridgewood Gen. Oblig. BAN Series 2023 B, 5% 10/11/24	11,300,000	11,421,221
TOTAL NEW JERSEY		46,089,899
New Mexico - 0.2%
New Mexico St Hosp. Equip. Ln. Co. Participating VRDN Series 2022 034, 4.22% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	4,200,000	4,200,000
New York - 2.7%
Albany City School District BAN Series 2023 B, 4.75% 6/27/24	6,200,000	6,238,980
Liberty Dev. Corp. Rev. Participating VRDN Series MS 1207, 4.22% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	2,170,000	2,170,000
New York Metropolitan Trans. Auth. Rev. Participating VRDN:
Series XF 13 21, 4.19% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	3,975,000	3,975,000
Series XF 13 55, 4.19% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	7,000,000	7,000,000
Series XF 16 49, 4.19% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	7,050,000	7,050,000
RIB Floater Trust Various States Participating VRDN Series Floater 2022 007, 4.32% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(c)(h)(i)	43,900,000	43,900,000
TOTAL NEW YORK		70,333,980
Ohio - 1.5%
Allen County Hosp. Facilities Rev. Series 2012 B, 4.1% 1/5/24 (Liquidity Facility Ohio Gen. Oblig.), VRDN (b)	5,800,000	5,800,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 003, 4.17% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	14,785,000	14,785,000
Ohio Hosp. Rev.:
Series 2013 B, 4.32% 1/5/24, VRDN (b)	10,000,000	10,000,000
Series 2015 B, 4.32% 1/4/27, VRDN (b)	7,875,000	7,875,000
TOTAL OHIO		38,460,000
Oklahoma - 0.7%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 4.43% 1/4/27, VRDN (b)	14,600,000	14,600,000
Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	2,600,000	2,600,000
TOTAL OKLAHOMA		17,200,000
Pennsylvania - 0.8%
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 4.42% 1/4/27, VRDN (b)	12,400,000	12,400,000
Philadelphia Auth. for Indl. Dev.:
Participating VRDN Series MIZ 90 51, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	932,702	932,702
Series 2017 B, 4.43% 1/4/27, VRDN (b)	6,555,000	6,555,000
TOTAL PENNSYLVANIA		19,887,702
South Carolina - 1.1%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1995, 4.39% 1/5/24, VRDN (b)(c)	1,200,000	1,200,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN:
Series 2021 XF 12 43, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	6,125,000	6,125,000
Series Floaters XM 03 84, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	20,000,000	20,000,000
TOTAL SOUTH CAROLINA		27,325,000
Tennessee - 0.2%
Chattanooga Health Ed. & Hsg. Facility Board Rev. (Catholic Health Initiatives Proj.) Series C, 4.25% 1/5/24, VRDN (b)	4,700,000	4,700,000
Texas - 6.7%
Brazos County Tex Hsg. Fin. Corp. M Participating VRDN Series XF 31 29, 4.24% 1/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	2,500,000	2,500,000
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.97% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	3,660,000	3,660,000
Mizuho Floater / Residual Trust V Participating VRDN:
Series Floater MIZ 91 50, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	14,800,000	14,800,000
Series MIZ 91 24, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	20,850,000	20,850,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 4.6% 1/2/24, VRDN (b)	17,450,000	17,450,000
Series 2004, 4.93% 1/5/24, VRDN (b)(c)	75,685,000	75,684,992
Series 2010 B, 4.6% 1/2/24, VRDN (b)	600,000	600,000
Series 2010 C, 4.6% 1/2/24, VRDN (b)	2,200,000	2,200,000
Series 2010 D:
4.85% 1/5/24, VRDN (b)	33,480,000	33,480,000
4.88% 1/5/24, VRDN (b)	2,475,000	2,475,000
TOTAL TEXAS		173,699,992
Utah - 0.8%
Salt Lake City Arpt. Rev. Participating VRDN:
Series XM 11 07, 4.7% 1/2/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	9,895,000	9,895,000
Series XM 11 47, 3.9% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	10,500,000	10,500,000
TOTAL UTAH		20,395,000
Virginia - 0.2%
Nat'l. Sr. Campuses Participating VRDN Series 2022 028, 4.2% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	4,815,000	4,815,000
Washington - 0.4%
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 4.22% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(c)(h)(i)	9,180,000	9,180,000
West Virginia - 0.3%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 4.38% 1/4/27, VRDN (b)	8,240,000	8,240,000
Wyoming - 1.0%
Lincoln County Envir. (PacifiCorp Proj.) Series 1995, 5.6% 1/5/24, VRDN (b)(c)	13,900,000	13,900,000
Lincoln County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 5.55% 1/3/24, VRDN (b)	1,200,000	1,200,000
Sweetwater County Env Imp Rev. (Pacificorp Proj.) Series 1995, 4.55% 1/2/24, VRDN (b)(c)	4,500,000	4,500,000
Sweetwater County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 5.55% 1/3/24, VRDN (b)	6,200,000	6,200,000
TOTAL WYOMING		25,800,000
TOTAL MUNICIPAL NOTES (Cost $1,060,937,307)		1,061,092,573

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.24% (k)(l) (Cost $46,002,000)	45,992,801	46,002,000

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $2,593,751,198)	2,595,043,306
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(9,443,530)
NET ASSETS - 100.0%	2,585,599,776

Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $53,418,067 or 2.1% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Provides evidence of ownership in one or more underlying municipal bonds.
(i)	Coupon rates are determined by re-marketing agents based on current market conditions.
(j)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $111,542,702 or 4.3% of net assets.

(k)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.97% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	8/05/22	3,660,000

Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/22	1,600,000

Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 50, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	8/01/23	14,800,000

Mizuho Floater / Residual Trust V Participating VRDN Series MIZ 91 24, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/23	20,850,000

Philadelphia Auth. for Indl. Dev. Participating VRDN Series MIZ 90 51, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	11/12/20	932,702

San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 95, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	4/01/22	27,100,000

San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 15, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	12/19/22 - 1/30/23	40,000,000

Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	8/11/22	2,600,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	60,404,000	564,682,000	579,084,000	1,523,013	-	-	46,002,000	1.9%
Total	60,404,000	564,682,000	579,084,000	1,523,013	-	-	46,002,000

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	2,549,041,306	-	2,549,041,306	-

Money Market Funds	46,002,000	46,002,000	-	-
Total Investments in Securities:	2,595,043,306	46,002,000	2,549,041,306	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,547,749,198)	$2,549,041,306
Fidelity Central Funds (cost $46,002,000)	46,002,000

Total Investment in Securities (cost $2,593,751,198)		$2,595,043,306
Cash		1,318
Receivable for fund shares sold		1,753,876
Interest receivable		22,031,610
Distributions receivable from Fidelity Central Funds		107,983
Receivable from investment adviser for expense reductions		97,847
Other receivables		449
Total assets		2,619,036,389
Liabilities
Payable for investments purchased
Regular delivery	$22,600,000
Delayed delivery	4,096,098
Payable for fund shares redeemed	724,138
Distributions payable	5,372,199
Accrued management fee	430,613
Distribution and service plan fees payable	46
Other affiliated payables	213,519
Total Liabilities		33,436,613
Net Assets		$2,585,599,776
Net Assets consist of:
Paid in capital		$2,584,555,264
Total accumulated earnings (loss)		1,044,512
Net Assets		$2,585,599,776

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($419,636 ÷ 41,779 shares)(a)		$10.04
Maximum offering price per share (100/98.50 of $10.04)		$10.19
Fidelity Conservative Income Municipal Bond Fund :
Net Asset Value, offering price and redemption price per share ($2,541,355,690 ÷ 253,022,862 shares)		$10.04
Class I :
Net Asset Value, offering price and redemption price per share ($1,373,430 ÷ 136,745 shares)		$10.04
Class Z :
Net Asset Value, offering price and redemption price per share ($42,451,020 ÷ 4,226,492 shares)		$10.04
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$77,068,703
Income from Fidelity Central Funds		1,523,013
Total Income		78,591,716
Expenses
Management fee	$5,549,707
Transfer agent fees	2,173,630
Distribution and service plan fees	187
Independent trustees' fees and expenses	8,937
Total expenses before reductions	7,732,461
Expense reductions	(1,525,035)
Total expenses after reductions		6,207,426
Net Investment income (loss)		72,384,290
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	154,029
Total net realized gain (loss)		154,029
Change in net unrealized appreciation (depreciation) on investment securities		18,047,491
Net gain (loss)		18,201,520
Net increase (decrease) in net assets resulting from operations		$90,585,810
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$72,384,290	$24,794,612
Net realized gain (loss)	154,029	(180,583)
Change in net unrealized appreciation (depreciation)	18,047,491	(18,547,287)
Net increase (decrease) in net assets resulting from operations	90,585,810	6,066,742
Distributions to shareholders	(71,521,315)	(24,762,794)

Share transactions - net increase (decrease)	81,513,168	(257,663,646)
Total increase (decrease) in net assets	100,577,663	(276,359,698)

Net Assets
Beginning of period	2,485,022,113	2,761,381,811
End of period	$2,585,599,776	$2,485,022,113

Financial Highlights
Fidelity Advisor® Conservative Income Municipal Bond Fund Class A

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$9.97
Income from Investment Operations
Net investment income (loss) B,C	.187
Net realized and unrealized gain (loss)	.060
Total from investment operations	.247
Distributions from net investment income	(.177)
Total distributions	(.177)
Net asset value, end of period	$10.04
Total Return D,E,F	2.50%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.42% I
Expenses net of fee waivers, if any	.42% I
Expenses net of all reductions	.42% I
Net investment income (loss)	3.11% I
Supplemental Data
Net assets, end of period (000 omitted)	$420
Portfolio turnover rate J	76%

AFor the period May 25, 2023 (commencement of sale of shares) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Conservative Income Municipal Bond Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.97	$10.04	$10.06	$10.06	$10.02
Income from Investment Operations
Net investment income (loss) A,B	.293	.096	.025	.081	.157
Net realized and unrealized gain (loss)	.066	(.069)	(.020)	.007	.042
Total from investment operations	.359	.027	.005	.088	.199
Distributions from net investment income	(.289)	(.097)	(.025)	(.087)	(.158)
Distributions from net realized gain	-	-	-	(.001)	(.001)
Total distributions	(.289)	(.097)	(.025)	(.088)	(.159)
Net asset value, end of period	$10.04	$9.97	$10.04	$10.06	$10.06
Total Return C	3.66%	.27%	.05%	.88%	2.00%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.31%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.93%	.96%	.25%	.81%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$2,541,356	$2,339,827	$2,580,577	$3,175,503	$2,108,640
Portfolio turnover rate F	76%	56%	56%	41%	63%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Conservative Income Municipal Bond Fund Class I

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$9.97
Income from Investment Operations
Net investment income (loss) B,C	.196
Net realized and unrealized gain (loss)	.062
Total from investment operations	.258
Distributions from net investment income	(.188)
Total distributions	(.188)
Net asset value, end of period	$10.04
Total Return D,E	2.61%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.29% H
Expenses net of fee waivers, if any	.25% H
Expenses net of all reductions	.25% H
Net investment income (loss)	3.31% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,373
Portfolio turnover rate I	76%

AFor the period May 25, 2023 (commencement of sale of shares) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Conservative Income Municipal Bond Fund Class Z

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$9.97
Income from Investment Operations
Net investment income (loss) B,C	.202
Net realized and unrealized gain (loss)	.059
Total from investment operations	.261
Distributions from net investment income	(.191)
Total distributions	(.191)
Net asset value, end of period	$10.04
Total Return D,E	2.64%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.25% H
Expenses net of fee waivers, if any	.20% H
Expenses net of all reductions	.20% H
Net investment income (loss)	3.39% H
Supplemental Data
Net assets, end of period (000 omitted)	$42,451
Portfolio turnover rate I	76%

AFor the period May 25, 2023 (commencement of sale of shares) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class I and Class Z shares on May 25,2023. The Fund offers Class A, Fidelity Conservative Income Municipal Bond Fund (formerly Institutional Class), Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Effective April 1, 2023, Conservative Income Municipal Bond share class was consolidated into Institutional Class. Institutional Class was then renamed Fidelity Conservative Income Municipal Bond Fund.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,411,478
Gross unrealized depreciation	(4,911,828)
Net unrealized appreciation (depreciation)	$1,499,650
Tax Cost	$2,593,543,656

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$675,727
Capital loss carryforward	$(1,130,866)
Net unrealized appreciation (depreciation) on securities and other investments	$1,499,650

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(882,546)
Long-term	(248,320)
Total Capital loss carryforward	$(1,130,866)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Tax-exempt Income	71,521,315	24,762,794

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Conservative Income Municipal Bond Fund	1,252,754,710	934,855,238

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective April 1, 2023, the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Prior to April 1, 2023, the Fund paid a monthly management fee that was based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser paid all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

For the reporting period, the total annualized management fee rate was .22% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.15%	187	110

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on Class A redemptions. The deferred sales charges are .75% or .50% for certain purchases of Class A shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$252

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Fidelity Conservative Income Municipal Bond Fund and Class Z. FIIOC receives an asset-based fee of Fidelity Conservative Income Municipal Bond Fund's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net AssetsA
Conservative Income Municipal Bond	$37,385.10
Class A	96.08
Fidelity Conservative Income Municipal Bond Fund	2,129,013	.09A
Class I	392.09
Class Z	6,744.05
	$2,173,630

A Effective April 1, 2023, the asset-based fee changed from .05% to .10%.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Conservative Income Municipal Bond Fund	61,151,992	17,163,773	(1,227)

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Municipal Bond	.35%	$20,475
Class A	.45%A	-
Fidelity Conservative Income Municipal Bond Fund	.25%	1,495,623
Class I	.25%A	164
Class Z	.20%A	6,611
		$1,522,873

A Expense limitation effective April 1,2023.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2,162.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023A	Year ended December 31, 2022
Fidelity Conservative Income Municipal Bond Fund
Distributions to shareholders
Conservative Income Municipal Bond	$862,973	$1,260,065
Class A	3,791	-
Fidelity Conservative Income Municipal Bond Fund	70,195,185	23,502,729
Class I	14,244	-
Class Z	445,122	-
Total	$71,521,315	$24,762,794

A Distributions for Class A, Class I and class Z are for the period May 25, 2023 (commencement of sale of shares) through December 31, 2023.
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023A	Year ended December 31, 2022	Year ended December 31, 2023A	Year ended December 31, 2022
Fidelity Conservative Income Municipal Bond Fund
Conservative Income Municipal Bond
Shares sold	2,563,002	6,431,861	$25,637,442	$64,090,475
Reinvestment of distributions	69,620	104,367	695,551	1,039,599
Shares redeemed	(17,197,882)	(9,979,407)	(172,014,003)	(99,539,380)
Net increase (decrease)	(14,565,260)	(3,443,179)	$(145,681,010)	$(34,409,306)
Class A
Shares sold	42,367	-	$423,305	$ -
Reinvestment of distributions	379	-	3,791	-
Shares redeemed	(967)	-	(9,698)	-
Net increase (decrease)	41,779	-	$417,398	$ -
Fidelity Conservative Income Municipal Bond Fund
Shares sold	155,544,691	232,738,873	$1,554,173,088	$2,320,419,781
Reinvestment of distributions	1,851,005	692,458	18,497,325	6,899,221
Shares redeemed	(139,088,392)	(255,738,433)	(1,389,471,874)	(2,550,573,342)
Net increase (decrease)	18,307,304	(22,307,102)	$183,198,539	$(223,254,340)
Class I
Shares sold	148,199	-	$1,481,429	$ -
Reinvestment of distributions	1,419	-	14,191	-
Shares redeemed	(12,873)	-	(128,629)	-
Net increase (decrease)	136,745	-	$1,366,991	$ -
Class Z
Shares sold	4,521,790	-	$45,165,531	$ -
Reinvestment of distributions	38,853	-	388,665	-
Shares redeemed	(334,151)	-	(3,342,946)	-
Net increase (decrease)	4,226,492	-	$42,211,250	$ -

A Share transactions for Class A, Class I and Class Z are for the period May 25, 2023 (commencement of sale of shares) through December 31, 2023.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Affiliated Redemptions In-Kind. Effective subsequent to period end, shares of the Fund were redeemed in-kind for investments, including accrued interest and cash, if any. The net realized gain or loss on the investments delivered through in-kind redemptions are shown in the table below. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Conservative Income Municipal Bond Fund	96,728,319	(761,921)	969,217,761	Fidelity Conservative Income Municipal Bond

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Conservative Income Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
Fidelity® Conservative Income Municipal Bond Fund
Class A	.42%
Actual		$ 1,000	$ 1,025.00	$ 2.14
Hypothetical-B		$ 1,000	$ 1,023.09	$ 2.14
Fidelity® Conservative Income Municipal Bond Fund	.25%
Actual		$ 1,000	$ 1,021.10	$ 1.27
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
Class I	.25%
Actual		$ 1,000	$ 1,026.10	$ 1.28
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
Class Z	.20%
Actual		$ 1,000	$ 1,026.40	$ 1.02
Hypothetical-B		$ 1,000	$ 1,024.20	$ 1.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 47.25% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Conservative Income Municipal Bond Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency, and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.45%, 0.25%, 0.20%, and 0.25% through April 30, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,160,118,778.550	97.240
Withheld	316,510,692.230	2.760
TOTAL	11,476,629,470.780	100.000
Jennifer Toolin McAuliffe
Affirmative	11,160,843,041.160	97.250
Withheld	315,786,429.620	2.750
TOTAL	11,476,629,470.780	100.000
Christine J. Thompson
Affirmative	11,156,602,115.000	97.210
Withheld	320,027,355.780	2.790
TOTAL	11,476,629,470.780	100.000
Elizabeth S. Acton
Affirmative	11,110,214,430.850	96.810
Withheld	366,415,039.930	3.190
TOTAL	11,476,629,470.780	100.000
Laura M. Bishop
Affirmative	11,132,012,161.210	97.000
Withheld	344,617,309.570	3.000
TOTAL	11,476,629,470.780	100.000
Ann E. Dunwoody
Affirmative	11,125,767,777.290	96.940
Withheld	350,861,693.490	3.060
TOTAL	11,476,629,470.780	100.000
John Engler
Affirmative	11,009,456,697.420	95.930
Withheld	467,172,773.360	4.070
TOTAL	11,476,629,470.780	100.000
Robert F. Gartland
Affirmative	11,139,433,974.390	97.060
Withheld	337,195,496.390	2.940
TOTAL	11,476,629,470.780	100.000
Robert W. Helm
Affirmative	11,140,155,147.040	97.070
Withheld	336,474,323.740	2.930
TOTAL	11,476,629,470.780	100.000
Arthur E. Johnson
Affirmative	11,087,922,630.810	96.610
Withheld	388,706,839.970	3.390
TOTAL	11,476,629,470.780	100.000
Michael E. Kenneally
Affirmative	11,003,372,175.210	95.880
Withheld	473,257,295.570	4.120
TOTAL	11,476,629,470.780	100.000
Mark A. Murray
Affirmative	11,139,176,322.830	97.060
Withheld	337,453,147.950	2.940
TOTAL	11,476,629,470.780	100.000
Carol J. Zierhoffer
Affirmative	11,137,882,609.000	97.050
Withheld	338,746,861.780	2.950
TOTAL	11,476,629,470.780	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.967792.110
CMB-ANN-0224
Fidelity® Limited Term Municipal Income Fund

Annual Report
December 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	0.81%	0.54%	0.76%
Class M (incl. 2.75% sales charge)	0.82%	0.56%	0.78%
Class C (incl. contingent deferred sales charge)	1.91%	0.37%	0.44%
Fidelity® Limited Term Municipal Income Fund	3.84%	1.40%	1.35%
Class I	3.93%	1.39%	1.31%
Class Z	3.99%	1.45%	1.34%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Municipal Income Fund, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund's share classes (excluding sales charges, if any), gained roughly 3% to 4%, versus the 3.76% advance of the Bloomberg 1-6 Year Municipal Bond Index and the 6.40% gain of the benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the 1-6 Year index, the fund's overweight to lower-quality investment-grade munis (rated A) contributed to performance, as these securities outpaced higher-quality bonds. Overweights to health care and airport bonds also helped the relative result, thanks to the segments' outperformance of the index amid strong investor demand for higher-yielding securities. The fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds that were somewhat cushioned from rising interest rates, added further value. In contrast, the fund's interest rate positioning modestly detracted. The fund had less interest rate sensitivity, as measured by its slightly shorter duration, than the index, which detracted from the relative result in the final months of the period when muni yields sharply declined.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

Texas	13.3
New York	9.5
Illinois	9.2
Florida	4.8
Georgia	4.3

Revenue Sources (% of Fund's net assets)
Transportation	24.1
General Obligations	23.6
Health Care	14.6
State G.O.	7.7
Housing	7.2
Electric Utilities	6.0
Education	5.2
Others* (Individually Less Than 5%)	11.6
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 98.6%
	Principal Amount (a) (000s)	Value ($) (000s)
Alabama - 2.5%
Birmingham Arpt. Auth. Series 2020:
5% 7/1/26 (Build America Mutual Assurance Insured)	555	587
5% 7/1/27 (Build America Mutual Assurance Insured)	500	542
Black Belt Energy Gas District:
Bonds:
(Proj. No. 5) Series A, 4%, tender 10/1/26 (b)	4,000	4,014
Series 2022 E, 5%, tender 6/1/28 (b)	4,945	5,179
Series 2023 D1, 5.5%, tender 2/1/29 (b)	4,460	4,773
Series 2022 C1:
5.25% 12/1/26	1,845	1,935
5.25% 6/1/27	1,290	1,361
5.25% 12/1/27	1,170	1,245
5.25% 6/1/28	1,540	1,645
5.25% 12/1/28	1,275	1,370
5.25% 6/1/29	1,000	1,068
Huntsville Health Care Auth. Bonds Series 2023 A, 5%, tender 6/1/30 (b)	7,850	8,729
Mobile County Board of School Commissioners Series 2016 A, 5% 3/1/25	1,225	1,253
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1%, tender 6/26/25 (b)	5,030	4,855
Southeast Alabama Gas Supply District Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	2,460	2,461
Southeast Energy Auth. Coop. Dis Bonds (Proj. No. 6) Series 2023 B, 5%, tender 6/1/30 (b)	10,000	10,673
Southeast Energy Auth. Rev.:
(Proj. No. 2) Series 2021 B1:
4% 6/1/24	600	600
4% 6/1/25	725	728
4% 6/1/26	1,500	1,509
4% 6/1/27	2,440	2,462
4% 6/1/28	3,780	3,826
Bonds Series 2022 B1, 5%, tender 8/1/28 (b)	6,035	6,307
TOTAL ALABAMA		67,122
Alaska - 0.2%
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	1,075	1,039
Alaska Int'l. Arpts. Revs. Series 2021 C, 5% 10/1/26 (c)	1,510	1,579
Alaska Muni. Bond Bank Series 2015 B, 5% 3/1/28 (c)	1,390	1,415
TOTAL ALASKA		4,033
Arizona - 1.7%
Arizona Board of Regents Arizona State Univ. Rev.:
Series 2016 A, 5% 7/1/26	275	284
Series 2021:
5% 8/1/26	1,100	1,168
5% 8/1/27	1,500	1,632
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/24	1,465	1,489
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
5% 2/1/25	1,100	1,123
5% 2/1/26	1,200	1,250
5% 2/1/27	1,200	1,278
Chandler Indl. Dev. Auth. Indl. Dev. Rev. (Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	8,765	9,116
Glendale Union School District 205 Series A:
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	200	211
5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	250	269
Maricopa County Indl. Dev. Auth. Sr. Living Facilities (Christian Care Surprise, Inc. Proj.) Series 2016, 5% 1/1/26 (d)	755	715
Maricopa County Rev. Bonds:
Series 2019 D, 5%, tender 5/15/26 (b)	6,765	7,072
Series 2023 A2, 5%, tender 5/15/28 (b)	4,480	4,846
Maricopa County Spl. Health Care District Gen. Oblig. Series 2021 D, 5% 7/1/26	3,000	3,167
Maricopa County Unified School District #48 Scottsdale Series D:
4% 7/1/25	800	815
4% 7/1/26	900	931
4% 7/1/27	225	237
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 B:
5% 7/1/24 (c)	1,550	1,562
5% 7/1/25 (c)	1,500	1,538
Phoenix Civic Impt. Corp. Series 2019 B, 5% 7/1/28	1,910	2,084
Tucson Ctfs. of Prtn. Series 2016, 5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	1,245	1,313
Univ. of Arizona Univ. Revs. Series 2019 A, 5% 6/1/26	1,250	1,321
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/26	2,000	2,117
TOTAL ARIZONA		45,538
California - 3.8%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2021 A, 2%, tender 4/1/28 (b)	7,365	6,870
Series A, 2.95%, tender 4/1/26 (b)	4,895	4,820
Series B, 2.85%, tender 4/1/25 (b)	4,000	3,970
California Gen. Oblig.:
Series 2017, 5% 8/1/26	1,200	1,275
Series 2020, 4% 11/1/26	700	728
Series 2023, 5% 10/1/28	4,000	4,482
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2022 C, 5% 8/1/24	965	977
Series 2023 B, 5% 12/1/28	5,950	6,706
Series 2023 A, 5% 12/1/29	2,000	2,302
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Series 1999, 0% 8/1/28 (AMBAC Insured)	1,435	1,263
Fresno Arpt. Rev. Series 2023 A:
5% 7/1/26 (Build America Mutual Assurance Insured) (c)	1,000	1,041
5% 7/1/27 (Build America Mutual Assurance Insured) (c)	1,340	1,420
5% 7/1/28 (Build America Mutual Assurance Insured) (c)	2,885	3,110
5% 7/1/29 (Build America Mutual Assurance Insured) (c)	3,025	3,313
Los Angeles Dept. Arpt. Rev.:
Series 2016 A:
5% 5/15/24 (c)	890	895
5% 5/15/24 (Escrowed to Maturity) (c)	120	121
5% 5/15/25 (c)	880	901
5% 5/15/25 (Escrowed to Maturity) (c)	120	123
Series 2017 B, 5% 5/15/25 (c)	2,265	2,318
Series 2018 B:
5% 5/15/25 (c)	1,305	1,336
5% 5/15/26 (c)	1,545	1,614
Series 2018 C, 5% 5/15/27 (c)	1,615	1,714
Series 2020 C, 5% 5/15/26 (c)	2,645	2,764
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A, 5% 10/1/28	3,450	3,861
Palomar Health Rev. Series 2016:
5% 11/1/24	1,955	1,971
5% 11/1/25	1,000	1,021
Port of Oakland Rev.:
Series 2021 H, 5% 5/1/28 (c)	1,000	1,080
Series H:
5% 5/1/26 (c)	1,830	1,910
5% 5/1/27 (c)	3,400	3,615
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2020 C, 5% 7/1/26 (c)	1,000	1,040
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A, 5% 1/1/27 (c)	2,405	2,524
Series 2022 A:
5% 5/1/26 (c)	4,535	4,708
5% 5/1/27 (c)	4,590	4,850
5% 5/1/28 (c)	6,130	6,592
5% 5/1/29 (c)	4,100	4,482
Series 2023 A, 5% 5/1/25 (c)	1,770	1,815
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (b)	8,000	7,699
TOTAL CALIFORNIA		101,231
Colorado - 2.3%
Colorado Health Facilities Auth. Rev. Bonds Bonds:
Series 2019 B:
5%, tender 8/1/25 (b)	2,950	2,999
5%, tender 8/1/26 (b)	2,035	2,104
5%, tender 11/19/26 (b)	615	656
5%, tender 11/19/26 (b)	6,065	6,411
Series 2023 A1, 5%, tender 11/15/28 (b)	12,265	13,370
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	960	965
Series 2019 H, 4.25% 11/1/49	490	493
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020, 5% 6/1/26	1,000	1,055
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (b)	14,940	15,025
Denver City & County Arpt. Rev.:
Series 2018 A, 5% 12/1/29 (c)	1,205	1,308
Series 2020 B1, 5% 11/15/24 (c)	1,500	1,518
E-470 Pub. Hwy. Auth. Rev. Series 2020 A, 5% 9/1/26	1,750	1,856
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (b)	9,030	8,957
Series 2021 C3A, 2%, tender 10/15/25 (b)	1,625	1,584
Series 2021 C3B, 2%, tender 10/15/26 (b)	1,345	1,293
TOTAL COLORADO		59,594
Connecticut - 2.6%
Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/26	1,925	2,025
Series 2019 A:
5% 4/15/26	2,355	2,482
5% 4/15/30	965	1,088
Series 2020 C, 2% 6/1/25	1,000	983
Series 2022 A, 4% 1/15/26	1,025	1,052
Series 2022 E, 5% 11/15/26	6,000	6,421
Series 2022 G, 5% 11/15/26	6,000	6,421
Series C, 4% 6/1/26	1,100	1,135
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A3, 0.25%, tender 2/9/24 (b)	4,155	4,140
Series 2014 B, 1.8%, tender 7/1/24 (b)	3,150	3,115
Series 2017 B2, 3.2%, tender 7/1/26 (b)	3,370	3,405
Series 2017 C2, 2.8%, tender 2/3/26 (b)	19,250	19,263
Series 2016 A, 2%, tender 7/1/26 (b)	1,725	1,679
Series 2018 S, 5% 7/1/24	1,000	1,009
Series 2019 A:
4% 7/1/24 (d)	1,090	1,081
5% 7/1/25 (d)	705	700
5% 7/1/28 (d)	1,315	1,305
5% 7/1/29 (d)	940	932
Series 2022 M:
5% 7/1/24	175	176
5% 7/1/27	250	264
5% 7/1/28	300	321
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series A, 5% 9/1/26	1,025	1,091
Hartford County Metropolitan District Gen. Oblig. Series 2021 A:
5% 9/1/27	800	873
5% 9/1/28	775	867
New Britain Gen. Oblig. Series 2009, 5% 4/1/24 (Escrowed to Maturity)	373	374
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	980	1,011
Stratford Gen. Oblig. Series 2019, 5% 1/1/26	3,735	3,887
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/26	1,000	1,066
TOTAL CONNECTICUT		68,166
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (b)	1,475	1,417
District Of Columbia - 2.5%
District of Columbia Income Tax Rev.:
Series 2020 A, 5% 3/1/24	715	717
Series 2022 C, 5% 12/1/27	5,900	6,489
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (b)	7,540	7,408
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A, 5% 10/1/26 (c)	1,140	1,148
Series 2017 A, 5% 10/1/26 (c)	12,905	13,530
Series 2019 A, 5% 10/1/25 (c)	1,410	1,449
Series 2020 A:
5% 10/1/24 (c)	4,470	4,517
5% 10/1/25 (c)	4,470	4,594
Series 2021 A:
5% 10/1/25 (c)	3,000	3,083
5% 10/1/28 (c)	20,500	22,280
TOTAL DISTRICT OF COLUMBIA		65,215
Florida - 4.8%
Brevard County Health Facilities Auth. Rev. Series 2023 A:
5% 4/1/26	1,920	1,995
5% 4/1/28	2,115	2,281
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/25 (c)	6,645	6,653
Series 2015 C, 5% 10/1/24 (c)	1,015	1,025
Series 2019 A:
5% 10/1/24 (c)	1,300	1,313
5% 10/1/25 (c)	1,500	1,539
Series 2019 B:
5% 10/1/24 (c)	750	757
5% 10/1/25 (c)	755	775
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/24	540	543
5% 10/1/26	1,940	1,989
Central Florida Expressway Auth. Sr. Lien Rev. Series 2021:
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	1,485	1,570
5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	8,200	8,888
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds Series 2023 C, 5%, tender 12/1/25 (b)	1,270	1,305
Florida Hsg. Fin. Corp. Rev. Series 2021 1, 3% 1/1/52	5,220	5,087
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/24	1,955	1,976
5% 10/1/25	1,710	1,757
5% 10/1/26	1,955	1,995
Florida Muni. Pwr. Agcy. Rev. Series 2016 A, 4% 10/1/26	530	547
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2015 A, 5% 10/1/29 (Pre-Refunded to 10/1/25 @ 100) (c)	1,070	1,101
Series 2016 A, 5% 10/1/25 (Escrowed to Maturity) (c)	620	638
Series 2016, 5% 10/1/26 (c)	1,300	1,360
Series 2017 A:
5% 10/1/25 (c)	320	329
5% 10/1/25 (Escrowed to Maturity) (c)	1,675	1,720
5% 10/1/26 (c)	545	570
5% 10/1/26 (Escrowed to Maturity) (c)	2,025	2,119
5% 10/1/27 (Escrowed to Maturity) (c)	580	618
Series 2019 A:
5% 10/1/24 (c)	12,700	12,829
5% 10/1/25 (c)	6,700	6,880
5% 10/1/27 (c)	1,940	2,074
Hillsborough County School Board Ctfs. of Prtn. (School Board of Hillsbrough County, Florida Master Lease Prog.) Series 2017 B, 5% 7/1/28	2,375	2,553
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/24	785	798
5% 10/1/25	610	635
5% 10/1/26	435	464
5% 10/1/27	345	377
5% 10/1/28	685	765
5% 10/1/29	595	678
5% 10/1/30	560	650
5% 10/1/32	510	613
Lee County Arpt. Rev. Series 2021 A:
5% 10/1/24 (c)	1,795	1,814
5% 10/1/25 (c)	3,325	3,416
Lee Memorial Health Sys. Hosp. Rev. Bonds Series 2019 A2, 5%, tender 4/1/26 (b)	4,810	4,931
Miami-Dade County Aviation Rev.:
Series 2012 A, 5% 10/1/24 (c)	1,800	1,802
Series 2014 A, 5% 10/1/31 (c)	1,750	1,758
Series 2016 A, 5% 10/1/27	1,275	1,343
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. of Florida Proj.) Series 2007, 4.625%, tender 11/1/24 (b)	10,000	10,078
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 A, 5% 5/1/27 (Assured Guaranty Muni. Corp. Insured)	1,880	1,928
Orange County Hsg. Fin. Auth. Multi-family Rev. Bonds Series 2021 B, 0.55%, tender 7/1/24 (b)	9,950	9,742
Palm Beach County Health Facilities Auth. Hosp. Rev.:
(Jupiter Med. Ctr. Proj.) Series 2022, 5% 11/1/28	150	159
Series 2014, 5% 12/1/24 (Escrowed to Maturity)	380	386
Palm Beach County Health Facilities Auth. Rev.:
Series 2015 C:
5% 5/15/24	1,000	995
5% 5/15/30	2,490	2,355
Series 2021 C, 4% 5/15/29	1,440	1,308
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	2,170	2,125
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	980	1,011
5% 7/1/26	1,115	1,179
Village Cmnty. Dev. District No. 13 Series 2019, 2.625% 5/1/24	120	119
TOTAL FLORIDA		126,215
Georgia - 4.3%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/29 (c)	900	900
Series 2020 A, 5% 7/1/26 (c)	3,000	3,130
Series 2020 B:
5% 7/1/27 (c)	4,000	4,255
5% 7/1/29 (c)	1,920	2,112
Series 2021 C, 5% 7/1/30 (c)	1,315	1,468
Series 2023 G:
5% 7/1/28 (c)	2,015	2,180
5% 7/1/29 (c)	5,635	6,199
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1995 4, 3.8%, tender 5/21/26 (b)	3,500	3,527
Series 2012, 1.7%, tender 8/22/24 (b)	3,400	3,333
Series 2013 1st, 2.925%, tender 3/12/24 (b)	9,930	9,897
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2017 E, 3.25%, tender 2/3/25 (b)	900	891
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/26 (b)	4,840	5,005
Georgia Gen. Oblig. Series 2016 A, 5% 2/1/27	4,980	5,239
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2020 A:
4% 11/1/24	1,420	1,428
5% 1/1/25	1,000	1,016
5% 1/1/26	1,125	1,172
5% 1/1/26	1,000	1,041
5% 1/1/27	760	806
Georgia Road & Thruway Auth. Rev. Series 2020, 5% 6/1/26	2,500	2,644
Main Street Natural Gas, Inc.:
Bonds:
Series 2021 A, 4%, tender 9/1/27 (b)	15,000	15,088
Series 2021 C, 4%, tender 12/1/28 (b)	16,990	17,106
Series 2023 D, 5%, tender 12/1/30 (b)	11,820	12,571
Series 2022 A:
4% 12/1/24	1,100	1,099
4% 12/1/25	170	170
4% 12/1/26	1,955	1,957
Series 2023 B, 5% 3/1/24	260	260
Series 2023 D, 5% 12/1/29	2,750	2,917
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	6,505	6,270
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art & Design Projs.) Series 2021, 5% 4/1/26	1,200	1,254
TOTAL GEORGIA		114,935
Hawaii - 0.6%
Hawaii Arpts. Sys. Rev. Series 2018 A, 5% 7/1/31 (c)	1,000	1,072
Hawaii Gen. Oblig. Series 2015 EZ, 5% 10/1/26	10,000	10,380
Honolulu City & County Gen. Oblig.:
Series 2016 C, 5% 10/1/28	1,000	1,119
Series 2020 F, 5% 7/1/26	800	847
Series 2022 A, 5% 11/1/26	1,985	2,120
TOTAL HAWAII		15,538
Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	250	250
Illinois - 9.2%
Champaign County Cmnty. Unit Series 2019, 4% 6/1/24	420	421
Chicago Board of Ed.:
Series 2017 C:
5% 12/1/26	485	500
5% 12/1/27	1,830	1,909
Series 2018 C, 5% 12/1/24	13,000	13,093
Series 2019 A, 0% 12/1/26	3,500	3,126
Series 2023 A, 5% 12/1/30	5,000	5,315
Chicago Gen. Oblig. Series 2020 A, 5% 1/1/30	2,005	2,177
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2007, 5.25% 12/1/32	2,920	3,540
Chicago Midway Arpt. Rev.:
Series 2013 B, 5% 1/1/25	1,700	1,702
Series 2014 A, 5% 1/1/26 (c)	3,475	3,491
Series 2016 A:
5% 1/1/27 (c)	2,810	2,881
5% 1/1/28 (c)	500	512
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B, 4% 1/1/27 (c)	1,220	1,220
Series 2015 A:
5% 1/1/26 (c)	1,600	1,613
5% 1/1/27 (c)	1,000	1,008
Series 2015 C, 5% 1/1/26 (c)	1,540	1,553
Series 2016 A, 5% 1/1/27 (c)	840	865
Series 2017 D:
5% 1/1/26 (c)	445	459
5% 1/1/27 (c)	1,595	1,673
5% 1/1/29 (c)	215	226
Series 2020 B, 5% 1/1/26	1,310	1,369
Series 2022 A, 5% 1/1/26 (c)	830	856
Series 2022 C, 5% 1/1/26 (c)	2,300	2,371
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017, 5% 6/1/25	1,225	1,251
Cook County Gen. Oblig.:
Series 2021 A:
5% 11/15/24	425	432
5% 11/15/25	425	442
5% 11/15/26	850	905
5% 11/15/27	1,075	1,171
Series 2021 B:
4% 11/15/25	1,100	1,123
4% 11/15/26	555	576
4% 11/15/27	565	595
4% 11/15/28	285	299
Series 2022 A:
5% 11/15/25	5,585	5,804
5% 11/15/26	300	319
5% 11/15/27	325	354
5% 11/15/28	350	390
5% 11/15/29	1,315	1,485
Cook County Sales Tax Rev.:
Series 2022 A:
5% 11/15/26	635	674
5% 11/15/27	350	379
5% 11/15/28	190	210
5% 11/15/29	140	157
5% 11/15/30	315	357
Series 2022 B:
5% 11/15/25	815	847
5% 11/15/26	360	382
5% 11/15/27	470	509
5% 11/15/28	290	320
5% 11/15/29	265	298
5% 11/15/30	275	312
Illinois Fin. Auth.:
Bonds Series 2020 B:
5%, tender 11/15/24 (b)	2,125	2,132
5%, tender 11/15/26 (b)	2,830	2,945
Series 2015, 5% 5/1/45 (Pre-Refunded to 5/1/25 @ 100)	1,190	1,219
Series 2020 A, 5% 8/15/24	1,080	1,093
Series 2022 A:
5% 10/1/26	265	272
5% 10/1/28	330	347
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	1,650	1,714
(Edward-Elmhurst Healthcare) Series 2017 A, 5% 1/1/25 (Escrowed to Maturity)	740	754
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/26	4,300	4,451
5% 5/15/27	9,260	9,752
Series 2008 A3, 5% 11/1/30	1,280	1,352
Series 2015 A:
5% 11/15/24	1,490	1,511
5% 11/15/25	1,905	1,958
5% 11/15/26	1,955	2,016
Series 2015 B, 5% 11/15/24	1,910	1,938
Series 2016 A:
5.25% 8/15/28 (Pre-Refunded to 8/15/26 @ 100)	1,000	1,060
5.25% 8/15/29 (Pre-Refunded to 8/15/26 @ 100)	5,850	6,201
Series 2016 C, 5% 2/15/27	1,875	2,001
Series 2016:
5% 5/15/25	490	501
5% 5/15/26	980	1,015
5% 5/15/27	1,225	1,279
Series 2019:
5% 9/1/24	415	415
5% 9/1/25	900	898
5% 4/1/26	1,625	1,687
5% 9/1/26	300	300
5% 4/1/27	2,135	2,262
5% 9/1/27	500	502
5% 4/1/28	1,425	1,533
5% 4/1/29	2,000	2,183
Illinois Gen. Oblig.:
Series 2014, 5% 2/1/25	2,275	2,277
Series 2016:
4% 2/1/30 (Assured Guaranty Muni. Corp. Insured)	3,760	3,849
5% 1/1/26	2,970	3,078
Series 2017 C, 5% 11/1/29	14,620	15,653
Series 2017 D:
5% 11/1/25	6,635	6,861
5% 11/1/26	5,890	6,211
Series 2018 A, 5% 10/1/26	4,615	4,853
Series 2020 B:
5% 10/1/25	5,105	5,266
5% 10/1/28	6,500	7,084
Series 2022 B:
5% 3/1/26	6,880	7,153
5% 3/1/27	6,500	6,891
Series 2023 B, 5% 5/1/28	3,000	3,248
Series 2023 D, 5% 7/1/28	4,230	4,597
Illinois Hsg. Dev. Auth. Rev. Series D, 3.75% 4/1/50	505	502
Illinois Sales Tax Rev.:
Series 2013, 5% 6/15/24	2,985	2,988
Series 2021 C:
5% 6/15/24	615	620
5% 6/15/25	355	363
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2024 A, 5% 1/1/31 (e)	790	916
Lake, Cook, Kane & McHenry Countries Cmnty. Unit School District #220 Series 2021, 3% 12/1/32	1,250	1,190
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/25	4,915	4,744
0% 1/15/26	3,695	3,455
Metropolitan Pier & Exposition:
Series 1994, 0% 6/15/29 (FGIC Insured)	4,430	3,714
Series 2002:
0% 12/15/29 (Assured Guaranty Muni. Corp. Insured) (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,440	2,020
0% 12/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,690	3,040
Series 2022 A, 3% 6/15/25	2,330	2,308
Series 2023 A, 5% 12/15/28	2,880	3,087
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/24 (Build America Mutual Assurance Insured)	1,100	1,104
Sales Tax Securitization Corp.:
Series 2023 C, 5% 1/1/29	5,225	5,742
Series 2023 D, 5% 1/1/28	1,735	1,871
Schaumburg Village Gen. Oblig. Series 2023, 4% 12/1/31	2,820	3,015
TOTAL ILLINOIS		244,462
Indiana - 2.1%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (b)	600	550
Series 2020 B, 0.95%, tender 4/1/26 (b)(c)	1,025	947
Indiana Fin. Auth. Health Sys. Rev. Bonds:
Series 2019 B, 2.25%, tender 7/1/25 (b)	6,405	6,302
Series 2023 B1, 5%, tender 7/1/28 (b)	5,865	6,357
Indiana Fin. Auth. Hosp. Rev. Bonds:
Series 2011 L, 0.7%, tender 1/1/26 (b)	1,105	1,031
Series 2011 M, 0.7%, tender 1/1/26 (b)	7,795	7,275
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.) Series 2015 A, 5% 10/1/25	1,590	1,614
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2019 B, 3.5% 1/1/49	1,130	1,117
Series 2021 B, 3% 7/1/50	825	803
Series 2021 C1, 3% 1/1/52	3,575	3,448
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.):
Series 2014 D:
5% 1/1/28 (c)	470	472
5% 1/1/30 (c)	550	552
Series 2016 A1, 5% 1/1/25 (c)	2,845	2,885
Series 2019 D, 5% 1/1/25 (c)	1,710	1,734
Indianapolis Arpt. Auth. Proj. Series 2019 D, 5% 1/1/26 (c)	3,680	3,794
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2017, 5%, tender 11/1/24 (b)(c)	1,250	1,256
Series 2019 A, 5%, tender 6/5/26 (b)(c)	15,985	16,258
TOTAL INDIANA		56,395
Iowa - 0.1%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2019 B, 5% 12/1/24 (c)	800	809
Series 2023 B, 5% 12/1/30 (c)	1,770	1,924
TOTAL IOWA		2,733
Kansas - 0.0%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A, 5% 9/1/25	785	811
Kentucky - 3.7%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/24	1,330	1,331
5% 2/1/25	980	993
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2004 A, 1.75%, tender 9/1/26 (b)(c)	9,750	9,117
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	5,750	5,343
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A:
5% 11/1/24	1,065	1,082
5% 11/1/25	3,000	3,112
5% 11/1/26	1,000	1,061
5% 11/1/27	1,000	1,085
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A, 5% 6/1/24	1,655	1,658
Kentucky Hsg. Corp. Single Family Mtg. Rev. Series 2023 A, 6% 7/1/54	12,775	14,226
Kentucky State Property & Buildings Commission Rev. Series A, 5% 11/1/24	1,250	1,270
Kentucky, Inc. Pub. Energy:
Bonds:
Series 2018 A, 4%, tender 3/15/24 (b)	4,110	4,120
Series 2019 A1, 4%, tender 6/1/25 (b)	10,455	10,474
Series A, 4%, tender 6/1/26 (b)	11,570	11,508
Series C1, 4%, tender 6/1/25 (b)	15,000	15,027
Series A:
4% 12/1/25	825	828
4% 6/1/26	1,085	1,087
Louisville & Jefferson County:
Bonds Series 2020 C, 5%, tender 10/1/26 (b)	5,985	6,253
Series 2023 A:
5% 10/1/28	2,500	2,736
5% 10/1/29	1,310	1,449
5% 10/1/30	1,485	1,667
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (c)	1,280	1,289
TOTAL KENTUCKY		96,716
Louisiana - 0.4%
Louisiana Hsg. Corp. Single Fami (Home Ownership Prog.) Series 2023 C, 5.75% 12/1/53	950	1,045
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/24 (c)	195	195
5% 1/1/25 (c)	195	198
5% 1/1/26 (c)	490	504
Series 2017 D2:
5% 1/1/24 (c)	735	735
5% 1/1/25 (c)	1,390	1,410
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (b)	3,765	3,560
Bonds (Marathon Oil Corp.) Series 2017, 4.05%, tender 7/1/26 (b)	3,320	3,283
TOTAL LOUISIANA		10,930
Maine - 0.1%
Brunswick Series 2020, 2% 11/1/31	1,015	920
City of Portland Arpt. Series 2016, 5% 1/1/29	690	714
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2021 A:
5% 7/1/28	555	603
5% 7/1/29	600	664
5% 7/1/30	500	561
TOTAL MAINE		3,462
Maryland - 1.7%
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	700	662
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	1,125	1,123
Series 2019 C, 3.5% 3/1/50	1,190	1,175
Series 2021 C:
0.5% 1/1/24	1,000	1,000
0.6% 7/1/24	2,840	2,800
Series 2023 E, 6.25% 3/1/54	600	663
Maryland Dept. of Trans.:
Series 2021 B, 5% 8/1/27 (c)	1,805	1,913
Series 2022 B, 5% 12/1/27	1,295	1,425
Series 2022, 5% 12/1/26	1,395	1,497
Maryland Gen. Oblig. Series 2022 2D, 3% 8/1/27	1,575	1,600
Maryland Health & Higher Edl. Bonds:
Series 2020 B2, 5%, tender 7/1/27 (b)	2,480	2,624
Series 2020, 5%, tender 7/1/25 (b)	8,525	8,671
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2015:
5% 7/1/24	1,955	1,969
5% 7/1/25	1,730	1,771
Maryland Trans. Auth. Passenger Facility Charge Rev. Series 2012 B:
2.5% 6/1/26 (c)	4,915	4,758
2.625% 6/1/27 (c)	4,030	3,890
Montgomery County Gen. Oblig. Series 2022 A:
5% 8/1/24	895	906
5% 8/1/26	7,075	7,525
TOTAL MARYLAND		45,972
Massachusetts - 1.4%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2016 A, 0% 7/1/29	1,000	824
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds Series 2011 N, 0.45%, tender 7/1/25 (b)	5,000	4,726
Series 2016 I:
5% 7/1/24	1,075	1,081
5% 7/1/25	1,475	1,515
5% 7/1/25	1,480	1,508
5% 7/1/26	980	1,018
Series 2019 A:
5% 7/1/24	1,150	1,159
5% 7/1/25	825	839
5% 7/1/26	2,015	2,059
Series 2021:
4% 7/1/24	225	224
4% 7/1/25	235	233
5% 7/1/25	740	760
5% 7/1/25 (Escrowed to Maturity)	1,915	1,975
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016, 5% 7/1/24 (c)	2,850	2,870
Series 2020 C:
5% 7/1/25 (c)	850	869
5% 7/1/26 (c)	1,900	1,965
Series 2021 B, 5% 7/1/26 (c)	1,390	1,437
Series 2023 B:
5% 7/1/28 (c)	3,675	3,902
5% 7/1/29 (c)	2,650	2,848
Massachusetts Health & Edl. Facilities Auth. Rev. Bonds Series I, 0.7%, tender 7/1/25 (b)	2,133	2,024
Massachusetts Port Auth. Rev.:
Series 2017 A, 5% 7/1/25 (c)	1,115	1,143
Series 2021 E, 5% 7/1/27 (c)	500	531
Univ. of Massachusetts Bldg. Auth. Rev. Series 2021 1, 5% 11/1/26	2,445	2,620
TOTAL MASSACHUSETTS		38,130
Michigan - 1.2%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	1,000	1,009
Flint Hosp. Bldg. Auth. Rev. Series 2020, 5% 7/1/24	925	927
Grand Traverse County Hosp. Fin. Auth. Series 2021:
5% 7/1/26	550	577
5% 7/1/27	900	962
5% 7/1/28	725	787
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/24	635	639
5% 5/15/24 (Escrowed to Maturity)	5	5
5% 5/15/25	1,275	1,304
5% 5/15/25 (Escrowed to Maturity)	10	10
5% 5/15/26	1,230	1,282
5% 5/15/26 (Escrowed to Maturity)	5	5
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (b)	2,000	1,898
Michigan Fin. Auth. Rev.:
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (b)	635	570
Series 2019 MI2, 5%, tender 2/1/25 (b)	4,830	4,919
Series 2015 A, 5% 8/1/26 (Pre-Refunded to 8/1/24 @ 100)	300	303
Series 2015 D1, 0.75% 10/15/25	1,000	959
Series 2020 A, 5% 6/1/25	2,000	2,042
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2021 A, 3% 6/1/52	1,935	1,879
Series A, 3.5% 12/1/50	925	913
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(c)	3,140	3,091
Novi Cmnty. School District Series I:
4% 5/1/24	795	797
4% 5/1/25	600	608
Portage Pub. Schools Series 2016:
5% 5/1/25	1,100	1,132
5% 11/1/25	1,195	1,244
5% 11/1/28	985	1,034
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/24	765	771
5% 7/1/25	500	511
5% 7/1/26	750	779
TOTAL MICHIGAN		30,957
Minnesota - 1.5%
Duluth Econ. Dev. Auth. Series 2021 A:
3% 7/1/24	200	198
3% 7/1/25	615	596
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2022 B:
5% 1/1/24 (c)	705	705
5% 1/1/25 (c)	460	467
5% 1/1/26 (c)	1,125	1,160
5% 1/1/27 (c)	3,800	3,986
Minneapolis Health Care Sys. Rev. Bonds Series 2023 A, 5%, tender 11/15/28 (b)	11,835	12,845
Minnesota Gen. Oblig. Series 2023 A, 5% 8/1/29	7,810	8,920
Minnesota Hsg. Fin. Agcy.:
Series 2023 E, 6.25% 7/1/54	540	598
Series 2023 F, 5.75% 7/1/53	650	702
Series 2023, 6% 7/1/53	2,925	3,198
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	1,555	1,566
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(d)	2,430	2,358
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2015 A, 5% 1/1/26	2,065	2,158
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 1/1/24	980	980
TOTAL MINNESOTA		40,437
Mississippi - 0.2%
Mississippi Dev. Bank Spl. Oblig. (Magnolia Reg'l. Health Ctr. Proj.) Series 2021:
5% 10/1/25 (d)	1,320	1,336
5% 10/1/27 (d)	900	931
Mississippi Hosp. Equip. & Facilities Auth.:
(Forrest County Gen. Hosp. Rfdg. Proj.) Series 2019 B, 5% 1/1/24	400	400
Bonds Series II, 5%, tender 3/1/27 (b)	1,130	1,188
Series I:
5% 10/1/25	600	618
5% 10/1/27	800	854
TOTAL MISSISSIPPI		5,327
Missouri - 0.8%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/24	685	686
5% 3/1/25	710	718
5% 3/1/26	980	1,023
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.):
Series 2020 A:
5% 3/1/26 (c)	1,185	1,223
5% 3/1/27 (c)	4,065	4,261
Series 2020 B:
5% 3/1/26	2,190	2,284
5% 3/1/27	1,535	1,638
Kansas City Planned Indl. Expansion Bonds Series 2023, 5%, tender 7/1/27 (b)	2,485	2,605
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	285	285
Saint Louis Arpt. Rev. Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	5,370	5,715
TOTAL MISSOURI		20,438
Montana - 0.2%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	170	170
Series 2021 B, 3% 12/1/51	2,185	2,127
Series 2022 A, 3% 6/1/52	1,625	1,574
Series A1, 3.5% 6/1/50	2,505	2,476
TOTAL MONTANA		6,347
Nebraska - 1.5%
Central Plains Energy Proj. Rev. Bonds:
(Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	9,280	9,837
Series 2019, 4%, tender 8/1/25 (b)	11,940	12,006
Douglas County Hosp. Auth. #2 Health Facilities Rev. Bonds Series 2020, 5%, tender 11/15/25 (b)	2,200	2,255
Lincoln Arpt. Auth. Series 2021:
5% 7/1/24 (c)	700	706
5% 7/1/26 (c)	750	781
5% 7/1/27 (c)	1,275	1,352
5% 7/1/28 (c)	1,830	1,975
5% 7/1/29 (c)	1,000	1,097
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	810	805
Series 2019 E, 3.75% 9/1/49 (c)	845	837
Nebraska Pub. Pwr. District Rev. Series 2017 B, 5% 1/1/26	1,260	1,315
Washington County Wstwtr Sol Bonds (Cargill, Inc. Projs.) Series 2012, 0.9%, tender 9/1/25 (b)(c)	7,400	7,122
TOTAL NEBRASKA		40,088
Nevada - 1.0%
Clark County Arpt. Rev.:
Series 2014 A2:
5% 7/1/28	525	530
5% 7/1/30	750	756
Series 2021 B:
5% 7/1/24 (c)	985	992
5% 7/1/25 (c)	1,795	1,839
5% 7/1/27 (c)	6,000	6,349
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev.:
Series 2019 E:
5% 7/1/25	1,275	1,316
5% 7/1/27	2,245	2,433
Series B, 5% 7/1/24 (c)	2,080	2,095
Clark County School District:
Series 2017 A, 5% 6/15/26	1,285	1,354
Series 2020 B, 5% 6/15/26	5,805	6,130
Nevada Gen. Oblig. Series 2015 A, 3% 8/1/29	2,175	2,176
TOTAL NEVADA		25,970
New Hampshire - 0.4%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B:
5% 8/15/24	600	606
5% 8/15/28	1,125	1,215
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A3, 2.15%, tender 7/1/24 (b)(c)	4,455	4,413
Series 2019 A4, 2.15%, tender 7/1/24 (b)(c)	2,250	2,229
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2014 A, 5% 1/1/25 (Escrowed to Maturity) (c)	1,000	1,016
TOTAL NEW HAMPSHIRE		9,479
New Jersey - 4.2%
New Jersey Econ. Dev. Auth. Series 2024 SSS:
5% 6/15/24 (e)	1,750	1,753
5% 6/15/26 (e)	2,575	2,688
5% 6/15/27 (e)	1,070	1,140
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017, 5% 6/1/24 (Assured Guaranty Muni. Corp. Insured)	980	988
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	375	378
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	465	469
Series 2015 XX:
4% 6/15/24	550	552
5% 6/15/26 (Pre-Refunded to 6/15/25 @ 100)	975	1,006
Series 2019:
5.25% 9/1/24 (d)	300	304
5.25% 9/1/26 (d)	3,410	3,628
New Jersey Edl. Facility Series 2016 B, 4% 9/1/26	320	329
New Jersey Gen. Oblig. Series 2021, 2% 6/1/29	1,965	1,840
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B2, 5%, tender 7/1/25 (b)	3,890	4,000
Series 2019 B3, 5%, tender 7/1/26 (b)	2,750	2,870
Series 2016 A:
5% 7/1/24 (Escrowed to Maturity)	985	994
5% 7/1/24 (Escrowed to Maturity)	475	479
Series 2016, 5% 7/1/25	275	283
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2015 1A, 5% 12/1/24 (c)	6,015	6,087
Series 2020:
5% 12/1/24 (c)	1,360	1,376
5% 12/1/25 (c)	2,440	2,508
5% 12/1/26 (c)	3,165	3,294
Series 2021 A, 5% 12/1/25 (c)	130	134
Series 2021 B:
5% 12/1/25 (c)	315	324
5% 12/1/26 (c)	1,425	1,483
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D, 4% 4/1/25 (c)	1,405	1,408
New Jersey Tpk. Auth. Tpk. Rev. Series D, 5% 1/1/28	1,710	1,804
New Jersey Trans. Trust Fund Auth.:
Series 2006 C:
0% 12/15/25	6,400	5,988
0% 12/15/26 (Assured Guaranty Corp. Insured)	1,585	1,445
0% 12/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,820	1,607
0% 12/15/29 (Assured Guaranty Muni. Corp. Insured)	1,225	1,024
0% 12/15/31 (FGIC Insured)	5,400	4,189
Series 2010 A:
0% 12/15/25	1,140	1,067
0% 12/15/27	6,420	5,667
Series 2016 A, 5% 6/15/27	3,960	4,158
Series 2022 AA:
5% 6/15/26	9,745	10,276
5% 6/15/27	8,000	8,630
5% 6/15/28	10,000	11,019
Series A:
0% 12/15/26	11,265	10,238
5% 12/15/25	1,680	1,752
5% 12/15/26	2,600	2,772
TOTAL NEW JERSEY		111,951
New Mexico - 2.1%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/25 (c)	6,250	6,417
5% 9/1/28 (c)	2,000	2,149
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (b)	3,135	3,220
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	2,825	2,823
Series 2021 C, 3% 1/1/52	2,985	2,892
Series 2021 D, 3% 7/1/52	14,205	13,753
Series 2023 C, I 5.75% 3/1/54	1,980	2,157
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (b)	15,495	15,751
Series 2019 A:
4% 5/1/24	950	952
4% 11/1/24	1,450	1,455
4% 5/1/25	2,790	2,804
TOTAL NEW MEXICO		54,373
New York - 9.5%
Dorm. Auth. New York Univ. Rev. Series 2016 A, 5% 7/1/24	1,810	1,824
East Hampton Union Free School District Series 2017, 2.25% 6/1/28	505	480
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (b)	7,255	7,163
Series 2020 B, 0.85%, tender 9/1/25 (b)	19,810	18,971
Series 2021 B, 1.5%, tender 9/1/26 (b)	3,360	3,175
Series 2021, 1% 9/1/25	2,805	2,668
Monroe County Indl. Dev. Agcy. Bonds (Andrews Terrace Cmnty. Partners, L.P. Proj.) Series 2023 B1, 5%, tender 7/1/27 (b)	1,540	1,620
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.):
Series 2017 A, 5% 7/1/25	900	930
Series 2020 A:
5% 7/1/25	750	775
5% 7/1/26	500	529
New York Bridge Auth. Gen. Rev. Series 2021 B, 5% 1/1/27	1,500	1,610
New York City Gen. Oblig.:
Series 2020 A1, 5% 8/1/27	13,205	14,369
Series 2020 C1, 5% 8/1/30	1,000	1,161
Series 2022 B1, 5% 8/1/28	11,490	12,809
Series A, 5% 8/1/26	1,000	1,061
Series A6, 5% 8/1/25	250	250
Series F1, 5% 6/1/25	470	485
Series I1, 5% 3/1/27	615	617
New York City Health & Hosp. Corp. Rev. Series A:
3% 2/15/24	535	535
5% 2/15/24	750	752
New York City Hsg. Dev. Corp. Bonds Series 2023 E2, 3.8%, tender 1/3/28 (b)	690	694
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	2,210	2,096
Series 2021 K2, 0.9%, tender 1/1/26 (b)	12,290	11,451
Series 2021, 0.6%, tender 7/1/25 (b)	2,855	2,704
Series 2023 A2, 3.73%, tender 12/29/28 (b)	4,675	4,696
Series 2023 D, 4.3%, tender 11/1/28 (b)	2,355	2,416
New York City Indl. Dev. Agcy. Rev. Series 2021 A:
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	1,000	1,019
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	1,000	1,037
5% 1/1/27 (Assured Guaranty Muni. Corp. Insured)	1,000	1,058
New York City Transitional Fin. Auth. Rev.:
Series 2017 E1, 5% 2/1/30	2,830	3,016
Series E1, 5% 2/1/26	475	486
New York Dorm. Auth. Rev.:
Series 2015 A:
5% 7/1/28	370	378
5% 7/1/28 (Pre-Refunded to 7/1/25 @ 100)	30	31
Series 2022:
5% 7/1/26	675	696
5% 7/1/27	710	743
5% 7/1/28	750	794
5% 7/1/29	1,065	1,139
New York Dorm. Auth. Sales Tax Rev.:
Series 2017 A, 5% 3/15/31	2,745	2,953
Series 2023 A1, 5% 3/15/29	25,000	28,258
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Series 2016 A, 5% 11/15/24	525	535
Series 2016 B1, 5% 11/15/24	670	683
Series 2017 B1, 4% 11/15/25	250	256
New York Metropolitan Trans. Auth. Rev.:
Series 2015 A, 5% 11/15/24	1,000	1,018
Series 2015 A1, 5% 11/15/29	765	780
Series 2016 D, 5% 11/15/27	1,500	1,567
Series 2017 A2:
5% 11/15/25	2,620	2,721
5% 11/15/26	5,815	6,155
Series 2017 B, 5% 11/15/24	665	677
Series 2017 C1, 5% 11/15/28	4,340	4,719
New York State Dorm. Auth.:
Series 2018 A, 5% 3/15/27 (Escrowed to Maturity)	970	1,044
Series 2021 A, 5% 3/15/29	1,500	1,697
Series 2023 A:
5% 3/15/29	5,000	5,655
5% 3/15/30	7,295	8,415
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 D2, 0.65%, tender 11/1/25 (b)	2,770	2,597
Series 2021 J2:
1%, tender 11/1/26 (b)	1,770	1,630
1.1%, tender 5/1/27 (b)	6,610	6,033
Series J, 0.75% 5/1/25	2,705	2,570
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2021 232:
5% 4/1/25 (c)	1,130	1,149
5% 10/1/26 (c)	1,580	1,647
Series 221, 3.5% 10/1/32 (c)	335	330
New York Thruway Auth. Gen. Rev. Series 2014 K, 5% 1/1/32	795	808
New York Trans. Dev. Corp.:
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
5% 12/1/24 (c)	1,500	1,513
5% 12/1/25 (c)	2,295	2,355
5% 12/1/26 (c)	1,180	1,230
Series 2020 C:
5% 12/1/24	1,000	1,015
5% 12/1/25	800	827
5% 12/1/26	1,250	1,318
5% 12/1/27	1,250	1,342
5% 12/1/28	1,300	1,421
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/26 (c)	13,300	13,869
5% 12/1/27 (c)	12,605	13,358
5% 12/1/28 (c)	600	646
New York Urban Dev. Corp. Rev. Series 2015 A, 5% 3/15/26	250	259
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A:
5% 4/1/25 (c)	625	634
5% 4/1/27 (c)	1,350	1,415
Suffolk County Gen. Oblig.:
Series 2022 A:
5% 6/15/24	655	661
5% 6/15/25	695	716
5% 6/15/29	965	1,088
Series 2022 B:
5% 10/1/25	800	830
5% 10/1/26	410	436
5% 10/1/28	670	746
Syracuse Reg'l. Arpt. Auth. Series 2021:
5% 7/1/25 (c)	750	765
5% 7/1/26 (c)	1,145	1,184
5% 7/1/27 (c)	1,515	1,589
Triborough Bridge & Tunnel Auth. Bonds:
Series 2021 A2:
2%, tender 5/15/26 (b)	7,870	7,570
2%, tender 5/15/28 (b)	2,575	2,410
Series 2021 B, 5%, tender 5/15/26 (b)	2,470	2,576
TOTAL NEW YORK		251,908
New York And New Jersey - 1.5%
Port Auth. of New York & New Jersey:
Series 188, 5% 5/1/25 (c)	1,980	2,026
Series 193:
5% 10/15/25 (c)	4,015	4,145
5% 10/15/29 (c)	1,350	1,384
Series 2015 193, 5% 10/15/27 (c)	7,425	7,625
Series 2023 242:
5% 12/1/27 (c)	2,700	2,886
5% 12/1/28 (c)	11,915	12,954
Series 223:
5% 7/15/25 (c)	1,500	1,541
5% 7/15/26 (c)	2,250	2,347
5% 7/15/27 (c)	3,055	3,243
5% 7/15/28 (c)	2,500	2,700
TOTAL NEW YORK AND NEW JERSEY		40,851
North Carolina - 1.7%
Asheville Spl. Obligations Series 2021, 5% 4/1/25	1,530	1,571
Charlotte Int'l. Arpt. Rev.:
Series 2019 B, 5% 7/1/27 (c)	735	782
Series 2021 B:
5% 7/1/26 (c)	5,535	5,774
5% 7/1/27 (c)	4,500	4,787
5% 7/1/28 (c)	1,675	1,812
5% 7/1/29 (c)	865	952
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds:
Series 2021 B, 5%, tender 12/2/24 (b)	4,200	4,263
Series 2021 C, 5%, tender 12/1/28 (b)	1,570	1,732
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/25 (Escrowed to Maturity)	1,115	1,154
5% 10/1/26 (Escrowed to Maturity)	1,360	1,441
North Carolina Cap. Facilities Fin. Agcy. Edl. Facilities Rev. Series 2021, 5% 5/1/25	260	266
North Carolina Grant Anticipation Rev. Series 2021:
5% 3/1/27	2,305	2,479
5% 3/1/28	2,375	2,615
North Carolina Hsg. Fin. Agcy. Home Ownership Rev.:
Series 2023 52A, 6.25% 1/1/55	1,200	1,328
Series 43, 4% 7/1/50	4,770	4,767
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	7,335	7,237
North Carolina Med. Care Commission Hosp. Rev. Bonds Series 2021 B, 5%, tender 2/1/26 (b)	1,110	1,153
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A, 5% 5/1/27 (c)	355	376
Union County Enterprise Systems Rev. Series 2021:
5% 6/1/26	750	793
5% 6/1/27	775	841
TOTAL NORTH CAROLINA		46,123
North Dakota - 0.2%
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	1,465	1,426
Series 2021 B, 3% 7/1/52	3,975	3,842
Series 2023 F, 6.25% 1/1/54	430	476
TOTAL NORTH DAKOTA		5,744
Ohio - 1.9%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5% 11/15/24	1,955	1,979
Series 2020:
5% 11/15/26	375	392
5% 11/15/27	185	196
American Muni. Pwr., Inc. Rev.:
Bonds Series 2021 A2, 1%, tender 8/15/24 (b)	2,150	2,114
Series 2021 A:
5% 2/15/26	300	313
5% 2/15/27	400	426
Series 2023 A:
5% 2/15/28	3,615	3,938
5% 2/15/29	4,555	5,064
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	1,225	1,249
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	490	500
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/27	1,000	1,072
5% 8/1/28	1,000	1,091
Miami Univ. Series 2022 A, 5% 9/1/24	125	127
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.)) Series 2021:
5% 8/1/27	575	616
5% 8/1/28	500	546
Ohio Cap. Facilities Lease (Adult Correctional Bldg. Fund Projs.) Series 2021 A, 5% 10/1/26	1,750	1,862
Ohio Higher Edl. Facility Commission Rev. Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (b)	1,345	1,282
Ohio Hosp. Rev. Bonds Series 2019 C, 2.75%, tender 5/1/28 (b)	3,920	3,902
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	230	232
(Mtg.-Backed Securities Prog.) Series 2023 B, 6% 3/1/55	1,545	1,719
Series 2021 C, 3.25% 3/1/51	16,335	15,961
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/25	2,065	2,100
5% 2/15/26	1,285	1,327
Series 2019, 5% 2/15/29	1,820	1,902
Univ. of Akron Gen. Receipts Series 2019 A, 5% 1/1/25	1,100	1,123
TOTAL OHIO		51,033
Oklahoma - 0.6%
Oklahoma County Independent School District #89 Oklahoma City Series 2023 A, 3% 7/1/26	14,520	14,602
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev.:
(Homeownership Ln. Prog.) Series 2023 C, 6% 3/1/54	285	317
(Homeownership Load Prog.) Series 2023 D, 6.5% 9/1/54	310	354
Oklahoma Tpk. Auth. Tpk. Rev. Series 2017 D, 5% 1/1/25	775	792
TOTAL OKLAHOMA		16,065
Oregon - 0.2%
Oregon Facilities Auth. Rev. (Samaritan Health Svcs. Proj.):
Series 2020 A:
5% 10/1/24	200	202
5% 10/1/25	225	230
5% 10/1/26	150	156
Series A, 5% 10/1/27	150	158
Oregon State Hsg. & Cmnty. Svcs. Dept. (Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	2,415	2,387
Port of Portland Arpt. Rev.:
Series 2020 27 A, 5% 7/1/29 (c)	430	469
Series 27 A, 5% 7/1/26 (c)	1,515	1,576
TOTAL OREGON		5,178
Pennsylvania - 2.9%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
5% 1/1/26 (c)	1,750	1,801
5% 1/1/27 (c)	2,000	2,094
5% 1/1/28 (c)	2,250	2,396
Allegheny County Indl. Dev. Auth. Rev. Series 2021, 3.5% 12/1/31	970	793
Allegheny County Sanitation Auth. Swr. Rev. Series 2020 A:
4% 6/1/25	200	203
5% 6/1/26	1,000	1,057
Commonwealth Fing. Auth. Rev. Series 2020 A, 5% 6/1/25	1,150	1,184
Geisinger Auth. Health Sys. Rev. Bonds:
Series 2020 B, 5%, tender 2/15/27 (b)	3,420	3,570
Series 2020 C, 5%, tender 4/1/30 (b)	3,625	3,970
Lancaster Muni. Auth. Rev. Series 2023 B, 5% 6/1/29	2,650	2,970
Montgomery County Higher Ed. & Health Auth. Rev. Series 2019, 5% 9/1/29	1,000	1,095
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2017 A, 0.58%, tender 8/1/24 (b)(c)	1,100	1,077
Series 2011, 2.15%, tender 7/1/24 (b)(c)	1,000	990
Pennsylvania Gen. Oblig.:
Series 2018:
3.2% 3/1/29	4,065	4,117
3.35% 3/1/30	6,055	6,142
Series 2019:
5% 7/15/28	1,760	1,952
5% 7/15/29	1,395	1,579
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2016 C, 5% 8/15/25	2,855	2,955
Pennsylvania Hsg. Fin. Agcy.:
Series 2020 13 2A, 3.5% 4/1/51	625	619
Series 2021 137, 3% 10/1/51	5,505	5,307
Pennsylvania Tpk. Commission Tpk. Rev. Series 2021 B:
5% 12/1/25	860	894
5% 12/1/26	1,000	1,064
5% 12/1/27	750	815
Philadelphia Arpt. Rev.:
Series 2015 A, 5% 6/15/24 (c)	600	604
Series 2017 A, 5% 7/1/24	490	495
Series 2017 B:
5% 7/1/24 (c)	4,790	4,822
5% 7/1/25 (c)	1,700	1,738
Series 2021:
5% 7/1/28 (c)	3,100	3,327
5% 7/1/29 (c)	1,830	1,994
Philadelphia School District:
Series 2018 A:
5% 9/1/24	1,000	1,011
5% 9/1/25	700	721
5% 9/1/26	750	787
Series 2019 A:
5% 9/1/24	1,050	1,061
5% 9/1/25	1,200	1,235
Series 2019 B, 5% 9/1/24	1,000	1,011
Reading School District Series 2017:
5% 3/1/25 (Assured Guaranty Muni. Corp. Insured)	320	326
5% 3/1/26 (Assured Guaranty Muni. Corp. Insured)	260	271
5% 3/1/27 (Assured Guaranty Muni. Corp. Insured)	250	266
5% 3/1/28 (Assured Guaranty Muni. Corp. Insured)	245	261
Southcentral Pennsylvania Gen. Auth. Rev. Series 2023 A, 5% 6/1/29	8,475	9,500
TOTAL PENNSYLVANIA		78,074
Puerto Rico - 0.7%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2022 A, 5% 7/1/28 (d)	7,500	7,614
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
Series 2021 A1:
0% 7/1/24	612	600
5.625% 7/1/29	2,265	2,457
Series 2022 A1, 5.375% 7/1/25	6,360	6,500
TOTAL PUERTO RICO		17,171
Rhode Island - 0.9%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/24	2,300	2,308
5% 5/15/25	5,385	5,465
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	460	460
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	955	946
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2018 A, 5% 12/1/25 (c)	845	869
Series 2019 A:
5% 12/1/24 (c)	1,275	1,292
5% 12/1/25 (c)	1,900	1,957
5% 12/1/26 (c)	1,000	1,047
5% 12/1/28 (c)	510	550
Series 2021 A, 5% 12/1/27 (c)	900	959
Series A:
4% 12/1/26 (c)	355	356
5% 12/1/26 (c)	1,200	1,256
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/24	1,885	1,895
5% 6/1/26	3,425	3,490
5% 6/1/27	980	1,000
TOTAL RHODE ISLAND		23,850
South Carolina - 0.7%
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/26	1,075	1,105
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	895	896
Series 2023 B, 6% 1/1/54	955	1,063
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (c)	2,910	2,982
Series 2015:
5.25% 7/1/50 (Pre-Refunded to 7/1/25 @ 100) (c)	4,805	4,941
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	2,310	2,375
South Carolina Pub. Svc. Auth. Rev.:
Series 2015 A, 5% 12/1/25	1,000	1,018
Series 2021 A:
5% 12/1/26	670	705
5% 12/1/27	750	803
Series 2021 B:
5% 12/1/24	1,400	1,419
5% 12/1/25	500	515
5% 12/1/26	500	526
5% 12/1/27	450	482
5% 12/1/28	800	871
TOTAL SOUTH CAROLINA		19,701
South Dakota - 0.0%
South Dakota Hsg. Dev. Auth. Series 2023 G, 6.25% 5/1/55	610	676
Tennessee - 1.4%
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B:
5% 7/1/26 (c)	2,000	2,076
5% 7/1/27 (c)	2,435	2,571
5% 7/1/28 (c)	3,125	3,354
5% 7/1/29 (c)	3,800	4,140
5% 7/1/30 (c)	3,000	3,311
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2022 B, 4% 1/1/26	8,000	8,216
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	11,590	11,691
Tennessee Hsg. Dev. Agcy. Residential Series 2021 3A, 3% 1/1/52	1,555	1,506
TOTAL TENNESSEE		36,865
Texas - 13.3%
Aledo Independent School District Series 2015, 0% 2/15/24	1,195	1,190
Austin Arpt. Sys. Rev.:
Series 2019 B:
5% 11/15/24 (c)	675	682
5% 11/15/25 (c)	650	667
Series 2019, 5% 11/15/24 (c)	2,500	2,526
Bastrop Independent School District Series 2023, 5% 2/15/30	1,150	1,309
Birdville Independent School District Series 2021, 5% 2/15/26	800	837
Boerne Independent School District Bonds Series 2023, 3.125%, tender 2/1/27 (b)	1,445	1,448
Brazos County Gen. Oblig. Series 2020, 1.5% 9/1/32	1,335	1,116
Central Reg'l. Mobility Auth.:
Series 2016, 5% 1/1/26	2,800	2,909
Series 2020 F, 5% 1/1/25	4,455	4,491
Series 2021 C, 5% 1/1/27	6,865	7,110
City of Denton:
Series 2020 A, 5% 2/15/26	1,025	1,076
Series 2020, 2% 2/15/31	1,325	1,199
Clear Creek Independent School District Bonds Series 2021 B, 0.28%, tender 8/15/24 (b)	4,370	4,286
Clint Independent School District Series 2015 A, 5% 2/15/26	1,600	1,637
Collin County Series 2020, 5% 2/15/26	1,040	1,091
Comal County Series 2017, 4% 2/1/26	1,780	1,827
Comal Independent School District Series 2020, 1.5% 2/1/31	7,135	6,182
Coppell Tex Series 2020:
1% 2/1/31	1,395	1,144
1.125% 2/1/32	1,405	1,134
Cypress-Fairbanks Independent School District Bonds:
Series 2015 B1, 0.28%, tender 8/15/24 (b)	6,105	5,987
Series 2015 B2, 0.28%, tender 8/15/24 (b)	9,645	9,459
Dallas Fort Worth Int'l. Arpt. Rev. Series 2020 A, 5% 11/1/26	2,595	2,770
Denton Independent School District:
Bonds Series 2014 B:
2%, tender 8/1/24 (b)	265	264
2%, tender 8/1/24 (b)	2,580	2,562
2%, tender 8/1/24 (b)	505	502
Series 2016, 0% 8/15/25	1,610	1,537
El Paso Independent School District Series 2020, 5% 8/15/24	650	658
El Paso Wtr. & Swr. Rev.:
Series 2017, 5% 3/1/30	1,750	1,876
Series 2020, 3% 3/1/30	1,150	1,156
Fort Bend Independent School District Bonds:
Series 2020 B, 0.875%, tender 8/1/25 (b)	9,400	8,989
Series 2021 B, 0.72%, tender 8/1/26 (b)	2,970	2,801
Fort Worth Gen. Oblig. Series 2020, 5% 3/1/26	3,800	3,983
Goose Creek Consolidated Independent School District Bonds Series 2021 B, 0.6%, tender 8/17/26 (b)	3,500	3,298
Grand Parkway Trans. Corp. Bonds Series 2023, 5%, tender 4/1/28 (b)	10,430	11,243
Hallsville Independent School District Series 2020, 5% 2/15/30	1,000	1,122
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2016, 5% 11/15/25	1,500	1,554
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/26 (b)	6,545	6,882
Series 2020 A, 0.9%, tender 5/15/25 (b)	4,845	4,649
Series 2020 C, 5%, tender 12/1/26 (b)	7,000	7,361
Series 2014 A, 5% 12/1/26	1,085	1,104
Hays Consolidated Independent School District Series 2022:
5% 2/15/27	650	700
5% 2/15/28	650	717
5% 2/15/29	1,000	1,127
Houston Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/25 (c)	1,550	1,584
Series 2018 C:
5% 7/1/26 (c)	500	520
5% 7/1/27 (c)	905	958
Series 2020 B, 5% 7/1/26	2,250	2,382
Houston Gen. Oblig. Series 2017 A, 5% 3/1/27	1,545	1,662
Hutto Independent School District Bonds Series 2015, 2%, tender 8/1/25 (b)	1,250	1,230
Kilgore Independent School District Series 2020, 5% 2/15/26	1,075	1,126
Llano Texas Independent School District Series 2023:
5% 2/15/28	1,150	1,261
5% 2/15/29	500	560
5% 2/15/30	1,500	1,711
5% 2/15/31	750	812
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (c)	1,075	1,095
5% 11/1/30 (c)	1,960	1,992
Series 2021:
5% 11/1/24 (c)	2,615	2,644
5% 11/1/25 (c)	3,920	4,030
5% 11/1/26 (c)	2,845	2,962
5% 11/1/27 (c)	2,885	3,053
5% 11/1/28 (c)	11,150	12,011
5% 11/1/29 (c)	11,705	12,782
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2021, 5% 5/15/25	1,315	1,353
Series 2023, 5% 5/15/26	6,625	6,989
Series 2022:
5% 5/15/26 (Assured Guaranty Muni. Corp. Insured)	1,805	1,904
5% 5/15/27 (Assured Guaranty Muni. Corp. Insured)	1,385	1,496
Lubbock Elec. Lt. & Pwr. Sys. Rev. Series 2021, 5% 4/15/27	1,450	1,555
McKinney Independent School District Series 2021:
5% 2/15/26	1,245	1,306
5% 2/15/27	1,300	1,399
Medina Valley Texas Independent School District Series 2023:
5% 2/15/28 (Permanent School Fund of Texas Insured)	1,825	2,001
5% 2/15/29 (Permanent School Fund of Texas Insured)	1,605	1,797
5% 2/15/30 (Permanent School Fund of Texas Insured)	3,065	3,496
5% 2/15/31 (Permanent School Fund of Texas Insured)	4,555	5,281
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (b)	1,645	1,633
Midway Independent School District Series 2021, 4% 8/1/27	1,425	1,494
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2018, 0.000% x SIFMA Municipal Swap Index 4.245%, tender 1/4/24 (b)(c)(f)	8,320	8,277
New Caney Independent School District Bonds Series 2018, 1.25%, tender 8/15/24 (b)	7,200	7,112
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,425	2,519
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (b)	2,345	2,321
North Texas Tollway Auth. Rev. Series 2021 B, 5% 1/1/29	1,970	2,206
Northside Independent School District Bonds:
Series 2019, 1.6%, tender 8/1/24 (b)	7,660	7,588
Series 2020, 0.7%, tender 6/1/25 (b)	11,510	11,138
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (b)	6,615	6,544
Pecos Barstow Toyah Independent School District Series 2023, 5% 2/15/30	2,200	2,395
Pharr San Juan Alamo Independent School District Series 2016, 5% 2/1/26	1,130	1,155
Plano Wtrwks. & Swr. Sys. Rev. Series 2021, 4% 5/1/28	1,110	1,182
Prosper Independent School District Series 2021 A, 5% 2/15/26	1,015	1,064
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/24 (c)	1,750	1,762
5% 7/1/24 (c)	1,000	1,007
5% 7/1/25 (c)	1,250	1,278
5% 7/1/25 (c)	1,350	1,380
5% 7/1/26 (c)	1,500	1,561
5% 7/1/26 (c)	1,460	1,516
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2015 D, 1.125%, tender 12/1/26 (b)	10,810	9,846
Series 2022, 2%, tender 12/1/27 (b)	3,145	2,956
Tarrant County College Series 2022, 5% 8/15/27	3,000	3,269
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	4,490	4,664
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A, 5% 2/15/26	1,465	1,529
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Series 2023 B, 6% 1/1/54	3,960	4,408
Texas Gen. Oblig. Series 2020 B:
3% 8/1/25 (c)	4,610	4,599
3% 8/1/26 (c)	4,845	4,838
4% 8/1/27 (c)	5,085	5,244
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	16,470	15,314
Texas Wtr. Dev. Board Rev.:
Series 2016:
4% 10/15/30	4,600	4,730
5% 4/15/29	7,500	7,959
Series 2022, 5% 8/1/30	1,210	1,401
Waco Gen. Oblig. Series 2021 A, 1.5% 2/1/31	3,770	3,193
Waxahachie Independent School District Series 2021, 3% 8/15/30	1,905	1,928
Wichita Falls Independent School District Series 2021:
4% 2/1/25	600	607
4% 2/1/26	850	872
4% 2/1/27	1,100	1,145
4% 2/1/28	900	950
TOTAL TEXAS		353,698
Utah - 0.8%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/27 (c)	510	541
Series 2018 A, 5% 7/1/26 (c)	2,550	2,654
Series 2021 B:
5% 7/1/24	250	252
5% 7/1/25	530	547
5% 7/1/26	1,150	1,217
5% 7/1/27	750	811
Utah County Hosp. Rev. Bonds Series 2020 B2, 5%, tender 8/1/26 (b)	13,205	13,821
TOTAL UTAH		19,843
Vermont - 0.2%
Vermont Hsg. Fin. Agcy. Series 2021 B, 3% 11/1/51	1,811	1,747
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2017 A:
5% 6/15/26 (c)	1,045	1,084
5% 6/15/27 (c)	560	591
Series 2021 A:
5% 6/15/27 (c)	350	369
5% 6/15/28 (c)	425	450
5% 6/15/29 (c)	400	428
TOTAL VERMONT		4,669
Virginia - 0.9%
Arlington County IDA Hosp. Facilities Series 2020, 5% 7/1/25	500	513
Fairfax County Redev. & Hsg. Auth. Rev. Bonds (Dominion Square North Proj.) Series 2023, 5%, tender 1/1/28 (b)	1,055	1,116
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,290	2,306
Loudoun County Gen. Oblig. Series 2016 A, 2.5% 12/1/28	1,345	1,314
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (b)	6,750	6,283
Norfolk Arpt. Auth. Series 2021 A:
5% 7/1/27	750	806
5% 7/1/28	1,000	1,098
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series 2018 A, 5%, tender 11/1/28 (b)	875	964
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	1,185	1,193
5% 6/15/25	980	1,005
5% 6/15/26	1,680	1,755
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.):
Series 2009 A, 0.75%, tender 9/2/25 (b)	3,000	2,793
Series 2010 A, 1.2%, tender 5/31/24 (b)	1,725	1,698
TOTAL VIRGINIA		22,844
Washington - 2.5%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,230	1,086
King County Hsg. Auth. Rev.:
Series 2019:
4% 11/1/24	1,075	1,083
4% 11/1/25	1,260	1,281
4% 11/1/30	1,575	1,638
Series 2021:
3% 6/1/25	830	818
4% 12/1/28	375	389
4% 12/1/30	575	599
4% 12/1/31	450	465
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	21,845	20,220
King County Wash Hsg. Auth. Afford (Kirkland Heights Proj.):
Series 2023 A1, 5% 1/1/28	760	787
Series 2023 A2, 5% 1/1/28	380	401
Port of Seattle Rev.:
Series 2013, 5% 7/1/24 (c)	775	776
Series 2015 B, 5% 3/1/25	450	456
Series 2019, 5% 4/1/25 (c)	2,700	2,754
Series 2021 C:
5% 8/1/24 (c)	5,290	5,336
5% 8/1/25 (c)	2,660	2,730
5% 8/1/26 (c)	3,655	3,812
5% 8/1/27 (c)	2,260	2,398
5% 8/1/28 (c)	6,320	6,809
Seattle Hsg. Auth. Rev.:
(Juniper Apts. Proj.) Series 2023, 5% 6/1/27	1,290	1,347
(Northgate Plaza Proj.) Series 2021, 1% 6/1/26	1,545	1,447
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/25	660	674
5% 1/1/26	390	407
Washington Health Care Facilities Auth. Rev. (Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	1,450	1,478
5% 8/15/26	2,560	2,639
5% 8/15/27	2,425	2,537
Washington Hsg. Fin. Commission Series 2021 2N:
5% 12/1/25	915	949
5% 6/1/27	500	535
TOTAL WASHINGTON		65,851
West Virginia - 0.2%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1%, tender 9/1/25 (b)(c)	5,650	5,291
West Virginia Gen. Oblig. Series 2018 A, 5% 6/1/26	1,075	1,137
TOTAL WEST VIRGINIA		6,428
Wisconsin - 1.3%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/27	1,085	1,139
Madison Gen. Oblig. Series 2020 A, 1.375% 10/1/30	7,065	6,027
Milwaukee Gen. Oblig. Series 2018 N4, 5% 4/1/25	7,860	8,003
Roseman Univ. of Health Series 2018 A, 5% 12/1/27	760	779
Wisconsin Health & Edl. Facilities Bonds:
Series 2018 C1, 5%, tender 7/29/26 (b)	1,210	1,264
Series 2020 C, 5%, tender 2/15/27 (b)	5,000	5,180
Wisconsin Health & Edl. Facilities Auth. Rev.:
Bonds Series 2018 C3, 5%, tender 6/24/26 (b)	2,675	2,791
Series 2018 B2, 5%, tender 6/24/26 (b)	3,670	3,829
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	1,350	1,304
Series 2021 C, 3% 9/1/52	2,075	2,010
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	345	340
0.81%, tender 5/1/25 (b)	1,335	1,276
TOTAL WISCONSIN		33,942
Wyoming - 0.0%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021, 4% 5/1/27	370	384
TOTAL MUNICIPAL BONDS (Cost $2,676,378)		2,615,130

Money Market Funds - 0.7%
	Shares	Value ($) (000s)
Fidelity Municipal Cash Central Fund 4.24% (g)(h) (Cost $19,565)	19,560,688	19,565

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $2,695,943)	2,634,695
NET OTHER ASSETS (LIABILITIES) - 0.7%	19,151
NET ASSETS - 100.0%	2,653,846

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,904,000 or 0.8% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	3,873	715,500	699,808	1,054	-	-	19,565	0.8%
Total	3,873	715,500	699,808	1,054	-	-	19,565

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	2,615,130	-	2,615,130	-

Money Market Funds	19,565	19,565	-	-
Total Investments in Securities:	2,634,695	19,565	2,615,130	-
Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,676,378)	$2,615,130
Fidelity Central Funds (cost $19,565)	19,565

Total Investment in Securities (cost $2,695,943)		$2,634,695
Cash		100
Receivable for fund shares sold		2,491
Interest receivable		28,650
Distributions receivable from Fidelity Central Funds		126
Receivable from investment adviser for expense reductions		22
Other receivables		1
Total assets		2,666,085
Liabilities
Payable for investments purchased on a delayed delivery basis	$6,411
Payable for fund shares redeemed	3,844
Distributions payable	1,250
Accrued management fee	444
Distribution and service plan fees payable	31
Other affiliated payables	221
Other payables and accrued expenses	38
Total Liabilities		12,239
Net Assets		$2,653,846
Net Assets consist of:
Paid in capital		$2,738,351
Total accumulated earnings (loss)		(84,505)
Net Assets		$2,653,846

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($121,653 ÷ 11,718 shares)(a)		$10.38
Maximum offering price per share (100/97.25 of $10.38)		$10.67
Class M :
Net Asset Value and redemption price per share ($7,792 ÷ 752 shares)(a)		$10.36
Maximum offering price per share (100/97.25 of $10.36)		$10.65
Class C :
Net Asset Value and offering price per share ($4,562 ÷ 440 shares)(a)(b)		$10.36
Limited Term Municipal Income :
Net Asset Value, offering price and redemption price per share ($1,872,734 ÷ 180,708 shares)		$10.36
Class I :
Net Asset Value, offering price and redemption price per share ($294,036 ÷ 28,358 shares)		$10.37
Class Z :
Net Asset Value, offering price and redemption price per share ($353,069 ÷ 34,055 shares)		$10.37
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Amounts in thousands		Year ended December 31, 2023
Investment Income
Interest		$55,901
Income from Fidelity Central Funds		1,054
Total Income		56,955
Expenses
Management fee	$6,634
Transfer agent fees	2,807
Distribution and service plan fees	421
Accounting fees and expenses	126
Custodian fees and expenses	9
Independent trustees' fees and expenses	10
Registration fees	99
Audit	15
Miscellaneous	29
Total expenses before reductions	10,150
Expense reductions	(1,182)
Total expenses after reductions		8,968
Net Investment income (loss)		47,987
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(11,359)
Total net realized gain (loss)		(11,359)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	66,472
Total change in net unrealized appreciation (depreciation)		66,472
Net gain (loss)		55,113
Net increase (decrease) in net assets resulting from operations		$103,100
Statement of Changes in Net Assets

Amount in thousands	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,987	$41,485
Net realized gain (loss)	(11,359)	(12,224)
Change in net unrealized appreciation (depreciation)	66,472	(192,394)
Net increase (decrease) in net assets resulting from operations	103,100	(163,133)
Distributions to shareholders	(47,365)	(41,781)

Share transactions - net increase (decrease)	(282,666)	(583,612)
Total increase (decrease) in net assets	(226,931)	(788,526)

Net Assets
Beginning of period	2,880,777	3,669,303
End of period	$2,653,846	$2,880,777

Financial Highlights
Fidelity Advisor® Limited Term Municipal Income Fund Class A

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.16	$10.79	$10.89	$10.72	$10.49
Income from Investment Operations
Net investment income (loss) A,B	.150	.109	.102	.141	.150
Net realized and unrealized gain (loss)	.218	(.629)	(.094)	.183	.250
Total from investment operations	.368	(.520)	.008	.324	.400
Distributions from net investment income	(.148)	(.110)	(.103)	(.142)	(.150)
Distributions from net realized gain	-	-	(.005)	(.012)	(.020)
Total distributions	(.148)	(.110)	(.108)	(.154)	(.170)
Net asset value, end of period	$10.38	$10.16	$10.79	$10.89	$10.72
Total Return C,D	3.66%	(4.82)%	.07%	3.04%	3.83%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.67%	.80%	.80%	.80%	.80%
Expenses net of fee waivers, if any	.58%	.66%	.66%	.66%	.78%
Expenses net of all reductions	.58%	.66%	.66%	.66%	.78%
Net investment income (loss)	1.47%	1.06%	.94%	1.31%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$122	$156	$223	$202	$180
Portfolio turnover rate G	24%	20%	20%	19%	43%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Limited Term Municipal Income Fund Class M

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.14	$10.77	$10.87	$10.70	$10.47
Income from Investment Operations
Net investment income (loss) A,B	.150	.110	.104	.142	.154
Net realized and unrealized gain (loss)	.218	(.629)	(.095)	.182	.250
Total from investment operations	.368	(.519)	.009	.324	.404
Distributions from net investment income	(.148)	(.111)	(.104)	(.142)	(.154)
Distributions from net realized gain	-	-	(.005)	(.012)	(.020)
Total distributions	(.148)	(.111)	(.109)	(.154)	(.174)
Net asset value, end of period	$10.36	$10.14	$10.77	$10.87	$10.70
Total Return C,D	3.67%	(4.82)%	.08%	3.06%	3.88%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.63%	.72%	.72%	.74%	.75%
Expenses net of fee waivers, if any	.58%	.65%	.65%	.65%	.74%
Expenses net of all reductions	.58%	.65%	.65%	.65%	.74%
Net investment income (loss)	1.47%	1.07%	.95%	1.32%	1.45%
Supplemental Data
Net assets, end of period (in millions)	$8	$9	$8	$10	$12
Portfolio turnover rate G	24%	20%	20%	19%	43%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Limited Term Municipal Income Fund Class C

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.14	$10.77	$10.87	$10.70	$10.47
Income from Investment Operations
Net investment income (loss) A,B	.076	.035	.024	.064	.072
Net realized and unrealized gain (loss)	.217	(.629)	(.094)	.182	.250
Total from investment operations	.293	(.594)	(.070)	.246	.322
Distributions from net investment income	(.073)	(.036)	(.025)	(.064)	(.072)
Distributions from net realized gain	-	-	(.005)	(.012)	(.020)
Total distributions	(.073)	(.036)	(.030)	(.076)	(.092)
Net asset value, end of period	$10.36	$10.14	$10.77	$10.87	$10.70
Total Return C,D	2.91%	(5.51)%	(.65)%	2.31%	3.08%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.34%	1.50%	1.51%	1.52%	1.54%
Expenses net of fee waivers, if any	1.31%	1.38%	1.38%	1.38%	1.52%
Expenses net of all reductions	1.31%	1.38%	1.38%	1.38%	1.52%
Net investment income (loss)	.74%	.34%	.22%	.59%	.67%
Supplemental Data
Net assets, end of period (in millions)	$5	$8	$10	$15	$20
Portfolio turnover rate G	24%	20%	20%	19%	43%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Limited Term Municipal Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.15	$10.77	$10.87	$10.70	$10.47
Income from Investment Operations
Net investment income (loss) A,B	.177	.139	.134	.172	.185
Net realized and unrealized gain (loss)	.208	(.619)	(.095)	.182	.250
Total from investment operations	.385	(.480)	.039	.354	.435
Distributions from net investment income	(.175)	(.140)	(.134)	(.172)	(.185)
Distributions from net realized gain	-	-	(.005)	(.012)	(.020)
Total distributions	(.175)	(.140)	(.139)	(.184)	(.205)
Net asset value, end of period	$10.36	$10.15	$10.77	$10.87	$10.70
Total Return C	3.84%	(4.46)%	.36%	3.34%	4.18%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.34%	.47%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.31%	.37%	.37%	.37%	.45%
Expenses net of all reductions	.31%	.37%	.37%	.37%	.45%
Net investment income (loss)	1.74%	1.35%	1.23%	1.60%	1.74%
Supplemental Data
Net assets, end of period (in millions)	$1,873	$2,006	$2,565	$2,420	$2,245
Portfolio turnover rate F	24%	20%	20%	19%	43%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Limited Term Municipal Income Fund Class I

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.15	$10.78	$10.88	$10.71	$10.48
Income from Investment Operations
Net investment income (loss) A,B	.177	.139	.133	.172	.178
Net realized and unrealized gain (loss)	.217	(.629)	(.094)	.183	.250
Total from investment operations	.394	(.490)	.039	.355	.428
Distributions from net investment income	(.174)	(.140)	(.134)	(.173)	(.178)
Distributions from net realized gain	-	-	(.005)	(.012)	(.020)
Total distributions	(.174)	(.140)	(.139)	(.185)	(.198)
Net asset value, end of period	$10.37	$10.15	$10.78	$10.88	$10.71
Total Return C	3.93%	(4.55)%	.36%	3.34%	4.11%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.42%	.55%	.54%	.55%	.54%
Expenses net of fee waivers, if any	.32%	.37%	.37%	.37%	.51%
Expenses net of all reductions	.32%	.37%	.37%	.37%	.51%
Net investment income (loss)	1.73%	1.35%	1.23%	1.60%	1.68%
Supplemental Data
Net assets, end of period (in millions)	$294	$343	$420	$335	$276
Portfolio turnover rate F	24%	20%	20%	19%	43%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Limited Term Municipal Income Fund Class Z

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.15	$10.77	$10.87	$10.71	$10.48
Income from Investment Operations
Net investment income (loss) A,B	.181	.145	.140	.178	.189
Net realized and unrealized gain (loss)	.219	(.619)	(.094)	.173	.250
Total from investment operations	.400	(.474)	.046	.351	.439
Distributions from net investment income	(.180)	(.146)	(.141)	(.179)	(.189)
Distributions from net realized gain	-	-	(.005)	(.012)	(.020)
Total distributions	(.180)	(.146)	(.146)	(.191)	(.209)
Net asset value, end of period	$10.37	$10.15	$10.77	$10.87	$10.71
Total Return C	3.99%	(4.40)%	.42%	3.31%	4.22%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.30%	.43%	.42%	.43%	.43%
Expenses net of fee waivers, if any	.27%	.31%	.31%	.31%	.40%
Expenses net of all reductions	.27%	.31%	.31%	.31%	.40%
Net investment income (loss)	1.78%	1.41%	1.29%	1.66%	1.79%
Supplemental Data
Net assets, end of period (in millions)	$353	$358	$444	$336	$214
Portfolio turnover rate F	24%	20%	20%	19%	43%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023
(Amounts in thousands except percentages)

1. Organization.
Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Limited Term Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,885
Gross unrealized depreciation	(74,652)
Net unrealized appreciation (depreciation)	$(60,767)
Tax Cost	$2,695,462

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(23,548)
Net unrealized appreciation (depreciation) on securities and other investments	$(60,767)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(7,999)
Long-term	(15,549)
Total capital loss carryforward	$(23,548)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Tax-exempt Income	$47,365	$41,781

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Limited Term Municipal Income Fund	657,894	871,532
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective April 1, 2023, the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, transfer agent fees, distribution and service plan fees and certain other expenses such as proxy and shareholder meeting expenses.

Prior to April 1, 2023, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annualized management fee rate was .24% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$340	$22
Class M	- %	.25%	21	-A
Class C	.75%	.25%	60	7
			$421	$29

A Amount represents less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2
Class M	1
Class CA	-B
$3

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

B Amount represents less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$238.18
Class M	11.13
Class C	5.09
Limited Term Municipal Income	1,824.09
Class I	541.17
Class Z	188.05
	$2,807

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Limited Term Municipal Income Fund	-A

A Amount represents less than .005.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Limited Term Municipal Income Fund	-	47,458	(410)

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Limited Term Municipal Income Fund	$3
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.66%/.55%A	$130
Class M	.65%/.55%A	4
Class C	1.38%/1.30%A	2
Limited Term Municipal Income	.37%/.30%A	564
Class I	.37%/.30%A	321
Class Z	.31%/noneA	119
		$1,140

A  Expense limitation effective April 1, 2023.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $40.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Limited Term Municipal Income Fund
Distributions to shareholders
Class A	$1,959	$1,933
Class M	120	82
Class C	42	32
Limited Term Municipal Income	33,173	28,885
Class I	5,449	4,897
Class Z	6,622	5,952
Total	$47,365	$41,781

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
Fidelity Limited Term Municipal Income Fund
Class A
Shares sold	2,489	6,044	$25,425	$61,982
Reinvestment of distributions	184	180	1,879	1,849
Shares redeemed	(6,334)	(11,521)	(64,635)	(118,312)
Net increase (decrease)	(3,661)	(5,297)	$(37,331)	$(54,481)
Class M
Shares sold	132	300	$1,348	$3,052
Reinvestment of distributions	11	7	112	76
Shares redeemed	(263)	(148)	(2,686)	(1,516)
Net increase (decrease)	(120)	159	$(1,226)	$1,612
Class C
Shares sold	59	403	$616	$4,152
Reinvestment of distributions	4	3	39	28
Shares redeemed	(405)	(515)	(4,125)	(5,255)
Net increase (decrease)	(342)	(109)	$(3,470)	$(1,075)
Limited Term Municipal Income
Shares sold	53,880	112,135	$547,805	$1,145,791
Reinvestment of distributions	2,224	2,045	22,645	20,907
Shares redeemed	(73,154)	(154,578)	(743,019)	(1,584,880)
Net increase (decrease)	(17,050)	(40,398)	$(172,569)	$(418,182)
Class I
Shares sold	11,502	31,496	$117,161	$322,175
Reinvestment of distributions	494	441	5,032	4,514
Shares redeemed	(17,454)	(37,086)	(177,646)	(379,632)
Net increase (decrease)	(5,458)	(5,149)	$(55,453)	$(52,943)
Class Z
Shares sold	17,631	40,549	$179,391	$414,776
Reinvestment of distributions	387	402	3,938	4,114
Shares redeemed	(19,252)	(46,884)	(195,945)	(477,433)
Net increase (decrease)	(1,234)	(5,933)	$(12,616)	$(58,543)

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
Fidelity® Limited Term Municipal Income Fund
Class A	.55%
Actual		$ 1,000	$ 1,025.70	$ 2.81
Hypothetical-B		$ 1,000	$ 1,022.43	$ 2.80
Class M	.55%
Actual		$ 1,000	$ 1,025.70	$ 2.81
Hypothetical-B		$ 1,000	$ 1,022.43	$ 2.80
Class C	1.27%
Actual		$ 1,000	$ 1,021.90	$ 6.47
Hypothetical-B		$ 1,000	$ 1,018.80	$ 6.46
Fidelity® Limited Term Municipal Income Fund	.29%
Actual		$ 1,000	$ 1,027.00	$ 1.48
Hypothetical-B		$ 1,000	$ 1,023.74	$ 1.48
Class I	.30%
Actual		$ 1,000	$ 1,027.00	$ 1.53
Hypothetical-B		$ 1,000	$ 1,023.69	$ 1.53
Class Z	.25%
Actual		$ 1,000	$ 1,028.20	$ 1.28
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends were free from federal income tax, and 23.19% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Limited Term Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 0.55%, 0.55%, 1.30%, 0.30%, and 0.30% through April 30, 2024.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,160,118,778.550	97.240
Withheld	316,510,692.230	2.760
TOTAL	11,476,629,470.780	100.000
Jennifer Toolin McAuliffe
Affirmative	11,160,843,041.160	97.250
Withheld	315,786,429.620	2.750
TOTAL	11,476,629,470.780	100.000
Christine J. Thompson
Affirmative	11,156,602,115.000	97.210
Withheld	320,027,355.780	2.790
TOTAL	11,476,629,470.780	100.000
Elizabeth S. Acton
Affirmative	11,110,214,430.850	96.810
Withheld	366,415,039.930	3.190
TOTAL	11,476,629,470.780	100.000
Laura M. Bishop
Affirmative	11,132,012,161.210	97.000
Withheld	344,617,309.570	3.000
TOTAL	11,476,629,470.780	100.000
Ann E. Dunwoody
Affirmative	11,125,767,777.290	96.940
Withheld	350,861,693.490	3.060
TOTAL	11,476,629,470.780	100.000
John Engler
Affirmative	11,009,456,697.420	95.930
Withheld	467,172,773.360	4.070
TOTAL	11,476,629,470.780	100.000
Robert F. Gartland
Affirmative	11,139,433,974.390	97.060
Withheld	337,195,496.390	2.940
TOTAL	11,476,629,470.780	100.000
Robert W. Helm
Affirmative	11,140,155,147.040	97.070
Withheld	336,474,323.740	2.930
TOTAL	11,476,629,470.780	100.000
Arthur E. Johnson
Affirmative	11,087,922,630.810	96.610
Withheld	388,706,839.970	3.390
TOTAL	11,476,629,470.780	100.000
Michael E. Kenneally
Affirmative	11,003,372,175.210	95.880
Withheld	473,257,295.570	4.120
TOTAL	11,476,629,470.780	100.000
Mark A. Murray
Affirmative	11,139,176,322.830	97.060
Withheld	337,453,147.950	2.940
TOTAL	11,476,629,470.780	100.000
Carol J. Zierhoffer
Affirmative	11,137,882,609.000	97.050
Withheld	338,746,861.780	2.950
TOTAL	11,476,629,470.780	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.536709.127
STM-ANN-0224
Fidelity® Michigan Municipal Income Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	6.00%	1.94%	2.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund gained 6.00%, lagging, net of fees, the 6.36% advance of the Bloomberg Michigan Enhanced Municipal Bond Index and the 6.40% gain of the broad-based benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state index, the fund's overweight to lower-coupon securities, which underperformed this period, detracted from relative performance. Differences in the way fund holdings and index components were priced also hurt the relative result. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider. In contrast, the fund's overweight to lower-quality investment-grade munis contributed to performance versus the state index, as these securities outpaced higher-quality bonds. The fund's overweights to higher education, tobacco settlement and airport bonds also added value, thanks to the segments' outperformance amid strong investor demand for higher-yielding securities. The fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds that were somewhat cushioned from rising interest rates, was another relative contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Revenue Sources (% of Fund's net assets)
Health Care	21.7
General Obligations	20.0
Transportation	12.9
Education	11.7
Housing	8.8
Water & Sewer	6.9
Electric Utilities	5.2
Others* (Individually Less Than 5%)	12.8
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 94.7%
	Principal Amount (a)	Value ($)
Guam - 0.2%
Guam Pwr. Auth. Rev. Series 2022 A, 5% 10/1/44	1,000,000	1,047,405
Michigan - 92.7%
Ann Arbor Pub. School District Series 2023, 4% 5/1/40	3,000,000	3,124,490
Bloomfield Hills Schools District Series 2020, 4% 5/1/50	1,500,000	1,499,094
Byron Ctr. Pub. Schools Series 2023 II, 5.25% 5/1/53	3,570,000	3,910,193
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,030,942
5% 5/1/33	1,000,000	1,030,044
5% 5/1/34	1,075,000	1,105,369
Detroit Downtown Dev. Auth. Tax Series A:
5% 7/1/29 (Assured Guaranty Muni. Corp. Insured)	1,340,000	1,350,465
5% 7/1/31 (Assured Guaranty Muni. Corp. Insured)	1,775,000	1,787,906
Detroit Gen. Oblig.:
Series 2020:
5.5% 4/1/35	1,040,000	1,152,677
5.5% 4/1/36	435,000	479,725
5.5% 4/1/37	465,000	509,475
5.5% 4/1/38	490,000	531,339
Series 2021 A:
5% 4/1/37	1,875,000	1,997,181
5% 4/1/39	1,210,000	1,271,571
Series 2023 C, 6% 5/1/43	1,500,000	1,686,855
Detroit Swr. Disp. Rev.:
Series 2001 B, 5.5% 7/1/29 (Assured Guaranty Corp. Insured)	25,000	26,425
Series 2006, 5% 7/1/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,000	10,016
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (Assured Guaranty Muni. Corp. Insured)	735,000	800,617
5% 4/1/34 (Assured Guaranty Muni. Corp. Insured)	520,000	562,818
5% 4/1/35 (Assured Guaranty Muni. Corp. Insured)	500,000	538,482
Farmington Pub. School District Gen. Oblig. Series 2020, 4% 5/1/40	3,000,000	3,053,357
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/38	1,800,000	1,699,325
4% 7/1/41	1,395,000	1,258,161
Gerald R. Ford Int'l. Arpt. Auth. Rev. Series 2021:
5% 1/1/26 (b)	225,000	233,858
5% 1/1/27 (b)	325,000	344,648
5% 1/1/28 (b)	235,000	253,494
5% 1/1/29 (b)	525,000	575,438
5% 1/1/30 (b)	425,000	471,718
5% 1/1/31 (b)	725,000	816,116
5% 1/1/32 (b)	725,000	826,814
5% 1/1/33 (b)	1,000,000	1,139,714
5% 1/1/34 (b)	1,000,000	1,138,676
5% 1/1/35 (b)	850,000	965,656
5% 1/1/36 (b)	600,000	677,738
5% 1/1/37 (b)	700,000	784,523
5% 1/1/38 (b)	1,170,000	1,291,417
5% 1/1/39 (b)	1,000,000	1,099,594
5% 1/1/40 (b)	1,000,000	1,094,482
5% 1/1/41 (b)	1,100,000	1,199,186
5% 1/1/46 (b)	2,000,000	2,138,104
Grand Rapids Pub. Schools Series 2017, 5% 5/1/29 (Assured Guaranty Muni. Corp. Insured)	480,000	514,042
Grand Rapids San. Swr. Sys. Rev. Series 2018:
5% 1/1/34	550,000	599,263
5% 1/1/35	400,000	436,233
5% 1/1/38	655,000	701,703
Grand Rapids Wtr. Supply Sys. Series 2016:
5% 1/1/31	250,000	259,202
5% 1/1/32	320,000	331,464
5% 1/1/33	550,000	569,056
Grand Traverse County Hosp. Fin. Auth.:
Series 2019 A:
5% 7/1/44	1,110,000	1,154,512
5% 7/1/49	2,615,000	2,696,499
Series 2021, 3% 7/1/51	1,500,000	1,059,562
Grand Valley Michigan State Univ. Rev. Series 2018:
5% 12/1/34	1,075,000	1,155,065
5% 12/1/35	1,225,000	1,310,406
5% 12/1/37	1,375,000	1,453,543
5% 12/1/38	875,000	921,907
5% 12/1/43	1,400,000	1,461,442
Grandville Pub. Schools District Series 2020:
4% 5/1/39 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,023,165
4% 5/1/40 (Assured Guaranty Muni. Corp. Insured)	1,300,000	1,329,021
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B, 5% 7/1/27	15,000	15,824
Series 2018 A, 5% 7/1/43	10,000,000	10,551,907
Series 2018 B, 5% 7/1/29	15,000	16,921
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev.:
Series 2016 C, 5.25% 7/1/35	2,000,000	2,099,716
Series 2020 B:
5% 7/1/45	1,850,000	1,982,688
5% 7/1/49	1,300,000	1,389,713
Grosse Pointe Pub. School Sys. Series 2021, 3% 5/1/33	1,000,000	981,478
Holland School District Series 2023 II:
4% 11/1/39	1,855,000	1,927,123
4% 11/1/40	1,915,000	1,979,752
Kalamazoo County Mich Series 2021:
2% 5/1/38	1,660,000	1,285,382
3% 5/1/30	1,690,000	1,703,813
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
4% 5/15/36	1,985,000	2,004,525
5% 5/15/28	775,000	807,865
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	5,000	5,257
5% 5/15/30	4,970,000	5,165,325
5% 5/15/30 (Pre-Refunded to 5/15/26 @ 100)	30,000	31,539
Kentwood Econ. Dev. Corp.:
Series 2021, 4% 11/15/45	500,000	382,077
Series 2022:
4% 11/15/31	970,000	903,306
4% 11/15/43	2,250,000	1,766,877
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (c)	2,000,000	1,897,931
Lansing Mich Series 2023 B, 4% 6/1/40 (Assured Guaranty Muni. Corp. Insured)	4,810,000	4,952,935
Lincoln Consolidated School District Series 2016 A:
5% 5/1/29	1,430,000	1,497,686
5% 5/1/31	500,000	522,058
5% 5/1/32	1,000,000	1,043,886
Macomb Interceptor Drain Drainage District Series 2017 A, 5% 5/1/34	1,750,000	1,877,518
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	812,917
5% 7/1/30	900,000	936,884
5% 7/1/31	780,000	810,827
5% 7/1/32	1,000,000	1,038,064
5% 7/1/33	705,000	730,638
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series I, 3% 10/15/45	8,670,000	7,398,232
Series 2021 I, 3% 10/15/51	1,770,000	1,418,716
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/33	3,250,000	3,575,364
5% 11/1/35	1,000,000	1,094,987
5% 11/1/36	1,250,000	1,367,418
5% 11/1/37	1,500,000	1,625,802
5% 11/1/38	1,595,000	1,715,345
(Detroit Wtr. And Sewerage Dept. Sewage Disp. Sys. Rev. And Rev. Rfdg. Local Proj. Bonds) Series 2014 C3, 5% 7/1/30 (Assured Guaranty Muni. Corp. Insured)	6,000,000	6,027,217
(Detroit Wtr. And Sewerage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj. Bonds) Series 2015, 5% 7/1/30	10,000	10,238
(Kalamazoo College Proj.) Series 2018:
4% 12/1/36	790,000	801,223
4% 12/1/47	2,610,000	2,495,161
(Lawrence Technological Univ. Proj.) Series 2017, 5% 2/1/47	3,195,000	3,031,564
(Trinity Health Proj.) Series 2017:
5% 12/1/30	710,000	765,759
5% 12/1/37	3,270,000	3,450,578
Bonds:
Series 2015 D2, 1.2%, tender 4/13/28 (c)	4,190,000	3,764,356
Series 2016 E1, 4%, tender 8/15/24 (c)	1,305,000	1,309,682
Series 2014 H1, 5% 10/1/39	4,725,000	4,753,219
Series 2015 C:
5% 7/1/26	570,000	583,512
5% 7/1/27	1,465,000	1,499,513
5% 7/1/28	1,500,000	1,535,117
Series 2015 D1:
5% 7/1/34	1,250,000	1,276,793
5% 7/1/35	505,000	515,012
Series 2015 D2, 5% 7/1/34	1,000,000	1,018,144
Series 2016:
5% 11/15/28	2,655,000	2,791,506
5% 1/1/29	1,000,000	1,037,080
5% 11/15/29	2,950,000	3,100,163
5% 1/1/30	1,000,000	1,036,788
5% 1/1/31	1,170,000	1,213,242
5% 1/1/32	1,895,000	1,963,721
5% 1/1/33	1,915,000	1,984,092
5% 1/1/34	2,135,000	2,213,135
5% 11/15/34	1,135,000	1,187,648
5% 11/15/41	4,710,000	4,814,333
Series 2019 A:
3% 12/1/49	2,000,000	1,573,715
4% 2/15/44	4,140,000	4,052,215
4% 12/1/49	8,180,000	7,805,463
4% 2/15/50	6,530,000	6,165,887
5% 11/15/48	9,865,000	10,247,673
Series 2020 A:
4% 6/1/35	2,000,000	2,063,929
4% 6/1/37	2,000,000	2,027,704
4% 6/1/40	2,000,000	1,977,646
4% 6/1/49	4,250,000	3,924,000
Series 2020:
4% 11/1/55	2,500,000	2,356,285
5% 6/1/40	3,000,000	3,162,075
Series 2021:
3% 9/1/50	2,320,000	1,598,560
5% 9/1/38	1,270,000	1,366,300
Series 2022:
4% 2/1/27	185,000	182,094
4% 2/1/32	285,000	275,596
4% 2/1/42	1,120,000	957,289
4% 4/15/42	2,000,000	1,993,933
4% 12/1/51	1,100,000	816,151
Series 2023:
5% 11/1/32	1,110,000	1,158,367
5% 11/1/33	1,250,000	1,310,153
5% 11/1/37	2,000,000	2,047,280
5.25% 11/1/35	1,400,000	1,475,822
Michigan Gen. Oblig. Series 2020 A, 4% 5/15/40	500,000	514,554
Michigan Hosp. Fin. Auth. Rev.:
Series 2010 F, 4% 11/15/47	290,000	277,282
Series 2010 F4, 5% 11/15/47	6,070,000	6,406,078
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.:
Series 2017 A, 3.75% 10/1/42	2,000,000	1,932,996
Series 2018 A, 3.8% 10/1/38	3,965,000	3,965,100
Series 2019 A1:
3.35% 10/1/49	3,000,000	2,510,310
3.6% 10/1/60	2,500,000	2,095,317
Series 2020 A1, 0.65% 10/1/24	225,000	220,259
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2019 B, 3.75% 6/1/50	2,160,000	2,144,997
Series 2020 C, 3% 6/1/51	2,590,000	2,522,690
Series 2021 A, 3% 6/1/52	2,915,000	2,830,098
Series 2022 A, 5% 6/1/53	2,255,000	2,349,863
Series 2022 D, 5.5% 6/1/53	2,405,000	2,555,473
Series 2023 A, 3.8% 12/1/33	1,490,000	1,514,775
Series 2023 B, 5.75% 6/1/54	2,000,000	2,166,221
Series A:
3.5% 12/1/50	2,870,000	2,832,906
4% 12/1/48	770,000	767,818
Series C, 4.25% 6/1/49	1,780,000	1,786,082
Michigan State Hsg. Dev. Auth. Series 2021 A:
0.55% 4/1/25	2,750,000	2,619,884
2.125% 10/1/36	1,775,000	1,453,555
2.45% 10/1/46	2,000,000	1,409,756
2.55% 10/1/51	1,920,000	1,330,444
Michigan State Univ. Revs. Series 2019 C, 4% 2/15/44	1,500,000	1,500,873
Michigan Strategic Fund Ltd. Oblig. Rev.:
(I-75 Impt. Proj.):
Series 2017, 5% 6/30/25 (b)	3,150,000	3,179,259
Series 2018:
4.25% 12/31/38 (Assured Guaranty Muni. Corp. Insured) (b)	5,840,000	5,913,274
5% 12/31/25 (b)	2,200,000	2,231,110
5% 12/31/26 (b)	490,000	508,627
5% 12/31/28 (b)	335,000	356,756
5% 6/30/29 (b)	35,000	37,253
5% 12/31/30 (b)	4,080,000	4,339,932
5% 6/30/31 (b)	340,000	362,018
5% 12/31/31 (b)	3,180,000	3,384,785
(The Detroit Edison Co. Exempt Facilities Proj.) Series 2008 ET2, 1.35% 8/1/29	2,000,000	1,759,744
(The Detroit Edison Co. Poll. Cont. Bonds Proj.) Series 1995 CC, 1.45% 9/1/30	2,000,000	1,722,951
Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(c)	6,000,000	5,906,480
(DTE Elec. Co. Exempt Facilities Proj.) Series 2023 DT, 3.875%, tender 6/3/30 (b)(c)	7,000,000	6,984,672
(Graphic Packaging Int'l., LLC Coated Recycled Board Machine Proj.) Series 2021, 4%, tender 10/1/26 (b)(c)	5,000,000	4,932,049
Series 2020:
4% 5/15/27	565,000	541,418
5% 5/15/44	1,500,000	1,304,224
Michigan Technological Univ. Series 2021, 4% 10/1/46	2,835,000	2,789,184
Michigan Trunk Line Fund Rev. Series 2020 B, 4% 11/15/45	1,500,000	1,514,924
Northern Michigan Univ. Revs. Series 2021:
4% 6/1/39	900,000	912,580
4% 6/1/40	500,000	504,548
4% 6/1/41	1,385,000	1,392,137
4% 6/1/46	1,850,000	1,806,629
5% 6/1/32	375,000	432,655
5% 6/1/33	365,000	419,501
5% 6/1/34	375,000	430,664
5% 6/1/35	375,000	429,154
5% 6/1/36	400,000	454,188
Oakland Univ. Rev.:
Series 2014:
5% 3/1/28	335,000	335,507
5% 3/1/29	525,000	525,828
Series 2016:
5% 3/1/28	1,150,000	1,198,950
5% 3/1/41	1,475,000	1,512,225
Series 2022 B:
5% 3/1/36	1,135,000	1,275,749
5% 3/1/37	1,265,000	1,410,265
Portage Pub. Schools:
Series 2016:
5% 11/1/32	2,500,000	2,607,422
5% 11/1/34	1,250,000	1,300,281
Series 2019, 4% 11/1/38	2,000,000	2,044,974
Series 2021, 4% 11/1/42	1,000,000	1,013,370
Ravenna Pub. Schools Gen. Oblig. Series 2021, 4% 5/1/51	2,140,000	2,083,343
Saginaw City School District Series 2021, 4% 5/1/47	3,000,000	2,992,926
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
4% 7/1/36	770,000	792,756
4% 7/1/37	820,000	838,831
4% 7/1/39	1,430,000	1,443,069
4% 7/1/40	490,000	492,140
Warren Consolidated School District:
Series 2016:
5% 5/1/34	5,630,000	5,877,076
5% 5/1/35	1,250,000	1,302,566
Series 2017, 4% 5/1/25 (Assured Guaranty Muni. Corp. Insured)	500,000	507,214
Series 2018, 5% 5/1/32	1,100,000	1,196,999
Wayne County Arpt. Auth. Rev.:
Series 2014 C:
5% 12/1/29 (b)	720,000	724,728
5% 12/1/31 (b)	860,000	865,449
Series 2015 G, 5% 12/1/36	5,760,000	5,914,832
Series 2017 A:
5% 12/1/37	545,000	577,947
5% 12/1/42	1,455,000	1,519,236
Series 2017 B, 5% 12/1/47 (b)	450,000	459,755
Series 2018 B, 5% 12/1/48 (b)	5,000,000	5,147,671
Series 2018 D:
5% 12/1/30 (b)	4,365,000	4,695,889
5% 12/1/31 (b)	2,825,000	3,037,152
5% 12/1/32 (b)	2,945,000	3,164,799
Series 2021 A, 5% 12/1/38	1,250,000	1,416,348
Series 2021 B:
5% 12/1/35 (b)	1,225,000	1,358,448
5% 12/1/37 (b)	1,520,000	1,657,935
5% 12/1/46 (b)	1,280,000	1,349,781
Series 2023 B:
5.25% 12/1/37 (Assured Guaranty Muni. Corp. Insured) (b)	1,000,000	1,152,017
5.25% 12/1/38 (Assured Guaranty Muni. Corp. Insured) (b)	900,000	1,028,443
5.5% 12/1/39 (Assured Guaranty Muni. Corp. Insured) (b)	635,000	737,236
5.5% 12/1/41 (Assured Guaranty Muni. Corp. Insured) (b)	1,685,000	1,929,053
5.5% 12/1/42 (Assured Guaranty Muni. Corp. Insured) (b)	800,000	911,112
5.5% 12/1/43 (Assured Guaranty Muni. Corp. Insured) (b)	675,000	766,059
Series 2023 D, 5.25% 12/1/37 (Assured Guaranty Muni. Corp. Insured) (b)	900,000	1,036,815
Wayne State Univ. Revs.:
Series 2019 A:
4% 11/15/38	1,000,000	1,021,635
4% 11/15/39	800,000	814,857
Series 2023 A:
4% 11/15/39 (Build America Mutual Assurance Insured)	2,000,000	2,065,459
4% 11/15/40 (Build America Mutual Assurance Insured)	1,500,000	1,537,526
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/28	650,000	659,685
5% 11/15/29	750,000	760,917
5% 11/15/30	855,000	867,005
5% 11/15/31	700,000	709,229
Series 2015 A, 5% 11/15/28	2,505,000	2,569,276
Series 2019 A, 5% 11/15/44	2,000,000	2,125,804
Series 2021 A:
5% 11/15/31 (Assured Guaranty Muni. Corp. Insured)	150,000	171,961
5% 11/15/32 (Assured Guaranty Muni. Corp. Insured)	300,000	343,490
5% 11/15/34 (Assured Guaranty Muni. Corp. Insured)	400,000	456,676
5% 11/15/36 (Assured Guaranty Muni. Corp. Insured)	400,000	451,482
5% 11/15/38 (Assured Guaranty Muni. Corp. Insured)	625,000	694,842
5% 11/15/40 (Assured Guaranty Muni. Corp. Insured)	635,000	698,595
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,371,286
5% 5/1/32	2,000,000	2,099,739
TOTAL MICHIGAN		436,358,724
Puerto Rico - 1.8%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,643,730	1,024,730
5.625% 7/1/27	195,000	206,216
5.625% 7/1/29	595,000	645,321
5.75% 7/1/31	1,410,000	1,568,423
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,340,000	1,436,345
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth. Series 2021:
4% 7/1/36	195,000	190,451
5% 7/1/30	845,000	926,837
5% 7/1/32	360,000	398,199
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2019 A2, 4.329% 7/1/40	1,780,000	1,767,031
TOTAL PUERTO RICO		8,163,553
TOTAL MUNICIPAL BONDS (Cost $459,033,949)		445,569,682

Municipal Notes - 2.4%
	Principal Amount (a)	Value ($)
Michigan - 2.4%
Michigan Fin. Auth. Rev. Series 2016 E3, 4.25% 1/5/24, VRDN (c)	5,100,000	5,100,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. (Single Family Mort 12/17/87 Proj.) Series 2009 C, 3.7% 1/5/24 (Liquidity Facility TD Banknorth, NA), VRDN (c)	1,425,000	1,425,000
RIB Floater Trust Various States Participating VRDN Series 2022 D1, 4.34% 1/2/24 (Liquidity Facility Barclays Bank PLC) (c)(d)(e)	5,000,000	5,000,000

TOTAL MUNICIPAL NOTES (Cost $11,525,000)		11,525,000

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.24% (f)(g) (Cost $9,622,000)	9,620,076	9,622,000

TOTAL INVESTMENT IN SECURITIES - 99.1% (Cost $480,180,949)	466,716,682
NET OTHER ASSETS (LIABILITIES) - 0.9%	4,043,642
NET ASSETS - 100.0%	470,760,324

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Provides evidence of ownership in one or more underlying municipal bonds.
(e)	Coupon rates are determined by re-marketing agents based on current market conditions.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	-	123,895,000	114,273,000	315,024	-	-	9,622,000	0.4%
Total	-	123,895,000	114,273,000	315,024	-	-	9,622,000

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	457,094,682	-	457,094,682	-

Money Market Funds	9,622,000	9,622,000	-	-
Total Investments in Securities:	466,716,682	9,622,000	457,094,682	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $470,558,949)	$457,094,682
Fidelity Central Funds (cost $9,622,000)	9,622,000

Total Investment in Securities (cost $480,180,949)		$466,716,682
Receivable for fund shares sold		28,457
Interest receivable		4,819,184
Distributions receivable from Fidelity Central Funds		49,655
Prepaid expenses		450
Other receivables		222
Total assets		471,614,650
Liabilities
Payable to custodian bank	$42,947
Payable for fund shares redeemed	293,466
Distributions payable	279,044
Accrued management fee	134,618
Other affiliated payables	49,207
Audit fee payable	49,489
Other payables and accrued expenses	5,555
Total Liabilities		854,326
Net Assets		$470,760,324
Net Assets consist of:
Paid in capital		$495,345,985
Total accumulated earnings (loss)		(24,585,661)
Net Assets		$470,760,324
Net Asset Value, offering price and redemption price per share ($470,760,324 ÷ 40,630,492 shares)		$11.59
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$14,254,120
Income from Fidelity Central Funds		315,024
Total Income		14,569,144
Expenses
Management fee	$1,680,924
Transfer agent fees	486,990
Accounting fees and expenses	125,339
Custodian fees and expenses	6,867
Independent trustees' fees and expenses	1,780
Registration fees	25,655
Audit	55,101
Legal	8,091
Miscellaneous	5,803
Total expenses before reductions	2,396,550
Expense reductions	(17,717)
Total expenses after reductions		2,378,833
Net Investment income (loss)		12,190,311
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(7,364,134)
Total net realized gain (loss)		(7,364,134)
Change in net unrealized appreciation (depreciation) on investment securities		22,146,753
Net gain (loss)		14,782,619
Net increase (decrease) in net assets resulting from operations		$26,972,930
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,190,311	$13,382,386
Net realized gain (loss)	(7,364,134)	(3,890,904)
Change in net unrealized appreciation (depreciation)	22,146,753	(74,601,773)
Net increase (decrease) in net assets resulting from operations	26,972,930	(65,110,291)
Distributions to shareholders	(12,065,830)	(14,112,830)

Share transactions
Proceeds from sales of shares	67,072,433	91,927,922
Reinvestment of distributions	8,716,917	9,900,392
Cost of shares redeemed	(116,762,011)	(257,381,337)

Net increase (decrease) in net assets resulting from share transactions	(40,972,661)	(155,553,023)
Total increase (decrease) in net assets	(26,065,561)	(234,776,144)

Net Assets
Beginning of period	496,825,885	731,602,029
End of period	$470,760,324	$496,825,885

Other Information
Shares
Sold	5,949,640	7,997,442
Issued in reinvestment of distributions	775,301	859,107
Redeemed	(10,413,316)	(22,425,043)
Net increase (decrease)	(3,688,375)	(13,568,494)

Financial Highlights
Fidelity® Michigan Municipal Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.21	$12.64	$12.77	$12.47	$11.97
Income from Investment Operations
Net investment income (loss) A,B	.283	.261	.265	.283	.309
Net realized and unrealized gain (loss)	.377	(1.418)	(.070)	.347	.541
Total from investment operations	.660	(1.157)	.195	.630	.850
Distributions from net investment income	(.280)	(.260)	(.265)	(.284)	(.310)
Distributions from net realized gain	-	(.013)	(.060)	(.046)	(.040)
Total distributions	(.280)	(.273)	(.325)	(.330)	(.350)
Net asset value, end of period	$11.59	$11.21	$12.64	$12.77	$12.47
Total Return C	6.00%	(9.18)%	1.54%	5.11%	7.16%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.49%	.49%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.49%	.49%	.48%	.48%	.48%
Expenses net of all reductions	.49%	.49%	.48%	.48%	.48%
Net investment income (loss)	2.51%	2.25%	2.08%	2.25%	2.50%
Supplemental Data
Net assets, end of period (000 omitted)	$470,760	$496,826	$731,602	$716,407	$673,051
Portfolio turnover rate F	21%	8%	13%	13%	14%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Michigan Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Michigan.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,507,982
Gross unrealized depreciation	(19,853,783)
Net unrealized appreciation (depreciation)	$(13,345,801)
Tax Cost	$480,062,483

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$617
Capital loss carryforward	$(11,240,476)
Net unrealized appreciation (depreciation) on securities and other investments	$(13,345,801)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(983,759)
Long-term	(10,256,717)
Total capital loss carryforward	$(11,240,476)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Tax-exempt Income	$12,065,830	$13,373,131
Long-term Capital Gains	-	739,699
Total	$12,065,830	$14,112,830
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Michigan Municipal Income Fund	96,205,536	136,630,792

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1006% of average net assets. Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	0.0258%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Michigan Municipal Income Fund	.44

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Michigan Municipal Income Fund	-	11,800,000	-

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Michigan Municipal Income Fund	$913

7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,860.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $15,857.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Michigan Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Michigan Municipal Income Fund **	.48%
Actual		$ 1,000	$ 1,036.40	$ 2.46
Hypothetical-B		$ 1,000	$ 1,022.79	$ 2.45

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Fidelity® Michigan Municipal Income Fund	.45%
Actual		$ 2.31
Hypothetical- B		$ 2.29

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends were free from federal income tax, and 14.52% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Michigan Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for the fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,160,118,778.550	97.240
Withheld	316,510,692.230	2.760
TOTAL	11,476,629,470.780	100.000
Jennifer Toolin McAuliffe
Affirmative	11,160,843,041.160	97.250
Withheld	315,786,429.620	2.750
TOTAL	11,476,629,470.780	100.000
Christine J. Thompson
Affirmative	11,156,602,115.000	97.210
Withheld	320,027,355.780	2.790
TOTAL	11,476,629,470.780	100.000
Elizabeth S. Acton
Affirmative	11,110,214,430.850	96.810
Withheld	366,415,039.930	3.190
TOTAL	11,476,629,470.780	100.000
Laura M. Bishop
Affirmative	11,132,012,161.210	97.000
Withheld	344,617,309.570	3.000
TOTAL	11,476,629,470.780	100.000
Ann E. Dunwoody
Affirmative	11,125,767,777.290	96.940
Withheld	350,861,693.490	3.060
TOTAL	11,476,629,470.780	100.000
John Engler
Affirmative	11,009,456,697.420	95.930
Withheld	467,172,773.360	4.070
TOTAL	11,476,629,470.780	100.000
Robert F. Gartland
Affirmative	11,139,433,974.390	97.060
Withheld	337,195,496.390	2.940
TOTAL	11,476,629,470.780	100.000
Robert W. Helm
Affirmative	11,140,155,147.040	97.070
Withheld	336,474,323.740	2.930
TOTAL	11,476,629,470.780	100.000
Arthur E. Johnson
Affirmative	11,087,922,630.810	96.610
Withheld	388,706,839.970	3.390
TOTAL	11,476,629,470.780	100.000
Michael E. Kenneally
Affirmative	11,003,372,175.210	95.880
Withheld	473,257,295.570	4.120
TOTAL	11,476,629,470.780	100.000
Mark A. Murray
Affirmative	11,139,176,322.830	97.060
Withheld	337,453,147.950	2.940
TOTAL	11,476,629,470.780	100.000
Carol J. Zierhoffer
Affirmative	11,137,882,609.000	97.050
Withheld	338,746,861.780	2.950
TOTAL	11,476,629,470.780	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.540080.126
MIR-ANN-0224
Fidelity Flex® Funds

Fidelity Flex® Conservative Income Municipal Bond Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

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Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity Flex® Conservative Income Municipal Bond Fund	3.85%	1.72%	1.68%

A   From October 12, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Conservative Income Municipal Bond Fund, on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund gained 3.85%, net of fees, outpacing the 3.39% advance of the Fidelity Flex Conservative Income Municipal Bond Composite Index and the identical gain of the benchmark, the Bloomberg Municipal 1 Year (1-2Y) Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the Composite index, the fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds that were somewhat cushioned from rising interest rates, added value. The fund had less interest rate sensitivity, as measured by its shorter duration, than the Composite index, which also boosted the relative as short-term bond yields rose. In contrast, the fund's exposure to low-coupon securities trading at par (face) value detracted from relative performance. Differences in the way fund holdings and index components were priced also hurt the relative result. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

California	12.1
Texas	11.8
Pennsylvania	8.6
New York	8.0
Illinois	5.5

Revenue Sources (% of Fund's net assets)
Synthetics	21.8
General Obligations	13.4
Industrial Development	11.7
Resource Recovery	9.9
Transportation	9.5
Health Care	8.8
Electric Utilities	5.1
Others* (Individually Less Than 5%)	19.8
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Maturity Diversification (% of Fund's Investments)
Days
1 - 7	36.9
8 - 30	1.2
31 - 60	10.0
61 - 90	0.9
91 - 180	5.7
> 180	45.3

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 56.4%
	Principal Amount (a)	Value ($)
Alabama - 1.1%
Black Belt Energy Gas District:
Series 2022 C1:
5.25% 12/1/24	60,000	60,855
5.25% 12/1/25	95,000	97,958
Series 2022 E:
5% 6/1/24	85,000	85,477
5% 6/1/25	90,000	91,696
5% 6/1/26	125,000	129,120
Series 2023 C, 5.5% 6/1/27	80,000	83,592
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.):
Series 2007 C, 3.78%, tender 6/16/26 (b)	100,000	100,928
Series 2008, 3.65%, tender 1/10/25 (b)	700,000	701,166
Southeast Alabama Gas Supply District Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	470,000	470,227
TOTAL ALABAMA		1,821,019
Alaska - 0.9%
Alaska Int'l. Arpts. Revs. Series 2021 C, 5% 10/1/25 (c)	1,410,000	1,447,794
Arizona - 2.7%
Bullhead City Excise Taxes Series 2021 2, 0.6% 7/1/24	275,000	269,841
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	835,000	868,446
Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (b)(c)	2,280,000	2,284,430
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 D, 5% 7/1/24	225,000	227,166
Series 2023, 5% 7/1/26 (c)	185,000	192,989
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 4.9%, tender 2/1/24 (b)(c)	500,000	500,072
TOTAL ARIZONA		4,342,944
California - 3.3%
California Health Facilities Fing. Auth. Rev. Bonds Series 2016 B2, 4%, tender 10/1/24 (b)	600,000	601,404
California Muni. Fin. Auth. Envir. Bonds (Aymium Williams Proj.) Series 2023, 4%, tender 6/21/24 (b)(c)(d)	400,000	400,004
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2021 A, 4.7%, tender 4/1/24 (b)(c)	900,000	900,364
Series 2021 B, 4.2%, tender 1/16/24 (b)(c)	800,000	799,839
(Waste Mgmt., Inc. Proj.) Series 2017 A, 4.25%, tender 12/2/24 (b)(c)	800,000	801,397
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs. INC. Proj.) Series 2023, 4.25%, tender 2/15/24 (b)(c)(d)	1,100,000	1,099,349
Long Beach Hbr. Rev. Series 2020 B, 5% 5/15/24 (c)	150,000	150,883
Los Angeles Dept. Arpt. Rev.:
Series 2022 C:
5% 5/15/24 (c)	85,000	85,516
5% 5/15/26 (c)	200,000	208,101
Series 2022 G, 5% 5/15/25 (c)	65,000	66,529
Series 2023 A:
5% 5/15/24 (c)	45,000	45,273
5% 5/15/25 (c)	30,000	30,705
5% 5/15/26 (c)	55,000	57,228
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2016 D, 5% 5/1/24	100,000	100,710
TOTAL CALIFORNIA		5,347,302
Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Series 2014 E, 5% 11/15/24	200,000	201,458
Denver City & County Arpt. Rev.:
Series 2018 A, 5% 12/1/27 (c)	275,000	293,830
Series 2022 A, 5% 11/15/25 (c)	165,000	169,708
Maiker Hsg. Partners Colo Multi Bonds Series 2023, 4.5%, tender 5/1/26 (b)	200,000	200,172
TOTAL COLORADO		865,168
Connecticut - 0.5%
Connecticut Gen. Oblig. Series 2016 A, 5% 3/15/24	200,000	200,788
Connecticut Health & Edl. Facilities Auth. Rev. Bonds Series 2010 A4, 1.1%, tender 2/11/25 (b)	510,000	495,683
Hartford Gen. Oblig. Series 2015 C, 5% 7/15/25 (Assured Guaranty Muni. Corp. Insured)	105,000	108,535
TOTAL CONNECTICUT		805,006
District Of Columbia - 0.5%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A, 5% 10/1/24 (c)	110,000	111,162
Series 2017 A, 5% 10/1/24 (c)	100,000	101,056
Series 2020 A, 5% 10/1/24 (c)	400,000	404,226
Washington Metropolitan Area Transit Auth. Series 2023 A, 5% 7/15/24	100,000	101,105
TOTAL DISTRICT OF COLUMBIA		717,549
Florida - 1.6%
Broward County Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023, 4.05%, tender 3/1/26 (b)	125,000	126,613
Citizens Property Ins. Corp. Series 2015 A1, 5% 6/1/25 (Pre-Refunded to 12/1/24 @ 100)	345,000	350,328
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds Series 2023 C, 5%, tender 12/1/25 (b)	75,000	77,061
Hillsborough County Aviation Auth. Rev. Series 2022 A, 5% 10/1/24 (c)	200,000	202,245
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/24	35,000	35,561
5% 10/1/25	25,000	26,011
Lee County Arpt. Rev. Series 2021 A, 5% 10/1/24 (c)	55,000	55,577
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds Series 2023:
3.55%, tender 1/1/26 (b)	290,000	290,150
5%, tender 9/1/25 (b)	250,000	255,309
5%, tender 9/1/25 (b)	135,000	138,327
5%, tender 10/1/25 (b)	420,000	432,770
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2018 A, 0.000% x SIFMA Municipal Swap Index 4.245%, tender 1/4/24 (b)(c)(e)	270,000	268,589
Series 2011, 5%, tender 11/1/24 (b)(c)	200,000	201,006
Orange County Health Facilities Auth. Bonds Series 2021 C, 5%, tender 11/15/26 (b)	190,000	200,788
TOTAL FLORIDA		2,660,335
Georgia - 2.8%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/24 (c)	100,000	100,000
Series 2019 B, 5% 7/1/24 (c)	100,000	100,712
Series 2020 B, 5% 7/1/25 (c)	75,000	76,789
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1995 4, 3.8%, tender 5/21/26 (b)	200,000	201,516
Series 2012, 2.875%, tender 8/19/25 (b)	210,000	206,262
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2020 A, 5% 1/1/24	145,000	145,000
Main Street Natural Gas, Inc.:
Bonds Series 2019 B, 4%, tender 12/2/24 (b)	265,000	265,588
Series 2022 A, 4% 12/1/25	70,000	70,063
Series 2022 B, 5% 6/1/26	1,900,000	1,947,592
Series 2023 A, 5% 6/1/24	650,000	652,138
Series 2023 B, 5% 3/1/25	390,000	395,626
Series 2023 D, 5% 12/1/26	75,000	77,430
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 3.875%, tender 3/6/26 (b)	170,000	171,421
Paulding County Hosp. Auth. Rev. Series 2022 A, 5% 4/1/25	150,000	153,597
TOTAL GEORGIA		4,563,734
Guam - 0.1%
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/24	70,000	70,611
5% 10/1/25	85,000	86,945
TOTAL GUAM		157,556
Hawaii - 0.2%
Honolulu City & County Multi-family housing Rev. Bonds Series 2023, 5%, tender 6/1/26 (b)	370,000	384,803
Illinois - 5.3%
Champaign County Cmnty. Unit Series 2020 A, 0% 1/1/24	380,000	380,000
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 A, 5% 1/1/24 (c)	450,000	450,000
Series 2022 A, 5% 1/1/25 (c)	270,000	273,853
Cook County Gen. Oblig. Series 2022 A:
5% 11/15/24	350,000	355,872
5% 11/15/25	255,000	264,998
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 5%, tender 11/1/24 (b)(c)	800,000	804,026
Illinois Fin. Auth. Rev.:
Series 2015 A, 5% 11/15/24	100,000	101,463
Series 2016 C, 5% 2/15/24	105,000	105,241
Illinois Gen. Oblig.:
Series 2017 D:
5% 11/1/24	1,700,000	1,724,564
5% 11/1/26	85,000	89,631
Series 2022 B:
5% 3/1/24	230,000	230,557
5% 3/1/25	865,000	882,902
5% 3/1/26	340,000	353,497
Series 2023 C, 5% 5/1/25	1,090,000	1,116,051
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds Series 2023:
4%, tender 6/1/25 (b)	195,000	196,150
5%, tender 2/1/26 (b)	90,000	92,629
5%, tender 2/1/26 (b)	100,000	102,921
Illinois Sales Tax Rev. Series 2021 A, 4% 6/15/24	135,000	135,427
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/24 (Escrowed to Maturity)	405,000	408,188
Sales Tax Securitization Corp.:
Series 2023 C, 5% 1/1/24	305,000	305,000
Series 2023 D, 5% 1/1/24	155,000	155,000
TOTAL ILLINOIS		8,527,970
Indiana - 0.6%
Indiana Fin. Auth. Rev. (Butler Univ. Proj.) Series 2019, 4% 2/1/24	200,000	200,118
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2015 I, 4% 1/1/24 (c)	500,000	500,000
Indianapolis Local Pub. Impt. Bond Bank (Indianapolis Arpt. Auth. Proj.) Series 2023 I2:
5% 1/1/25 (c)	105,000	106,488
5% 1/1/26 (c)	65,000	67,011
5% 1/1/27 (c)	130,000	136,145
TOTAL INDIANA		1,009,762
Kentucky - 0.7%
Kentucky, Inc. Pub. Energy Bonds:
Series 2018 A, 4%, tender 3/15/24 (b)	205,000	205,516
Series 2019 A1, 4%, tender 6/1/25 (b)	150,000	150,268
Trimble County Envirl Facilities Re Bonds Series 2023, 4.7%, tender 6/1/27 (b)(c)	800,000	812,310
TOTAL KENTUCKY		1,168,094
Maine - 0.2%
Maine Hsg. Auth. Mtg. Bonds Series 2023 B, 3.125%, tender 5/1/24 (b)	335,000	335,000
Maryland - 0.5%
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2023 D, 3.5% 1/1/26	495,000	496,393
Maryland Dept. of Trans. Series 2022 A, 5% 12/1/24	25,000	25,495
Maryland Health & Higher Edl. Bonds Series 2020, 5%, tender 7/1/25 (b)	185,000	188,166
Maryland Stadium Auth. Built to Learn Rev. Series 2022 A, 5% 6/1/24	120,000	120,940
TOTAL MARYLAND		830,994
Massachusetts - 1.1%
Massachusetts Edl. Fing. Auth. Rev.:
Series 2014 I, 5% 1/1/25 (c)	510,000	517,427
Series 2015 A, 5% 1/1/24 (c)	580,000	580,000
Series 2016, 5% 7/1/24 (c)	15,000	15,106
Series 2017 A, 5% 7/1/25 (c)	80,000	81,826
Series 2018 B, 5% 7/1/25 (c)	110,000	112,511
Series 2022 B:
5% 7/1/24 (c)	30,000	30,212
5% 7/1/25 (c)	65,000	66,484
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2015 C, 5% 8/15/27	300,000	311,372
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev. Series 1997 A, 0% 1/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	115,000	115,000
TOTAL MASSACHUSETTS		1,829,938
Michigan - 0.5%
Lapeer Cmnty. Schools Series 2016, 5% 5/1/25	125,000	128,502
Michigan Fin. Auth. Rev.:
(Detroit Reg'l. Convention Facility Auth. Local Proj.) Series 2014 H1, 5% 10/1/24	45,000	45,060
Series 2022:
5% 4/15/25	160,000	163,890
5% 4/15/26	265,000	276,769
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series 2022 A, 2.5% 6/1/25	70,000	68,479
Wayne County Arpt. Auth. Rev. Series 2015 F, 5% 12/1/26 (c)	55,000	56,110
TOTAL MICHIGAN		738,810
Minnesota - 0.2%
Minnesota Hsg. Fin. Agcy. Series 2022 A, 5% 8/1/24	360,000	364,048
Missouri - 0.1%
Kansas City Planned Indl. Expansion Bonds Series 2023, 5%, tender 7/1/27 (b)	150,000	157,220
Nebraska - 0.6%
Central Plains Energy Proj. Rev. Bonds Series 2019, 2.5%, tender 8/1/25 (b)	435,000	424,872
Lincoln Arpt. Auth. Series 2021, 5% 7/1/25 (c)	550,000	562,475
TOTAL NEBRASKA		987,347
Nevada - 0.8%
Clark County School District:
Series 2017 A, 5% 6/15/25	545,000	560,831
Series 2021 C, 5% 6/15/25	320,000	329,295
Nevada Dept. of Bus. & Industry Bonds Series 2023 A, 3.7%, tender 1/31/24 (b)(c)(d)	400,000	399,576
TOTAL NEVADA		1,289,702
New Hampshire - 0.2%
New Hampshire St Hsg. Fin.:
Series 2023 3, 3.8% 7/1/26	170,000	171,623
Series 2023 4:
3.625% 4/1/26	35,000	35,112
3.7% 1/1/27	115,000	115,522
TOTAL NEW HAMPSHIRE		322,257
New Jersey - 2.5%
New Jersey Econ. Dev. Auth.:
Series 2023 RRR:
5% 3/1/25	465,000	476,069
5% 3/1/26	360,000	376,687
Series 2024 SSS, 5% 6/15/26 (f)	240,000	250,510
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/24	185,000	188,060
Series 2019:
5.25% 9/1/24 (d)	520,000	527,726
5.25% 9/1/26 (d)	180,000	191,519
New Jersey Edl. Facility Series 2016 A, 5% 7/1/24	300,000	302,652
New Jersey Gen. Oblig. Series 2020 A, 5% 6/1/24	140,000	141,206
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2016 1A, 5% 12/1/24 (c)	170,000	172,044
Series 2017 1A, 5% 12/1/24 (c)	350,000	354,208
Series 2022 B, 5% 12/1/25 (c)	250,000	257,011
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A, 5% 6/1/24	255,000	256,534
New Jersey Trans. Trust Fund Auth.:
Series 2004 A, 5.75% 6/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	100,000	104,097
Series 2006 C, 0% 12/15/24	260,000	251,816
Series 2008 A, 0% 12/15/25	155,000	145,023
Series 2014 AA, 5% 6/15/25	100,000	100,936
TOTAL NEW JERSEY		4,096,098
New Mexico - 0.2%
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Bonds Series 2019 A, 5%, tender 5/1/25 (b)	305,000	310,045
New York - 4.6%
Genesee County Fdg. Corp. (Rochester Reg'l. Health Proj.) Series 2022 A:
5% 12/1/24	175,000	176,916
5% 12/1/25	175,000	179,484
Monroe County Indl. Dev. Agcy. Bonds (Andrews Terrace Cmnty. Partners, L.P. Proj.) Series 2023 B1, 5%, tender 7/1/27 (b)	90,000	94,680
New York City Gen. Oblig. Series 2016 A, 5% 8/1/27	3,665,000	3,789,593
New York City Indl. Dev. Agcy. Rev. Series 2021 A, 5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	35,000	36,288
New York Metropolitan Trans. Auth. Rev. Bonds Series 2019 A1, 5%, tender 11/15/24 (b)	800,000	805,550
New York State Hsg. Fin. Agcy. Rev. Bonds Series 2023 E2, 3.8%, tender 5/1/27 (b)	115,000	115,454
New York Trans. Dev. Corp.:
(Term. 4 JFK Int'l. Arpt. Proj.) Series 2020 A:
5% 12/1/24 (c)	625,000	630,612
5% 12/1/25 (c)	45,000	46,178
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022, 5% 12/1/26 (c)	330,000	344,113
Tobacco Settlement Asset Securitization Corp. Series 2017 A, 5% 6/1/25	205,000	208,418
Triborough Bridge & Tunnel Auth. Revs. Series 2023 A, 5% 11/15/24	630,000	642,202
Westchester County Indl. Dev. Bonds (Armory Plaza Hsg., L.P. Proj.) Series 2023, 3.625%, tender 6/1/24 (b)	400,000	399,924
TOTAL NEW YORK		7,469,412
New York And New Jersey - 1.1%
Port Auth. of New York & New Jersey:
Series 193, 5% 10/15/25 (c)	265,000	273,595
Series 2014 186, 5% 10/15/26 (c)	340,000	342,791
Series 2018, 5% 9/15/25 (c)	145,000	149,450
Series 2023 242:
5% 12/1/24 (c)	85,000	86,297
5% 12/1/25 (c)	275,000	283,536
5% 12/1/26 (c)	565,000	593,804
TOTAL NEW YORK AND NEW JERSEY		1,729,473
North Carolina - 0.7%
Charlotte Int'l. Arpt. Rev. Series 2023 B, 5% 7/1/27 (c)	550,000	585,131
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds:
Series 2018 C, 3.45%, tender 10/31/25 (b)	335,000	336,909
Series 2021 B, 5%, tender 12/2/24 (b)	115,000	116,720
TOTAL NORTH CAROLINA		1,038,760
Ohio - 1.1%
American Muni. Pwr., Inc. Rev.:
Series 2021 A, 5% 2/15/24	200,000	200,411
Series 2023 A:
5% 2/15/25	55,000	56,245
5% 2/15/26	300,000	312,643
5% 2/15/27	475,000	506,433
Columbus-Franklin County Fin. Auth. Bonds (Dering Family Homes Proj.) Series 2023, 5%, tender 2/1/27 (b)	130,000	135,359
Ohio Higher Ed. Facilities Commission Healthcare Rev. Series 2022, 5% 1/1/25	200,000	201,839
Ohio Higher Edl. Facility Commission Rev. Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (b)	70,000	66,747
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/25	215,000	219,294
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/25	105,000	107,563
TOTAL OHIO		1,806,534
Oklahoma - 0.4%
Oklahoma County Independent School District #89 Oklahoma City Series 2023 A, 3% 7/1/26	700,000	703,933
Oregon - 0.4%
Port of Portland Arpt. Rev.:
Series 2022, 5% 7/1/25 (c)	295,000	302,038
Series 26 C, 5% 7/1/24 (c)	300,000	302,137
TOTAL OREGON		604,175
Pennsylvania - 7.2%
Geisinger Auth. Health Sys. Rev. Bonds Series 2020 B, 5%, tender 2/15/27 (b)	410,000	428,016
Monroeville Fin. Auth. UPMC Rev. Series 2023 C:
5% 5/15/24	260,000	261,721
5% 5/15/25	195,000	200,245
Pennsylvania Econ. Dev. Fing. Auth.:
Series 2023 A2:
5% 5/15/24	430,000	432,845
5% 5/15/26	500,000	523,862
Series 2023 B:
5% 5/15/24	260,000	261,721
5% 5/15/25	275,000	282,397
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 B1, 4.6%, tender 1/16/24 (b)(c)	1,200,000	1,199,947
(Republic Svcs., Inc. Proj.) Series 2014, 4.6%, tender 1/3/24 (b)(c)	2,900,000	2,900,000
(Waste Mgmt., Inc. Proj.) Series 2013, 4.875%, tender 2/1/24 (b)(c)	1,300,000	1,300,408
(Waste Mgmt., Inc. Proj.):
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 4.27%, tender 1/4/24 (b)(c)(e)	100,000	99,555
Series 2021 A2, 4.6%, tender 10/1/26 (b)(c)	2,000,000	2,021,164
Pennsylvania Gen. Oblig. Series 2023:
5% 9/1/26	780,000	829,749
5% 9/1/27	780,000	849,633
Pennsylvania Hsg. Fin. Agcy. Series 2021 135 B:
5% 4/1/24 (c)	10,000	10,027
5% 4/1/25 (c)	15,000	15,234
Philadelphia Gas Works Rev. Series 2015 13, 5% 8/1/24	100,000	101,027
TOTAL PENNSYLVANIA		11,717,551
Rhode Island - 0.6%
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev.:
Series 2012, 5% 11/1/24	115,000	115,162
Series 2023:
5% 11/1/25	500,000	519,583
5% 11/1/26	350,000	371,792
TOTAL RHODE ISLAND		1,006,537
South Carolina - 1.1%
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	1,045,000	1,045,532
South Carolina Pub. Svc. Auth. Rev.:
Series 2013, 5% 12/1/25	350,000	360,471
Series 2022 A, 5% 12/1/24	315,000	319,297
TOTAL SOUTH CAROLINA		1,725,300
South Dakota - 0.3%
South Dakota Hsg. Dev. Auth. Bonds Series 2023 J, 3.875%, tender 12/12/24 (b)	450,000	452,001
Tennessee - 0.5%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2021 C, 1.875% 7/1/25 (c)	80,000	76,947
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	715,000	721,217
TOTAL TENNESSEE		798,164
Texas - 5.9%
Austin Arpt. Sys. Rev.:
Series 2019, 5% 11/15/24 (c)	125,000	126,315
Series 2022, 5% 11/15/25 (c)	105,000	107,709
Dallas Gen. Oblig. Series 2023 A, 5% 2/15/25	610,000	624,484
Dallas Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 5%, tender 3/1/26 (b)	190,000	195,056
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Bonds:
Series 2019 B, 5%, tender 12/1/24 (b)	205,000	208,018
Series 2020 A, 0.9%, tender 5/15/25 (b)	155,000	148,740
Houston Arpt. Sys. Rev. Series 2021 A, 5% 7/1/25 (c)	500,000	510,902
Houston Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 5%, tender 8/1/26 (b)	110,000	113,337
Houston Independent School District Bonds:
Series 2014 A2, 3.5%, tender 6/1/25 (b)	585,000	588,549
Series 2023 C, 4%, tender 6/1/25 (b)	435,000	440,620
Magnolia Independent School District Series 2023, 5% 8/15/24	475,000	481,061
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2020 A, 4.9%, tender 2/1/24 (b)(c)	1,400,000	1,400,201
(Waste Mgmt., Inc. Proj.) Series 2020 A, 4.5%, tender 3/1/24 (b)(c)	800,000	800,158
North Texas Tollway Auth. Rev.:
Series 2017 B, 5% 1/1/24	5,000	5,000
Series 2021 B, 5% 1/1/26	65,000	67,958
Northside Independent School District Bonds Series 2023 B, 3%, tender 8/1/26 (b)	630,000	626,731
Prosper Independent School District Bonds Series 2019 B, 4%, tender 8/15/26 (b)	110,000	112,290
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2018, SIFMA Municipal Swap Index + 0.870% 4.74%, tender 12/1/25 (b)(e)	455,000	454,201
Series 2022, 5% 2/1/26	50,000	52,371
San Antonio Wtr. Sys. Rev. Bonds Series 2013 F, 1%, tender 11/1/26 (b)	1,000,000	910,332
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	225,000	233,731
Texas A&M Univ. Rev. Series 2016 E, 4% 5/15/27	1,000,000	1,029,231
Texas Affordable Hsg. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 3.625%, tender 1/1/27 (b)	130,000	130,685
Texas Muni. Gas Acquisition & Su Series 2023 B, 5.25% 1/1/27	230,000	239,631
Travis County Hsg. Fin. Corp. Bonds Series 2023, 3.75%, tender 8/1/25 (b)	30,000	30,112
TOTAL TEXAS		9,637,423
Utah - 0.2%
Salt Lake City Arpt. Rev.:
Series 2018 A, 5% 7/1/24 (c)	105,000	105,692
Series 2023 A:
5% 7/1/25 (c)	40,000	40,890
5% 7/1/27 (c)	60,000	63,628
Utah County Hosp. Rev. Bonds Series 2020 B2, 5%, tender 8/1/26 (b)	160,000	167,469
TOTAL UTAH		377,679
Virginia - 1.0%
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 3.95%, tender 5/1/24 (b)(c)	800,000	799,540
Southampton County Indl. Bonds (PRTA-Virginia One, LLC Proj.) Series 2023, 4.875%, tender 12/12/24 (b)(c)	800,000	801,980
TOTAL VIRGINIA		1,601,520
Washington - 1.2%
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	325,000	300,831
Port of Seattle Rev.:
Series 2015 B, 5% 3/1/24	100,000	100,300
Series 2015 C, 5% 4/1/24 (c)	100,000	100,353
Series 2016, 5% 2/1/25	120,000	122,613
Series 2018 A, 5% 5/1/27 (c)	250,000	264,072
Series 2021 C, 5% 8/1/24 (c)	205,000	206,799
Series 2022 B:
5% 8/1/24 (c)	160,000	161,404
5% 8/1/25 (c)	150,000	153,970
5% 8/1/26 (c)	95,000	99,075
Seattle Hsg. Auth. Rev. (Juniper Apts. Proj.) Series 2023, 5% 6/1/27	80,000	83,551
Washington Gen. Oblig. Series 2015 E, 5% 7/1/25	270,000	276,187
Washington Hsg. Fin. Commission Multi-family Hsg. Rev. Bonds (Ardea At Totem Lake Apts. Proj.) Series 2023, 5%, tender 2/1/27 (b)	135,000	140,173
TOTAL WASHINGTON		2,009,328
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Allegheny Metallurgical Proj.) Series 2023, 4.75%, tender 8/1/24 (b)(c)	700,000	702,319
Wisconsin - 2.0%
Milwaukee County Arpt. Rev.:
Series 2023 A, 5% 12/1/24 (c)	125,000	126,660
Series 2023 B, 5% 12/1/25 (c)	800,000	823,633
Milwaukee Gen. Oblig. Series 2016, 2% 3/1/27	190,000	180,861
Pub. Fin. Auth. Health Care Sys. Rev. Series 2023 A, 5% 10/1/24	280,000	284,137
Wisconsin Health & Edl. Facilities Series 2016 A, 4% 11/15/46 (Pre-Refunded to 5/15/26 @ 100)	885,000	907,200
Wisconsin Health & Edl. Facilities Auth. Rev.:
Series 2018 B2, 5%, tender 6/24/26 (b)	330,000	344,278
Series 2022, 5% 10/1/25	360,000	372,124
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds:
Series 2021 C, 0.61%, tender 5/1/24 (b)	15,000	14,792
Series 2023 E, 3.875%, tender 5/1/27 (b)	115,000	115,552
TOTAL WISCONSIN		3,169,237
TOTAL MUNICIPAL BONDS (Cost $91,712,330)		91,629,841

Municipal Notes - 40.9%
	Principal Amount (a)	Value ($)
Alabama - 2.3%
Black Belt Energy Gas District Participating VRDN:
Series XF 30 73, 4.22% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	1,000,000	1,000,000
Series ZL 03 96, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	300,000	300,000
Series ZL 03 97, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	300,000	300,000
Health Care Auth. for Baptist Health Series 2013 B, 5.21% 1/5/24, VRDN (b)	300,000	300,000
Southeast Energy Auth. Rev. Participating VRDN:
Series XG 04 10, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	1,600,000	1,600,000
Series XM 10 62, 4.22% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	300,000	300,000
TOTAL ALABAMA		3,800,000
Arizona - 0.2%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 31 74, 4.24% 1/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	100,000	100,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater 91 57, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	200,000	200,000
TOTAL ARIZONA		300,000
California - 8.8%
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Participating VRDN Series XF 30 07, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	2,005,000	2,005,000
California Health Facilities Fing. Auth. Rev. Participating VRDN Series MS 3389, 4.27% 1/5/24 (Liquidity Facility Toronto-Dominion Bank) (b)(g)(h)	300,000	300,000
California Hsg. Fin. Agcy. Ltd. Obl Participating VRDN Series XF 31 27, 4.24% 1/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	200,000	200,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN:
Series Floater MIZ 91 13, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	800,000	800,000
Series MIZ 91 21, 4.8% 1/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(g)(h)	400,000	400,000
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series 2022 MIZ 90 89, 4.8% 1/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(g)(h)	3,805,000	3,805,000
Series 2022 MIZ 90 90, 4.8% 1/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(g)(h)	2,000,000	2,000,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 90 97, 4.27% 1/5/24, LOC Mizuho Cap. Markets LLC (b)(g)(h)	200,000	200,000
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Participating VRDN Series XM 10 54, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(g)(h)	2,300,000	2,300,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 15, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	2,200,000	2,200,000
TOTAL CALIFORNIA		14,210,000
Colorado - 1.0%
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN Series XM 10 61, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(g)(h)	300,000	300,000
Denver City & County Arpt. Rev. Participating VRDN:
Series Floaters XM 07 15, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(g)(h)	1,100,000	1,100,000
Series XM 10 20, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(g)(h)	300,000	300,000
TOTAL COLORADO		1,700,000
Florida - 1.9%
Florida Ins. Assistance Interlo Series 2023 A2, 4.36% 1/5/24 (Liquidity Facility Florida Gen. Oblig.), VRDN (b)	1,500,000	1,500,000
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 4.38% 1/5/24, VRDN (b)	1,440,000	1,440,000
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	200,000	200,000
TOTAL FLORIDA		3,140,000
Georgia - 0.1%
Buford Hsg. Auth. Multifamily Participating VRDN Series XF 31 18, 4.24% 1/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	200,000	200,000
Hawaii - 1.7%
Hawaii Arpts. Sys. Rev. Participating VRDN:
Series XG 03 86, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(g)(h)	200,000	200,000
Series XM 10 55, 4.17% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(g)(h)	2,500,000	2,500,000
TOTAL HAWAII		2,700,000
Illinois - 0.2%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN Series XL 04 98, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(g)(h)	400,000	400,000
Iowa - 0.9%
Louisa County Poll. Cont. Rev. Series 1994, 4.2% 1/3/24, VRDN (b)	1,400,000	1,400,000
Kentucky - 0.5%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.) Series 2020 A1, 5.1% 1/2/24, VRDN (b)(c)	800,000	800,000
Louisiana - 5.0%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 4.29% 1/5/24, VRDN (b)	8,195,000	8,194,994
Maryland - 0.4%
Baltimore County Gen. Oblig. Participating VRDN Series 2022 032, 4.22% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	200,000	200,000
Integrace Obligated Group Participating VRDN Series 2022 024, 4.22% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	400,000	400,000
TOTAL MARYLAND		600,000
Missouri - 0.4%
Kansas City Indl. Dev. Auth. Participating VRDN Series XL 03 3, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(g)(h)	500,000	500,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 53, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	200,000	200,000
TOTAL MISSOURI		700,000
New Jersey - 2.6%
Clifton Gen. Oblig. BAN Series 2023, 5% 11/26/24	1,000,000	1,014,067
Hazlet Township NJ BAN Series 2023, 5% 11/8/24	500,000	506,436
Manasquan N J BAN Series 2023, 5% 10/3/24	300,000	303,349
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series XM 09 29, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(g)(h)	500,000	500,000
Series XM 10 47, 4.17% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(g)(h)	1,200,000	1,200,000
Ridgewood Gen. Oblig. BAN Series 2023 B, 5% 10/11/24	700,000	707,509
TOTAL NEW JERSEY		4,231,361
New Mexico - 0.1%
New Mexico St Hosp. Equip. Ln. Co. Participating VRDN Series 2022 034, 4.22% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	195,000	195,000
New York - 3.4%
Albany City School District BAN Series 2023 B, 4.75% 6/27/24	400,000	402,515
Liberty Dev. Corp. Rev. Participating VRDN Series MS 1207, 4.22% 1/5/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	100,000	100,000
New York Metropolitan Trans. Auth. Rev. Participating VRDN:
Series XF 13 21, 4.19% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(g)(h)	125,000	125,000
Series XF 13 55, 4.19% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(g)(h)	2,300,000	2,300,000
RIB Floater Trust Various States Participating VRDN Series Floater 2022 007, 4.32% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(c)(g)(h)	2,600,000	2,600,000
TOTAL NEW YORK		5,527,515
Ohio - 1.4%
Allen County Hosp. Facilities Rev. Series 2012 B, 4.1% 1/5/24 (Liquidity Facility Ohio Gen. Oblig.), VRDN (b)	875,000	875,000
Ohio Hosp. Rev.:
Series 2013 B, 4.32% 1/5/24, VRDN (b)	500,000	500,000
Series 2015 B, 4.32% 1/4/27, VRDN (b)	900,000	900,000
TOTAL OHIO		2,275,000
Oklahoma - 0.5%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 4.43% 1/4/27, VRDN (b)	675,000	675,000
Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	120,919	120,919
TOTAL OKLAHOMA		795,919
Pennsylvania - 1.4%
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 4.42% 1/4/27, VRDN (b)	800,000	800,000
Philadelphia Auth. for Indl. Dev. Series 2017 B, 4.43% 1/4/27, VRDN (b)	1,450,000	1,450,000
TOTAL PENNSYLVANIA		2,250,000
Texas - 5.9%
Brazos County Tex Hsg. Fin. Corp. M Participating VRDN Series XF 31 29, 4.24% 1/5/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	200,000	200,000
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.97% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	200,000	200,000
Mizuho Floater / Residual Trust V Participating VRDN:
Series Floater MIZ 91 50, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	1,000,000	1,000,000
Series MIZ 91 24, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	1,300,000	1,300,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 4.93% 1/5/24, VRDN (b)(c)	5,600,000	5,600,000
Series 2010 D:
4.85% 1/5/24, VRDN (b)	1,100,000	1,100,000
4.88% 1/5/24, VRDN (b)	100,000	100,000
TOTAL TEXAS		9,500,000
Utah - 0.4%
Salt Lake City Arpt. Rev. Participating VRDN Series XM 11 47, 3.9% 1/5/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(g)(h)	700,000	700,000
Virginia - 0.2%
Nat'l. Sr. Campuses Participating VRDN Series 2022 028, 4.2% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	300,000	300,000
Washington - 0.1%
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 4.22% 2/9/24 (Liquidity Facility Barclays Bank PLC) (b)(c)(g)(h)	100,000	100,000
West Virginia - 0.2%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 4.38% 1/4/27, VRDN (b)	375,000	375,000
Wyoming - 1.3%
Lincoln County Envir. (PacifiCorp Proj.) Series 1995, 5.6% 1/5/24, VRDN (b)(c)	900,000	900,000
Lincoln County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 5.55% 1/3/24, VRDN (b)	100,000	100,000
Sweetwater County Env Imp Rev. (Pacificorp Proj.) Series 1995, 4.55% 1/2/24, VRDN (b)(c)	700,000	700,000
Sweetwater County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 5.55% 1/3/24, VRDN (b)	400,000	400,000
TOTAL WYOMING		2,100,000
TOTAL MUNICIPAL NOTES (Cost $66,481,877)		66,494,789

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.24% (j)(k) (Cost $4,769,000)	4,768,046	4,769,000

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $162,963,207)	162,893,630
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(426,182)
NET ASSETS - 100.0%	162,467,448

Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,618,174 or 1.6% of net assets.

(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	Provides evidence of ownership in one or more underlying municipal bonds.
(h)	Coupon rates are determined by re-marketing agents based on current market conditions.
(i)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,820,919 or 3.6% of net assets.

(j)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater MIZ 91 13, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	6/22/23	800,000

Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.97% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	8/05/22	200,000

Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/22	200,000

Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 50, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	8/01/23	1,000,000

Mizuho Floater / Residual Trust V Participating VRDN Series MIZ 91 24, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/23	1,300,000

San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 15, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	12/19/22 - 1/30/23	2,200,000

Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 4.27% 2/2/24 (Liquidity Facility Mizuho Cap. Markets LLC)	8/11/22	120,919

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	8,524,997	30,922,994	34,679,000	95,946	-	9	4,769,000	0.2%
Total	8,524,997	30,922,994	34,679,000	95,946	-	9	4,769,000

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	158,124,630	-	158,124,630	-

Money Market Funds	4,769,000	4,769,000	-	-
Total Investments in Securities:	162,893,630	4,769,000	158,124,630	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $158,194,207)	$158,124,630
Fidelity Central Funds (cost $4,769,000)	4,769,000

Total Investment in Securities (cost $162,963,207)		$162,893,630
Cash		132,960
Receivable for investments sold		1,403
Receivable for fund shares sold		461,566
Interest receivable		1,367,390
Distributions receivable from Fidelity Central Funds		7,438
Total assets		164,864,387
Liabilities
Payable for investments purchased
Regular delivery	$1,400,000
Delayed delivery	246,048
Payable for fund shares redeemed	246,869
Distributions payable	479,275
Payable to investment adviser	408
Other payables and accrued expenses	24,339
Total Liabilities		2,396,939
Net Assets		$162,467,448
Net Assets consist of:
Paid in capital		$162,487,144
Total accumulated earnings (loss)		(19,696)
Net Assets		$162,467,448
Net Asset Value, offering price and redemption price per share ($162,467,448 ÷ 16,208,760 shares)		$10.02
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$4,987,518
Income from Fidelity Central Funds		95,946
Total Income		5,083,464
Expenses
Independent trustees' fees and expenses	$565
Proxy	24,337
Total expenses before reductions	24,902
Expense reductions	(19,590)
Total expenses after reductions		5,312
Net Investment income (loss)		5,078,152
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	11,249
Total net realized gain (loss)		11,249
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	923,969
Fidelity Central Funds	9
Total change in net unrealized appreciation (depreciation)		923,978
Net gain (loss)		935,227
Net increase (decrease) in net assets resulting from operations		$6,013,379
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,078,152	$1,743,736
Net realized gain (loss)	11,249	2,931
Change in net unrealized appreciation (depreciation)	923,978	(1,094,837)
Net increase (decrease) in net assets resulting from operations	6,013,379	651,830
Distributions to shareholders	(5,042,075)	(1,742,874)

Share transactions
Proceeds from sales of shares	82,385,493	96,062,017
Reinvestment of distributions	54	-
Cost of shares redeemed	(70,014,809)	(91,447,126)

Net increase (decrease) in net assets resulting from share transactions	12,370,738	4,614,891
Total increase (decrease) in net assets	13,342,042	3,523,847

Net Assets
Beginning of period	149,125,406	145,601,559
End of period	$162,467,448	$149,125,406

Other Information
Shares
Sold	8,257,635	9,635,807
Issued in reinvestment of distributions	5	-
Redeemed	(7,020,759)	(9,179,850)
Net increase (decrease)	1,236,881	455,957

Financial Highlights
Fidelity Flex® Conservative Income Municipal Bond Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.96	$10.03	$10.04	$10.02	$9.98
Income from Investment Operations
Net investment income (loss) A,B	.320	.118	.052	.121	.192
Net realized and unrealized gain (loss)	.057	(.069)	(.007)	.026	.044
Total from investment operations	.377	.049	.045	.147	.236
Distributions from net investment income	(.316)	(.119)	(.054)	(.125)	(.193)
Distributions from net realized gain	(.001)	-	(.001)	(.002)	(.003)
Total distributions	(.317)	(.119)	(.055)	(.127)	(.196)
Net asset value, end of period	$10.02	$9.96	$10.03	$10.04	$10.02
Total Return C	3.85%	.49%	.45%	1.48%	2.39%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.02%	-% F	-% F	-% F	-% F
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	3.21%	1.19%	.52%	1.21%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$162,467	$149,125	$145,602	$80,067	$54,558
Portfolio turnover rate G	78%	58%	44%	36%	52%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Flex Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$297,539
Gross unrealized depreciation	(359,669)
Net unrealized appreciation (depreciation)	$(62,130)
Tax Cost	$162,955,760

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$42,435
Undistributed ordinary income	$-
Net unrealized appreciation (depreciation) on securities and other investments	$(62,130)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31,2022
Tax-exempt Income	$5,026,343	$1,742,874
Ordinary Income	15,732	-
Total	$5,042,075	$1,742,874

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Conservative Income Municipal Bond Fund	86,302,796	56,970,014
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Flex Conservative Income Municipal Bond Fund	710,258	5,705,000	-
Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent proxy and shareholder meeting expenses exceeded .003% of average net assets. This reimbursement will remain in place through April 30, 2025. During the period this reimbursement reduced the Fund's expenses as follows:

Reimbursement
Fidelity Flex Conservative Income Municipal Bond Fund	$19,585

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Conservative Income Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity Flex® Conservative Income Municipal Bond Fund	.01%
Actual		$ 1,000	$ 1,022.70	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $134, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 42.72% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Flex Conservative Income Municipal Bond Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program and experience. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; and (x) matters related to money market funds, exchange-traded funds, and target date funds. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,160,118,778.550	97.240
Withheld	316,510,692.230	2.760
TOTAL	11,476,629,470.780	100.000
Jennifer Toolin McAuliffe
Affirmative	11,160,843,041.160	97.250
Withheld	315,786,429.620	2.750
TOTAL	11,476,629,470.780	100.000
Christine J. Thompson
Affirmative	11,156,602,115.000	97.210
Withheld	320,027,355.780	2.790
TOTAL	11,476,629,470.780	100.000
Elizabeth S. Acton
Affirmative	11,110,214,430.850	96.810
Withheld	366,415,039.930	3.190
TOTAL	11,476,629,470.780	100.000
Laura M. Bishop
Affirmative	11,132,012,161.210	97.000
Withheld	344,617,309.570	3.000
TOTAL	11,476,629,470.780	100.000
Ann E. Dunwoody
Affirmative	11,125,767,777.290	96.940
Withheld	350,861,693.490	3.060
TOTAL	11,476,629,470.780	100.000
John Engler
Affirmative	11,009,456,697.420	95.930
Withheld	467,172,773.360	4.070
TOTAL	11,476,629,470.780	100.000
Robert F. Gartland
Affirmative	11,139,433,974.390	97.060
Withheld	337,195,496.390	2.940
TOTAL	11,476,629,470.780	100.000
Robert W. Helm
Affirmative	11,140,155,147.040	97.070
Withheld	336,474,323.740	2.930
TOTAL	11,476,629,470.780	100.000
Arthur E. Johnson
Affirmative	11,087,922,630.810	96.610
Withheld	388,706,839.970	3.390
TOTAL	11,476,629,470.780	100.000
Michael E. Kenneally
Affirmative	11,003,372,175.210	95.880
Withheld	473,257,295.570	4.120
TOTAL	11,476,629,470.780	100.000
Mark A. Murray
Affirmative	11,139,176,322.830	97.060
Withheld	337,453,147.950	2.940
TOTAL	11,476,629,470.780	100.000
Carol J. Zierhoffer
Affirmative	11,137,882,609.000	97.050
Withheld	338,746,861.780	2.950
TOTAL	11,476,629,470.780	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9884863.106
XCB-ANN-0224
Fidelity Flex® Funds

Fidelity Flex® Municipal Income Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity Flex® Municipal Income Fund	7.25%	2.41%	2.18%

A   From October 12, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Municipal Income Fund, on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the fiscal year, the fund gained 7.25%, net of fees, versus 6.40% for the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. The fund's overweight to lower-quality investment-grade and select below-investment grade munis contributed to performance versus the benchmark as these securities outpaced higher-quality bonds. An overweight to the health care sector also contributed to relative performance, as the group's credit quality improved and investor demand for higher-yielding securities strengthened. The fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds, also helped, as these securities were somewhat cushioned from rising interest rates. The fund had more interest rate sensitivity, as measured by its longer duration, than the benchmark, which boosted the relative result in the final months of the period when muni yields sharply declined. In contrast, differences in the way fund holdings and index components were priced hurt relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

Illinois	12.0
New York	8.9
Pennsylvania	7.2
California	5.9
Connecticut	5.3

Revenue Sources (% of Fund's net assets)
General Obligations	22.1
Transportation	17.7
Health Care	12.7
Special Tax	9.9
Housing	9.8
Education	8.8
Others* (Individually Less Than 5%)	19.0
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 95.7%
	Principal Amount (a)	Value ($)
Alabama - 0.6%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	100,000	106,317
Black Belt Energy Gas District Bonds:
Series 2022 E, 5%, tender 6/1/28 (b)	1,190,000	1,246,254
Series 2023 D1, 5.5%, tender 2/1/29 (b)	1,085,000	1,161,101
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	110,000	112,862
4% 12/1/41	85,000	82,948
4% 12/1/49	190,000	172,748
Jefferson County Gen. Oblig. Series 2018 A, 5% 4/1/26	100,000	104,729
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	1,095,000	1,099,044
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/36	425,000	353,269
TOTAL ALABAMA		4,439,272
Alaska - 0.2%
Alaska Hsg. Fin. Corp. Series 2021 A, 4% 12/1/29	845,000	899,717
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	180,000	173,976
TOTAL ALASKA		1,073,693
Arizona - 3.1%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	185,000	186,139
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A, 5% 2/1/28	1,000,000	1,088,023
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A, 4% 9/1/46	1,750,000	1,669,875
Arizona Indl. Dev. Auth. Rev.:
(Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/26	450,000	270,000
5% 5/1/29	290,000	159,500
5% 5/1/33	565,000	310,750
Series 2019 2, 3.625% 5/20/33	410,526	388,629
Bullhead City Excise Taxes Series 2021 2:
0.95% 7/1/26	250,000	234,329
1.15% 7/1/27	375,000	347,874
1.3% 7/1/28	485,000	445,836
1.5% 7/1/29	600,000	553,941
1.65% 7/1/30	825,000	739,190
1.7% 7/1/31	450,000	397,004
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	3,220,000	3,348,978
Bonds (Intel Corp. Proj.):
Series 2005, 3.8%, tender 6/15/28 (b)	2,190,000	2,236,028
Series 2007, 4.1%, tender 6/15/28 (b)(c)	925,000	941,142
Series 2019, 5%, tender 6/3/24 (b)(c)	1,980,000	1,983,847
Glendale Union School District 205 Series A:
4% 7/1/36 (Assured Guaranty Muni. Corp. Insured)	545,000	579,353
4% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,052,570
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	10,000	9,601
5% 7/1/48	10,000	8,783
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	100,000	105,848
Series 2021 A, 4% 9/1/51	775,000	746,156
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	300,000	242,188
6% 1/1/48 (d)	300,000	213,214
Maricopa County Rev.:
Series 2017 D, 3% 1/1/48	840,000	657,312
Series 2019 E, 3% 1/1/49	500,000	386,539
Phoenix Ariz Indl. Dev. Auth. Rev.:
(Guam Facilities Foundation, Inc. Projs.) Series 2014, 5.375% 2/1/41	615,000	584,489
(Guam Facilities Foundation, Inc. Proj.) Series 2014, 5.125% 2/1/34	400,000	393,155
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 B, 5% 7/1/35 (c)	300,000	325,740
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2021 A, 5% 7/1/45	1,000,000	1,108,867
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/24	190,000	191,708
TOTAL ARIZONA		21,906,608
California - 5.9%
California Edl. Facilities Auth. Rev. Series T1, 5% 3/15/39	65,000	81,519
California Gen. Oblig.:
Series 2020, 4% 11/1/37	1,000,000	1,062,811
Series 2021:
5% 9/1/32	2,175,000	2,585,834
5% 10/1/41	5,435,000	6,157,717
California Hsg. Fin. Agcy.:
Series 2021 1, 3.5% 11/20/35	345,196	336,074
Series 2023 A1, 4.375% 9/20/36	1,285,066	1,289,777
California Pub. Works Board Lease Rev. (Various Cap. Projs.):
Series 2021 B, 4% 5/1/46	1,265,000	1,283,999
Series 2022 C, 5% 8/1/32	285,000	338,536
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	105,000	55,650
Fresno Arpt. Rev. Series 2023 A:
5% 7/1/32 (Build America Mutual Assurance Insured) (c)	680,000	772,301
5% 7/1/48 (Build America Mutual Assurance Insured) (c)	2,000,000	2,144,426
5% 7/1/53 (Build America Mutual Assurance Insured) (c)	2,200,000	2,339,406
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B2, 0% 6/1/66	10,435,000	1,227,697
Los Angeles Dept. Arpt. Rev. Series F, 5% 5/15/44 (c)	175,000	183,785
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2021 B, 5% 7/1/51	1,550,000	1,708,747
Series B, 5% 7/1/50	1,070,000	1,173,826
Los Angeles Hbr. Dept. Rev. Series 2019 A:
5% 8/1/24 (c)	310,000	313,200
5% 8/1/25 (c)	110,000	113,374
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A, 5% 10/1/35	1,000,000	1,219,356
Middle Fork Proj. Fin. Auth. Series 2020, 5% 4/1/26	1,000,000	1,031,857
Mount Diablo Unified School District Series 2022 B:
4% 8/1/31	225,000	250,729
4% 8/1/34	320,000	354,086
Poway Unified School District Series B, 0% 8/1/38	1,030,000	613,107
Sacramento County Arpt. Sys. Rev. Series 2018 C, 5% 7/1/39 (c)	105,000	110,038
San Diego County Wtr. Auth. Fing. Agcy. Wtr. Rev. Series 2022 A:
5% 5/1/47	635,000	716,202
5% 5/1/52	1,080,000	1,207,493
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2018 G, 5% 5/1/27 (c)	560,000	591,521
Series 2019 A, 5% 5/1/49 (c)	3,000,000	3,105,099
Series 2019 B, 5% 5/1/49	45,000	48,079
Series 2022 A:
5% 5/1/26 (c)	815,000	846,050
5% 5/1/27 (c)	830,000	876,988
5% 5/1/28 (c)	1,105,000	1,188,336
5% 5/1/29 (c)	740,000	808,895
Series 2022 B, 5% 5/1/52	2,240,000	2,461,192
Sanger Unified School District Series 2018 C, 3% 8/1/48	2,265,000	1,887,440
Univ. of California Revs.:
Series 2018 AZ, 5% 5/15/43	130,000	140,234
Series 2023 BM, 5% 5/15/36	180,000	221,461
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	190,000	196,009
Series 2017 B:
5% 7/1/29	115,000	119,700
5% 7/1/30	230,000	239,339
TOTAL CALIFORNIA		41,401,890
Colorado - 2.1%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	40,000	41,465
5% 10/1/43	50,000	51,421
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/26 (b)	275,000	290,614
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 4% 9/1/35	35,000	35,578
Bonds Series 2019 B:
5%, tender 8/1/26 (b)	110,000	113,749
5%, tender 11/19/26 (b)	20,000	21,318
5%, tender 11/19/26 (b)	190,000	200,839
Series 2019 A:
5% 11/1/25	435,000	450,146
5% 11/15/39	190,000	207,758
Series 2019 A1, 4% 8/1/44	1,060,000	1,045,301
Series 2019 A2:
3.25% 8/1/49	600,000	448,386
4% 8/1/49	1,715,000	1,644,904
5% 8/1/44	845,000	879,973
Series 2020 A:
4% 9/1/45	775,000	765,135
4% 9/1/50	210,000	201,135
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	40,000	40,214
Series 2019 H, 4.25% 11/1/49	15,000	15,077
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020, 5% 6/1/31	105,000	117,497
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2021 B, 5% 11/1/28	725,000	813,695
Denver City & County Arpt. Rev.:
Series 2017 A, 5% 11/15/26 (c)	50,000	52,557
Series 2018 A, 5% 12/1/34 (c)	1,125,000	1,296,266
Denver City & County Board Wtr. Rev.:
Series 2020 A:
5% 9/15/45	1,190,000	1,307,253
5% 9/15/46	1,820,000	1,992,229
Series 2020 B, 5% 9/15/28	2,000,000	2,233,210
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2021 C3A, 2%, tender 10/15/25 (b)	255,000	248,638
Series 2021 C3B, 2%, tender 10/15/26 (b)	210,000	201,956
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/25 (Assured Guaranty Muni. Corp. Insured)	40,000	41,608
Series 2020, 5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	220,000	246,799
TOTAL COLORADO		15,004,721
Connecticut - 5.3%
Bridgeport Gen. Oblig. Series 2021 A:
5% 8/1/32	300,000	342,937
5% 8/1/33	800,000	913,223
5% 8/1/34	500,000	568,738
Connecticut Gen. Oblig.:
Series 2016 B, 5% 5/15/26	125,000	132,024
Series 2016 D, 5% 8/15/25	210,000	217,497
Series 2018 F:
5% 9/15/24	100,000	101,441
5% 9/15/25	100,000	103,777
Series 2019 A, 5% 4/15/26	115,000	121,202
Series 2020 A, 4% 1/15/34	300,000	320,116
Series 2021 A:
3% 1/15/35	1,150,000	1,130,725
3% 1/15/37	1,910,000	1,818,131
3% 1/15/39	215,000	194,682
Series 2021 D, 5% 7/15/24	260,000	262,831
Series 2022 B, 4% 1/15/37	2,480,000	2,638,206
Series 2022 C:
4% 6/15/39	300,000	312,948
4% 6/15/41	250,000	257,458
5% 6/15/30	400,000	462,603
5% 6/15/31	500,000	588,866
5% 6/15/34	350,000	418,067
5% 6/15/37	250,000	291,651
5% 6/15/38	300,000	345,683
5% 6/15/40	500,000	568,234
5% 6/15/42	500,000	563,237
Series 2022 D, 5% 9/15/30	650,000	755,234
Series 2022:
5% 6/15/28	500,000	555,087
5% 6/15/29	410,000	465,023
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2020 B:
5%, tender 1/1/25 (b)	200,000	202,697
5%, tender 1/1/27 (b)	330,000	346,560
Series 2018 K1:
5% 7/1/26	680,000	695,256
5% 7/1/28	1,120,000	1,168,281
Series 2019 A, 5% 7/1/49 (d)	130,000	113,181
Series 2019 Q-1:
5% 11/1/25	90,000	93,672
5% 11/1/26	95,000	101,102
Series 2020 K, 4% 7/1/45	1,000,000	1,001,953
Series 2021 G:
4% 3/1/46	235,000	236,912
4% 3/1/51	380,000	377,513
Series 2021 S, 4% 6/1/51	240,000	239,420
Series 2022 M:
4% 7/1/39	415,000	413,212
4% 7/1/52	355,000	337,569
Series 2023 E:
4% 7/15/42	800,000	800,959
4% 7/15/43	500,000	497,383
5% 7/15/33	225,000	257,907
5% 7/15/34	745,000	847,080
5% 7/15/36	750,000	837,825
Series A, 5% 7/1/26	160,000	161,318
Series K1:
5% 7/1/27	1,100,000	1,136,674
5% 7/1/30	1,000,000	1,040,790
5% 7/1/34	725,000	749,415
5% 7/1/36	450,000	461,779
5% 7/1/39	490,000	495,543
Series K3, 5% 7/1/43	215,000	215,261
Series L1:
4% 7/1/28	750,000	772,588
4% 7/1/29	750,000	776,901
4% 7/1/30	1,000,000	1,039,470
Series N:
5% 7/1/25	390,000	389,500
5% 7/1/26	575,000	574,998
5% 7/1/27	430,000	431,775
Series R, 5% 6/1/36	900,000	1,000,859
Connecticut Hsg. Fin. Auth.:
Series 2021 B1, 3% 11/15/49	265,000	256,927
Series 2022 A1:
5% 11/15/26	200,000	211,751
5% 5/15/27	220,000	235,084
5% 11/15/27	230,000	248,335
5% 5/15/28	225,000	244,913
5% 11/15/28	220,000	241,295
5% 5/15/29	225,000	247,724
5% 11/15/29	125,000	138,686
5% 5/15/30	375,000	416,830
5% 11/15/30	175,000	195,835
Series 2022 A2:
5% 5/15/24 (c)	595,000	598,173
5% 11/15/24 (c)	965,000	977,873
5% 5/15/25 (c)	400,000	408,329
5% 11/15/25 (c)	300,000	308,999
5% 5/15/26 (c)	425,000	441,426
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	140,000	145,661
TOTAL CONNECTICUT		37,582,815
District Of Columbia - 0.6%
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/31	185,000	202,447
5% 10/1/44	1,000,000	1,054,302
Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	890,000	699,272
(Dulles Metrorail And Cap. Impt. Projs.) Series 2019 B, 4% 10/1/49	1,160,000	1,094,533
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A, 5% 10/1/26 (c)	440,000	461,320
Series 2019 A, 5% 10/1/25 (c)	70,000	71,936
Series 2020 A:
5% 10/1/26 (c)	320,000	335,506
5% 10/1/27 (c)	110,000	117,575
5% 10/1/28 (c)	55,000	59,775
Washington Convention & Sports Auth. Series 2018 A:
5% 10/1/24	100,000	101,448
5% 10/1/25	100,000	103,679
TOTAL DISTRICT OF COLUMBIA		4,301,793
Florida - 3.9%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	255,000	251,197
Broward County Arpt. Sys. Rev.:
Series 2015 C, 5% 10/1/24 (c)	45,000	45,446
Series 2017, 5% 10/1/42 (c)	1,365,000	1,406,474
Series 2019 A, 5% 10/1/49 (c)	1,000,000	1,032,821
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	500,000	527,995
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A:
3% 8/15/50 (Assured Guaranty Muni. Corp. Insured)	485,000	381,290
4% 8/15/45	110,000	101,032
Florida Dev. Fin. Corp. Healthcare Facility Rev. Series 2021, 4% 11/15/38	725,000	738,356
Florida Higher Edl. Facilities Fing. Auth. (St. Leo Univ. Proj.) Series 2019, 5% 3/1/24	390,000	388,841
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds Series 2023 C, 5%, tender 12/1/25 (b)	300,000	308,246
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	105,000	104,845
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	105,000	107,335
5% 10/1/29	80,000	81,870
5% 10/1/30	70,000	71,624
Fort Pierce Utils. Auth. Series 2022 A:
5% 10/1/30 (Assured Guaranty Muni. Corp. Insured)	175,000	199,866
5% 10/1/34 (Assured Guaranty Muni. Corp. Insured)	300,000	351,652
5% 10/1/36 (Assured Guaranty Muni. Corp. Insured)	475,000	549,876
5% 10/1/37 (Assured Guaranty Muni. Corp. Insured)	425,000	484,594
5% 10/1/39 (Assured Guaranty Muni. Corp. Insured)	475,000	533,427
5% 10/1/40 (Assured Guaranty Muni. Corp. Insured)	450,000	502,666
5% 10/1/41 (Assured Guaranty Muni. Corp. Insured)	400,000	446,746
5% 10/1/42 (Assured Guaranty Muni. Corp. Insured)	400,000	446,660
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2017 A, 5% 10/1/31 (c)	125,000	132,527
Series 2019 A:
5% 10/1/24 (c)	300,000	303,059
5% 10/1/25 (c)	300,000	308,041
5% 10/1/32 (c)	300,000	329,149
5% 10/1/38 (c)	430,000	459,343
5% 10/1/54 (c)	1,620,000	1,678,377
Hillsborough County Aviation Auth. Rev. Series 2022 A, 5% 10/1/26 (c)	2,750,000	2,883,252
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1, 5% 4/1/44	665,000	694,771
Miami-Dade County Aviation Rev.:
Series 2015 A:
5% 10/1/27 (c)	620,000	630,111
5% 10/1/38 (c)	80,000	80,484
Series 2016 A, 5% 10/1/29	145,000	151,789
Series 2017 B, 5% 10/1/40 (c)	810,000	835,078
Series 2020 A:
4% 10/1/40	300,000	304,816
5% 10/1/25	245,000	253,674
Miami-Dade County Expressway Auth. Series 2014 A, 5% 7/1/25	395,000	398,324
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (b)	100,000	100,589
Series 2015 A, 5% 5/1/28	290,000	296,787
Series 2015 D, 5% 2/1/26	10,000	10,408
Miami-Dade County Wtr. & Swr. Rev. Series 2021, 5% 10/1/32	155,000	181,366
Orange County Health Facilities Auth. Series 2016 A, 5% 10/1/39	60,000	61,807
Orange County Hsg. Fin. Auth. Multi-family Rev. Bonds Series 2021 B, 0.55%, tender 7/1/24 (b)	1,600,000	1,566,483
Palm Beach County Health Facilities Auth. Hosp. Rev. (Jupiter Med. Ctr. Proj.) Series 2022:
5% 11/1/29	175,000	187,456
5% 11/1/32	200,000	219,447
5% 11/1/34	310,000	339,077
5% 11/1/37	385,000	408,782
5% 11/1/39	400,000	420,434
5% 11/1/41	400,000	418,646
Palm Beach County Health Facilities Auth. Rev. Series 2015 C, 5% 5/15/30	495,000	468,086
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	365,000	357,492
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/26	100,000	105,088
5% 8/15/42	5,000	5,166
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/26	100,000	102,817
Series 2015 A, 5% 12/1/40	410,000	413,159
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2016 B, 5% 7/1/29	25,000	26,070
Series 2020 B:
4% 7/1/39	1,000,000	1,015,465
4% 7/1/45	825,000	819,636
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/34	700,000	473,230
0% 9/1/35	750,000	484,914
0% 9/1/36	800,000	491,674
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	30,000	31,818
5% 10/15/49	60,000	62,971
TOTAL FLORIDA		27,574,522
Georgia - 5.2%
Atlanta Arpt. Passenger Facilities Charge Rev. Series 2023 E, 5% 7/1/39 (c)	520,000	577,327
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/29 (c)	140,000	140,000
Series 2019 B, 5% 7/1/25 (c)	60,000	61,431
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	610,000	433,254
Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.15%, tender 6/13/24 (b)	1,140,000	1,126,476
Series 2013 1st, 2.925%, tender 3/12/24 (b)	330,000	328,915
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/27	210,000	227,326
Fulton County Dev. Auth. Rev. Series 2019, 4% 6/15/49	40,000	38,940
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	1,895,000	1,512,338
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2019 A:
4% 1/1/49	245,000	235,740
5% 1/1/26	165,000	171,821
5% 1/1/30	55,000	60,137
5% 1/1/34	375,000	406,767
Series 2021 A:
4% 1/1/35 (Assured Guaranty Muni. Corp. Insured)	400,000	418,490
4% 1/1/36 (Assured Guaranty Muni. Corp. Insured)	410,000	429,501
4% 1/1/37 (Assured Guaranty Muni. Corp. Insured)	470,000	489,547
4% 1/1/40 (Assured Guaranty Muni. Corp. Insured)	385,000	392,865
4% 1/1/41	480,000	481,590
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	200,000	203,699
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	425,000	442,150
5% 1/1/28 (Assured Guaranty Muni. Corp. Insured)	400,000	434,311
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	360,000	402,478
5% 1/1/32 (Assured Guaranty Muni. Corp. Insured)	330,000	368,257
5% 1/1/32 (Assured Guaranty Muni. Corp. Insured)	280,000	312,461
Georgia Road & Thruway Auth. Rev. Series 2020, 5% 6/1/31	1,000,000	1,149,049
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	5,000	4,683
5% 8/1/39	5,000	5,046
5% 8/1/43	5,000	5,069
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	195,000	198,686
4% 7/1/43	205,000	203,433
Main Street Natural Gas, Inc. Bonds:
Series 2021 A, 4%, tender 9/1/27 (b)	12,000,000	12,070,415
Series 2022 E, 4%, tender 12/1/29 (b)	3,595,000	3,622,128
Series 2023 C, 5%, tender 9/1/30 (b)	1,000,000	1,069,807
Series 2023 D, 5%, tender 12/1/30 (b)	3,940,000	4,190,422
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	200,000	192,785
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/39	1,365,000	1,393,772
5% 4/1/24	675,000	677,933
5% 4/1/29	500,000	553,286
5% 4/1/36	135,000	151,261
Series 2020 B:
5% 9/1/25	180,000	187,100
5% 9/1/34	1,000,000	1,155,404
Series A, 5% 6/1/24	130,000	130,863
TOTAL GEORGIA		36,656,963
Hawaii - 1.3%
Hawaii Arpts. Sys. Rev.:
Series 2018 A:
5% 7/1/33 (c)	350,000	374,716
5% 7/1/48 (c)	2,800,000	2,876,427
Series 2022 A, 5% 7/1/42 (c)	1,245,000	1,342,815
Series 2022 B, 5% 7/1/24 (c)	3,350,000	3,373,374
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/36 (c)	40,000	41,170
Honolulu City & County Gen. Oblig.:
(Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	1,000,000	1,129,121
Series 2017 A, 5% 9/1/33	5,000	5,416
TOTAL HAWAII		9,143,039
Idaho - 0.1%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
Series 2019 A, 4% 1/1/50	15,000	14,987
Series 2021 A, 5% 7/15/31	610,000	706,254
TOTAL IDAHO		721,241
Illinois - 12.0%
Champaign County Cmnty. Unit Series 2019, 4% 6/1/26	15,000	15,410
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	830,000	819,402
Series 2018 A:
5% 12/1/29	350,000	362,768
5% 12/1/30	160,000	165,263
5% 12/1/31	150,000	154,385
Series 2018 C, 5% 12/1/46	3,250,000	3,232,305
Series 2019 A:
5% 12/1/29	125,000	131,946
5% 12/1/30	405,000	423,525
5% 12/1/30	100,000	104,574
Series 2022 B:
4% 12/1/35	600,000	600,115
4% 12/1/36	1,005,000	993,679
Chicago Gen. Oblig.:
Series 2015 C, 5% 1/1/27	215,000	219,935
Series 2020 A:
5% 1/1/27	400,000	418,772
5% 1/1/30	615,000	667,858
Series 2021 A, 5% 1/1/32	7,725,000	8,449,486
Series 2021 B, 4% 1/1/32	375,000	380,467
Series 2023 A:
5% 1/1/29	1,000,000	1,073,823
5% 1/1/33	895,000	991,191
Chicago Midway Arpt. Rev.:
Series 2013 A, 5.5% 1/1/29 (c)	200,000	200,288
Series 2014 B:
5% 1/1/26	100,000	100,108
5% 1/1/28	270,000	270,292
Series 2016 A, 4% 1/1/33 (c)	305,000	307,680
Series 2016 B, 4% 1/1/35	200,000	202,651
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 B, 4% 1/1/29 (c)	400,000	400,095
Series 2017 B, 5% 1/1/37	50,000	52,783
Series 2018 A, 5% 1/1/48 (c)	90,000	92,743
Series 2022 C, 5% 1/1/40 (c)	1,850,000	1,998,131
Series 2023, 5% 1/1/38 (Build America Mutual Assurance Insured)	1,000,000	1,109,958
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (c)	50,000	51,436
5% 7/1/48 (c)	600,000	604,674
Cook County Gen. Oblig.:
Series 2016 A, 5% 11/15/31	500,000	521,171
Series 2021 A:
5% 11/15/24	50,000	50,839
5% 11/15/33	425,000	477,434
Series 2021 B:
4% 11/15/25	180,000	183,808
4% 11/15/26	90,000	93,331
4% 11/15/27	90,000	94,743
4% 11/15/28	45,000	47,179
DuPage & Cook Counties Cmnty. Unit School District #205 Series 2022, 4% 9/15/42	2,100,000	2,124,367
Illinois Fin. Auth.:
Bonds Series 2020 B, 5%, tender 11/15/24 (b)	400,000	401,402
Series 2020 A:
3% 5/15/50	1,570,000	1,137,690
3% 5/15/50 (Build America Mutual Assurance Insured)	710,000	560,080
3.25% 8/15/49	285,000	225,300
4% 5/15/50	1,000,000	926,968
Series 2021 A, 4% 8/15/37	2,155,000	2,229,921
Series 2022 A:
5% 10/1/29	350,000	371,427
5% 10/1/30	230,000	245,677
5% 10/1/31	215,000	231,014
Illinois Fin. Auth. Academic Facilities:
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A, 5% 10/1/25	200,000	206,115
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/26	200,000	210,229
5% 10/1/31	200,000	221,131
5% 10/1/38	200,000	212,291
Illinois Fin. Auth. Health Svcs. Facility Lease Rev. (Provident Group - UIC Surgery Ctr. LLC - Univ. of Illinois Health Svcs. Facility Proj.) Series 2020, 4% 10/1/55	400,000	350,790
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/24	45,000	45,231
5% 8/1/30	615,000	647,863
(Depaul Univ., IL Proj.):
Series 2016 A, 5% 10/1/28	10,000	10,557
Series 2016, 5% 10/1/29	30,000	31,639
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	750,000	738,282
5% 5/15/43	790,000	824,891
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	15,000	15,657
Series 2015 A, 5% 11/15/25	150,000	154,170
Series 2015 C:
4.125% 8/15/37	60,000	59,268
5% 8/15/26	35,000	35,912
5% 8/15/44	1,130,000	1,145,483
Series 2016 A:
5% 8/15/24 (Escrowed to Maturity)	65,000	65,699
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	10,000	10,572
5% 7/1/36 (Pre-Refunded to 7/1/26 @ 100)	45,000	47,575
Series 2016 B, 5% 8/15/35	250,000	262,878
Series 2016 C:
4% 2/15/41	35,000	34,632
5% 2/15/34	50,000	52,604
Series 2016:
5% 5/15/29	10,000	10,405
5% 12/1/29	620,000	645,240
5% 12/1/33	485,000	502,236
5% 12/1/40	85,000	86,928
5% 12/1/46	2,695,000	2,743,310
Series 2017 A, 5% 7/15/42	1,000,000	1,048,479
Series 2019:
4% 9/1/35	60,000	52,941
5% 9/1/36	295,000	283,995
5% 9/1/38	100,000	93,951
Illinois Gen. Oblig.:
Series 2014:
5% 2/1/25	520,000	520,504
5% 5/1/28	50,000	50,246
Series 2016:
5% 1/1/26	5,000	5,182
5% 2/1/26	400,000	415,221
5% 2/1/27	585,000	619,230
5% 11/1/29	1,400,000	1,462,561
Series 2017 C, 5% 11/1/29	345,000	369,384
Series 2017 D, 5% 11/1/27	850,000	913,551
Series 2017, 4% 2/1/24	30,000	30,012
Series 2018 A:
5% 10/1/24	25,000	25,320
5% 10/1/28	1,500,000	1,634,831
Series 2018 B:
5% 5/1/24	1,500,000	1,507,983
5% 10/1/24	1,050,000	1,063,432
Series 2019 B:
5% 9/1/24	105,000	106,181
5% 9/1/25	20,000	20,601
Series 2020 C, 4% 10/1/37	1,815,000	1,841,718
Series 2021 A, 5% 3/1/32	450,000	505,123
Series 2022 A, 5% 3/1/32	650,000	739,421
Series 2022 B:
5% 3/1/29	650,000	712,997
5% 3/1/33	1,700,000	1,926,380
Series 2023 B:
5% 5/1/35	1,915,000	2,153,988
5.25% 5/1/41	670,000	741,831
Series 2023 D, 5% 7/1/29	1,615,000	1,780,074
Series May 2014, 5% 5/1/39	1,700,000	1,703,694
Illinois Hsg. Dev. Auth. Series 2021, 3% 4/1/51	640,000	620,266
Illinois Hsg. Dev. Auth. Rev. Series 2019 D, 2.7% 10/1/34	115,000	106,428
Illinois Sales Tax Rev. Series 2013, 5% 6/15/24	285,000	285,266
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2019 A, 5% 1/1/44	105,000	113,630
Series A, 5% 1/1/40	220,000	244,523
Kendall, Kane & Will Counties Cmnty. Unit School District #308:
Series 2008, 0% 2/1/25 (Assured Guaranty Muni. Corp. Insured)	315,000	303,757
Series 2015, 4% 2/1/30	800,000	807,127
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2002 A, 0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,280,000	1,466,250
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	610,000	272,856
0% 6/15/44 (Assured Guaranty Muni. Corp. Insured)	1,680,000	710,649
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	155,000	54,972
Series 1994 A, 0% 6/15/25	25,000	23,747
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	1,037,987
Series 2002 A:
0% 6/15/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	30,000	22,648
0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	240,000	162,278
Series 2017 A, 5% 6/15/57	875,000	892,732
Series 2020 A:
4% 6/15/50	1,170,000	1,110,176
5% 6/15/50	1,730,000	1,787,775
Series 2022 A:
0% 12/15/35	420,000	274,530
0% 6/15/40	1,725,000	869,547
4% 12/15/47	5,000,000	4,820,745
Northern Illinois Univ. Revs. Series 2020 B, 4% 4/1/40 (Build America Mutual Assurance Insured)	455,000	457,396
Sales Tax Securitization Corp. Series 2023 C, 5% 1/1/31	1,000,000	1,132,418
Schaumburg Village Gen. Oblig. Series 2023, 4% 12/1/30	680,000	722,842
Univ. of Illinois Board of Trustees Ctfs. of Prtn. (Univ. of Illinois Rev. Proj.) Series 2014 A, 5% 10/1/26	15,000	15,183
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/30	100,000	109,070
TOTAL ILLINOIS		84,643,311
Indiana - 0.9%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (b)	50,000	45,863
Series 2020 B, 0.95%, tender 4/1/26 (b)(c)	100,000	92,361
Indiana Fin. Auth. Health Sys. Rev. Series 2016 A, 4% 11/1/51	1,885,000	1,699,507
Indiana Fin. Auth. Rev. Series 2016, 5% 9/1/30	50,000	52,899
Indiana Fin. Auth. Wastewtr. Util. Rev. Series 2021 2, 5% 10/1/41	1,000,000	1,118,165
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2021 B:
3% 7/1/50	105,000	102,262
5% 7/1/25	690,000	709,614
Series 2021 C1, 3% 1/1/52	1,130,000	1,089,884
Series A, 3.75% 1/1/49	290,000	288,278
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2014 D:
5% 1/1/28 (c)	75,000	75,284
5% 1/1/30 (c)	85,000	85,321
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 4% 4/1/46	215,000	200,715
Series 2020, 5% 4/1/30	105,000	115,105
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (b)(c)	695,000	706,854
TOTAL INDIANA		6,382,112
Iowa - 0.5%
Iowa Fin. Auth. Rev.:
Series 2019 A1, 4% 5/15/55	545,000	328,175
Series A:
5% 5/15/43	35,000	28,173
5% 5/15/48	420,000	320,411
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/27 (c)	155,000	163,740
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2:
4% 6/1/40	425,000	422,186
5% 6/1/27	250,000	263,251
5% 6/1/28	500,000	534,576
5% 6/1/29	600,000	649,473
5% 6/1/30	700,000	766,312
Series 2021 B1, 4% 6/1/49	260,000	261,391
TOTAL IOWA		3,737,688
Kentucky - 1.4%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A, 4% 2/1/36	300,000	300,743
Series 2019:
3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	370,000	310,437
4% 2/1/37	175,000	175,439
5% 2/1/25	280,000	283,653
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	1,000,000	929,245
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/30	345,000	377,629
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 118) Series 2018, 5% 4/1/25	175,000	179,586
(Proj. No. 119) Series 2018:
5% 5/1/26	80,000	84,113
5% 5/1/29	85,000	92,954
5% 5/1/32	20,000	21,866
5% 5/1/33	15,000	16,388
5% 5/1/34	20,000	21,785
5% 5/1/35	10,000	10,816
5% 5/1/36	10,000	10,789
5% 5/1/38	1,000,000	1,068,703
Series A:
4% 11/1/35	600,000	616,614
5% 11/1/29	150,000	165,467
Kentucky, Inc. Pub. Energy:
Bonds Series A, 4%, tender 6/1/26 (b)	1,505,000	1,496,883
Series 2024 A1:
5% 2/1/30	755,000	793,914
5% 2/1/31	805,000	849,281
5% 2/1/32	600,000	643,818
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	70,000	73,129
Series 2020 D, 5%, tender 10/1/29 (b)	85,000	92,490
Series 2016 A, 5% 10/1/32	70,000	72,777
Series 2020 A:
3% 10/1/43	1,230,000	964,047
4% 10/1/40	195,000	193,328
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A, 5% 7/1/24 (c)	65,000	65,463
TOTAL KENTUCKY		9,911,357
Louisiana - 0.4%
Louisiana Hsg. Corp. Single Fami (Home Ownership Prog.) Series 2023 C, 5.75% 12/1/53	235,000	258,457
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.):
Series 2015, 5% 5/15/47	195,000	196,988
Series 2017, 5% 5/15/27	115,000	121,746
(Tulane Univ. of Louisiana Proj.):
Series 2016 A, 5% 12/15/28	15,000	15,919
Series 2017 A, 5% 12/15/32	165,000	178,173
Series 2018 E, 5% 7/1/38	100,000	106,583
New Orleans Aviation Board Rev. (North Term. Proj.) Series 2017 B, 5% 1/1/48 (c)	2,000,000	2,021,292
TOTAL LOUISIANA		2,899,158
Maine - 0.4%
Auburn (Edward Little High School Proj.) Series 2021, 2.375% 11/1/40	2,300,000	1,738,533
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2014, 5% 7/1/30 (Pre-Refunded to 7/1/24 @ 100)	585,000	590,603
Series 2016 A:
4% 7/1/41	85,000	78,275
4% 7/1/46	85,000	73,588
5% 7/1/41	25,000	25,048
5% 7/1/46	155,000	145,391
Series 2017 B, 5% 7/1/29	10,000	10,641
TOTAL MAINE		2,662,079
Maryland - 1.7%
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	100,000	94,549
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	55,000	54,910
Series 2019 C:
3.5% 3/1/50	515,000	508,481
5% 9/1/28	115,000	125,635
Series 2021 C, 0.6% 7/1/24	600,000	591,592
Maryland Econ. Dev. Corp. Air Cargo Series 2019:
5% 7/1/25 (c)	510,000	517,179
5% 7/1/26 (c)	230,000	235,764
Maryland Gen. Oblig. Series 2022 2C, 4% 3/1/28	1,000,000	1,067,855
Maryland Health & Higher Edl. Series 2021 A:
2.5% 7/1/51	1,210,000	800,736
3% 7/1/46	1,265,000	985,236
3% 7/1/51	915,000	667,685
4% 6/1/55	190,000	162,335
5% 6/1/29	120,000	128,734
Maryland Stadium Auth. Built to Learn Rev. Series 2021, 4% 6/1/46	180,000	180,995
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020, 5% 7/1/40	2,000,000	2,212,332
Prince Georges County Ctfs. of Prtn. Series 2021:
5% 10/1/25	1,610,000	1,670,907
5% 10/1/26	1,650,000	1,754,105
TOTAL MARYLAND		11,759,030
Massachusetts - 3.4%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1, 5% 7/1/35	820,000	957,439
Massachusetts Commonwealth Trans. Fund Rev.:
(Rail Enhancement Prog.) Series 2021 B:
5% 6/1/26	350,000	370,850
5% 6/1/27	500,000	543,945
5% 6/1/41	1,250,000	1,335,614
Series 2021 A, 5% 6/1/51	1,860,000	1,997,315
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp.) Series 2014 A, 5.25% 7/1/34	40,000	36,552
Series 2016 A, 5% 1/1/31	40,000	41,501
Series 2016 I:
5% 7/1/30	195,000	201,884
5% 7/1/41	140,000	141,774
Series 2017 A:
5% 1/1/36	325,000	338,914
5% 1/1/37	1,050,000	1,090,322
Series 2017, 5% 7/1/36	275,000	282,356
Series 2018, 5% 1/1/43	180,000	183,195
Series 2019 K:
5% 7/1/25	125,000	128,350
5% 7/1/26	165,000	173,096
5% 7/1/27	195,000	208,725
Series 2019:
5% 7/1/27	440,000	457,849
5% 9/1/59	235,000	248,197
Series 2020 A, 4% 7/1/45	480,000	423,876
Series 2021 V, 5% 7/1/55	1,245,000	1,516,872
Series 2021:
4% 7/1/26	240,000	237,476
4% 7/1/27	255,000	251,972
4% 7/1/28	325,000	320,270
4% 7/1/29	340,000	333,750
4% 7/1/30	355,000	346,661
4% 7/1/31	370,000	359,716
Series M:
4% 10/1/50	490,000	415,165
5% 10/1/45	370,000	373,369
Massachusetts Edl. Fing. Auth. Rev. Series 2016, 5% 7/1/24 (c)	210,000	211,486
Massachusetts Gen. Oblig.:
Series 2019 A, 5% 1/1/49	2,000,000	2,124,425
Series 2019 C, 5% 5/1/49	345,000	367,747
Series 2022 C, 5.25% 10/1/47	2,000,000	2,263,253
Series E, 5% 11/1/50	1,640,000	1,772,005
Massachusetts Hsg. Fin. Auth. Series 2021 223, 3% 6/1/47	605,000	589,121
Massachusetts Port Auth. Rev.:
Series 2019 A, 5% 7/1/40 (c)	500,000	531,338
Series 2021 E:
5% 7/1/41 (c)	1,000,000	1,078,477
5% 7/1/46 (c)	290,000	306,638
5% 7/1/51 (c)	1,000,000	1,047,996
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (c)	230,000	237,272
TOTAL MASSACHUSETTS		23,846,763
Michigan - 1.3%
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	140,000	126,267
5% 7/1/25	60,000	60,541
5% 7/1/27	265,000	273,050
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	180,000	190,703
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	395,000	279,018
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A, 5% 7/1/48	200,000	208,507
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2016 D, 5% 7/1/27	100,000	105,144
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 4% 5/15/36	185,000	186,820
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	50,000	53,389
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	570,000	587,830
Series 2016, 5% 11/15/26	160,000	168,363
Series 2019 A:
3% 12/1/49	555,000	436,706
5% 11/15/48	55,000	57,134
Series 2020 A, 4% 6/1/49	135,000	124,645
Series 2020, 5% 6/1/40	1,105,000	1,164,698
Series 2021:
4% 9/1/31	665,000	698,319
5% 9/1/32	690,000	771,438
5% 9/1/33	650,000	722,424
5% 9/1/36	505,000	552,107
Michigan Hosp. Fin. Auth. Rev. Series 2008 C, 5% 12/1/32	10,000	10,783
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	570,000	562,633
Michigan State Hsg. Dev. Auth. Series 2021 A, 2.45% 10/1/46	555,000	391,207
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(c)	175,000	172,272
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/50	1,000,000	1,082,159
Wayne County Arpt. Auth. Rev.:
Series 2017 A, 5% 12/1/29	45,000	48,550
Series 2017 B, 5% 12/1/42 (c)	150,000	154,859
Series 2018 D, 5% 12/1/29 (c)	85,000	91,686
TOTAL MICHIGAN		9,281,252
Minnesota - 0.7%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	220,000	223,962
5% 2/15/58	270,000	273,345
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	60,000	61,539
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2022 B:
5% 1/1/34 (c)	210,000	236,423
5% 1/1/37 (c)	520,000	576,230
Minnesota Higher Ed. Facilities Auth. Rev.:
Series 2018 A:
5% 10/1/30	500,000	538,111
5% 10/1/45	30,000	30,583
Series 2023, 4.25% 10/1/38	300,000	303,316
Minnesota Hsg. Fin. Agcy.:
Series 2023 F, 5.75% 7/1/53	150,000	161,969
Series B, 4% 8/1/39	2,050,000	2,075,568
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(d)	255,000	247,401
TOTAL MINNESOTA		4,728,447
Mississippi - 0.4%
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(c)	2,200,000	1,378,340
Mississippi Home Corp. Series 2021 B:
3% 6/1/51	275,000	268,376
5% 6/1/25	750,000	770,386
Mississippi Hosp. Equip. & Facilities Auth.:
Bonds Series II, 5%, tender 3/1/27 (b)	80,000	84,124
Series I, 5% 10/1/24	70,000	70,817
TOTAL MISSISSIPPI		2,572,043
Missouri - 0.7%
Cape Girardeau County Indl. Dev. Auth.:
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	105,000	110,173
Series 2021, 4% 3/1/41	250,000	250,958
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/44	1,200,000	1,216,792
Missouri Health & Edl. Facilities Rev. Series 2018 A, 5% 11/15/43	1,000,000	1,040,712
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
Series 2019, 4% 5/1/50	15,000	15,000
Series 2021 A, 3% 5/1/52	455,000	441,277
Saint Louis Arpt. Rev. Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	570,000	606,605
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5.125% 9/1/48	25,000	22,201
5.25% 9/1/53	1,240,000	1,096,548
TOTAL MISSOURI		4,800,266
Montana - 0.1%
Montana Board Hsg. Single Family:
Series 2017 A, 4% 12/1/47 (c)	5,000	4,986
Series 2019 B, 4% 6/1/50	10,000	10,018
Montana Facility Fin. Auth. Series 2021 A, 3% 6/1/50	575,000	416,485
Montana Facility Fin. Auth. Rev. (Benefis Health Sys. Proj.) Series 2016, 5% 2/15/32	30,000	31,321
TOTAL MONTANA		462,810
Nebraska - 1.3%
Central Plains Energy Proj. Rev. Bonds:
(Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	2,290,000	2,427,547
Series 2019, 4%, tender 8/1/25 (b)	725,000	728,985
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Projs.) Series 2021 A, 3% 7/1/51	260,000	187,403
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	40,000	39,775
Series 2019 E, 3.75% 9/1/49 (c)	60,000	59,424
Series 2020 A, 3.5% 9/1/50	700,000	691,874
Series 2022 B:
5% 3/1/25 (c)	1,090,000	1,108,213
5% 9/1/25 (c)	1,105,000	1,132,956
5% 3/1/26 (c)	1,100,000	1,138,099
5% 9/1/26 (c)	1,140,000	1,190,828
5% 3/1/30 (c)	400,000	432,847
TOTAL NEBRASKA		9,137,951
Nevada - 0.3%
Clark County Arpt. Rev. Series 2014 A2, 5% 7/1/30	115,000	115,996
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	270,000	270,253
Series 2019 B, 4% 10/1/49	25,000	25,025
Series 2021 B, 3% 10/1/51	1,935,000	1,870,057
Tahoe-Douglas Visitors Auth. Series 2020, 5% 7/1/45	195,000	197,383
TOTAL NEVADA		2,478,714
New Hampshire - 0.8%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B:
3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	490,000	371,984
5% 8/15/30	1,405,000	1,562,587
Nat'l. Finnance Auth.:
Series 2020 1, 4.125% 1/20/34	221,220	218,705
Series 2023 2A, 3.875% 1/20/38	1,617,621	1,566,107
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/26	105,000	109,530
5% 8/1/37	100,000	104,670
Series 2023 B, 5% 11/1/43 (c)	550,000	600,162
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	1,476,629	1,449,810
TOTAL NEW HAMPSHIRE		5,983,555
New Jersey - 4.5%
New Jersey Econ. Dev. Auth.:
Series 2018 EEE:
5% 6/15/43	800,000	843,153
5% 6/15/43 (Pre-Refunded to 12/15/28 @ 100)	470,000	530,390
Series 2023 RRR, 5% 3/1/25	1,890,000	1,934,991
Series A, 5% 11/1/40	360,000	387,680
Series QQQ:
4% 6/15/46	610,000	603,682
5% 6/15/27	35,000	37,673
5% 6/15/28	40,000	43,989
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	100,000	65,905
(NJ Transit Corp. Projs.) Series A, 4% 11/1/27	370,000	384,597
Series 2014 PP, 4% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	70,000	70,216
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	60,000	60,451
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	70,000	70,620
Series 2018 EEE, 5% 6/15/28	410,000	450,891
Series LLL:
4% 6/15/44	315,000	315,404
5% 6/15/44	180,000	191,252
Series MMM, 4% 6/15/35	90,000	93,449
Series PP, 5% 6/15/31 (Pre-Refunded to 6/15/24 @ 100)	260,000	261,953
New Jersey Edl. Facility Series 2016 B, 4% 9/1/26	500,000	514,120
New Jersey Gen. Oblig. Series 2020 A, 5% 6/1/29	205,000	231,328
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016:
4% 7/1/48	100,000	91,856
5% 7/1/41	65,000	65,763
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A, 5% 12/1/26 (c)	530,000	551,621
Series 2018 B:
5% 12/1/25 (c)	500,000	514,023
5% 12/1/26 (c)	485,000	504,786
5% 12/1/27 (c)	850,000	897,611
Series 2020:
5% 12/1/24 (c)	100,000	101,202
5% 12/1/25 (c)	235,000	241,591
5% 12/1/25 (c)	60,000	61,683
5% 12/1/26 (c)	205,000	213,363
5% 12/1/27 (c)	145,000	153,122
5% 12/1/27 (c)	40,000	42,241
Series 2023 B, 5% 12/1/30 (c)	3,780,000	4,121,880
New Jersey Tobacco Settlement Fing. Corp.:
Series 2018 A, 5.25% 6/1/46	1,915,000	1,974,122
Series 2018 B, 5% 6/1/46	500,000	507,506
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2015 E, 5% 1/1/34	190,000	193,539
Series D, 5% 1/1/28	170,000	179,313
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	505,000	539,063
Series 2006 C, 0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	780,000	571,371
Series 2010 A, 0% 12/15/27	250,000	220,685
Series 2014 AA, 5% 6/15/25	100,000	100,936
Series 2016 A, 5% 6/15/27	160,000	168,013
Series 2018 A, 5% 12/15/32	100,000	110,243
Series 2019 BB, 4% 6/15/50	370,000	358,731
Series 2021 A:
4% 6/15/34	140,000	148,007
5% 6/15/32	295,000	340,304
5% 6/15/33	1,000,000	1,153,963
Series 2022 A, 4% 6/15/39	720,000	737,448
Series 2022 AA:
5% 6/15/33	250,000	293,302
5% 6/15/36	1,460,000	1,680,099
Series 2022 BB:
4% 6/15/46	1,385,000	1,372,669
4% 6/15/50	1,000,000	969,543
Series AA:
4% 6/15/38	185,000	189,871
4% 6/15/45	1,535,000	1,531,135
4% 6/15/50	1,980,000	1,919,696
5% 6/15/40	210,000	231,350
Series BB:
5% 6/15/33	1,000,000	1,100,817
5% 6/15/50	70,000	72,949
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A:
5% 11/1/36	450,000	510,676
5% 11/1/40	150,000	162,824
TOTAL NEW JERSEY		31,990,661
New Mexico - 0.3%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/26 (c)	1,045,000	1,090,235
5% 9/1/27 (c)	350,000	370,649
5% 9/1/29 (c)	150,000	163,047
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	130,000	129,915
Series 2019 D, 3.75% 1/1/50	40,000	39,765
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	10,000	9,585
5% 5/15/39	5,000	4,535
5% 5/15/44	5,000	4,374
5% 5/15/49	15,000	12,496
TOTAL NEW MEXICO		1,824,601
New York - 8.9%
Buffalo and Erie County Indl. Land Rev. (Catholic Health Sys., Inc. Proj.) Series 2015, 5% 7/1/25	400,000	390,039
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds Series 2021 B, 1.5%, tender 9/1/26 (b)	500,000	472,405
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.) Series 2015 B, 4% 7/1/35	5,000	5,052
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	100,000	99,996
New York City Edl. Construction Fund Series 2021 B:
5% 4/1/46	675,000	726,594
5% 4/1/52	520,000	553,892
New York City Gen. Oblig.:
Series 2018 A, 5% 8/1/24	100,000	101,245
Series 2024 A, 5% 8/1/41	1,135,000	1,307,682
Series E, 5% 8/1/30	1,025,000	1,081,926
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	270,000	256,076
Series 2021 K2, 0.9%, tender 1/1/26 (b)	2,075,000	1,933,314
Series 2021, 0.6%, tender 7/1/25 (b)	385,000	364,594
Series A 1 B, 5% 5/1/30	490,000	547,353
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series GG 1, 5% 6/15/48	1,350,000	1,454,263
New York City Transitional Fin. Auth.:
Series 2024 B, 5% 5/1/39	4,750,000	5,576,349
Series 2024, 5% 11/1/29 (e)	4,000,000	4,580,402
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	660,000	774,456
New York Dorm. Auth. Rev.:
Bonds Series 2019 B2, 5%, tender 5/1/24 (b)	100,000	100,116
Series 2020 A:
4% 9/1/37	350,000	350,115
4% 9/1/39	700,000	682,633
Series 2022 A:
5% 7/15/37	110,000	117,510
5% 7/15/42	310,000	321,227
New York Dorm. Auth. Sales Tax Rev. Series 2023 A1, 5% 3/15/41	3,915,000	4,500,399
New York Metropolitan Trans. Auth. Rev.:
Series 2015 A1, 5% 11/15/29	120,000	122,410
Series 2016 A, 5% 11/15/31	100,000	103,530
Series 2016 C1, 5% 11/15/33	1,000,000	1,039,587
Series 2017 B, 5% 11/15/24	565,000	574,914
Series 2017 C1, 5% 11/15/30	325,000	352,388
Series 2017 D:
5% 11/15/25	1,635,000	1,698,056
5% 11/15/30	2,220,000	2,407,081
Series 2020 D:
4% 11/15/46	2,050,000	1,984,369
4% 11/15/47	150,000	144,499
New York State Dorm. Auth.:
Series 2019 D, 3% 2/15/49	1,065,000	854,624
Series 2021 A, 4% 3/15/38	1,000,000	1,051,422
Series 2021 E:
3% 3/15/50	1,060,000	844,963
4% 3/15/39	1,000,000	1,043,490
New York State Envir. Facilities Corp. Rev. (2010 Master Fing. Prog.) Series 2021 B:
5% 2/15/28	160,000	177,517
5% 8/15/28	235,000	263,976
5% 2/15/29	100,000	113,636
5% 8/15/29	200,000	229,752
5% 2/15/30	340,000	394,510
5% 8/15/30	400,000	468,854
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 J2, 1.1%, tender 5/1/27 (b)	1,105,000	1,008,473
Series 2021 K2, 1%, tender 11/1/26 (b)	300,000	279,533
Series 2023 C2, 3.8%, tender 5/1/29 (b)	3,120,000	3,131,278
Series J, 0.75% 5/1/25	225,000	213,773
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2021 232, 5% 10/1/25 (c)	765,000	784,198
Series 2021 239, 3.25% 10/1/51	960,000	935,493
Series 221, 3.5% 10/1/32 (c)	20,000	19,678
New York State Urban Dev. Corp.:
Series 2020 C, 4% 3/15/39	1,000,000	1,039,089
Series 2020 E:
4% 3/15/44	1,675,000	1,695,804
4% 3/15/45	1,350,000	1,363,696
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	1,105,000	1,233,457
New York Trans. Dev. Corp.:
(Delta Air Lines, Inc. - Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2020, 5% 10/1/40 (c)	1,000,000	1,011,053
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/32 (c)	380,000	425,185
5% 12/1/33 (c)	590,000	659,521
5% 12/1/34 (c)	645,000	719,301
5% 12/1/35 (c)	325,000	360,290
5% 12/1/36 (c)	220,000	241,862
5% 12/1/37 (c)	590,000	642,258
5% 12/1/38 (c)	1,430,000	1,545,108
5% 12/1/39 (c)	1,090,000	1,170,347
5% 12/1/40 (c)	925,000	988,165
5% 12/1/41 (c)	840,000	890,303
5% 12/1/42 (c)	420,000	443,012
Niagara Area Dev. Corp. Rev. (Catholic Health Sys., Inc. Proj.) Series 2022, 4.5% 7/1/52	555,000	407,288
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/29 (Assured Guaranty Muni. Corp. Insured)	600,000	600,509
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2015, 5% 7/1/27	295,000	302,216
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
5.125% 11/1/41 (d)	100,000	82,566
5.375% 11/1/54 (d)	100,000	77,105
TOTAL NEW YORK		62,437,777
New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 2017 202, 5% 10/15/29 (c)	500,000	526,656
North Carolina - 0.1%
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/27 (Escrowed to Maturity)	10,000	10,844
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	300,000	295,986
Series 2020 A, 3% 7/1/45	365,000	295,510
Series 2021 A, 4% 3/1/51	280,000	198,693
North Carolina State Ed. Assistance Auth. Student Ln. Rev. Series 2023 A, 5% 6/1/43 (c)	160,000	165,636
TOTAL NORTH CAROLINA		966,669
North Dakota - 0.2%
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	190,000	184,957
Series 2021 B, 3% 7/1/52	620,000	599,211
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	790,000	560,892
TOTAL NORTH DAKOTA		1,345,060
Ohio - 4.5%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	495,000	502,420
Series 2020, 4% 11/15/38	1,500,000	1,434,890
Allen County Hosp. Facilities Rev. (Mercy Health) Series 2017 A:
5% 8/1/25	10,000	10,300
5% 8/1/26	390,000	410,185
5% 8/1/27	10,000	10,740
5% 8/1/28	10,000	10,863
5% 8/1/29	10,000	10,852
5% 8/1/30	10,000	10,847
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A, 5% 2/15/44	175,000	184,622
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	550,000	423,742
4% 6/1/48	180,000	166,241
5% 6/1/34	370,000	404,415
Series 2020 B2, 5% 6/1/55	1,370,000	1,287,465
Cleveland Arpt. Sys. Rev. Series 2016 A, 5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	145,000	147,782
Cleveland Wtr. Rev. Series 2020, 5% 1/1/28	800,000	878,799
County of Cuyahoga (Ballpark Impt. Proj.) Series 2022 A, 4% 1/1/35	8,000,000	8,512,826
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	110,000	109,781
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	60,000	57,215
5% 12/1/46	200,000	212,181
5% 12/1/51	200,000	210,708
Kent State Univ. Revs. Series 2016, 5% 5/1/30	1,495,000	1,563,355
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (b)	255,000	258,256
Series 2019, 5% 2/1/25	160,000	162,494
Middleburg Heights Hosp. Rev. Series 2021 A, 4% 8/1/41	430,000	411,780
Ohio Gen. Oblig.:
Series 2021 A:
5% 3/1/28	110,000	121,346
5% 3/1/28	140,000	154,441
5% 3/1/29	160,000	180,576
5% 3/1/29	210,000	237,006
5% 3/1/30	190,000	218,769
5% 3/1/30	290,000	333,911
Series 2021 B:
5% 2/1/28	205,000	225,709
5% 2/1/29	385,000	433,771
5% 2/1/30	320,000	367,866
Series 2021 C:
5% 3/15/28	275,000	303,641
5% 3/15/29	480,000	542,160
5% 3/15/30	480,000	553,092
Ohio Hosp. Facilities Rev. Series 2021 B:
5% 1/1/26	320,000	334,497
5% 1/1/27	750,000	804,258
Ohio Hosp. Rev. Series 2020 A:
4% 1/15/50	40,000	37,785
5% 1/15/31	300,000	330,154
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	10,000	10,089
(Mtg.-Backed Securities Prog.) Series 2023 B, 6% 3/1/55	380,000	422,732
Series 2021 C, 3.25% 3/1/51	4,335,000	4,235,716
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/25	800,000	835,316
5% 12/15/28	1,250,000	1,403,873
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Projs.) Series 2022 A:
5% 2/15/32	70,000	82,886
5% 2/15/38	185,000	214,626
Series A, 5% 2/15/51	600,000	649,993
Scioto County Hosp. Facilities Rev. Series 2019, 5% 2/15/29	100,000	104,497
Univ. of Akron Gen. Receipts Series 2019 A, 4% 1/1/27	220,000	227,095
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	215,000	221,209
6% 12/1/29	230,000	238,028
6% 12/1/30	245,000	254,458
6% 12/1/31	260,000	270,785
TOTAL OHIO		31,743,044
Oklahoma - 0.1%
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (c)	200,000	205,751
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2015 A, 5% 8/15/24	250,000	251,889
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	125,000	125,346
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev. (Homeownership Ln. Prog.) Series 2023 C, 6% 3/1/54	70,000	77,902
TOTAL OKLAHOMA		660,888
Oregon - 0.4%
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single-Family Mtg. Prog.) Series 2019 A, 2.65% 7/1/39	160,000	135,338
Series 2019 A, 4% 7/1/50	875,000	873,114
Port of Portland Arpt. Rev.:
Series 2020 27A, 5% 7/1/45 (c)	650,000	684,997
Series 27 A, 5% 7/1/36 (c)	240,000	262,465
Salem Hosp. Facility Auth. Rev. (Salem Health Projs.) Series 2019 A, 3% 5/15/49	850,000	641,591
TOTAL OREGON		2,597,505
Pennsylvania - 7.2%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
5% 1/1/51 (c)	2,105,000	2,189,898
5% 1/1/56 (c)	1,280,000	1,328,587
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	170,000	139,019
4% 12/1/41	270,000	187,801
4.25% 12/1/50	300,000	193,854
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/27	475,000	467,855
5% 7/1/28	525,000	515,408
5% 7/1/29	550,000	537,332
5% 7/1/36	120,000	110,722
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A, 5% 11/15/25	100,000	103,643
Chartiers Valley School District Series 2021 A, 3% 10/15/49	1,155,000	895,024
Commonwealth Fing. Auth. Rev. Series 2020 A, 5% 6/1/28	305,000	335,473
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	510,000	515,209
Series 2017, 5% 7/1/28	445,000	466,569
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A:
5% 7/1/46	15,000	13,012
5% 7/1/46 (Pre-Refunded to 7/1/26 @ 100)	5,000	5,274
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/37	40,000	40,271
5% 7/15/36	500,000	525,708
Series 2020, 4% 7/15/45	500,000	469,198
Geisinger Auth. Health Sys. Rev. Series 2017 A1, 5% 2/15/45	100,000	101,993
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	60,000	62,177
Lehigh County Gen. Purp. Hosp. Rev. Series 2016 A, 4% 7/1/35	5,060,000	5,113,796
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	95,000	98,984
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	330,000	319,506
Series 2019, 4% 9/1/44	185,000	180,800
Series 2020, 5% 4/1/27	300,000	303,571
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	195,000	181,340
Series 2016 A, 5% 8/15/46	50,000	50,901
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/24	300,000	302,726
5% 7/1/26	455,000	481,037
5% 7/1/27	500,000	541,775
5% 7/1/34	450,000	486,503
Pennsylvania Higher Edl. Facilities Auth. Rev. (Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	500,000	514,160
Series 2017, 5% 5/1/35	10,000	10,435
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 134B, 5% 10/1/27 (c)	1,160,000	1,219,720
Series 2021 137, 3% 10/1/51	845,000	814,552
Series 2022 138:
3% 10/1/52	1,350,000	1,300,725
5% 4/1/26	1,100,000	1,147,137
5% 10/1/26	600,000	632,633
5% 4/1/27	500,000	532,931
5% 10/1/27	450,000	484,628
5% 4/1/28	465,000	503,973
5% 10/1/28	475,000	519,753
5% 4/1/29	480,000	527,466
5% 10/1/29	1,000,000	1,107,415
5% 4/1/30	1,010,000	1,120,771
5% 10/1/30	695,000	776,474
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2015 B, 5% 12/1/45	265,000	269,648
Series 2016 A1, 5% 12/1/41	1,215,000	1,239,056
Series 2021 A, 4% 12/1/50	1,000,000	979,797
Series 2021 B:
5% 12/1/28	625,000	691,818
5% 12/1/29	1,000,000	1,126,417
Philadelphia Arpt. Rev.:
Series 2017 B:
5% 7/1/35 (c)	50,000	52,362
5% 7/1/47 (c)	970,000	990,560
Series 2020 C, 5% 7/1/29 (c)	595,000	648,219
Series 2021:
5% 7/1/26 (c)	2,920,000	3,031,161
5% 7/1/27 (c)	4,020,000	4,243,984
5% 7/1/28 (c)	425,000	456,164
5% 7/1/34 (c)	1,000,000	1,115,540
5% 7/1/35 (c)	1,000,000	1,111,310
Philadelphia Auth. for Indl. Dev.:
Series 2015 1, 5% 4/1/33	70,000	71,456
Series 2017 A, 5% 9/1/42	760,000	777,501
Philadelphia Gas Works Rev. Series 2020 A, 5% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,131,461
Philadelphia Gen. Oblig.:
Series 2014 A, 5.25% 7/15/27 (Pre-Refunded to 1/15/24 @ 100)	275,000	275,191
Series 2019 A, 5% 8/1/26	220,000	232,566
Philadelphia School District:
Series 2018 A, 5% 9/1/25	50,000	51,469
Series 2018 B, 5% 9/1/43	50,000	52,507
Series 2019 A:
4% 9/1/35	170,000	175,988
5% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	80,000	88,200
Series 2019 B, 5% 9/1/26	415,000	435,451
Series 2019 C, 5% 9/1/33	315,000	350,065
Philadelphia Wtr. & Wastewtr. Rev. Series 2023 B, 5.5% 9/1/53 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,145,205
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	70,000	75,280
Southcentral Pennsylvania Gen. Auth. Rev.:
(Hanover Hosp., Inc. PA Proj.) Series 2015, 5% 12/1/28	45,000	46,574
Series 2019 A:
4% 6/1/44	50,000	49,137
4% 6/1/49	115,000	109,038
5% 6/1/25	200,000	205,352
5% 6/1/44	85,000	89,604
5% 6/1/49	135,000	140,582
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/32 (Assured Guaranty Muni. Corp. Insured)	315,000	331,252
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/43	185,000	191,716
TOTAL PENNSYLVANIA		50,459,370
Puerto Rico - 1.6%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2021 A, 5% 7/1/33 (d)	900,000	912,913
Series 2021 B:
5% 7/1/33 (d)	250,000	253,587
5% 7/1/37 (d)	960,000	964,165
Series 2022 A, 4% 7/1/42 (d)	960,000	847,144
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	2,273,421	1,417,290
4% 7/1/33	1,608,885	1,575,264
4% 7/1/35	575,000	555,935
5.625% 7/1/27	190,000	200,928
5.625% 7/1/29	999,707	1,084,255
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2019 A2, 4.329% 7/1/40	3,795,000	3,767,349
TOTAL PUERTO RICO		11,578,830
Rhode Island - 0.2%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B, 5% 9/1/36	500,000	490,683
Series 2016, 5% 5/15/39	215,000	217,339
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	25,000	25,008
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2023 A, 5% 12/1/30 (c)	730,000	802,132
Series A, 4% 12/1/26 (c)	35,000	35,116
TOTAL RHODE ISLAND		1,570,278
South Carolina - 1.2%
Charleston County Arpt. District Series 2019, 5% 7/1/48	395,000	417,800
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	1,000,000	1,000,509
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	45,000	45,056
Series 2023 B, 6% 1/1/54	235,000	261,529
South Carolina Jobs-Econ. Dev. Auth.:
Series 2019 C, 5% 7/1/33	170,000	184,799
Series 2023:
4% 2/1/42	1,115,000	1,129,962
5% 2/1/40	835,000	927,967
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2022 A, 4% 4/1/52	1,000,000	978,706
South Carolina Ports Auth. Ports Rev.:
Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	255,000	262,193
Series 2018, 5% 7/1/43 (c)	520,000	536,889
South Carolina Pub. Svc. Auth. Rev.:
Series 2016 A:
5% 12/1/26	140,000	146,189
5% 12/1/29	500,000	520,672
5% 12/1/33	15,000	15,497
5% 12/1/38	80,000	81,596
Series 2016 B:
5% 12/1/31	105,000	109,826
5% 12/1/35	195,000	201,567
5% 12/1/41	175,000	178,612
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	30,000	29,453
4% 4/15/48	20,000	18,955
5% 4/15/48	1,415,000	1,465,026
TOTAL SOUTH CAROLINA		8,512,803
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev. Series 2020 A, 3% 9/1/45	475,000	369,796
Tennessee - 1.5%
Chattanooga Health Ed. & Hsg. Facility Board Rev. Series 2019 A1:
4% 8/1/44	575,000	567,026
5% 8/1/25	135,000	138,175
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018:
5% 7/1/26 (c)	450,000	465,822
5% 7/1/37 (c)	200,000	210,251
5% 7/1/38 (c)	1,315,000	1,373,524
Metropolitan Govt. of Nashville & Davidson County Series 2023:
5% 5/1/38	900,000	1,001,079
5% 5/1/40	800,000	881,273
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (c)	55,000	55,357
Series 2019 B:
5% 7/1/38 (c)	655,000	703,738
5% 7/1/54 (c)	225,000	232,113
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C, 5% 1/1/30	2,400,000	2,761,829
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A, 4% 10/1/49	1,000,000	850,000
Tennessee Hsg. Dev. Agcy. Series 2015 A, 3.5% 7/1/45	185,000	183,471
Tennessee Hsg. Dev. Agcy. Residential:
Series 2019 3:
2.6% 7/1/39	65,000	53,680
2.8% 7/1/44	75,000	59,667
Series 2019 4, 2.9% 7/1/39	45,000	39,113
Series 2021 1, 3% 7/1/51	570,000	555,549
Series 2021 3A, 3% 1/1/52	255,000	247,006
TOTAL TENNESSEE		10,378,673
Texas - 4.8%
Austin Cmnty. College District Rev. (Highland Campus Parking Garage Proj.) Series 2018 C:
5% 8/1/25	200,000	206,635
5% 8/1/26	200,000	211,885
Birdville Independent School District Series 2020, 2.375% 2/15/35	170,000	153,899
Brazos County Gen. Oblig. Series 2020, 2.125% 9/1/40	355,000	252,157
Central Reg'l. Mobility Auth.:
Series 2020 B, 5% 1/1/45	1,000,000	1,066,060
Series 2021 B:
5% 1/1/33	640,000	727,143
5% 1/1/34	650,000	737,462
5% 1/1/35	550,000	622,355
5% 1/1/36	850,000	956,327
5% 1/1/37	1,100,000	1,228,959
5% 1/1/38	1,100,000	1,211,580
Series 2021 C, 5% 1/1/27	775,000	802,682
Denton Independent School District Bonds Series 2014 B:
2%, tender 8/1/24 (b)	15,000	14,916
2%, tender 8/1/24 (b)	70,000	69,499
2%, tender 8/1/24 (b)	15,000	14,916
Fort Bend Independent School District Bonds Series 2021 B, 0.72%, tender 8/1/26 (b)	405,000	381,960
Garland Elec. Util. Sys. Rev. Series 2021 A:
4% 3/1/35	765,000	809,529
4% 3/1/36	750,000	788,668
Grand Parkway Trans. Corp. Bonds Series 2023, 5%, tender 4/1/28 (b)	2,545,000	2,743,280
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Series 2015, 4% 12/1/45	220,000	206,957
Harris County Flood Cont. District Series 2021 A:
5% 10/1/25	690,000	716,462
5% 10/1/26	900,000	960,237
Houston Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/41 (c)	1,000,000	1,040,454
Series 2018 C:
5% 7/1/26 (c)	200,000	208,100
5% 7/1/30 (c)	120,000	128,460
Series 2018 D, 5% 7/1/39	260,000	277,900
Houston City of Higher Ed. Fin. Corp. (Houston Baptist Univ. Proj.) Series 2021:
3.375% 10/1/37	500,000	421,918
4% 10/1/51	1,200,000	960,400
Houston Gen. Oblig. Series 2017 A, 5% 3/1/32	25,000	26,828
Houston Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 5%, tender 8/1/26 (b)	465,000	479,107
Houston Util. Sys. Rev.:
Series 2016 B, 5% 11/15/34	5,000	5,244
Series 2020 C, 5% 11/15/45	1,000,000	1,095,799
Series 2021 A, 5% 11/15/26	445,000	474,183
Love Field Arpt. Modernization Rev.:
Series 2015, 5% 11/1/30 (c)	320,000	325,212
Series 2017, 5% 11/1/31 (c)	25,000	25,811
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2020, 5% 5/15/24	300,000	302,151
Mansfield Tex Series 2020, 2.375% 2/15/36	565,000	481,531
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (b)	100,000	99,285
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	10,000	10,788
5% 8/15/47	10,000	10,331
North Texas Tollway Auth. Rev.:
Series 2019 B, 5% 1/1/25	85,000	86,790
Series 2021 B, 4% 1/1/32	2,000,000	2,130,458
Pflugerville Gen. Oblig. Series 2020, 1.875% 8/1/36	1,095,000	845,759
San Antonio Elec. & Gas Sys. Rev. Series 2017, 5% 2/1/33	5,000	5,311
San Antonio Wtr. Sys. Rev.:
Series 2018 A, 5% 5/15/33	5,000	5,508
Series 2020 A, 5% 5/15/50	475,000	511,837
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A, 3% 10/1/32	370,000	339,551
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2017 A, 5% 2/15/24	265,000	265,535
Series 2018 A, 5% 7/1/29	305,000	333,521
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	122,156	109,860
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Series 2023 B, 6% 1/1/54	975,000	1,085,348
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	70,000	70,075
Series A, 3.5% 3/1/51	140,000	137,796
Texas Muni. Gas Acquisition & Su Bonds Series 2023 B, 5.5%, tender 1/1/34 (b)	295,000	327,839
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A, 4% 6/30/37	1,000,000	1,020,184
Texas Trans. Commission Series 2019 A, 0% 8/1/41	250,000	110,443
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	2,380,000	2,212,909
Univ. of North Texas Univ. Rev. Series 2022 A, 5% 4/15/47	2,000,000	2,096,043
Waco Gen. Oblig. Series 2020, 2.375% 2/1/40	660,000	538,103
TOTAL TEXAS		33,489,940
Utah - 0.2%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/37 (c)	385,000	401,135
Series 2018 A:
5% 7/1/33 (c)	175,000	187,434
5.25% 7/1/48 (c)	130,000	135,132
Series 2023 A, 5.25% 7/1/37 (c)	310,000	354,306
TOTAL UTAH		1,078,007
Vermont - 0.2%
Vermont Hsg. Fin. Agcy. Series 2021 B, 3% 11/1/51	298,000	287,452
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2019 A, 5% 6/15/25 (c)	635,000	646,916
Series 2020 A, 5% 6/15/26 (c)	620,000	643,081
TOTAL VERMONT		1,577,449
Virginia - 1.0%
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	425,000	316,435
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A, 5% 9/1/24	315,000	317,499
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/40	120,000	113,824
5% 4/1/25	165,000	167,318
5% 4/1/36	500,000	532,386
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21St Century Collage and Equip. Programs) Series 2021 A:
4% 2/1/34	1,850,000	1,997,910
4% 2/1/35	1,700,000	1,825,977
Series 2019 A, 3% 2/1/36	195,000	190,232
Virginia Small Bus. Fing. Auth. (Elizabeth River Crossings OpCo, LLC Proj.) Series 2022, 4% 7/1/34 (c)	1,465,000	1,489,034
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (b)	125,000	123,050
TOTAL VIRGINIA		7,073,665
Washington - 2.5%
King County Hsg. Auth. Rev. Series 2021, 4% 12/1/29	230,000	240,423
King County Swr. Rev. Series 2017, 5% 7/1/34	10,000	10,775
Port of Seattle Rev.:
Series 2013, 5% 7/1/24 (c)	55,000	55,036
Series 2015 B, 5% 3/1/25	70,000	70,946
Series 2015 C, 5% 4/1/24 (c)	50,000	50,177
Series 2018 A, 5% 5/1/31 (c)	350,000	367,629
Series 2019 A, 4% 4/1/44 (c)	100,000	97,082
Series 2021 C:
5% 8/1/24 (c)	445,000	448,905
5% 8/1/25 (c)	365,000	374,660
5% 8/1/26 (c)	495,000	516,233
5% 8/1/27 (c)	305,000	323,602
5% 8/1/28 (c)	860,000	926,564
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	200,000	187,300
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2017, 5% 12/1/41	295,000	306,331
Washington Convention Ctr. Pub. Facilities:
Series 2021 B:
3% 7/1/43	130,000	105,906
3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	1,805,000	1,319,276
Series 2021, 4% 7/1/31	2,540,000	2,528,170
Washington Gen. Oblig. Series 2021 C, 5% 2/1/44	3,010,000	3,329,751
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	5,000	5,070
5% 7/1/30	5,000	5,213
5% 7/1/31	10,000	10,421
5% 7/1/42	100,000	101,867
Series 2017, 4% 8/15/42	100,000	91,092
Series 2019 A2, 5% 8/1/44	255,000	265,554
Series 2020, 5% 9/1/40	735,000	787,116
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	725,000	531,689
(Whitworth Univ. Proj.) Series 2016 A, 5% 10/1/25	550,000	563,239
Washington Hsg. Fin. Commission Series 2021 2N:
5% 6/1/26	970,000	1,016,392
5% 12/1/27	985,000	1,064,509
5% 12/1/28	500,000	548,864
5% 12/1/29	500,000	555,122
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018, 5% 7/1/38 (d)	100,000	94,858
Washington Hsg. Fin. Commission Nonprofit Rev. (Seattle Academy of Arts and Sciences Proj.) Series 2023, 5.125% 7/1/33 (d)	740,000	816,966
TOTAL WASHINGTON		17,716,738
West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/32	50,000	51,399
Wisconsin - 1.1%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/31	60,000	64,879
Howard Suamico Scd Series 2021, 2% 3/1/38	265,000	205,512
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	160,000	160,790
5.25% 10/1/48	160,000	157,694
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	355,000	370,787
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	45,000	39,219
5% 10/1/48 (d)	40,000	33,609
5% 10/1/53 (d)	30,000	24,613
Roseman Univ. of Health:
Series 2020:
3% 4/1/25 (d)	215,000	209,914
3% 4/1/25 (Escrowed to Maturity) (d)	5,000	5,000
5% 4/1/40 (d)	95,000	91,813
5% 4/1/40 (Pre-Refunded to 4/1/30 @ 100) (d)	5,000	5,716
Series 2021 A:
3% 7/1/50	380,000	288,560
4.5% 6/1/56 (d)	1,870,000	1,444,128
Series 2021 B, 6.5% 6/1/56 (d)	500,000	417,321
Wisconsin Gen. Oblig. Series 2021 A, 5% 5/1/32	1,430,000	1,581,903
Wisconsin Health & Edl. Facilities:
Series 2016 A:
3.5% 2/15/40	50,000	44,088
4% 11/15/46	195,000	187,452
4% 11/15/46 (Pre-Refunded to 5/15/26 @ 100)	80,000	82,007
Series 2016, 4% 12/1/46	675,000	662,188
Series 2019 A:
5% 12/1/28	150,000	163,438
5% 12/1/29	150,000	165,936
Series 2019 B1, 2.825% 11/1/28	50,000	44,866
Series 2019:
5% 10/1/24	175,000	177,301
5% 10/1/30	195,000	215,703
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	175,000	169,025
Series 2021 C, 3% 9/1/52	360,000	348,744
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	60,000	59,169
0.81%, tender 5/1/25 (b)	225,000	215,045
TOTAL WISCONSIN		7,636,420
Wyoming - 0.4%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2022 3:
5% 6/1/24 (c)	675,000	679,621
5% 12/1/24 (c)	695,000	705,732
5% 6/1/25 (c)	700,000	716,879
5% 12/1/25 (c)	375,000	387,555
TOTAL WYOMING		2,489,787
TOTAL MUNICIPAL BONDS (Cost $695,167,647)		673,169,109

Money Market Funds - 3.9%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.24% (f)(g) (Cost $27,616,985)	27,611,478	27,616,986

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $722,784,632)	700,786,095
NET OTHER ASSETS (LIABILITIES) - 0.4%	2,940,917
NET ASSETS - 100.0%	703,727,012

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,202,526 or 1.0% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	17,795,993	98,203,980	88,383,000	1,034,718	-	13	27,616,986	1.1%
Total	17,795,993	98,203,980	88,383,000	1,034,718	-	13	27,616,986

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	673,169,109	-	673,169,109	-

Money Market Funds	27,616,986	27,616,986	-	-
Total Investments in Securities:	700,786,095	27,616,986	673,169,109	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $695,167,647)	$673,169,109
Fidelity Central Funds (cost $27,616,985)	27,616,986

Total Investment in Securities (cost $722,784,632)		$700,786,095
Cash		99,819
Receivable for fund shares sold		1,191,420
Interest receivable		8,555,323
Distributions receivable from Fidelity Central Funds		76,527
Other receivables		53
Total assets		710,709,237
Liabilities
Payable for investments purchased on a delayed delivery basis	$4,506,640
Payable for fund shares redeemed	819,391
Distributions payable	1,615,553
Payable to investment adviser	1,766
Other payables and accrued expenses	38,875
Total Liabilities		6,982,225
Net Assets		$703,727,012
Net Assets consist of:
Paid in capital		$732,947,126
Total accumulated earnings (loss)		(29,220,114)
Net Assets		$703,727,012
Net Asset Value, offering price and redemption price per share ($703,727,012 ÷ 71,273,523 shares)		$9.87
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$16,725,743
Income from Fidelity Central Funds		1,034,718
Total Income		17,760,461
Expenses
Independent trustees' fees and expenses	$2,323
Proxy	38,875
Total expenses before reductions	41,198
Expense reductions	(19,758)
Total expenses after reductions		21,440
Net Investment income (loss)		17,739,021
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(932,466)
Total net realized gain (loss)		(932,466)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	29,403,404
Fidelity Central Funds	13
Total change in net unrealized appreciation (depreciation)		29,403,417
Net gain (loss)		28,470,951
Net increase (decrease) in net assets resulting from operations		$46,209,972
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,739,021	$12,721,505
Net realized gain (loss)	(932,466)	(6,696,419)
Change in net unrealized appreciation (depreciation)	29,403,417	(64,898,138)
Net increase (decrease) in net assets resulting from operations	46,209,972	(58,873,052)
Distributions to shareholders	(17,380,630)	(12,667,680)

Share transactions
Proceeds from sales of shares	276,425,905	299,711,432
Reinvestment of distributions	146	13
Cost of shares redeemed	(210,149,477)	(263,494,616)

Net increase (decrease) in net assets resulting from share transactions	66,276,574	36,216,829
Total increase (decrease) in net assets	95,105,916	(35,323,903)

Net Assets
Beginning of period	608,621,096	643,944,999
End of period	$703,727,012	$608,621,096

Other Information
Shares
Sold	28,860,862	30,761,210
Issued in reinvestment of distributions	15	1
Redeemed	(22,022,436)	(27,284,108)
Net increase (decrease)	6,838,441	3,477,103

Financial Highlights
Fidelity Flex® Municipal Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.45	$10.56	$10.50	$10.35	$9.85
Income from Investment Operations
Net investment income (loss) A,B	.259	.200	.173	.232	.275
Net realized and unrealized gain (loss)	.414	(1.111)	.068	.153	.531
Total from investment operations	.673	(.911)	.241	.385	.806
Distributions from net investment income	(.253)	(.199)	(.177)	(.235)	(.278)
Distributions from net realized gain	-	-	(.004)	-	(.028)
Total distributions	(.253)	(.199)	(.181)	(.235)	(.306)
Net asset value, end of period	$9.87	$9.45	$10.56	$10.50	$10.35
Total Return C	7.25%	(8.63)%	2.31%	3.79%	8.26%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	-% F	-% F	-% F	-% F
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	2.71%	2.07%	1.65%	2.26%	2.70%
Supplemental Data
Net assets, end of period (000 omitted)	$703,727	$608,621	$643,945	$311,999	$188,914
Portfolio turnover rate G	5%	16%	5%	24%	18%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Flex Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,554,207
Gross unrealized depreciation	(34,136,842)
Net unrealized appreciation (depreciation)	$(21,582,635)
Tax Cost	$722,368,730

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(7,632,956)
Net unrealized appreciation (depreciation) on securities and other investments	$(21,582,635)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,844,609)
Long-term	(4,788,347)
Total capital loss carryforward	$(7,632,956)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Tax-exempt Income	$17,380,630	$12,667,680
Total	$17,380,630	$12,667,680

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Municipal Income Fund	100,611,535	31,402,488
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent proxy and shareholder meeting expenses exceeded .003% of average net assets. This reimbursement will remain in place through April 30, 2025. During the period this reimbursement reduced the Fund's expenses as follows:

Reimbursement
Fidelity Flex Municipal Income Fund	$19,238

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $520.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity Flex® Municipal Income Fund	.01%
Actual		$ 1,000	$ 1,040.30	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 18.82% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Flex Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; and (x) matters related to money market funds, exchange-traded funds, and target date funds. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,160,118,778.550	97.240
Withheld	316,510,692.230	2.760
TOTAL	11,476,629,470.780	100.000
Jennifer Toolin McAuliffe
Affirmative	11,160,843,041.160	97.250
Withheld	315,786,429.620	2.750
TOTAL	11,476,629,470.780	100.000
Christine J. Thompson
Affirmative	11,156,602,115.000	97.210
Withheld	320,027,355.780	2.790
TOTAL	11,476,629,470.780	100.000
Elizabeth S. Acton
Affirmative	11,110,214,430.850	96.810
Withheld	366,415,039.930	3.190
TOTAL	11,476,629,470.780	100.000
Laura M. Bishop
Affirmative	11,132,012,161.210	97.000
Withheld	344,617,309.570	3.000
TOTAL	11,476,629,470.780	100.000
Ann E. Dunwoody
Affirmative	11,125,767,777.290	96.940
Withheld	350,861,693.490	3.060
TOTAL	11,476,629,470.780	100.000
John Engler
Affirmative	11,009,456,697.420	95.930
Withheld	467,172,773.360	4.070
TOTAL	11,476,629,470.780	100.000
Robert F. Gartland
Affirmative	11,139,433,974.390	97.060
Withheld	337,195,496.390	2.940
TOTAL	11,476,629,470.780	100.000
Robert W. Helm
Affirmative	11,140,155,147.040	97.070
Withheld	336,474,323.740	2.930
TOTAL	11,476,629,470.780	100.000
Arthur E. Johnson
Affirmative	11,087,922,630.810	96.610
Withheld	388,706,839.970	3.390
TOTAL	11,476,629,470.780	100.000
Michael E. Kenneally
Affirmative	11,003,372,175.210	95.880
Withheld	473,257,295.570	4.120
TOTAL	11,476,629,470.780	100.000
Mark A. Murray
Affirmative	11,139,176,322.830	97.060
Withheld	337,453,147.950	2.940
TOTAL	11,476,629,470.780	100.000
Carol J. Zierhoffer
Affirmative	11,137,882,609.000	97.050
Withheld	338,746,861.780	2.950
TOTAL	11,476,629,470.780	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9884856.106
XLI-ANN-0224
Fidelity® Minnesota Municipal Income Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Minnesota Municipal Income Fund	5.02%	1.87%	2.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Minnesota Municipal Income Fund on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund gained 5.02%, outpacing, net of fees, the 4.76% advance of the Bloomberg Minnesota Enhanced Modified 2% Tobacco Municipal Bond Index, but lagging the 6.40% gain of the broad-based benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state index, the fund's overweight to lower-quality investment-grade munis contributed to performance, as these securities outpaced higher-quality bonds. Overweights to health care, higher education and housing bonds also helped the relative result, thanks to the segments' outperformance of the index amid strong investor demand for higher-yielding securities. The fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds that were somewhat cushioned from rising interest rates, also added value. In contrast, differences in the way fund holdings and index components were priced hurt relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Revenue Sources (% of Fund's net assets)
General Obligations	37.3
Health Care	28.8
Education	10.9
Housing	7.1
Electric Utilities	5.6
Others* (Individually Less Than 5%)	10.3
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 95.0%
	Principal Amount (a)	Value ($)
Guam - 0.2%
Guam Pwr. Auth. Rev. Series 2022 A, 5% 10/1/44	1,000,000	1,047,405
Minnesota - 93.3%
Albany Independent School District #745 (Minnesota School district Cr. Enhancement Prog.) Series 2022 A, 4.125% 2/1/41	1,130,000	1,167,826
Anoka-Hennepin Independent School District 11 Series 2014 A:
5% 2/1/25	1,015,000	1,016,501
5% 2/1/26	1,220,000	1,221,748
5% 2/1/27	1,285,000	1,286,811
5% 2/1/28	1,345,000	1,346,874
5% 2/1/29	1,415,000	1,416,938
5% 2/1/34	1,800,000	1,802,279
Chaska Elec. Rev. Series 2015 A:
5% 10/1/26	1,000,000	1,035,532
5% 10/1/29	785,000	813,980
Chaska Independent School District #112 Gen. Oblig. (Minnesota School District Cr. Enhancement Prog.) Series 2016 A:
5% 2/1/30	1,400,000	1,466,055
5% 2/1/31	3,600,000	3,768,367
City of Ramsey Series 2022 A:
5% 12/15/29	670,000	770,715
5% 12/15/30	665,000	779,964
5% 12/15/31	740,000	885,605
5% 12/15/32	775,000	944,124
5% 12/15/33	565,000	691,194
5% 12/15/34	455,000	554,424
City of Virginia Series 2020 A:
4% 2/1/37 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,025,156
4% 2/1/39 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,016,159
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/25	565,000	576,427
5% 6/1/26	500,000	518,591
5% 6/1/28	1,000,000	1,065,923
5% 6/1/30	625,000	674,674
5% 6/1/31	700,000	755,624
5% 6/1/33	1,400,000	1,510,914
Ctr. City Health Care Facilities (Hazelden Betty Ford Foundation Proj.) Series 2014:
5% 11/1/25	250,000	251,860
5% 11/1/26	500,000	503,516
5% 11/1/27	920,000	926,097
Dassel Cokato Mischd # 466 (Minnesota School District Cr. Enhancement Prog.) Series 2023 A:
4% 2/1/41	415,000	425,936
4% 2/1/42	750,000	766,926
4% 2/1/43	960,000	979,015
Dawson-Boyd Independent School District Series 2019 A:
4% 2/1/33	1,140,000	1,199,345
4% 2/1/36	1,360,000	1,421,102
4% 2/1/37	1,200,000	1,247,801
Delano Minn Series 2023 A:
4% 2/1/40	1,060,000	1,092,726
4% 2/1/41	1,100,000	1,126,318
5% 2/1/39	1,010,000	1,120,335
Dilworth Gen. Oblig. Series 2022 A:
3.5% 2/1/34	455,000	465,611
3.5% 2/1/35	470,000	479,855
3.5% 2/1/36	490,000	498,082
4% 2/1/38	1,030,000	1,073,230
4% 2/1/40	1,115,000	1,145,672
4% 2/1/42	1,205,000	1,228,422
Duluth Econ. Dev. Auth. Series 2021 A, 4% 7/1/41	930,000	723,418
Duluth Econ. Dev. Auth. Health Care Facilities Rev.:
Series 2018 A:
4.25% 2/15/48	2,030,000	1,951,548
5% 2/15/43	1,500,000	1,539,142
5% 2/15/48	3,000,000	3,054,030
5% 2/15/58	3,125,000	3,163,715
Series 2021 A:
4% 6/15/32	535,000	534,433
4% 6/15/35	550,000	543,662
Series 2022 A:
4% 6/15/37	1,140,000	1,093,562
4% 6/15/38	400,000	375,645
4% 6/15/39	250,000	231,766
5% 6/15/25	565,000	571,536
5% 6/15/26	360,000	368,631
5% 6/15/28	935,000	979,896
5% 6/15/29	1,035,000	1,093,460
5% 6/15/31	1,220,000	1,309,111
5% 6/15/33	1,170,000	1,263,094
Series 2022 B:
5.25% 6/15/47	2,500,000	2,577,385
5.25% 6/15/52	1,250,000	1,273,402
Duluth Independent School District #709 Ctfs. of Prtn.:
Series 2019 B:
5% 2/1/25	375,000	383,325
5% 2/1/27	370,000	394,606
Series 2021 B, 3% 3/1/32	540,000	491,045
Eden Prairie Independent School District Series 2023 A:
4% 2/1/35	1,050,000	1,142,563
4% 2/1/36	915,000	983,391
Elk River Independent School District #728:
Series 2019 A, 3% 2/1/33	2,925,000	2,903,027
Series 2020 A, 4% 2/1/31	2,120,000	2,254,394
Fridley Independent School District #14 (MN School District Cr. Enhancement Prog.) Series 2016 A, 3% 2/1/35	300,000	294,527
Hawley Independent School District #150 Series 2023 A:
5% 2/1/39	620,000	683,764
5% 2/1/40	650,000	711,706
Hennepin County Gen. Oblig.:
Series 2016 B, 5% 12/1/31	1,155,000	1,230,175
Series 2019 B, 5% 12/15/39	3,725,000	4,064,501
Series 2020 C, 5% 12/15/37	2,500,000	2,801,899
Itasca Co. Minn Independent # 318 (Minnesota School District Cr. Enhancement Prog.) Series 2022 B, 4% 2/1/39	475,000	492,658
Itasca County (Minnesota County Cr. Enhancement Prog.) Series 2020 B, 2% 2/1/35	600,000	513,326
Lake Elmo Minn Series 2021 A:
2% 2/1/35	1,185,000	999,580
2% 2/1/36	1,205,000	1,004,790
Le Sueur-Henderson ISD No. 2397 (Minnesota School District Cr. Enhancement Prog.) Series 2022 A, 4.5% 2/1/42	2,495,000	2,619,284
Maple Grove Gen. Oblig. Impt. Series 2020 A:
1.5% 2/1/33	715,000	586,396
1.625% 2/1/34	790,000	646,494
Maple Grove Health Care Sys. Rev.:
Series 2015:
4% 9/1/35	1,250,000	1,250,046
5% 9/1/25	215,000	220,229
5% 9/1/28	695,000	712,493
5% 9/1/30	1,500,000	1,536,635
5% 9/1/31	1,300,000	1,330,396
5% 9/1/32	1,000,000	1,021,574
Series 2017:
5% 5/1/26	1,355,000	1,399,242
5% 5/1/27	1,400,000	1,468,418
5% 5/1/28	2,915,000	3,056,480
5% 5/1/29	1,000,000	1,047,955
5% 5/1/30	900,000	942,956
5% 5/1/31	580,000	606,518
5% 5/1/32	500,000	521,051
Maple River Independent School District No. 2135 Series 2020 A, 4% 2/1/45	2,750,000	2,777,158
Metropolitan Council Gen. Oblig. Rev. Series 2020 B, 2.125% 3/1/36	1,000,000	821,350
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2016 A:
5% 1/1/30	4,275,000	4,588,701
5% 1/1/31	2,375,000	2,547,052
5% 1/1/32	2,900,000	3,107,018
Series 2016 D:
5% 1/1/27 (b)	350,000	367,155
5% 1/1/28 (b)	430,000	450,189
5% 1/1/29 (b)	225,000	235,894
5% 1/1/30 (b)	480,000	503,172
5% 1/1/31 (b)	200,000	209,589
5% 1/1/32 (b)	200,000	209,500
5% 1/1/33 (b)	220,000	230,006
5% 1/1/34 (b)	225,000	234,819
5% 1/1/35 (b)	225,000	234,465
5% 1/1/36 (b)	220,000	228,709
5% 1/1/37 (b)	250,000	259,051
5% 1/1/41 (b)	725,000	744,704
Series 2022 B:
4.25% 1/1/42 (b)	1,780,000	1,804,795
5% 1/1/47 (b)	1,600,000	1,681,758
Series 2023 A, 5% 1/1/35	900,000	1,073,215
Minneapolis Gen. Oblig. Series 2019, 3% 12/1/40	395,000	346,902
Minneapolis Health Care Sys. Rev.:
Bonds Series 2023 B, 5%, tender 11/15/30 (c)	10,335,000	11,464,490
Series 2015 A:
5% 11/15/27 (Assured Guaranty Muni. Corp. Insured)	850,000	872,051
5% 11/15/32	2,200,000	2,249,889
Series 2018 A:
5% 11/15/34	3,350,000	3,487,150
5% 11/15/35	2,500,000	2,593,450
5% 11/15/36	2,500,000	2,576,376
5% 11/15/49	4,935,000	4,941,698
Series 2021:
4% 11/15/36	5,410,000	5,646,798
4% 11/15/37	5,410,000	5,587,562
4% 11/15/38	1,785,000	1,832,746
4% 11/15/39	1,265,000	1,288,706
4% 11/15/40	8,860,000	8,939,613
Minneapolis Spl. School District:
(Minnesota School District Cr. Enhancement Prog.) Series 2018 B, 5% 2/1/32	895,000	981,173
(MN School District Cr. Enhancement Prog.):
Series 2018 A, 5% 2/1/33	1,000,000	1,086,138
Series 2018 B, 5% 2/1/33	3,190,000	3,464,781
Series 2017 A, 4% 2/1/33	1,415,000	1,482,514
Series 2017 B:
4% 2/1/33	2,595,000	2,718,816
4% 2/1/34	2,595,000	2,707,056
Series 2020 B, 4% 2/1/36	1,745,000	1,840,732
Series 2020 C, 4% 2/1/38	1,665,000	1,723,265
Series 2021 B:
5% 2/1/41	1,180,000	1,326,807
5% 2/1/42	1,235,000	1,384,457
Series 2021 C:
5% 2/1/40	1,585,000	1,799,492
5% 2/1/41	1,660,000	1,867,651
5% 2/1/42	1,745,000	1,957,355
Series 2022 B:
5% 2/1/34	850,000	1,010,271
5% 2/1/41	1,195,000	1,370,540
5% 2/1/42	1,255,000	1,426,770
5% 2/1/43	1,320,000	1,488,089
Minnesota Armory Bldg. Commission Series 2021 A, 3% 6/1/38	1,900,000	1,745,234
Minnesota Ctfs. Prtn. (Minnesota Gen. Oblig. Proj.) Series 2014, 5% 6/1/39	2,445,000	2,454,637
Minnesota Gen. Oblig.:
Series 2016 D, 2.25% 8/1/29	420,000	401,167
Series 2018 B, 4% 8/1/35	5,270,000	5,547,850
Series 2020 A:
5% 8/1/35	6,000,000	6,940,808
5% 8/1/37	6,000,000	6,855,320
Series 2021 A:
4% 9/1/39	2,645,000	2,771,302
4% 9/1/41	10,000,000	10,230,806
Series 2021 B, 4% 9/1/32	2,000,000	2,190,861
Series 2022 A, 5% 8/1/41	1,530,000	1,764,520
Minnesota Higher Ed. Facilities Auth. Rev.:
(Univ. of St Thomas) Series 2017 A, 5% 10/1/29	760,000	818,657
Series 2016 A, 5% 5/1/46	3,610,000	3,280,074
Series 2017 A, 4% 10/1/35	800,000	818,624
Series 2017:
3% 3/1/34	430,000	421,626
5% 3/1/31	1,000,000	1,068,914
5% 10/1/31	590,000	632,788
5% 3/1/34	530,000	565,864
5% 10/1/34	440,000	469,936
5% 10/1/35	555,000	590,471
Series 2018 A:
5% 10/1/34	1,155,000	1,231,164
5% 10/1/35	500,000	529,981
5% 10/1/45	3,650,000	3,720,871
Series 2019:
4% 12/1/24	100,000	99,765
4% 12/1/25	180,000	180,426
4% 12/1/26	190,000	191,073
4% 12/1/27	195,000	196,854
4% 12/1/28	240,000	242,955
4% 12/1/29	285,000	288,538
4% 12/1/30	200,000	201,946
4% 12/1/31	450,000	453,310
4% 12/1/32	690,000	693,629
4% 12/1/33	750,000	752,245
4% 12/1/34	225,000	225,174
5% 10/1/29	400,000	446,324
5% 10/1/40	1,000,000	1,068,764
Series 2021:
3% 3/1/40	365,000	328,758
3% 3/1/43	325,000	278,354
4% 3/1/24	205,000	205,306
4% 10/1/24	440,000	442,093
4% 3/1/25	175,000	177,068
4% 10/1/25	585,000	593,341
4% 3/1/26	100,000	102,510
4% 10/1/26	600,000	616,126
4% 10/1/28	675,000	707,325
4% 10/1/29	460,000	485,273
4% 3/1/30	150,000	161,211
4% 3/1/31	250,000	271,746
4% 3/1/32	140,000	151,423
4% 3/1/33	390,000	420,021
4% 3/1/34	150,000	161,055
4% 3/1/35	125,000	133,951
4% 3/1/36	125,000	133,245
4% 3/1/37	100,000	105,412
4% 10/1/46	2,750,000	2,759,605
4% 10/1/50	1,000,000	985,146
Series 2022 A:
5% 10/1/47	1,000,000	1,052,607
5% 10/1/52	1,000,000	1,044,672
Series 2023, 5% 3/1/45	5,645,000	6,256,075
Series Eight-G, 5% 12/1/31	1,000,000	1,033,945
Series Eight-J, 5% 3/1/27	500,000	510,791
Series Eight-L:
5% 4/1/28	920,000	963,145
5% 4/1/29	1,005,000	1,053,845
5% 4/1/35	500,000	522,892
Minnesota Hsg. Fin. Agcy.:
(Mtg. Backed Securities Pass Through Prog.) Series 2019 C, 3.15% 6/1/49	749,313	687,938
(Mtg.-Backed Securities Pass-Through Prog.) Series H, 2.47% 1/1/50	1,628,497	1,439,420
Series 2015 A:
5% 8/1/29	1,000,000	1,010,695
5% 8/1/30	1,000,000	1,010,818
5% 8/1/31	1,000,000	1,009,992
5% 8/1/32	1,000,000	1,009,661
5% 8/1/33	1,000,000	1,009,225
Series 2016 B, 3.5% 7/1/46	2,150,000	2,131,766
Series 2019 B, 4.25% 7/1/49	2,620,000	2,632,603
Series 2020 G, 3% 1/1/51	1,160,000	1,130,980
Series 2021 D, 3% 1/1/52	1,705,000	1,655,374
Series 2021 G, 2.4% 7/1/33 (b)	830,000	722,183
Series 2021 H, 3% 7/1/52	1,160,000	1,124,928
Series 2021, 3% 7/1/51	3,335,000	3,247,284
Series 2022 M, 6% 1/1/53	2,470,000	2,663,406
Series 2023 B, 5.75% 7/1/53	3,000,000	3,219,366
Series 2023 E, 6.25% 7/1/54	2,000,000	2,214,237
Series 2023, 6% 7/1/53	1,000,000	1,093,373
Series B:
3.5% 7/1/50	7,020,000	6,938,124
4% 8/1/36	2,000,000	2,092,282
Series E, 3.5% 7/1/50	3,565,000	3,523,389
Series I, 3% 1/1/51	4,085,000	3,980,974
Minnesota Muni. Gas Agcy. Rev. Bonds Series 2022 A, 4%, tender 12/1/27 (c)	7,000,000	7,043,793
Minnesota Muni. Pwr. Agcy. Elec. Rev.:
Series 2014:
5% 10/1/27	750,000	760,660
5% 10/1/30	1,000,000	1,013,991
Series 2016:
3% 10/1/34	250,000	239,701
4% 10/1/41	1,000,000	1,005,824
5% 10/1/32	1,500,000	1,584,628
5% 10/1/33	400,000	422,242
5% 10/1/35	400,000	420,512
5% 10/1/36	1,000,000	1,047,780
Minnesota Office of Higher Ed. Series2023, 5% 11/1/33 (b)	3,600,000	4,013,565
Moorhead Series 2021 A, 2.125% 2/1/40	365,000	272,681
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	1,320,000	1,329,225
Moorhead ISD No. 152:
(MN School District Cr. Enhancement Prog.) Series 2020 A, 2.5% 2/1/37	1,500,000	1,317,188
Series 2020 A, 4% 2/1/31	2,015,000	2,128,258
Mounds View Independent School District #621 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A:
3.45% 2/1/37	2,000,000	2,000,911
3.55% 2/1/38	2,000,000	1,978,662
Nashwauk Keewatin Independent School District # 319 Gen. Oblig. Series 2022 A:
4% 2/1/35	200,000	215,075
4% 2/1/36	1,000,000	1,069,501
North St. Paul Maplewood-Oakdale Indpendent School District:
(Minnesota School District Cr. Enhancement Prog.) Series 2019 B, 3% 2/1/42	3,090,000	2,690,143
(MN School District Cr. Enhancement Prog.) Series 2019 B, 4% 2/1/32	3,120,000	3,286,096
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2013 A:
5% 1/1/24	650,000	650,000
5% 1/1/25	975,000	976,247
5% 1/1/31	1,740,000	1,742,199
Series 2016:
5% 1/1/28	500,000	520,569
5% 1/1/29	920,000	958,575
5% 1/1/30	520,000	541,700
5% 1/1/31	350,000	364,537
Series 2017:
5% 1/1/31	400,000	424,691
5% 1/1/33	475,000	502,572
5% 1/1/35	520,000	549,450
Series 2023:
5% 1/1/30 (Assured Guaranty Muni. Corp. Insured)	1,050,000	1,177,663
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	500,000	567,903
5% 1/1/32 (Assured Guaranty Muni. Corp. Insured)	345,000	391,493
5% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	360,000	407,554
Northfield Minn Series 2021 A, 2% 2/1/29	300,000	291,815
Osseo Independent School District #279 Series 2020 A, 1.875% 2/1/37	3,205,000	2,517,944
Red Rock Central Independent School District Series 2022 A, 2.375% 2/1/45	1,310,000	954,865
Richfield Independent School District #280 Series 2018 A, 3.5% 2/1/43	260,000	247,158
Robbinsdale Independent School District 281 (MN School District Cr. Enhancement Prog.):
Series 2016, 3% 2/1/31	300,000	301,837
Series 2019 B, 5% 2/1/30	955,000	1,046,037
Rochester Ind. School District #535 (Minnesota School District Cr. Enhancement Prog.) Series 2020 A, 3% 2/1/35	1,515,000	1,442,491
Rochester Elec. Util. Rev. Series 2017 A, 5% 12/1/42	1,100,000	1,140,909
Rochester Gen. Oblig. Series 2020 C:
1.5% 2/1/32	990,000	827,270
1.625% 2/1/34	1,255,000	1,026,092
1.75% 2/1/35	1,215,000	989,295
Rochester Health Care Facilities Rev.:
Series 2016 B:
5% 11/15/31	3,750,000	4,419,017
5% 11/15/33	1,220,000	1,483,811
5% 11/15/35	4,000,000	4,936,533
Series 2018, 4% 11/15/48	3,400,000	3,362,382
Series 2022:
4% 11/15/39	2,670,000	2,828,923
5% 11/15/57	3,500,000	3,870,564
Roseville Independent School District Series 2021 A:
5% 4/1/27	850,000	889,842
5% 4/1/28	1,100,000	1,169,561
Roseville Independent School District #623 (MN School District Cr. Enhancement Prog.) Series 2018 A, 5% 2/1/29	5,180,000	5,537,252
Saint Cloud Health Care Rev.:
Series 2016 A:
5% 5/1/29	1,125,000	1,175,592
5% 5/1/30	1,000,000	1,044,198
5% 5/1/31	1,000,000	1,043,220
Series 2019, 5% 5/1/48	6,000,000	6,296,263
Saint Paul Port Auth. District Series 2021 1:
3% 10/1/26	100,000	100,072
3% 10/1/34	285,000	278,211
4% 10/1/41	500,000	489,832
Saint Paul Sales Tax Rev. Series 2014 G:
5% 11/1/26	1,000,000	1,016,618
5% 11/1/28	1,000,000	1,015,959
Sauk Rapids Minn Independent School District # 47 Series 2020 A, 2.5% 2/1/39	2,925,000	2,438,705
Shakopee Health Care Facilities Rev. Series 2014:
5% 9/1/24	1,000,000	1,009,829
5% 9/1/25	1,345,000	1,358,647
5% 9/1/26	1,575,000	1,587,389
5% 9/1/28	1,000,000	1,006,372
5% 9/1/34	1,065,000	1,071,296
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (c)(d)	2,900,000	2,813,582
South Washington County Independent School District #833 (Minnesota School District Cr. Enhancement Prog.) Series 2020 A, 3% 2/1/33	295,000	292,553
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
(Cap. Appreciation) Series 1994 A, 0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,320,000	3,095,420
Series 2015 A:
5% 1/1/34	1,695,000	1,765,065
5% 1/1/36	1,000,000	1,038,378
Series 2019 A, 5% 1/1/34	1,230,000	1,396,268
St Paul Independent School District (Minnesota School District Cr. Enhancement Prog.) Series 2022 E, 4% 2/1/40	1,575,000	1,649,819
St Paul Minn Wtr. Rev.:
Series 2021 F, 2% 12/1/41	1,220,000	847,676
Series 2023 A, 4% 12/1/47	1,000,000	1,017,487
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev.:
(Fairview Hsp & Hltcare Srv Sys. Proj.) Series 2017 A, 5% 11/15/47	4,395,000	4,487,648
Series 2015 A:
5% 7/1/29	5,000,000	5,100,116
5% 7/1/30	5,015,000	5,113,726
Series 2017 A:
5% 11/15/28	460,000	488,069
5% 11/15/30	650,000	689,451
5% 11/15/31	845,000	895,817
5% 11/15/33	3,410,000	3,612,128
5% 11/15/34	665,000	704,131
Univ. of Minnesota Gen. Oblig.:
Series 2017 A, 5% 9/1/33	5,025,000	5,436,906
Series 2017 B, 5% 12/1/32	2,000,000	2,176,008
Series 2020 A:
5% 11/1/31	1,070,000	1,245,947
5% 11/1/33	1,015,000	1,177,405
5% 11/1/45	6,050,000	6,639,128
Warren / Alvarado / Oslo Minni Series 2023 A:
3.75% 2/1/42	1,030,000	1,022,724
3.75% 2/1/43	845,000	836,080
Watertown Independent School District #111 (Minnesota School District Cr. Enhancement Prog.) Series 2020 A, 0% 2/1/29	1,000,000	837,660
Wayzata Sr Hsg. Rev. Series 2019:
5% 8/1/49	500,000	485,233
5% 8/1/54	1,000,000	956,243
West Saint Paul Independent School District #197 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A:
3.6% 2/1/37	2,000,000	2,009,601
3.65% 2/1/38	2,000,000	1,987,457
4% 2/1/41	2,400,000	2,428,855
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2015 A, 5% 1/1/31	1,820,000	1,898,477
White Bear Lake Independent School District #624 Gen. Oblig.:
Series 2020 A, 3% 2/1/31	1,860,000	1,870,400
Series 2022 A, 4% 2/1/32	4,795,000	5,202,457
Wright County Series 2018 A:
3.1% 12/1/32	1,790,000	1,757,966
3.15% 12/1/33	1,865,000	1,833,990
3.25% 12/1/34	2,345,000	2,319,114
3.35% 12/1/36	2,440,000	2,387,523
Wright County Ctfs. of Prtn. Series 2019 A, 5% 12/1/31	1,000,000	1,141,384
TOTAL MINNESOTA		522,585,491
Puerto Rico - 1.5%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,705,673	1,063,346
5.625% 7/1/27	190,000	200,928
5.625% 7/1/29	595,000	645,321
5.75% 7/1/31	1,420,000	1,579,546
Puerto Rico Hsg. Fin. Auth. Series 2020, 5% 12/1/27	1,225,000	1,313,077
Puerto Rico Indl., Tourist, Edl., Med. And Envir. Cont. Facilities Fing. Auth. Series 2021:
4% 7/1/36	105,000	102,551
4% 7/1/41	85,000	80,311
5% 7/1/27	530,000	558,635
5% 7/1/30	565,000	619,720
5% 7/1/32	380,000	420,321
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2019 A2, 4.329% 7/1/40	2,080,000	2,064,845
TOTAL PUERTO RICO		8,648,601
TOTAL MUNICIPAL BONDS (Cost $540,092,165)		532,281,497

Municipal Notes - 1.7%
	Principal Amount (a)	Value ($)
Minnesota - 1.7%
Minneapolis Health Care Sys. Rev. (Fairview Health Svcs.) Series 2018 C, 4.05% 1/2/24, LOC Wells Fargo Bank NA, VRDN (c)	6,590,000	6,590,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 45, 4.42% 1/2/24 (Liquidity Facility Mizuho Cap. Markets LLC) (c)(e)(f)	2,855,000	2,855,000

TOTAL MUNICIPAL NOTES (Cost $9,445,000)		9,445,000

TOTAL INVESTMENT IN SECURITIES - 96.7% (Cost $549,537,165)	541,726,497
NET OTHER ASSETS (LIABILITIES) - 3.3%	18,544,937
NET ASSETS - 100.0%	560,271,434

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,813,582 or 0.5% of net assets.

(e)	Provides evidence of ownership in one or more underlying municipal bonds.
(f)	Coupon rates are determined by re-marketing agents based on current market conditions.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	541,726,497	-	541,726,497	-

Total Investments in Securities:	541,726,497	-	541,726,497	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $549,537,165):		$541,726,497
Cash		11,232,172
Receivable for fund shares sold		2,759,974
Interest receivable		6,730,124
Prepaid expenses		526
Other receivables		2,258
Total assets		562,451,551
Liabilities
Payable for fund shares redeemed	$1,451,689
Distributions payable	450,360
Accrued management fee	160,013
Other affiliated payables	63,117
Other payables and accrued expenses	54,938
Total Liabilities		2,180,117
Net Assets		$560,271,434
Net Assets consist of:
Paid in capital		$577,842,863
Total accumulated earnings (loss)		(17,571,429)
Net Assets		$560,271,434
Net Asset Value, offering price and redemption price per share ($560,271,434 ÷ 50,208,279 shares)		$11.16
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$16,462,848
Expenses
Management fee	$1,980,745
Transfer agent fees	646,041
Accounting fees and expenses	140,494
Custodian fees and expenses	7,533
Independent trustees' fees and expenses	2,074
Registration fees	49,387
Audit	55,108
Legal	10,119
Miscellaneous	5,868
Total expenses before reductions	2,897,369
Expense reductions	(25,842)
Total expenses after reductions		2,871,527
Net Investment income (loss)		13,591,321
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,678,499)
Total net realized gain (loss)		(6,678,499)
Change in net unrealized appreciation (depreciation) on investment securities		19,893,997
Net gain (loss)		13,215,498
Net increase (decrease) in net assets resulting from operations		$26,806,819
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,591,321	$12,655,805
Net realized gain (loss)	(6,678,499)	(3,615,939)
Change in net unrealized appreciation (depreciation)	19,893,997	(60,238,095)
Net increase (decrease) in net assets resulting from operations	26,806,819	(51,198,229)
Distributions to shareholders	(13,432,199)	(12,925,960)

Share transactions
Proceeds from sales of shares	153,854,585	282,521,007
Reinvestment of distributions	8,080,739	8,361,606
Cost of shares redeemed	(187,906,039)	(352,961,319)

Net increase (decrease) in net assets resulting from share transactions	(25,970,715)	(62,078,706)
Total increase (decrease) in net assets	(12,596,095)	(126,202,895)

Net Assets
Beginning of period	572,867,529	699,070,424
End of period	$560,271,434	$572,867,529

Other Information
Shares
Sold	14,214,139	25,812,038
Issued in reinvestment of distributions	743,064	756,599
Redeemed	(17,409,872)	(32,118,809)
Net increase (decrease)	(2,452,669)	(5,550,172)

Financial Highlights
Fidelity® Minnesota Municipal Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.88	$12.01	$12.18	$11.91	$11.41
Income from Investment Operations
Net investment income (loss) A,B	.259	.230	.227	.251	.280
Net realized and unrealized gain (loss)	.277	(1.126)	(.143)	.296	.525
Total from investment operations	.536	(.896)	.084	.547	.805
Distributions from net investment income	(.256)	(.229)	(.222)	(.251)	(.280)
Distributions from net realized gain	-	(.005)	(.032)	(.026)	(.025)
Total distributions	(.256)	(.234)	(.254)	(.277)	(.305)
Net asset value, end of period	$11.16	$10.88	$12.01	$12.18	$11.91
Total Return C	5.02%	(7.47)%	.70%	4.65%	7.12%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.51%	.51%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.50%	.50%	.49%	.49%	.49%
Expenses net of all reductions	.50%	.50%	.48%	.49%	.49%
Net investment income (loss)	2.38%	2.07%	1.88%	2.09%	2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$560,271	$572,868	$699,070	$673,488	$593,754
Portfolio turnover rate F	19%	17%	7%	9%	9%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Minnesota Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Minnesota.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,884,619
Gross unrealized depreciation	(15,517,259)
Net unrealized appreciation (depreciation)	$(7,632,640)
Tax Cost	$549,359,137

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$355,651
Capital loss carryforward	$(10,294,439)
Net unrealized appreciation (depreciation) on securities and other investments	$(7,632,640)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(915,024)
Long-term	(9,379,415)
Total capital loss carryforward	$(10,294,439)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Tax-exempt Income	$13,432,199	$12,636,975
Long-term Capital Gains	-	288,985
Total	$13,432,199	$12,925,960

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Minnesota Municipal Income Fund	102,371,516	137,508,343

4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1119% of average net assets. Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Minnesota Municipal Income Fund	0.0245%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Minnesota Municipal Income Fund	.02
Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Minnesota Municipal Income Fund	.45

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Minnesota Municipal Income Fund	-	10,700,000	-

5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Minnesota Municipal Income Fund	$1,054
6. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7,320.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $18,522.
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Minnesota Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Minnesota Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Minnesota Municipal Income Fund **	.49%
Actual		$ 1,000	$ 1,033.80	$ 2.51
Hypothetical-B		$ 1,000	$ 1,022.74	$ 2.50

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Fidelity® Minnesota Municipal Income Fund	.46%
Actual		$ 2.36
Hypothetical- B		$ 2.35

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 2.59% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Minnesota Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,160,118,778.550	97.240
Withheld	316,510,692.230	2.760
TOTAL	11,476,629,470.780	100.000
Jennifer Toolin McAuliffe
Affirmative	11,160,843,041.160	97.250
Withheld	315,786,429.620	2.750
TOTAL	11,476,629,470.780	100.000
Christine J. Thompson
Affirmative	11,156,602,115.000	97.210
Withheld	320,027,355.780	2.790
TOTAL	11,476,629,470.780	100.000
Elizabeth S. Acton
Affirmative	11,110,214,430.850	96.810
Withheld	366,415,039.930	3.190
TOTAL	11,476,629,470.780	100.000
Laura M. Bishop
Affirmative	11,132,012,161.210	97.000
Withheld	344,617,309.570	3.000
TOTAL	11,476,629,470.780	100.000
Ann E. Dunwoody
Affirmative	11,125,767,777.290	96.940
Withheld	350,861,693.490	3.060
TOTAL	11,476,629,470.780	100.000
John Engler
Affirmative	11,009,456,697.420	95.930
Withheld	467,172,773.360	4.070
TOTAL	11,476,629,470.780	100.000
Robert F. Gartland
Affirmative	11,139,433,974.390	97.060
Withheld	337,195,496.390	2.940
TOTAL	11,476,629,470.780	100.000
Robert W. Helm
Affirmative	11,140,155,147.040	97.070
Withheld	336,474,323.740	2.930
TOTAL	11,476,629,470.780	100.000
Arthur E. Johnson
Affirmative	11,087,922,630.810	96.610
Withheld	388,706,839.970	3.390
TOTAL	11,476,629,470.780	100.000
Michael E. Kenneally
Affirmative	11,003,372,175.210	95.880
Withheld	473,257,295.570	4.120
TOTAL	11,476,629,470.780	100.000
Mark A. Murray
Affirmative	11,139,176,322.830	97.060
Withheld	337,453,147.950	2.940
TOTAL	11,476,629,470.780	100.000
Carol J. Zierhoffer
Affirmative	11,137,882,609.000	97.050
Withheld	338,746,861.780	2.950
TOTAL	11,476,629,470.780	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.539899.126
MNF-ANN-0224
Fidelity® Pennsylvania Municipal Income Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	6.38%	2.01%	2.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund gained 6.38%, modestly lagging, net of fees, the 6.56% advance of the Bloomberg Pennsylvania Enhanced Municipal Bond Index, as well as the 6.40% gain of the broad-based benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state index, yield-curve positioning, meaning how we spread investments over bonds with various maturities, detracted from relative performance. Differences in the way fund holdings and index components were priced also hurt the relative result. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider. In contrast, the fund's overweight to lower-quality investment-grade munis contributed to performance versus the state index, as these securities outpaced higher-quality bonds. An overweight to health care bonds also helped, thanks to the sector's outperformance amid strong investor demand for higher-yielding securities. The fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds that were somewhat cushioned from rising interest rates, added further value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Revenue Sources (% of Fund's net assets)
Health Care	26.5
Education	19.0
Transportation	17.7
General Obligations	13.9
Housing	8.2
Others* (Individually Less Than 5%)	14.7
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 97.9%
	Principal Amount (a)	Value ($)
Pennsylvania - 95.5%
Allegheny County Arpt. Auth. Rev. Series 2021 A, 5% 1/1/51 (b)	12,000,000	12,483,976
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev.:
Series 2017, 5% 10/15/47	1,660,000	1,542,237
Series 2018:
5% 3/1/33	1,570,000	1,697,730
5% 3/1/34	2,250,000	2,429,813
Series 2022 A:
5% 3/1/24	500,000	501,418
5% 3/1/27	1,740,000	1,847,104
5% 3/1/31	1,105,000	1,258,056
5% 3/1/34	645,000	745,693
Allegheny County Indl. Dev. Auth. Rev. Series 2021, 4.25% 12/1/50	3,000,000	1,938,543
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	503,822
5% 7/1/27	490,000	494,639
5% 7/1/28	540,000	545,617
5% 7/1/29	710,000	717,618
5% 7/1/30	685,000	692,269
5% 7/1/35	1,885,000	1,901,706
5% 7/1/39	6,675,000	6,688,516
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/30	1,500,000	1,645,179
5% 7/15/31	1,250,000	1,367,435
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A:
4% 11/15/32	350,000	354,619
4% 11/15/34	250,000	252,865
4% 11/15/35	200,000	201,964
5% 11/15/28	840,000	867,926
5% 11/15/29	1,625,000	1,675,793
5% 11/15/30	685,000	705,260
Series 2016 B:
4% 11/15/40	600,000	600,946
4% 11/15/47	3,605,000	3,525,970
Series 2018 A:
5% 11/15/26	1,140,000	1,204,404
5% 11/15/27	225,000	240,550
5% 11/15/28	200,000	213,655
5% 11/15/29	200,000	212,776
Chartiers Valley School District Series 2021 A, 3% 10/15/49	4,000,000	3,099,650
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series 2017 A, 5% 10/1/35	2,125,000	2,265,077
Commonwealth Fing. Auth. Rev. Series 2020 A, 5% 6/1/32	3,500,000	3,998,140
Commonwealth Fing. Auth. Tobacco Series 2018, 4% 6/1/39 (Assured Guaranty Muni. Corp. Insured)	9,555,000	9,624,854
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.) Series 2016:
5% 5/1/30	1,000,000	1,038,018
5% 5/1/31	500,000	518,781
5% 5/1/32	750,000	777,660
5% 5/1/33	2,210,000	2,289,997
5% 5/1/34	1,000,000	1,035,290
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019, 5% 5/1/48	4,000,000	3,631,103
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,323,894
5% 6/1/35	1,000,000	1,037,269
5% 6/1/36	625,000	646,901
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	2,000,000	2,020,428
Series 2017, 5% 7/1/25	1,000,000	1,006,718
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 A:
5% 7/1/46	2,845,000	2,467,861
5% 7/1/46 (Pre-Refunded to 7/1/26 @ 100)	655,000	690,857
Series 2019 A, 4% 7/1/45	1,215,000	904,036
Dubois Hosp. Auth. Hosp. Rev.:
(Penn Highlands Healthcare Proj.) Series 2018, 5% 7/15/25	200,000	204,372
Series 2020:
4% 7/15/45	1,520,000	1,426,362
5% 7/15/31	1,030,000	1,098,252
5% 7/15/34	1,000,000	1,065,896
5% 7/15/36	1,400,000	1,477,209
5% 7/15/39	1,160,000	1,207,248
East Lycoming School District Series 2021, 3% 9/15/35	700,000	662,514
Geisinger Auth. Health Sys. Rev. Series 2014 A, 4% 6/1/41	2,000,000	2,000,393
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	597,967
5% 11/1/25	665,000	685,758
5% 11/1/27	1,105,000	1,182,975
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/34	1,000,000	1,053,528
5% 8/15/36	1,000,000	1,048,503
Lancaster Muni. Auth. Rev. Series 2023 B, 5% 6/1/29	4,000,000	4,483,546
Lehigh County Gen. Purp. Auth. Rev.:
(Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,010,000	4,155,483
Series 2021 A, 4% 11/1/51	4,000,000	3,441,946
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/49	5,000,000	4,798,122
5% 7/1/36	2,905,000	3,117,705
5% 7/1/44	5,000,000	5,240,450
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	3,792,108
Monroeville Fin. Auth. UPMC Rev. Series 2023 C:
5% 5/15/36	280,000	319,645
5% 5/15/37	330,000	372,029
5% 5/15/38	390,000	432,512
5% 5/15/39	250,000	275,158
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/24	335,000	334,267
5% 10/1/25	750,000	748,688
5% 10/1/26	1,000,000	999,984
5% 10/1/27	1,000,000	1,000,003
Series 2016 A, 5% 10/1/40	4,000,000	3,872,799
Series 2018 A, 5% 9/1/26	1,500,000	1,568,439
Series 2019:
4% 9/1/34	2,500,000	2,551,182
4% 9/1/35	1,400,000	1,426,105
4% 9/1/36	1,200,000	1,222,569
4% 9/1/37	1,000,000	1,017,379
Montgomery County Indl. Dev. Auth. Series 2017, 5% 12/1/36	2,670,000	2,834,669
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	4,500,000	4,184,762
Parkland School District Series 2021 C, 3% 2/1/35	665,000	630,150
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/29	300,000	328,497
5% 7/1/30	375,000	409,358
5% 7/1/31	425,000	463,023
Pennsylvania Econ. Dev. Fing. Auth.:
Series 2023 A2:
5% 5/15/36	400,000	459,424
5% 5/15/37	500,000	567,976
5% 5/15/38	500,000	559,986
5% 5/15/39	620,000	690,695
Series 2023 B:
5% 5/15/36	450,000	516,852
5% 5/15/37	425,000	482,780
5% 5/15/38	575,000	643,983
5% 5/15/39	800,000	891,220
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (Presbyterian Sr. Living project) Series 2023 B1, 4.5% 7/1/35	2,910,000	2,962,430
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2021 A2, 4.6%, tender 10/1/26 (b)(c)	10,845,000	10,959,764
Pennsylvania Gen. Oblig.:
Series 2016, 3% 9/15/35	315,000	311,834
Series 2020, 2% 5/1/39	500,000	376,101
Series 2021:
2% 5/15/37	1,060,000	852,398
2% 5/15/38	4,825,000	3,749,011
Pennsylvania Higher Ed. Assistance Agcy. Rev. Series 2023 A:
5% 6/1/29 (b)	2,965,000	3,186,840
5% 6/1/30 (b)	2,895,000	3,146,101
5% 6/1/31 (b)	4,450,000	4,875,775
5% 6/1/32 (b)	5,200,000	5,718,456
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,056,641
Series 2016, 5% 5/1/33	2,200,000	2,263,398
Series 2019 A:
4% 3/1/37	1,150,000	1,183,596
5% 3/1/36	1,000,000	1,086,120
5% 3/1/38	1,055,000	1,121,606
5% 3/1/39	1,000,000	1,055,924
Pennsylvania Hsg. Fin. Agcy.:
Series 2019 130A, 4% 10/1/49	880,000	877,345
Series 2019 131, 3.5% 4/1/49	2,485,000	2,460,147
Series 2020 13 2A, 3.5% 4/1/51	1,175,000	1,162,917
Series 2020 133:
5% 10/1/24	850,000	860,546
5% 10/1/27	650,000	700,018
5% 10/1/28	950,000	1,039,506
5% 4/1/29	100,000	109,889
5% 10/1/29	450,000	498,337
Series 2021 134B:
5% 4/1/24 (b)	1,255,000	1,258,228
5% 10/1/24 (b)	1,000,000	1,009,093
5% 10/1/25 (b)	370,000	378,654
5% 4/1/26 (b)	995,000	1,025,611
5% 10/1/26 (b)	1,500,000	1,555,461
Series 2021 135B:
5% 4/1/29 (b)	2,400,000	2,573,372
5% 10/1/29 (b)	2,410,000	2,600,102
Series 2021 137:
2.45% 10/1/41	1,305,000	1,040,777
5% 4/1/24	225,000	225,950
5% 10/1/24	265,000	268,288
5% 4/1/25	200,000	204,352
5% 10/1/25	220,000	227,030
5% 4/1/26	240,000	250,285
5% 10/1/26	280,000	295,229
5% 4/1/27	225,000	239,819
5% 10/1/27	225,000	242,314
5% 4/1/28	250,000	270,953
5% 10/1/28	260,000	284,496
5% 4/1/29	310,000	340,655
5% 10/1/29	365,000	404,206
Series 2023 142A:
4.5% 10/1/38	5,925,000	6,218,126
5% 10/1/43	2,000,000	2,132,796
Pennsylvania Hsg. Fin. Agcy. Single Family Mtg. Rev.:
Series 2015 B, 3.8% 10/1/35	1,080,000	1,082,727
Series 2016 121, 2.8% 10/1/31	350,000	328,276
Series 2017 125B, 3.65% 10/1/42	620,000	583,404
Pennsylvania Pub. School Bldg. Auth. School Rev. Series 2014 B2, 5% 12/1/25	335,000	341,096
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	5,313,418
Series 2013 A2:
5% 12/1/28	500,000	534,491
5% 12/1/38	2,500,000	2,648,961
Series 2014 A2, 0% 12/1/40 (d)	5,500,000	5,704,129
Series 2019 A, 5% 12/1/37	5,815,000	6,408,722
Series 2020 B, 5% 12/1/50	5,000,000	5,366,293
Series 2021 A:
4% 12/1/44	4,000,000	4,017,246
4% 12/1/45	4,000,000	4,010,636
4% 12/1/50	2,000,000	1,959,594
Series 2021 B:
4% 12/1/40	1,000,000	1,020,911
4% 12/1/41	1,000,000	1,018,081
4% 12/1/42	1,500,000	1,516,292
5% 12/1/46	2,000,000	2,180,936
Philadelphia Arpt. Rev.:
Series 2017 A, 5% 7/1/42	350,000	365,904
Series 2017 B:
5% 7/1/31 (b)	1,000,000	1,055,244
5% 7/1/33 (b)	2,250,000	2,367,931
5% 7/1/37 (b)	5,065,000	5,265,473
5% 7/1/47 (b)	3,035,000	3,099,328
Philadelphia Auth. for Indl. Dev.:
Series 2017, 5% 11/1/47	5,000,000	5,085,484
Series 2020 A, 4% 11/1/45	3,825,000	3,631,532
Series 2020 C:
4% 11/1/35	1,750,000	1,782,483
4% 11/1/36	1,500,000	1,524,126
4% 11/1/37	1,255,000	1,266,462
4% 11/1/38	1,000,000	1,004,915
Philadelphia Gas Works Rev.:
Series 16 A, 5% 8/1/50 (Assured Guaranty Muni. Corp. Insured)	8,835,000	9,516,831
Series 2015 13:
5% 8/1/29	2,000,000	2,048,423
5% 8/1/30	1,500,000	1,530,523
5% 8/1/31	1,100,000	1,121,029
Series 2016 14:
5% 10/1/33	1,500,000	1,561,034
5% 10/1/34	500,000	519,679
Philadelphia Gen. Oblig.:
Series 2017 A, 5% 8/1/30	1,500,000	1,615,391
Series 2019 B:
5% 2/1/38	3,000,000	3,256,633
5% 2/1/39	7,600,000	8,205,572
Philadelphia School District:
Series 2018 A:
5% 9/1/29	1,250,000	1,352,348
5% 9/1/30	1,000,000	1,080,865
5% 9/1/33	1,000,000	1,076,173
Series 2019 A:
4% 9/1/37	2,100,000	2,150,539
4% 9/1/38	2,300,000	2,338,741
4% 9/1/39	2,000,000	2,026,655
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2020, 5% 10/1/40	3,195,000	3,466,401
Series 2023 B, 5.5% 9/1/53 (Assured Guaranty Muni. Corp. Insured)	5,000,000	5,726,024
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/32	500,000	532,788
5% 12/15/33	500,000	532,158
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	3,600,000	3,871,525
Series 2019 B:
4% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,093,475
4% 9/1/35 (Assured Guaranty Muni. Corp. Insured)	400,000	417,312
Reading School District Series 2017, 5% 3/1/35 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,059,421
Southcentral Pennsylvania Gen. Auth. Rev. Series 2015:
4% 12/1/30	1,040,000	1,060,153
5% 12/1/27	1,480,000	1,533,351
5% 12/1/29	1,000,000	1,032,893
State Pub. School Bldg. Auth. Delaware County Cmnty. College Proj. Series 2023:
5% 10/1/37 (Build America Mutual Assurance Insured)	530,000	584,168
5% 10/1/38 (Build America Mutual Assurance Insured)	600,000	655,538
5.25% 10/1/44 (Build America Mutual Assurance Insured)	1,100,000	1,188,137
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (b)	1,000,000	1,033,304
5% 1/1/38 (b)	1,125,000	1,150,696
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	6,000,000	6,172,499
West Mifflin Area School District Series 2016:
5% 4/1/24 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,255,278
5% 4/1/26 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,047,291
5% 4/1/28 (Assured Guaranty Muni. Corp. Insured)	1,390,000	1,466,161
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A:
4% 7/1/26	1,000,000	1,009,096
4% 7/1/37	1,400,000	1,337,944
5% 7/1/27	200,000	209,192
5% 7/1/28	1,130,000	1,193,960
5% 7/1/29	500,000	532,019
5% 7/1/30	1,000,000	1,067,932
TOTAL PENNSYLVANIA		386,752,848
Pennsylvania, New Jersey - 0.9%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 A:
5% 1/1/37	1,000,000	1,096,434
5% 1/1/38	1,300,000	1,424,256
5% 1/1/39	1,000,000	1,092,076
TOTAL PENNSYLVANIA, NEW JERSEY		3,612,766
Puerto Rico - 1.5%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 B, 5% 7/1/37 (e)	1,155,000	1,160,011
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,225,367	763,915
5.625% 7/1/27	145,000	153,340
5.625% 7/1/29	440,000	477,212
5.75% 7/1/31	1,045,000	1,162,412
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1, 0% 7/1/31	1,155,000	845,316
Series 2019 A2, 4.329% 7/1/40	1,455,000	1,444,399
TOTAL PUERTO RICO		6,006,605
TOTAL MUNICIPAL BONDS (Cost $404,174,329)		396,372,219

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.24% (f)(g) (Cost $3,849,000)	3,848,230	3,849,000

TOTAL INVESTMENT IN SECURITIES - 98.9% (Cost $408,023,329)	400,221,219
NET OTHER ASSETS (LIABILITIES) - 1.1%	4,483,042
NET ASSETS - 100.0%	404,704,261

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,160,011 or 0.3% of net assets.

(f)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	-	82,585,000	78,736,000	347,668	-	-	3,849,000	0.2%
Total	-	82,585,000	78,736,000	347,668	-	-	3,849,000

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	396,372,219	-	396,372,219	-

Money Market Funds	3,849,000	3,849,000	-	-
Total Investments in Securities:	400,221,219	3,849,000	396,372,219	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $404,174,329)	$396,372,219
Fidelity Central Funds (cost $3,849,000)	3,849,000

Total Investment in Securities (cost $408,023,329)		$400,221,219
Cash		163,033
Receivable for fund shares sold		71,780
Interest receivable		5,052,614
Distributions receivable from Fidelity Central Funds		20,988
Prepaid expenses		371
Other receivables		429
Total assets		405,530,434
Liabilities
Payable for fund shares redeemed	$208,958
Distributions payable	406,560
Accrued management fee	115,641
Other affiliated payables	41,434
Other payables and accrued expenses	53,580
Total Liabilities		826,173
Net Assets		$404,704,261
Net Assets consist of:
Paid in capital		$418,096,291
Total accumulated earnings (loss)		(13,392,030)
Net Assets		$404,704,261
Net Asset Value, offering price and redemption price per share ($404,704,261 ÷ 38,260,061 shares)		$10.58
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$12,797,074
Income from Fidelity Central Funds		347,668
Total Income		13,144,742
Expenses
Management fee	$1,398,505
Transfer agent fees	397,761
Accounting fees and expenses	104,493
Custodian fees and expenses	5,964
Independent trustees' fees and expenses	1,465
Registration fees	24,356
Audit	55,095
Legal	12,749
Miscellaneous	3,872
Total expenses before reductions	2,004,260
Expense reductions	(14,504)
Total expenses after reductions		1,989,756
Net Investment income (loss)		11,154,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,848,915)
Total net realized gain (loss)		(3,848,915)
Change in net unrealized appreciation (depreciation) on investment securities		17,144,301
Net gain (loss)		13,295,386
Net increase (decrease) in net assets resulting from operations		$24,450,372
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,154,986	$10,937,191
Net realized gain (loss)	(3,848,915)	(2,131,805)
Change in net unrealized appreciation (depreciation)	17,144,301	(59,341,779)
Net increase (decrease) in net assets resulting from operations	24,450,372	(50,536,393)
Distributions to shareholders	(10,991,793)	(10,893,254)

Share transactions
Proceeds from sales of shares	95,418,253	209,068,548
Reinvestment of distributions	6,257,235	6,861,043
Cost of shares redeemed	(117,452,279)	(302,424,436)

Net increase (decrease) in net assets resulting from share transactions	(15,776,791)	(86,494,845)
Total increase (decrease) in net assets	(2,318,212)	(147,924,492)

Net Assets
Beginning of period	407,022,473	554,946,965
End of period	$404,704,261	$407,022,473

Other Information
Shares
Sold	9,413,921	20,229,877
Issued in reinvestment of distributions	610,459	655,071
Redeemed	(11,587,825)	(28,961,466)
Net increase (decrease)	(1,563,445)	(8,076,518)

Financial Highlights
Fidelity® Pennsylvania Municipal Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.22	$11.59	$11.59	$11.39	$10.92
Income from Investment Operations
Net investment income (loss) A,B	.284	.255	.251	.275	.310
Net realized and unrealized gain (loss)	.355	(1.372)	.013	.209	.523
Total from investment operations	.639	(1.117)	.264	.484	.833
Distributions from net investment income	(.279)	(.253)	(.251)	(.272)	(.307)
Distributions from net realized gain	-	-	(.013)	(.012)	(.056)
Total distributions	(.279)	(.253)	(.264)	(.284)	(.363)
Net asset value, end of period	$10.58	$10.22	$11.59	$11.59	$11.39
Total Return C	6.38%	(9.66)%	2.30%	4.32%	7.71%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.50%	.49%	.48%	.49%	.48%
Expenses net of fee waivers, if any	.49%	.49%	.48%	.49%	.48%
Expenses net of all reductions	.49%	.49%	.48%	.48%	.48%
Net investment income (loss)	2.76%	2.41%	2.16%	2.42%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$404,704	$407,022	$554,947	$535,587	$516,717
Portfolio turnover rate F	21%	7%	5%	17%	20%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Pennsylvania Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Pennsylvania.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,705,767
Gross unrealized depreciation	(14,294,815)
Net unrealized appreciation (depreciation)	$(7,589,048)
Tax Cost	$407,810,267

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$176,657
Capital loss carryforward	$(5,979,639)
Net unrealized appreciation (depreciation) on securities and other investments	$(7,589,048)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,946,636)
Long-term	(4,033,003)
Total capital loss carryforward	$(5,979,639)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Tax-exempt Income	$10,991,793	$10,893,254

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pennsylvania Municipal Income Fund	87,292,326	80,596,689
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.0981% of average net assets. Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.
During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	0.0258%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Pennsylvania Municipal Income Fund	.44

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Pennsylvania Municipal Income Fund	$744
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,438.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $13,066.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Pennsylvania Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Pennsylvania Municipal Income Fund **	.48%
Actual		$ 1,000	$ 1,038.80	$ 2.47
Hypothetical-B		$ 1,000	$ 1,022.79	$ 2.45

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Fidelity® Pennsylvania Municipal Income Fund	.45%
Actual		$ 2.31
Hypothetical- B		$ 2.29

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 10.78% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Pennsylvania Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for the fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,160,118,778.550	97.240
Withheld	316,510,692.230	2.760
TOTAL	11,476,629,470.780	100.000
Jennifer Toolin McAuliffe
Affirmative	11,160,843,041.160	97.250
Withheld	315,786,429.620	2.750
TOTAL	11,476,629,470.780	100.000
Christine J. Thompson
Affirmative	11,156,602,115.000	97.210
Withheld	320,027,355.780	2.790
TOTAL	11,476,629,470.780	100.000
Elizabeth S. Acton
Affirmative	11,110,214,430.850	96.810
Withheld	366,415,039.930	3.190
TOTAL	11,476,629,470.780	100.000
Laura M. Bishop
Affirmative	11,132,012,161.210	97.000
Withheld	344,617,309.570	3.000
TOTAL	11,476,629,470.780	100.000
Ann E. Dunwoody
Affirmative	11,125,767,777.290	96.940
Withheld	350,861,693.490	3.060
TOTAL	11,476,629,470.780	100.000
John Engler
Affirmative	11,009,456,697.420	95.930
Withheld	467,172,773.360	4.070
TOTAL	11,476,629,470.780	100.000
Robert F. Gartland
Affirmative	11,139,433,974.390	97.060
Withheld	337,195,496.390	2.940
TOTAL	11,476,629,470.780	100.000
Robert W. Helm
Affirmative	11,140,155,147.040	97.070
Withheld	336,474,323.740	2.930
TOTAL	11,476,629,470.780	100.000
Arthur E. Johnson
Affirmative	11,087,922,630.810	96.610
Withheld	388,706,839.970	3.390
TOTAL	11,476,629,470.780	100.000
Michael E. Kenneally
Affirmative	11,003,372,175.210	95.880
Withheld	473,257,295.570	4.120
TOTAL	11,476,629,470.780	100.000
Mark A. Murray
Affirmative	11,139,176,322.830	97.060
Withheld	337,453,147.950	2.940
TOTAL	11,476,629,470.780	100.000
Carol J. Zierhoffer
Affirmative	11,137,882,609.000	97.050
Withheld	338,746,861.780	2.950
TOTAL	11,476,629,470.780	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.540037.126
PFR-ANN-0224
Fidelity® Ohio Municipal Income Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	5.43%	1.78%	2.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund gained 5.43%, lagging, net of fees, the 5.84% advance of the Fidelity Bloomberg Ohio Municipal Bond Blend Index, as well as the 6.40% gain of the broad-based benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the state index, yield-curve positioning, meaning how we spread investments over bonds with various maturities, detracted from relative performance. Differences in the way fund holdings and index components were priced also hurt the relative result. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider. In contrast, the fund's overweight to lower-quality investment-grade munis contributed to performance versus the state index, as these securities outpaced higher-quality bonds. An overweight to health care bonds also helped, thanks to the sector's outperformance amid strong investor demand for higher-yielding securities. The fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds that were somewhat cushioned from rising interest rates, added further value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Revenue Sources (% of Fund's net assets)
Health Care	37.0
Education	19.6
Special Tax	8.8
Other	6.8
General Obligations	5.0
Others* (Individually Less Than 5%)	22.8
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 85.7%
	Principal Amount (a)	Value ($)
Ohio - 84.1%
Akron Bath Copley Hosp. District Rev.:
(Summa Health Sys.) Series 2016, 5% 11/15/25	1,000,000	1,028,351
Series 2016:
5% 11/15/26	535,000	559,220
5.25% 11/15/32	1,000,000	1,054,883
5.25% 11/15/34	1,500,000	1,575,408
5.25% 11/15/41	10,545,000	10,789,809
5.25% 11/15/46	2,650,000	2,689,722
Series 2020, 3% 11/15/40	5,400,000	4,400,502
Akron Income Tax Rev. Series 2022:
4% 12/1/28	1,380,000	1,458,537
4% 12/1/29	1,500,000	1,601,346
4% 12/1/30	1,210,000	1,289,295
4% 12/1/31	1,105,000	1,173,287
4% 12/1/32	1,285,000	1,359,398
4% 12/1/33	1,300,000	1,372,085
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,119,335
5% 8/1/42	4,175,000	4,358,186
Series 2020 A:
4% 12/1/40	11,880,000	12,005,389
5% 12/1/35	750,000	837,612
American Muni. Pwr., Inc. Rev. Series 2023 A:
5% 2/15/28	10,000,000	10,893,052
5% 2/15/39	4,250,000	4,885,350
Bath Loc School District Series 2020, 2.125% 12/1/40 (Build America Mutual Assurance Insured)	670,000	508,173
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	1,500,000	1,155,660
4% 6/1/37	5,975,000	6,066,900
4% 6/1/38	1,000,000	1,005,084
4% 6/1/39	1,000,000	999,263
4% 6/1/48	5,750,000	5,310,473
5% 6/1/27	1,000,000	1,054,408
5% 6/1/35	2,000,000	2,177,928
5% 6/1/36	2,000,000	2,165,957
Series 2020 B2, 5% 6/1/55	1,400,000	1,315,658
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	8,535,000	8,653,747
Cleveland Arpt. Sys. Rev.:
Series 2018 A:
5% 1/1/43 (Assured Guaranty Muni. Corp. Insured) (b)	1,750,000	1,814,092
5% 1/1/48 (Assured Guaranty Muni. Corp. Insured) (b)	3,000,000	3,075,728
Series 2019 B:
5% 1/1/24 (b)	1,200,000	1,200,000
5% 1/1/25 (b)	1,125,000	1,140,172
5% 1/1/26 (b)	710,000	730,581
5% 1/1/27 (b)	700,000	732,885
Cleveland Gen. Oblig.:
Series 2012, 5% 12/1/25	25,000	25,041
Series 2021 A:
3% 12/1/31	270,000	269,738
3% 12/1/35	370,000	361,488
3% 12/1/36	430,000	411,565
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/33	600,000	656,544
5% 10/1/36	700,000	759,755
5% 10/1/39	2,040,000	2,186,536
5% 10/1/43	5,000,000	5,301,606
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016, 5% 11/15/36	450,000	461,392
Cleveland Pub. Library Facilities Series 2019 A:
4% 12/1/33	425,000	451,648
4% 12/1/34	370,000	392,337
4% 12/1/35	620,000	652,144
4% 12/1/36	1,400,000	1,451,579
4% 12/1/37	1,115,000	1,147,150
4% 12/1/38	650,000	665,046
Cleveland Pub. Pwr. Sys. Rev.:
Series 2018:
5% 11/15/32 (Assured Guaranty Muni. Corp. Insured)	365,000	400,672
5% 11/15/34 (Assured Guaranty Muni. Corp. Insured)	785,000	858,427
5% 11/15/36 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,084,436
5% 11/15/38 (Assured Guaranty Muni. Corp. Insured)	830,000	891,822
Series 2020 A:
4% 11/15/35 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,041,340
4% 11/15/36 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,031,546
4% 11/15/37 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,019,918
Cleveland-Cuyahoga County Port Auth. (The Cleveland Museum of Natural History Proj.) Series 2021:
4% 7/1/46	850,000	842,997
4% 7/1/51	1,000,000	974,569
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,501,617
Cleveland-Cuyahoga County Port Auth. Rev. (Euclid Avenue Dev. Corp. Proj.) Series 2022 A:
5% 8/1/34	1,865,000	2,068,760
5% 8/1/35	1,910,000	2,109,070
5% 8/1/36	2,065,000	2,263,538
5% 8/1/37	2,170,000	2,357,107
5.5% 8/1/47	3,000,000	3,258,186
County of Cuyahoga (Ballpark Impt. Proj.) Series 2022 A:
4% 1/1/36	3,855,000	4,078,149
4% 1/1/37	3,755,000	3,941,584
Cuyahoga County Econ. Dev. Rev. (The Cleveland Orchestra Proj.) Series 2019:
5% 1/1/29	325,000	355,749
5% 1/1/30	250,000	275,902
5% 1/1/31	525,000	579,637
5% 1/1/32	500,000	551,359
5% 1/1/33	400,000	441,311
5% 1/1/34	300,000	331,567
5% 1/1/35	500,000	552,763
5% 1/1/36	440,000	484,181
5% 1/1/37	400,000	436,406
5% 1/1/39	1,400,000	1,506,966
5% 1/1/40	1,620,000	1,738,993
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	1,802,303
5% 2/15/27	1,700,000	1,779,312
5% 2/15/28	2,385,000	2,473,046
5% 2/15/30	3,000,000	3,115,917
5% 2/15/31	1,500,000	1,552,955
5% 2/15/32	1,450,000	1,496,255
5% 2/15/42	5,135,000	5,167,926
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	4,687,506
Forest Hills Local School District Series 2015, 3.5% 12/1/33	790,000	780,959
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,500,000	2,383,970
5% 12/1/51	6,000,000	5,569,753
Franklin County Hosp. Facilities Rev. Series 2016 C, 4% 11/1/40	3,000,000	3,015,506
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/27	3,825,000	3,827,834
Hamilton County Healthcare Rev.:
(Life Enriching Cmntys. Proj.) Series 2016, 5% 1/1/31	1,350,000	1,362,223
Series 2023 A, 5.25% 1/1/38	1,755,000	1,777,585
Hamilton County Hosp. Facilities Rev. Series 2014, 5% 2/1/44	1,275,000	1,275,348
Kent State Univ. Revs.:
Series 2016, 5% 5/1/30	1,125,000	1,176,438
Series 2020 A:
5% 5/1/45	1,250,000	1,345,901
5% 5/1/50	1,700,000	1,814,341
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	770,000	790,616
Lancaster Port Auth. Gas Rev.:
Bonds Series 2019, 5%, tender 2/1/25 (c)	6,235,000	6,314,616
Series 2019, 5% 8/1/24	655,000	660,560
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/45	5,500,000	5,681,452
5% 8/1/49	1,750,000	1,793,496
Miami Univ. Series 2022 A:
5% 9/1/29	545,000	616,427
5% 9/1/30	500,000	575,874
5% 9/1/31	700,000	819,957
5% 9/1/32	735,000	856,052
5% 9/1/33	780,000	908,143
Middleburg Heights Hosp. Rev.:
Series 2020 A:
4% 8/1/41	905,000	864,949
4% 8/1/47	3,000,000	2,718,251
Series 2021 A, 4% 8/1/41	3,000,000	2,872,886
Milford Exempt Village School District Series 2015, 3.5% 12/1/31	500,000	502,298
Montgomery County Hosp. Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2021:
3% 8/1/51	4,880,000	3,546,005
4% 8/1/37	1,125,000	1,150,509
4% 8/1/41	850,000	853,779
4% 8/1/51	2,000,000	1,873,589
5% 8/1/32	750,000	838,226
5% 8/1/36	1,225,000	1,349,449
5% 8/1/38	1,000,000	1,084,256
5% 8/1/39	1,100,000	1,186,329
Series 2021, 4% 8/1/46	1,230,000	1,204,743
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev.:
Series 2016, 3% 11/15/36	250,000	238,091
Series 2019, 3% 11/15/34	1,385,000	1,356,162
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/35	1,450,000	1,555,835
5% 10/1/36	1,250,000	1,335,282
5% 10/1/37	1,430,000	1,520,267
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2019 B:
5% 12/1/37	835,000	918,797
5% 12/1/38	1,100,000	1,205,630
5% 12/1/39	775,000	845,604
(Denison Univ. 2021 Proj.) Series 2021:
5% 11/1/30	300,000	345,515
5% 11/1/33	300,000	341,711
5% 11/1/35	300,000	339,421
5% 11/1/41	300,000	326,702
(Kenyon College 2020 Proj.) Series 2020:
5% 7/1/38	2,500,000	2,725,259
5% 7/1/39	2,640,000	2,861,154
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	408,142
4% 7/1/37	450,000	458,226
5% 7/1/28	400,000	426,913
5% 7/1/29	735,000	784,645
5% 7/1/30	300,000	320,643
5% 7/1/31	400,000	427,204
5% 7/1/33	650,000	692,672
5% 7/1/35	1,550,000	1,645,457
5% 7/1/42	1,400,000	1,457,224
(Oberlin College 2023 Proj.):
Series 2023 A, 5.25% 10/1/53	8,955,000	10,054,612
Series 2023 B:
5% 10/1/37	1,270,000	1,489,674
5% 10/1/38	1,330,000	1,544,647
(Otterbein Univ. 2022 Proj.) Series 2022 A, 4% 12/1/46	1,250,000	1,100,346
(The College of Wooster 2018 Proj.) Series 2018:
5% 9/1/33	1,445,000	1,583,905
5% 9/1/45	4,255,000	4,466,679
(Univ. of Dayton 2018 Proj.) Series A, 5% 12/1/48	1,000,000	1,043,227
(Univ. of Dayton 2020 Proj.) Series 2020:
3% 2/1/37	1,335,000	1,208,091
4% 2/1/36	900,000	934,700
5% 2/1/34	1,000,000	1,109,230
5% 2/1/35	800,000	884,172
(Univ. of Dayton Proj.) Series 2018 B:
4% 12/1/33	1,155,000	1,195,676
5% 12/1/29	1,310,000	1,429,907
5% 12/1/31	1,130,000	1,225,285
5% 12/1/35	1,000,000	1,072,025
5% 12/1/36	1,000,000	1,066,274
(Xavier Univ. Proj.) Series 2015 C, 5% 5/1/29	855,000	877,579
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (c)	5,000,000	4,767,644
Series 2019, 4% 10/1/49	3,270,000	3,084,365
Ohio Hosp. Facilities Rev. Series 2021 B:
5% 1/1/32	1,580,000	1,864,574
5% 1/1/35	230,000	269,292
5% 1/1/36	540,000	627,769
5% 1/1/37	250,000	288,546
5% 1/1/38	855,000	972,568
5% 1/1/39	925,000	1,047,128
Ohio Hosp. Rev.:
Series 2020 A, 4% 1/15/50	1,000,000	944,615
Series 2020:
3% 1/15/45	2,500,000	1,948,976
4% 11/15/37	1,025,000	997,076
4% 11/15/39	1,115,000	1,053,706
4% 11/15/40	1,110,000	1,037,623
4% 11/15/41	1,175,000	1,080,614
5% 11/15/33	1,270,000	1,361,165
5% 11/15/35	1,465,000	1,560,027
Series 2021 A, 3% 1/15/46	5,000,000	3,805,673
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. - Backed Securities Prog.) Series 2021 C, 2.7% 9/1/46	3,900,000	2,899,187
(Mtg. Backed Securities Prog.):
Series 2017 B, 4.5% 3/1/47 (b)	290,000	290,352
Series 2019 B, 4.5% 3/1/50	3,735,000	3,768,381
(Mtg.-Backed Secrities Prog.) Series 2023 A, 5.5% 3/1/53	4,000,000	4,264,934
(Mtg.-Backed Securities Prog.) Series 2022 A:
2.3% 3/1/33	1,910,000	1,690,957
5% 3/1/30	400,000	443,362
5% 3/1/31	600,000	674,422
5% 9/1/31	640,000	723,951
Series 2021 C, 3.25% 3/1/51	7,220,000	7,054,642
Series 2022 B, 5% 3/1/52	2,880,000	2,986,171
Ohio Spl. Oblig.:
(Administrative Bldg. Fund Projs.) Series 2020 B, 5% 4/1/39	1,865,000	2,059,914
Series 2021 A:
5% 4/1/37	1,680,000	1,906,814
5% 4/1/38	1,000,000	1,122,263
5% 4/1/39	1,000,000	1,117,209
5% 4/1/40	1,110,000	1,233,816
5% 4/1/41	750,000	830,218
Ohio State Univ. Gen. Receipts Series 2023 C, 5.25% 12/1/46	10,000,000	11,398,690
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	4,526,669
Series A, 5% 2/15/46	7,500,000	8,199,354
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. Series 2019 B, 3% 12/1/33	435,000	428,835
Port Auth. Econ. Dev. Rev.:
(Univ. of Northwestern Ohio Proj.) Series 2021, 4% 12/1/35	1,300,000	1,232,882
Series 2021, 4% 12/1/31	710,000	691,680
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/49	2,000,000	2,060,275
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/28	5,030,000	5,208,671
5% 2/15/30	3,860,000	3,973,079
5% 2/15/32	2,550,000	2,612,322
5% 2/15/33	2,460,000	2,514,587
5% 2/15/34	4,450,000	4,550,903
Univ. of Cincinnati Gen. Receipts:
Series 2016 A:
5% 6/1/32	745,000	779,949
5% 6/1/34	585,000	610,361
Series 2019 A, 3% 6/1/39	3,000,000	2,686,242
Univ. of Toledo Gen. Receipts Series 2018 A:
5% 6/1/26	600,000	629,840
5% 6/1/27	350,000	375,876
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,530,685
5% 12/1/29	825,000	874,794
5% 12/1/31	750,000	795,080
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	200,000	205,776
6% 12/1/29	215,000	222,504
6% 12/1/30	230,000	238,879
6% 12/1/31	245,000	255,163
West Carrollton Ohio City Schd Series 2020 A, 3% 12/1/44	2,150,000	1,793,798
Wright State Univ. Gen. Receipts Series 2022 A:
5% 5/1/25 (Build America Mutual Assurance Insured)	490,000	502,242
5% 5/1/26 (Build America Mutual Assurance Insured)	520,000	544,934
5% 5/1/27 (Build America Mutual Assurance Insured)	545,000	583,507
5% 5/1/28 (Build America Mutual Assurance Insured)	565,000	618,633
5% 5/1/29 (Build America Mutual Assurance Insured)	600,000	669,912
5% 5/1/30 (Build America Mutual Assurance Insured)	235,000	267,007
5% 5/1/31 (Build America Mutual Assurance Insured)	250,000	288,164
5% 5/1/32 (Build America Mutual Assurance Insured)	260,000	302,983
TOTAL OHIO		423,971,972
Puerto Rico - 1.6%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 B, 5% 7/1/37 (d)	1,455,000	1,461,313
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	1,634,241	1,018,814
5.625% 7/1/27	190,000	200,928
5.625% 7/1/29	590,000	639,898
5.75% 7/1/31	1,395,000	1,551,737
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1, 0% 7/1/31	1,515,000	1,108,791
Series 2019 A2, 4.329% 7/1/40	1,860,000	1,846,448
TOTAL PUERTO RICO		7,827,929
TOTAL MUNICIPAL BONDS (Cost $439,256,490)		431,799,901

Municipal Notes - 9.4%
	Principal Amount (a)	Value ($)
Ohio - 9.4%
East Alabama Health Care Auth. Participating VRDN Series BAML 5036, 4.14% 1/2/24 (Liquidity Facility Bank of America NA) (c)(e)(f)	1,750,000	1,750,000
Franklin County Hosp. Facilities Rev. Series 2022, 4.05% 1/2/24 (Liquidity Facility JPMorgan Chase Bank), VRDN (c)	8,100,000	8,100,000
Ohio Higher Edl. Facility Commission Rev. (Cleveland Clinic Foundation Proj.) Series 2008 B4, 4.2% 1/2/24 (Liquidity Facility Barclays Bank PLC), VRDN (c)	24,820,000	24,819,988
Ohio Hosp. Facilities Rev. Participating VRDN Series Floater BAML 50 40, 4.09% 1/2/24 (Liquidity Facility Bank of America NA) (c)(e)(f)	3,000,000	3,000,000
RIB Floater Trust Various States Participating VRDN Series 2022 D1, 4% 1/2/24 (Liquidity Facility Barclays Bank PLC) (c)(e)(f)	9,495,000	9,495,000

TOTAL MUNICIPAL NOTES (Cost $47,164,997)		47,164,988

Money Market Funds - 4.4%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.24% (g)(h) (Cost $22,416,404)	22,411,921	22,416,404

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $508,837,891)	501,381,293
NET OTHER ASSETS (LIABILITIES) - 0.5%	2,674,162
NET ASSETS - 100.0%	504,055,455

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,461,313 or 0.3% of net assets.

(e)	Provides evidence of ownership in one or more underlying municipal bonds.
(f)	Coupon rates are determined by re-marketing agents based on current market conditions.
(g)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	-	99,197,404	76,781,000	701,667	-	-	22,416,404	0.9%
Total	-	99,197,404	76,781,000	701,667	-	-	22,416,404

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	478,964,889	-	478,964,889	-

Money Market Funds	22,416,404	22,416,404	-	-
Total Investments in Securities:	501,381,293	22,416,404	478,964,889	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $486,421,487)	$478,964,889
Fidelity Central Funds (cost $22,416,404)	22,416,404

Total Investment in Securities (cost $508,837,891)		$501,381,293
Cash		100,197
Receivable for fund shares sold		51,969
Interest receivable		5,255,075
Distributions receivable from Fidelity Central Funds		97,091
Prepaid expenses		474
Other receivables		568
Total assets		506,886,667
Liabilities
Payable for fund shares redeemed	$2,127,477
Distributions payable	451,192
Accrued management fee	144,809
Other affiliated payables	53,226
Other payables and accrued expenses	54,508
Total Liabilities		2,831,212
Net Assets		$504,055,455
Net Assets consist of:
Paid in capital		$523,007,188
Total accumulated earnings (loss)		(18,951,733)
Net Assets		$504,055,455
Net Asset Value, offering price and redemption price per share ($504,055,455 ÷ 44,017,171 shares)		$11.45
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$15,040,380
Income from Fidelity Central Funds		701,667
Total Income		15,742,047
Expenses
Management fee	$1,780,128
Transfer agent fees	525,990
Accounting fees and expenses	131,257
Custodian fees and expenses	6,883
Independent trustees' fees and expenses	1,870
Registration fees	25,165
Audit	55,103
Legal	587
Miscellaneous	5,253
Total expenses before reductions	2,532,236
Expense reductions	(18,980)
Total expenses after reductions		2,513,256
Net Investment income (loss)		13,228,791
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(8,159,500)
Total net realized gain (loss)		(8,159,500)
Change in net unrealized appreciation (depreciation) on investment securities		21,583,469
Net gain (loss)		13,423,969
Net increase (decrease) in net assets resulting from operations		$26,652,760
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,228,791	$12,981,459
Net realized gain (loss)	(8,159,500)	(3,655,544)
Change in net unrealized appreciation (depreciation)	21,583,469	(69,553,192)
Net increase (decrease) in net assets resulting from operations	26,652,760	(60,227,277)
Distributions to shareholders	(13,023,068)	(12,952,540)

Share transactions
Proceeds from sales of shares	87,432,066	191,298,771
Reinvestment of distributions	8,233,937	8,354,939
Cost of shares redeemed	(126,970,252)	(321,989,652)

Net increase (decrease) in net assets resulting from share transactions	(31,304,249)	(122,335,942)
Total increase (decrease) in net assets	(17,674,557)	(195,515,759)

Net Assets
Beginning of period	521,730,012	717,245,771
End of period	$504,055,455	$521,730,012

Other Information
Shares
Sold	7,927,835	16,957,245
Issued in reinvestment of distributions	737,902	736,204
Redeemed	(11,480,668)	(28,417,832)
Net increase (decrease)	(2,814,931)	(10,724,383)

Financial Highlights
Fidelity® Ohio Municipal Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.14	$12.46	$12.53	$12.38	$11.89
Income from Investment Operations
Net investment income (loss) A,B	.288	.251	.253	.287	.319
Net realized and unrealized gain (loss)	.306	(1.321)	(.064)	.235	.515
Total from investment operations	.594	(1.070)	.189	.522	.834
Distributions from net investment income	(.284)	(.250)	(.253)	(.287)	(.319)
Distributions from net realized gain	-	-	(.006)	(.085)	(.025)
Total distributions	(.284)	(.250)	(.259)	(.372)	(.344)
Net asset value, end of period	$11.45	$11.14	$12.46	$12.53	$12.38
Total Return C	5.43%	(8.60)%	1.52%	4.28%	7.08%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.49%	.49%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.49%	.49%	.48%	.48%	.48%
Expenses net of all reductions	.49%	.49%	.48%	.48%	.48%
Net investment income (loss)	2.58%	2.19%	2.02%	2.31%	2.60%
Supplemental Data
Net assets, end of period (000 omitted)	$504,055	$521,730	$717,246	$702,067	$672,948
Portfolio turnover rate F	21%	14%	6%	20%	10%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Ohio Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Ohio.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,526,928
Gross unrealized depreciation	(15,747,747)
Net unrealized appreciation (depreciation)	$(7,220,819)
Tax Cost	$508,602,112

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$89,108
Undistributed ordinary income	$9
Capital loss carryforward	$(11,820,031)
Net unrealized appreciation (depreciation) on securities and other investments	$(7,220,819)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,525,935)
Long-term	(10,294,096)
Total capital loss carryforward	$(11,820,031)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Tax-exempt Income	$13,023,068	$12,952,540

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Ohio Municipal Income Fund	94,374,852	134,512,778
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of 0.1016% of average net assets.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	0.0255%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.03
Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Ohio Municipal Income Fund	.44

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Ohio Municipal Income Fund	-	7,200,000	-
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Ohio Municipal Income Fund	$951
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,320.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $16,660.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Ohio Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Ohio Municipal Income Fund **	.48%
Actual		$ 1,000	$ 1,032.60	$ 2.46
Hypothetical-B		$ 1,000	$ 1,022.79	$ 2.45

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid

Fidelity® Ohio Municipal Income Fund	.45%
Actual		$ 2.31
Hypothetical- B		$ 2.29

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends were free from federal income tax, and 3.79% of the fund's income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Ohio Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for the fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	11,160,118,778.550	97.240
Withheld	316,510,692.230	2.760
TOTAL	11,476,629,470.780	100.000
Jennifer Toolin McAuliffe
Affirmative	11,160,843,041.160	97.250
Withheld	315,786,429.620	2.750
TOTAL	11,476,629,470.780	100.000
Christine J. Thompson
Affirmative	11,156,602,115.000	97.210
Withheld	320,027,355.780	2.790
TOTAL	11,476,629,470.780	100.000
Elizabeth S. Acton
Affirmative	11,110,214,430.850	96.810
Withheld	366,415,039.930	3.190
TOTAL	11,476,629,470.780	100.000
Laura M. Bishop
Affirmative	11,132,012,161.210	97.000
Withheld	344,617,309.570	3.000
TOTAL	11,476,629,470.780	100.000
Ann E. Dunwoody
Affirmative	11,125,767,777.290	96.940
Withheld	350,861,693.490	3.060
TOTAL	11,476,629,470.780	100.000
John Engler
Affirmative	11,009,456,697.420	95.930
Withheld	467,172,773.360	4.070
TOTAL	11,476,629,470.780	100.000
Robert F. Gartland
Affirmative	11,139,433,974.390	97.060
Withheld	337,195,496.390	2.940
TOTAL	11,476,629,470.780	100.000
Robert W. Helm
Affirmative	11,140,155,147.040	97.070
Withheld	336,474,323.740	2.930
TOTAL	11,476,629,470.780	100.000
Arthur E. Johnson
Affirmative	11,087,922,630.810	96.610
Withheld	388,706,839.970	3.390
TOTAL	11,476,629,470.780	100.000
Michael E. Kenneally
Affirmative	11,003,372,175.210	95.880
Withheld	473,257,295.570	4.120
TOTAL	11,476,629,470.780	100.000
Mark A. Murray
Affirmative	11,139,176,322.830	97.060
Withheld	337,453,147.950	2.940
TOTAL	11,476,629,470.780	100.000
Carol J. Zierhoffer
Affirmative	11,137,882,609.000	97.050
Withheld	338,746,861.780	2.950
TOTAL	11,476,629,470.780	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.540019.126
OFF-ANN-0224

Item 2.

Code of Ethics

As of the end of the period, December 31, 2023, Fidelity Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Municipal Bond Fund, Fidelity Flex Conservative Income Municipal Bond Fund, Fidelity Flex Municipal Income Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund and Fidelity Pennsylvania Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$47,600	$3,500	$5,500	$1,500
Fidelity Flex Conservative Income Municipal Bond Fund	$47,400	$3,600	$5,500	$1,500
Fidelity Flex Municipal Income Fund	$47,400	$3,600	$5,500	$1,500
Fidelity Limited Term Municipal Income Fund	$53,500	$4,000	$5,500	$1,700
Fidelity Michigan Municipal Income Fund	$43,400	$3,300	$5,500	$1,400
Fidelity Minnesota Municipal Income Fund	$43,400	$3,300	$5,500	$1,400
Fidelity Municipal Income Fund	$54,800	$4,100	$5,600	$1,700
Fidelity Ohio Municipal Income Fund	$43,400	$3,300	$5,500	$1,400
Fidelity Pennsylvania Municipal Income Fund	$43,400	$3,300	$5,500	$1,400

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$43,600	$3,500	$5,200	$1,600
Fidelity Flex Conservative Income Municipal Bond Fund	$45,300	$3,700	$5,200	$1,600
Fidelity Flex Municipal Income Fund	$45,300	$3,700	$5,200	$1,600
Fidelity Limited Term Municipal Income Fund	$51,000	$4,100	$5,200	$1,800
Fidelity Michigan Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity Minnesota Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity Municipal Income Fund	$52,100	$4,200	$5,300	$1,800
Fidelity Ohio Municipal Income Fund	$41,500	$3,400	$5,200	$1,500
Fidelity Pennsylvania Municipal Income Fund	$41,500	$3,400	$5,200	$1,500

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2023A	December 31, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2023A	December 31, 2022A
PwC	$13,682,900	$12,977,100

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 22, 2024